AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON JULY 29, 2019
File Nos. 333-180870 and 811-22698

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 198	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 202	☒

KRANESHARES TRUST

(Exact Name of Registrant as Specified in Charter)

1270 Avenue of the Americas, 22nd Floor

New York, New York 10020

(Address of Principal Executive Offices, Zip Code)

(212) 933-0393

(Registrant’s Telephone Number, including Area Code)

Jonathan Krane

Krane Funds Advisors, LLC

1270 Avenue of the Americas, 22nd Floor

New York, New York 10020

(Name and Address of Agent for Service)

Copy to:

Stacy L. Fuller

K&L Gates LLP

1601 K Street NW

Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box):

☐ Immediately upon filing pursuant to paragraph (b) of Rule 485

☒ On August 1, 2019 pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ On (date) pursuant to paragraph (a)(1) of Rule 485

☐ 75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐ On (date) pursuant to paragraph (a)(2) of Rule 485

KraneShares Trust

Prospectus

August 1, 2019

KraneShares Asia Robotics and Artificial Intelligence Index ETF - (KBOT)

KraneShares Bosera MSCI China A Share ETF - (KBA)

KraneShares CCBS China Corporate High Yield Bond USD Index ETF - (KCCB)

KraneShares CICC China Leaders 100 Index ETF (formerly, KraneShares Zacks New China ETF) - (KFYP)

KraneShares CSI China Internet ETF - (KWEB)

KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF - (KBND)

KraneShares E Fund China Commercial Paper ETF - (KCNY)

KraneShares Electric Vehicles and Future Mobility Index ETF - (KARS)

KraneShares Emerging Markets Consumer Technology Index ETF - (KEMQ)

KraneShares Emerging Markets Healthcare Index ETF - (KMED)

KraneShares MSCI All China Consumer Discretionary Index ETF - (KBUY)

KraneShares MSCI All China Consumer Staples Index ETF - (KSTP)

KraneShares MSCI All China Health Care Index ETF - (KURE)

KraneShares MSCI All China Index ETF (formerly, KraneShares FTSE Emerging Markets Plus ETF) - (KALL)

KraneShares MSCI China A Hedged Index ETF - (KBAH)

KraneShares MSCI China Environment Index ETF - (KGRN)

KraneShares MSCI Emerging Markets ex China Index ETF - (KEMX)

KraneShares MSCI One Belt One Road Index ETF - (OBOR)

Fund shares are not individually redeemable. Fund shares are or will be listed on NYSE Arca, Inc. (“Exchange”).

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds (if you hold your Fund shares directly with the Funds) or from your financial intermediary, such as a broker-dealer or bank (if you hold your Fund shares through a financial intermediary). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your Fund shares directly with the Funds, you may elect to receive shareholder reports and other communications electronically from the Funds by contacting the Funds at 855-857-2638 or, if you hold your Fund shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your Fund shares directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports at 855-857-2638 or, if you hold your Fund shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the KraneShares Funds you hold directly with series of the Trust or through your financial intermediary, as applicable.

KraneShares Trust

i

KraneShares Asia Robotics and Artificial Intelligence Index ETF

Investment Objective

The KraneShares Asia Robotics and Artificial Intelligence Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of a specific equity securities index. The Fund’s current index is the Solactive Asia Robotics & Artificial Intelligence Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table and Example below do not include the brokerage commissions or bid-ask spread that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses**	0.01%
Total Annual Fund Operating Expenses	0.79%
Fee Waiver***	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver	0.69%

*Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

**Based on estimated amounts for the current fiscal year.

*** The Fund’s investment adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”), has contractually agreed to waive its management fee by 0.10% of the Fund’s average daily net assets (“Fee Waiver”). The Fee Waiver will continue until August 1, 2020, and may only be terminated prior thereto by the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Fee Waiver for the period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years
$70	$242

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced investment operations prior to the fiscal year ended March 31, 2019, it does not have portfolio turnover information for the prior fiscal year to report.

KraneShares Asia Robotics and

 Artificial Intelligence Index ETF

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Underlying Index and depositary receipts, including American depositary receipts (“ADRs”), representing such components. The Underlying Index is designed to measure the performance of equity securities of companies that are classified by FactSet as having an Asian country of risk and involved in, or exposed to, robotics and artificial intelligence (“AI”).

The Underlying Index draws constituents from the universe of companies in the FactSet Revere Business Industry Classification System (“RBICS”) sub-sectors that Solactive AG (“Index Provider”) has determined, based on fundamental research, provide robotics and AI products or services (e.g., semiconductor manufacturing, software, internet and data services). Using data and information from the public filings and disclosures of companies in these sub-sectors (e.g., regulatory filings, earning transcripts, etc.), the Index Provider identifies the RBICS sub-industries most involved in, or exposed to, robotics and AI (“Robotics & AI Sub-Industries”). From the companies classified by RBICS as in the Robotics & AI Sub-Industries, the Underlying Index selects those that, based on RBICS data, derive at least 50% of their revenues from their Robotics & AI Sub-Industries activities.

Issuers eligible for inclusion in the Underlying Index must be classified by FactSet as having China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, Philippines, Singapore, South Korea, Thailand or Taiwan as their country of risk. FactSet determines an issuer’s country of risk based on an analysis of the country-specific business and economic factors most likely to influence it. The Chinese equity securities included in the Underlying Index may include China A-Shares available for investment through the Shanghai-Hong Kong Stock Connect or Shenzhen-Hong Kong Stock Connect Programs.

The Index Provider applies various screens so that the securities included in the Underlying Index, at the time of each rebalance: (1) are issued by companies with a minimum free float market capitalization of $100 million; (2) have been listed for at least one month and have a minimum average daily trading volume of $5 million as measured over the last one-month and six-month periods (or only for the one-month period for issuers conducting an initial public offering); and (3) have debt-to-equity ratios lower than 100%. Constituents of the Underlying Index are weighted as of each rebalance of the Underlying Index based on their free float market capitalization, with the top 5 constituents assigned weights of 9%, 8%, 7%, 6%, and 5% respectively, and the remaining constituents capped at weights of 4.5%. The issuers included in the Underlying Index may include small-cap, mid-cap and large-cap companies.

The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but that Krane believes will help the Fund track the Underlying Index. These investments may include equity securities and depositary receipts of issuers whose securities are not components of the Underlying Index, derivative instruments (including swaps, futures, forwards, structured notes and options), other investment companies (including exchange traded funds or “ETFs”) and cash or cash equivalents (including money market funds). The other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will not purchase shares of an investment company if it would cause the Fund to (i) own more than 3% of such investment company’s voting shares; (ii) invest more than 5% of its total assets in such investment company; or (iii) invest more than 10% of its total assets in investment companies.

KraneShares Asia Robotics and

 Artificial Intelligence Index ETF

The following China-related securities may be included in the Underlying Index and/or represent investments of the Fund:

●	China A-Shares, which are shares of companies incorporated in mainland China that are traded on the Chinese exchanges and denominated in domestic renminbi. China A-Shares are primarily purchased and sold in the domestic Chinese market. To the extent the Fund invests in China A-Shares, it expects to do so through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”). A Renminbi Qualified Foreign Institutional Investor (“RQFII”) or Qualified Foreign Institutional Investor (“QFII”) license may also be acquired to invest directly in China A-Shares.

●	China B Shares, which are shares of companies listed on the Shanghai or Shenzhen Stock Exchange but quoted and traded in foreign currencies (such as Hong Kong Dollars or U.S. Dollars), which were primarily created for trading by foreign investors.

●	China H Shares, which are shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange (“H-Shares”), where they are traded in Hong Kong dollars and may be traded by foreign investors.

●	China N Shares, which are shares of companies with business operations in mainland China and listed on an American stock exchange, such as NYSE or NASDAQ (“N-Shares”).

●	P-Chips, which are shares of private sector companies with a majority of their business operations in mainland China and controlling private Chinese shareholders, which are incorporated outside of mainland China and traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	Red Chips, which are shares of companies with a majority of their business operations in mainland China and controlled by the central, provincial or municipal governments of the PRC, whose shares are traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	S-Chips, which are shares of companies with business operations in mainland China and listed on the Singapore Exchange. S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda.

Although the Fund reserves the right to replicate (or hold all components of) the Underlying Index, the Fund expects to use a representative sampling strategy to track the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to that of the Underlying Index.

The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of May 31, 2019, the Underlying Index included 48 securities of companies with a market capitalization range of approximately $116 million to $34 billion and an average market capitalization of approximately $4.5 billion and the largest sectors represented in the Underlying Index were the Technology (79.8%) and Industrials (20.2%) sectors. As of May 31, 2019, the largest markets represented in the Underlying Index were China (54.4%), Taiwan (21.5%), and Japan (20.5%). The Underlying Index is rebalanced and reconstituted semi-annually and has two additional review dates to potentially include newly issued securities of issuers meeting the Underlying Index requirements.

KraneShares Asia Robotics and

 Artificial Intelligence Index ETF

The Fund may engage in securities lending.

Principal Risks

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the value of its shares, including:

Asia-Pacific Risk. Investments in securities of issuers in Asia-Pacific countries involve risks that are specific to the Asia-Pacific region, including certain legal, regulatory, political and economic risks. Certain Asia-Pacific countries have experienced expropriation and/or nationalization of assets, political and social instability and armed conflict. Some economies in this region are dependent on a range of commodities and are strongly affected by international commodity prices. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Many Asia-Pacific economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asia-Pacific economies are highly dependent on trade and economic conditions in other countries.

Artificial Intelligence and Robotics Risk. Issuers engaged in artificial intelligence and robotics typically have high research and capital expenditures and, as a result, their profitability can vary widely, if they are profitable at all. The space in which they are engaged is highly competitive and issuers’ products and services may become obsolete very quickly. These companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. The issuers are also subject to legal, regulatory and political changes that may have a large impact on their profitability. A failure in an issuer’s product or even questions about the safety of the product could be devastating to the issuer, especially if it is the marquee product of the issuer. It can be difficult to accurately capture what qualifies as a robotics or artificial intelligence company.

China Risk. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Further, the Chinese economy is heavily dependent upon trading with key partners. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

KraneShares Asia Robotics and

 Artificial Intelligence Index ETF

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.

A-Shares Risk. A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Investments in A-Shares are made available to domestic Chinese investors and certain foreign investors, including those who have been approved as a QFII or a RQFII and through the Stock Connect Programs, which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and China-Japan Stock Connect. Investments by foreign investors in A-Shares are subject to various restrictions, regulations and limits. The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. The Fund may also gain exposure to A-Shares by investing in investments that provide exposure to A-Shares, such as other investment companies, or Krane may acquire a QFII or RQFII license to invest in A-Shares for the Fund. Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. This could cause volatility in the Fund’s share price and subject the Fund to a greater risk of trading halts.

Custody Risks. In accordance with Chinese regulations and the terms of a QFII or RQFII license, as applicable, and insofar as Krane acquires a QFII or RQFII license, A-Shares will be held in the joint names of the Fund and Krane. While Krane may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of Krane may assert that the securities are owned by Krane and that regulatory actions taken against Krane may affect the Fund. The risk is particularly acute in the case of cash deposited with a People’s Republic of China (“PRC”) sub-custodian (“PRC Custodian”) because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

Tax Risk.  Per a circular (Caishui [2014] 79), the Fund is temporarily exempt from the Chinese tax on capital gains on trading in A-Shares as a QFII or RQFII or the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect as of November 17, 2014, and the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect as of December 5, 2016. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. In addition, there is uncertainty as to the application and implementation of China’s value added tax to the Fund’s activities. The Fund reserves the right to establish a reserve for taxes which present uncertainty as to whether they will be assessed, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to these taxes, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax. Investors should note that such provision, if any, may be excessive or inadequate to meet actual tax liabilities (which could include interest and penalties) on the Fund’s investments. Any taxes imposed in connection with the Fund’s activities will be borne by the Fund. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

KraneShares Asia Robotics and

 Artificial Intelligence Index ETF

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by government actors and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Although the RMB is not presently freely convertible, rather it is subject to the approval of the State Administration of Foreign Exchange (“SAFE”) and other relevant authorities, repatriations by RQFIIs or through the Stock Connect Programs are currently permitted daily and Chinese authorities have indicated their plans to move to a fully freely convertible RMB. There is no assurance, however, that repatriation restrictions will not be (re-)imposed in the future.

Hong Kong Risk. The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

Stock Connect Program Risk. The Stock Connect Programs are subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A-Shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its positions. Only certain China A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Stock Connect Programs. Because the Stock Connect Programs are still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future.

Investments in China A-Shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. Because of the way in which China A-Shares are held in the Stock Connect Programs, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Chinese exchange becomes insolvent.

B-Shares Risk. The China B-Share market is generally smaller, less liquid and has a smaller issuer base than the China A-Share market. The issuers that compose the B-Share market include a broad range of companies, including companies with large, medium and small capitalizations. Further, the B-Shares market may behave very differently from other portions of the Chinese equity markets, and there may be little to no correlation between the performance of the two.

KraneShares Asia Robotics and

 Artificial Intelligence Index ETF

H-Shares Risk. H-Shares are foreign securities which, in addition to the risks described herein, are subject to the risk that the Hong Kong stock market may behave very differently from the mainland Chinese stock market. There may be little to no correlation between the performance of the Hong Kong stock market and the mainland Chinese stock market.

N-Shares Risk. N-Shares are securities of companies with business operations in mainland China and listed on an American stock exchange, such as the NYSE or NASDAQ. Because companies issuing N-Shares have business operations in China, they are subject to certain political and economic risks in China. The American stock market may behave very differently from the mainland Chinese stock market, and there may be little to no correlation between the performance of the two.

P-Chip Companies Risk. P-Chip companies are often run by the private sector and have a majority of their business operations in mainland China. P-Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and may also be traded by foreigners. Because they are traded on the Hong Kong Stock Exchange, P-Chips are also subject to risks similar to those associated with investments in H Shares. They are also subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes.

Red Chip Companies Risk. Red Chip companies are controlled, either directly or indirectly, by the central, provincial or municipal governments of the PRC. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange and may also be traded by foreigners. Because Red Chip companies are controlled by various PRC governmental authorities, investing in Red Chips involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance of Red Chip companies. Red Chip companies may be less efficiently run and less profitable than other companies.

S-Chip Companies Risk. The Fund may invest in shares of companies with business operations in mainland China and listed on the Singapore Exchange (“S-Chips”). S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda. They are subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes. S-Chip companies may or may not be owned at least in part by a Chinese central, provincial or municipal government and be subject to the types of risks that come with such ownership described herein. There may be little or no correlation between the performance of the Singapore stock market and the mainland Chinese stock market.

Equity Securities Risk. The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities may be more volatile than other asset classes and are generally subordinate in rank to debt and other securities of the same issuer.

Emerging Markets Risk. The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown, and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

KraneShares Asia Robotics and

 Artificial Intelligence Index ETF

Foreign Securities Risk. Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations and political or economic instability. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. These factors could result in a loss to the Fund.

Geographic Focus Risk. The Fund’s investments are expected to be focused in a particular country, countries, or region to the same extent as the Underlying Index and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

Currency Risk. The Fund’s net asset value (“NAV”) is determined on the basis of the U.S. dollar, therefore, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Concentration Risk. The Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries. The securities of companies in an industry or group of industries could react similarly to market developments. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the principal risks described below.

Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors. Government regulation will also affect the performance of investments in such industrials sector issuers, particularly aerospace and defense companies, which rely to a significant extent on government demand for their products and services. Transportation companies, another component of the industrials sector, are subject to sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

Technology Sector Risk. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

KraneShares Asia Robotics and

 Artificial Intelligence Index ETF

Japan Risk. The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively affect the Fund. The Japanese yen has fluctuated widely during recent periods and may be affected by currency volatility elsewhere in Asia, especially Southeast Asia. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. Japan has also experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity, which could negatively affect the Fund. The Japanese economy has in the past been negatively affected at times by government intervention and protectionism, an unstable financial services sector, and a heavy reliance on international trade, a significant portion of which is conducted with nearby developing nations in East and Southeast Asia.

Taiwan Risk. The political reunification of China and Taiwan, over which China continues to claim sovereignty, remains problematic and is unlikely to be settled in the near future. This continuing hostility between China and Taiwan may have an adverse impact on the values of the Fund’s investments in Taiwan, or make such investments impracticable or impossible. Any escalation of hostility between China and Taiwan would likely have a significant adverse impact on the value of the Fund’s investments in both Taiwan and the region.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face delisting from the Exchange.

Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

International Closed Market Trading Risk. Because certain of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and stale pricing, resulting in the Fund trading at a discount or premium to NAV greater than those incurred by other ETFs.

New Fund Risk. The Fund is new and does not yet have shares outstanding. If the Fund does not grow large in size once it commences trading, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

KraneShares Asia Robotics and

 Artificial Intelligence Index ETF

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. Certain countries in which the Fund may invest may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash.

Small- and Mid-Capitalization Company Risk. Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies Since small and medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may be less liquid and more volatile. They may also be sensitive to (expected) changes in interest rates and earnings.

Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Passive Investment Risk. There is no guarantee that the Underlying Index will create the desired exposure and the Fund is not actively managed. It does not seek to “beat” the Underlying Index or take temporary defensive positions when markets decline. Therefore, the Fund may purchase or hold securities with current or projected underperformance.

Management Risk. The Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index. Therefore, the Fund is subject to the risk that Krane’s security selection process may not produce the intended results.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities and unable to invest in certain components of the Underlying Index due to regulatory constraints, trading suspensions, and legal restrictions imposed by foreign governments. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected.

KraneShares Asia Robotics and

 Artificial Intelligence Index ETF

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, such as raising interest rates, could cause volatility in global financial markets and negative sentiment, which could result in losses. Market developments may also cause the Fund’s investments to become less liquid and cause the Fund to encounter difficulties in timely honoring redemptions.

High Portfolio Turnover Risk. The Fund may incur high turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to it by the Fund. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Tax Risk. In order to qualify for the favorable tax treatment available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. The Fund’s investments in issuers whose control persons are not certain creates a risk that tax authorities may retrospectively deem the Fund to have failed the asset diversification requirements. If the Fund were to fail the favorable tax treatment requirements, it would be taxed in the same manner as an ordinary corporation, which would adversely affect its performance.

Depositary Receipts Risk. The Fund may hold the securities of foreign companies in the form of depositary receipts, including American Depositary Receipts and Global Depositary Receipts. Investing in depositary receipts entails the risks associated with foreign investments, such as fluctuations in foreign currency exchange rates and political and economic risks distinct from those associated with investing in the securities of U.S. issuers. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts.

Derivatives Risk. The use of derivatives (including swaps, futures, forwards, structured notes and options) involve risks, such as possible default by a counterparty, potential losses if markets do not move as expected, and the potential for greater losses than if these techniques had not been used. Investments in derivatives may expose the Fund to leverage, which may cause the Fund to be more volatile than if it had not been leveraged. By investing in derivatives, the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited loss. Derivatives may also be subject to valuation risk, which is the risk that valuation sources for the derivative will not be readily available in the market which is especially possible in times of market distress, during which market participants may be reluctant to purchase complex instruments or provide price quotes for them. In addition, derivatives can be difficult or impossible to sell at the time of and at the price desired by the seller.

KraneShares Asia Robotics and

 Artificial Intelligence Index ETF

Investments in Investment Companies Risk. The Fund may invest in other investment companies, including those that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane is subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the U.S. law.

Securities Lending Risk. To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Performance Information

Once the Fund has completed a full calendar year of operations, a bar chart and table will be included in this Prospectus that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance. Once available, the Fund’s current performance information will be available at www.kraneshares.com. Past performance does not necessarily indicate how the Fund will perform in the future.

Management

Investment Adviser

Krane Funds Advisors, LLC serves as the investment adviser to the Fund.

Portfolio Managers

Mark Schlarbaum, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of the Fund since the Fund’s inception. Jonathan Shelon, Chief Operating Officer of the Adviser, also serves as a portfolio manager of the Fund. Mr. Shelon supports Mr. Schlarbaum and Krane’s investment team for the Fund and has been a portfolio manager of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

KraneShares Asia Robotics and

 Artificial Intelligence Index ETF

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

KraneShares Asia Robotics and

 Artificial Intelligence Index ETF

KraneShares Bosera MSCI China A Share ETF

Investment Objective

The KraneShares Bosera MSCI China A Share ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of a specific foreign equity securities index. The Fund’s current index is the MSCI China A Index (USD)  (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table and Example below do not include the brokerage commissions or bid-ask spread that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.80%
Fee Waiver**	-0.20%
Total Annual Fund Operating Expenses After Fee Waiver	0.60%

*Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

**The Fund’s investment adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”), has contractually agreed to waive its management fee by 0.20% of the Fund’s average daily net assets. This contractual fee waiver will continue until August 1, 2020, and may only be terminated prior thereto by the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Fee Waiver for the period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$235	$425	$971

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 106% of the average value of its portfolio. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

KraneShares Bosera MSCI

 China A Share ETF

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its total assets in securities of the Underlying Index and depositary receipts representing such securities. The Underlying Index reflects the large- and mid-cap Chinese renminbi (“RMB”)-denominated equity securities listed on the Shenzhen or Shanghai Stock Exchanges (“A Shares”) that are accessible through the Shanghai-Hong Kong Stock Connect or Shenzhen-Hong Kong Stock Connect Programs. The Underlying Index is calculated using China A Shares listings based on the offshore RMB exchange rate (commonly known as “CNH”). Underlying Index constituents are weighted by the security’s free-float adjusted market capitalization calculated based on MSCI’s Foreign Inclusion Factor (“FIF”) and subject to Foreign Ownership Limits (“FOLs”). The FIF of a security is defined as the proportion of shares outstanding that is available for investment in the public equity markets by foreign investors. The FOL of a security is defined as the proportion of share capital of the security that is available for purchase by foreign investors.

A Shares are issued by companies incorporated in mainland China. Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in A Shares only through certain institutional investors that have obtained a license and quota from the Chinese regulators or through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”). Bosera Asset Management (International) Co., Ltd. (“Bosera”), the Fund’s sub-adviser, has received a license as a Renminbi Qualified Foreign Institutional Investor (“RQFII”) from the China Securities Regulatory Commission (“CSRC”) and has received an A Shares quota by China’s State Administration of Foreign Exchange (“SAFE”) for use by the investment products it manages, including the Fund. Bosera, on behalf of the investment products it manages, may invest in A Shares and other permitted China securities up to the relevant A Shares quota(s). In addition, the Fund may invest in A Shares through the Stock Connect Programs and, in the future, Bosera may also obtain a license on behalf of the Fund as a Qualified Foreign Institutional Investor (“QFII”), another program under Chinese law that would allow it to invest in A Shares on behalf of the Fund.

The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but that Krane and/or Bosera believes will help the Fund track the Underlying Index. These investments may include equity securities and depositary receipts of issuers whose securities are not components of the Underlying Index, derivative instruments (including swaps, futures, forwards, structured notes and options), other investment companies (including exchange traded funds or “ETFs”) and cash or cash equivalents (including money market funds). Certain other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane, Bosera and/or their affiliates. The Fund will not purchase shares of an investment company if it would cause the Fund to (i) own more than 3% of such investment company’s voting shares; (ii) invest more than 5% of its total assets in such investment company; or (iii) invest more than 10% of its total assets in investment companies.

In addition to China A-Shares, which are described above, the following China-related securities may be included in this 20% basket:

●	China B Shares, which are shares of companies listed on the Shanghai or Shenzhen Stock Exchange but quoted and traded in foreign currencies (such as Hong Kong Dollars or U.S. Dollars), which were primarily created for trading by foreign investors.

●	China H Shares, which are shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange (“H-Shares”), where they are traded in Hong Kong dollars and may be traded by foreign investors.

KraneShares Bosera MSCI

 China A Share ETF

●	China N Shares, which are shares of companies with business operations in mainland China and listed on an American stock exchange, such as NYSE or NASDAQ (“N-Shares”).

●	P-Chips, which are shares of private sector companies with a majority of their business operations in mainland China and controlling private Chinese shareholders, which are incorporated outside of mainland China and traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	Red Chips, which are shares of companies with a majority of their business operations in mainland China and controlled by the central, provincial or municipal governments of the PRC, whose shares are traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	S-Chips, which are shares of companies with business operations in mainland China and listed on the Singapore Exchange. S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda.

Although the Fund reserves the right to replicate (or hold all components of) the Underlying Index, the Fund expects to use a representative sampling strategy to track the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to that of the Underlying Index.

As of May 31, 2019, the Underlying Index included 436 securities of companies with a market capitalization range of approximately $491 million to $48.5 billion and an average market capitalization of approximately $2.35 billion. The Underlying Index is rebalanced quarterly.

To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of May 31, 2019, issuers in the Financials sector (28.5%) represented a significant portion of the Underlying Index.

The Fund may engage in securities lending.

Principal Risks

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the value of its shares, including:

China Risk. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

KraneShares Bosera MSCI

 China A Share ETF

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Further, the Chinese economy is heavily dependent upon trading with key partners. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.

A-Shares Risk. A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Investments in A-Shares are made available to domestic Chinese investors and certain foreign investors, including those who have been approved as a QFII or a RQFII and through the Stock Connect Programs, which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and the China-Japan Stock Connect. Investments by other foreign investors in A-Shares are subject to various regulations and limits. Investments in A-Shares are subject to various restrictions. Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. This could cause volatility in the Fund’s share price and subject the Fund to a greater risk of trading halts.

Custody Risks. In accordance with Chinese regulations, A-Shares acquired through a QFII or RQFII license will be held in the joint names of the Fund and Bosera. While Bosera may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of Bosera may assert that the securities are owned by Bosera and that regulatory actions taken against Bosera may affect the Fund. The risk is particularly acute in the case of cash deposited with a People’s Republic of China ( “PRC”) sub-custodian (“PRC Custodian”) because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

Tax Risk. Per a circular (Caishui [2014] 79), the Fund is temporarily exempt from the Chinese tax on capital gains on trading in A-Shares as a QFII or RQFII or the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect as of November 17, 2014, and the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect as of December 5, 2016. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. In addition, there is uncertainty as to the application and implementation of China’s value added tax to the Fund’s activities. The Fund reserves the right to establish a reserve for taxes which present uncertainty as to whether they will be assessed, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to these taxes, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax. Investors should note that such provision, if any, may be excessive or inadequate to meet actual tax liabilities (which could include interest and penalties) on the Fund’s investments. Any taxes imposed in connection with the Fund’s activities will be borne by the Fund. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

KraneShares Bosera MSCI

 China A Share ETF

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by government actors and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Although the RMB is not presently freely convertible, rather it is subject to the approval of the State Administration of Foreign Exchange (“SAFE”) and other relevant authorities, repatriations by RQFIIs or through the Stock Connect Programs are currently permitted daily and Chinese authorities have indicated their plans to move to a fully freely convertible RMB. There is no assurance, however, that repatriation restrictions will not be (re-)imposed in the future.

Hong Kong Risk. The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

Stock Connect Program Risk. The Stock Connect Programs are subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A-Shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its positions. Only certain China A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Stock Connect Programs. Because the Stock Connect Programs are still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future.

Investments in China A-Shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. Because of the way in which China A-Shares are held in the Stock Connect Programs, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Chinese exchange becomes insolvent.

B-Shares Risk. The China B-Share market is generally smaller, less liquid and has a smaller issuer base than the China A-Share market. The issuers that compose the B-Share market include a broad range of companies, including companies with large, medium and small capitalizations. Further, the B-Shares market may behave very differently from other portions of the Chinese equity markets, and there may be little to no correlation between the performance of the two.

KraneShares Bosera MSCI

 China A Share ETF

H-Shares Risk. H-Shares are foreign securities which, in addition to the risks described herein, are subject to the risk that the Hong Kong stock market may behave very differently from the mainland Chinese stock market. There may be little to no correlation between the performance of the Hong Kong stock market and the mainland Chinese stock market.

N-Shares Risk. N-Shares are securities of companies with business operations in mainland China and listed on an American stock exchange, such as the NYSE or NASDAQ. Because companies issuing N-Shares have business operations in China, they are subject to certain political and economic risks in China. The American stock market may behave very differently from the mainland Chinese stock market, and there may be little to no correlation between the performance of the two.

P-Chip Companies Risk. P-Chip companies are often run by the private sector and have a majority of their business operations in mainland China. P-Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and may also be traded by foreigners. Because they are traded on the Hong Kong Stock Exchange, P-Chips are also subject to risks similar to those associated with investments in H Shares. They are also subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes.

Red Chip Companies Risk. Red Chip companies are controlled, either directly or indirectly, by the central, provincial or municipal governments of the PRC. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange and may also be traded by foreigners. Because Red Chip companies are controlled by various PRC governmental authorities, investing in Red Chips involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance of Red Chip companies. Red Chip companies may be less efficiently run and less profitable than other companies.

S-Chip Companies Risk. The Fund may invest in shares of companies with business operations in mainland China and listed on the Singapore Exchange (“S-Chips”). S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda. They are subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes. S-Chip companies may or may not be owned at least in part by a Chinese central, provincial or municipal government and be subject to the types of risks that come with such ownership described herein. There may be little or no correlation between the performance of the Singapore stock market and the mainland Chinese stock market.

Equity Securities Risk. The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities may be more volatile than other asset classes and are generally subordinate in rank to debt and other securities of the same issuer.

Emerging Markets Risk. The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown, and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

KraneShares Bosera MSCI

 China A Share ETF

Foreign Securities Risk. Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations and political or economic instability. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. These factors could result in a loss to the Fund.

Geographic Focus Risk. The Fund’s investments are expected to be focused in a particular country, countries, or region to the same extent as the Underlying Index and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

Currency Risk. The Fund’s net asset value (“NAV”) is determined on the basis of the U.S. dollar, therefore, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

Concentration Risk. The Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries. The securities of companies in an industry or group of industries could react similarly to market developments. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the principal risks described below.

Financials Sector Risk. The performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face delisting from the Exchange.

Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could avoid by making redemptions in-kind. As a result, the Fund may pay out higher annual capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

KraneShares Bosera MSCI

 China A Share ETF

International Closed Market Trading Risk. Because substantially all of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and stale pricing, resulting in the Fund trading at a discount or premium to NAV greater than those incurred by other ETFs.

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. The Chinese markets may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash.

Mid-Capitalization Company Risk. Investing in the securities of medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies and more established companies. Since medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates and earnings.

Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

KraneShares Bosera MSCI

 China A Share ETF

Passive Investment Risk. There is no guarantee that the Underlying Index will create the desired exposure and the Fund is not actively managed. It does not seek to “beat” the Underlying Index or take temporary defensive positions when markets decline. Therefore, the Fund may purchase or hold securities with current or projected underperformance.

Management Risk. The Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index. Therefore, the Fund is subject to the risk that Bosera’s security selection process may not produce the intended results.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities and unable to invest in certain components of the Underlying Index due to regulatory constraints, trading suspensions, and legal restrictions imposed by foreign governments. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected.

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, such as raising interest rates, could cause volatility in global financial markets and negative sentiment, which could result in losses. Market developments may also cause the Fund’s investments to become less liquid and cause the Fund to encounter difficulties in timely honoring redemptions.

High Portfolio Turnover Risk. The Fund may incur high turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Tax Risk. In order to qualify for the favorable tax treatment available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. The Fund’s investments in issuers whose control persons are not certain creates a risk that tax authorities may retrospectively deem the Fund to have failed the asset diversification requirements. If the Fund were to fail the favorable tax treatment requirements, it would be taxed in the same manner as an ordinary corporation, which would adversely affect its performance.

Depositary Receipts Risk. The Fund may hold the securities of foreign companies in the form of depositary receipts, including American Depositary Receipts and Global Depositary Receipts. Investing in depositary receipts entails the risks associated with foreign investments, such as fluctuations in foreign currency exchange rates and political and economic risks distinct from those associated with investing in the securities of U.S. issuers. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts.

KraneShares Bosera MSCI

 China A Share ETF

Derivatives Risk. The use of derivatives (including swaps, futures, forwards, structured notes and options) involve risks, such as possible default by a counterparty, potential losses if markets do not move as expected, and the potential for greater losses than if these techniques had not been used. Investments in derivatives may expose the Fund to leverage, which may cause the Fund to be more volatile than if it had not been leveraged. By investing in derivatives, the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited loss. Derivatives may also be subject to valuation risk, which is the risk that valuation sources for the derivative will not be readily available in the market which is especially possible in times of market distress, during which market participants may be reluctant to purchase complex instruments or provide price quotes for them. In addition, derivatives can be difficult or impossible to sell at the time of and at the price desired by the seller.

Investments in Investment Companies Risk. The Fund may invest in other investment companies, including those that are advised, sponsored or otherwise serviced by Krane, Bosera and/or their affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane and Bosera are subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane, Bosera and/or their affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the U.S. law.

Securities Lending Risk. To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Performance Information

The following bar chart and table illustrate the variability of the Fund’s returns and indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. In addition: (a) as of May 29, 2019, the Fund no longer seeks to provide results that, before fees and expenses, correspond generally to the price and yield performance of the MSCI China A Inclusion Index and, instead, seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the MSCI China A Index (USD); and (b) the Fund previously changed the indexes whose performance it sought to track, before fees and expenses, as detailed in the footnote to the Average Annual Total Returns table. Updated performance information is available at no cost by visiting www.kraneshares.com.

KraneShares Bosera MSCI

 China A Share ETF

As of June 30, 2019, the Fund’s calendar year-to-date total return was 25.71%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter Ended/Year
Highest Return	14.57%	03/31/2015
Lowest Return	-29.82%	9/30/2015

Average Annual Total Returns for the periods ended December 31, 2018

KraneShares Bosera MSCI China A Share ETF	1 year	Since Inception (3-4-2014)
Return Before Taxes	-26.25%	3.08%
Return After Taxes on Distributions	-26.98%	0.98%
Return After Taxes on Distributions and Sale of Fund Shares	-16.28%	1.99%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	-4.38%	8.42%
Hybrid KBA Index (Net) (Reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)*	-28.26%	4.22%

*The Hybrid KBA Index (net) consists of the MSCI China A Onshore Index (net) from the inception of the Fund through October 23, 2014, the MSCI China A International Index (net) from October 23, 2014 through December 26, 2017 and the MSCI China A Inclusion Index (net) from December 26, 2017 until December 31, 2018, the last date covered by the performance table above. From December 26, 2017 through December 31, 2018, the Fund sought investment results that, before fees and expenses, corresponded to the price and yield performance of the MSCI China A Inclusion Index. From October 23, 2014 through December 26, 2017, the Fund sought investment results that, before fees and expenses, corresponded to the price and yield performance of the MSCI China A International Index. Prior to October 23, 2014, the Fund sought investment results that, before fees and expenses, corresponded to the price and yield performance of the MSCI China A Onshore Index. The Hybrid KBA Index reflects the reinvestment of any cash distributions after deduction of any withholding tax, using the maximum rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

KraneShares Bosera MSCI
China A Share ETF

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns for the Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

Management

Investment Manager and Sub-Adviser

Krane Funds Advisors, LLC serves as the investment manager to the Fund.

Bosera Asset Management (International) Co., Ltd. serves as the sub-adviser to the Fund.

Portfolio Manager

Mrs. Qiong Wan, Fund Manager at Bosera, has been the Fund’s portfolio manager since 2016.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

KraneShares Bosera MSCI
China A Share ETF

KraneShares CCBS China Corporate High Yield Bond USD Index ETF

Investment Objective

The KraneShares CCBS China Corporate High Yield Bond USD Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the price and yield performance of a specific fixed income securities index. The Fund’s current index is the Solactive USD China Corporate High Yield Bond Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table and Example below do not include the brokerage commissions or bid-ask spread that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.69%

*Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years	5 Years	10 Years
$70	$221	$384	$859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period starting from the Fund’s inception, June 26, 2018, to March 31, 2019, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

KraneShares CCBS China Corporate
High Yield Bond USD Index ETF

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Underlying Index and to-be-announced transactions representing such components. The Underlying Index seeks to track the performance of outstanding high yield debt securities denominated in U.S. dollars issued by Chinese companies. For purposes of the Underlying Index, Chinese companies include companies that conduct the majority of their business activities in, are headquartered in or have the majority of their business assets, profits, or revenues in China or Hong Kong as determined by the index provider, Solactive, AG (“Index Provider”).

Securities included in the Underlying Index are available for investment through the U.S. dollar-denominated bond market and may be primarily traded in different markets around the world, including Asia and the United States. The securities eligible for inclusion in the Underlying Index include fixed interest rate securities, fixed-to-float and fixed-to-variable securities with one year or more until their conversion, pay-in-kind securities, and step-up-coupon securities. The Underlying Index is weighted according to the market value of the outstanding debt qualified for inclusion in the Underlying Index, except that it limits, as of each rebalance: (1) issuers engaged in the same economic sector from representing more than 40% of the Underlying Index; and (2) after applying the sector limit, the weight of any single issuer’s securities from exceeding 5% of the Underlying Index.

The issues that are eligible for inclusion in the Underlying Index, as of each rebalance, include those that are: (1) at least 40 days old; (2) have two to five years remaining until maturity or no maturity date; (3) are unrated by Fitch Ratings, Ltd. (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”) or have at least one rating by Fitch or Moody’s that is equal to or lower than BBB- or Baa3; (4) have not defaulted; (5) have a par value of at least $300 million; and (6) are issued by issuers with outstanding public debt securities with a value of at least $1 billion. The security with the highest yield to maturity will be included in the Underlying Index for issuers with more than one security eligible for inclusion in the Underlying Index or, if they have the same yield to maturity, the security with the highest amount outstanding will be included in the Underlying Index.

The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but that the Fund’s subadviser, CCB Securities, Ltd. (“CCBS”) believes will help the Fund track its Underlying Index. These instruments include debt securities not included in the Underlying Index, such as sovereign and quasi-sovereign debt securities, on-shore renminbi (“RMB”) debt securities (“RMB Bonds”) eligible for investment through a People’s Republic of China (“PRC”) program that permits foreign investors to invest in RMB Bonds traded in the onshore market (“CIBM Program”), a Bond Connect Company Limited program (“Bond Connect”) that allows foreign investors, such as the Fund, to invest in RMB Bonds through a Hong Kong account or through a Renminbi Qualified Foreign Institutional Investor (“RQFII”) or Qualified Foreign Institutional Investor (“QFII”) license, exchange-traded RMB Bonds and other foreign currency-denominated debt securities. To the extent the Fund invests in RMB Bonds, it expects to do so through the CIBM Program or Bond Connect but Krane Funds Advisors, LLC (“Krane” or “Adviser”) or CCBS may also choose to apply for a RQFII or QFII license in the future. The Fund may also invest in derivatives (including swaps, forwards, futures, structured notes and options), equity securities and cash and cash equivalents. In addition, the Fund may invest in shares of investment companies, such as exchange traded funds (“ETFs”), unit investment trusts, closed-end investment companies and foreign investment companies, including to gain exposure to component securities of the Fund’s Underlying Index or when such investments present a more cost efficient alternative to investing directly in the securities. Foreign investment companies in which the Fund may invest include RMB-denominated short-term bond funds domiciled in the PRC (“PRC Investment Companies”). The Fund may also hold cash in a deposit account in China or invest in U.S. money market funds or other U.S. cash equivalents. The other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane, CCBS and/or their affiliates. The Fund will not purchase shares of an investment company or hold cash in a Chinese deposit account if it would cause the Fund to (i) own more than 3% of such investment company’s voting shares; (ii) invest more than 5% of its total assets in such investment company or such deposit account; or (iii) invest more than 10% of its total assets in investment companies and such deposit accounts. In addition, the Fund will not purchase a security issued by a closed-end fund if after such purchase the Fund and any other investment companies with the same investment adviser would own more than 10% of the voting shares of the closed-end investment company.

KraneShares CCBS China Corporate
High Yield Bond USD Index ETF

Although the Fund reserves the right to replicate (or hold all components of) the Underlying Index, the Fund expects to use representative sampling to track the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index.

As of May 31, 2019, the Underlying Index included 65 issues. As of May 31, 2019, the credit ratings for the rated components in the Underlying Index ranged from BBB to below BBB-, as determined by Fitch or Moody’s, or were unrated. The Underlying Index is rebalanced quarterly.

The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of June 30, 2019, issuers in the Financials sector represented a significant portion of the Underlying Index.

The Fund may engage in securities lending.

Principal Risks

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the value of its shares, including:

China Risk. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Further, the Chinese economy is heavily dependent upon trading with key partners. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

KraneShares CCBS China Corporate
High Yield Bond USD Index ETF

The RMB Bond market is volatile and risks suspension of trading by, in particular, securities and government interventions. Trading in RMB Bonds may be suspended without warning and for lengthy periods. Information on such trading suspensions, including as to their expected length, may be unavailable. Securities affected by trading suspensions may be or become illiquid.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.

Bond Connect Risk. Bond Connect is a mutual market access scheme that commenced trading on July 3, 2017 and represents an exception to Chinese laws that generally restrict foreign investment in RMB Bonds. There is a risk that Chinese regulators may alter all or part of the structure and terms of, as well as the Fund’s access to, the Bond Connect in the future or eliminate it altogether, which may limit or prevent the Fund from investing directly in or selling its RMB Bonds.

Chinese Credit Rating Risks. The components of the Underlying Index, and therefore the securities held by the Fund, will generally be rated by Chinese ratings agencies (and not by U.S. nationally recognized statistical ratings organizations (“NRSROs”)). The rating criteria and methodology used by Chinese rating agencies may be different from those adopted by NRSROs and international credit rating agencies. Therefore, such rating systems may not provide an equivalent standard for comparison with securities rated by NRSROs and international credit rating agencies.

CIBM Program Risk. The CIBM Program was announced in February 2016 and represents an exception to Chinese laws that generally restrict foreign investment in RMB Bonds. There is a significant risk that Chinese regulators may alter all or part of the structure and terms of, as well as the Fund’s access to, the CIBM Program in the future or eliminate it altogether, which may limit or prevent the Fund from investing directly in or selling RMB Bonds. Further, in order to participate in the CIBM Program, an onshore settlement agent, will be appointed for the Fund through whom trades in the CIBM Program will be conducted. The quality of the Fund’s trades and settlement will be dependent upon the settlement agent, who may not perform to expectations and, thereby, harm the Fund. The agent could also terminate its relationship with Krane, CCBS and/or the Fund and thus eliminate the Fund’s access to the CIBM Program, which could adversely affect the Fund.

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by government actors and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets and could adversely affect a Fund’s investments as well as the issuers in which the Fund invests. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Although the RMB is not presently freely convertible, rather it is subject to the approval of the State Administration of Foreign Exchange (“SAFE”) and other relevant authorities, repatriations by RQFIIs or through the Bond Connect and CIBM Programs are currently permitted daily and Chinese authorities have indicated their plans to move to a fully freely convertible RMB. There is no assurance, however, that repatriation restrictions will not be (re-)imposed in the future.

KraneShares CCBS China Corporate
High Yield Bond USD Index ETF

Custody Risks. In accordance with Chinese regulations and the terms of a QFII or RQFII license, as applicable, and insofar as Krane and/or CCBS acquires a QFII or RQFII license, RMB Bonds will be held in the joint names of the Fund and Krane or CCBS. While Krane and/or CCBS may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of Krane and/or CCBS may assert that the securities are owned by Krane and/or CCBS and that regulatory actions taken against Krane and/or CCBS may affect the Fund. The risk is particularly acute in the case of cash deposited with a PRC sub-custodian (“PRC Custodian”) because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

Exchange-Traded Bond Market Risk. To the extent the Fund were to invest in RMB Bonds via the Exchange-Traded Bond Market, the transactions could be subject to wider spreads between the bid and the offered prices. This wider spread could adversely affect the price at which the Fund could purchase or sell the RMB Bonds and could impair the Fund’s performance.

Hong Kong Risk. The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

RQFII and QFII License Risk. A RQFII or QFII license and quota may be acquired to invest directly in RMB Bonds. The RQFII rules were adopted relatively recently and are novel. Chinese regulators may revise or discontinue the RQFII program at any time. The Fund’s investments may be limited to the quota obtained by Krane and/or CCBS in their capacity as a RQFII or QFII on behalf of the Fund. There is no guarantee that the China Securities Regulatory Commission (“CSRC”) will ultimately grant a RQFII or QFII license or quota, and the application process may take a significant amount of time. In addition, a reduction or elimination of the quota may have a material adverse effect on the ability of the Fund to achieve its investment objectives. Should the amount of RMB Bonds that the Fund is eligible to invest in be or become inadequate to meet its investment needs, such as if Krane or CCBS is unable to obtain RQFII or QFII status, the Fund may need to rely exclusively on investments through the Bond Connect, CIBM Program or Exchange-Traded Bond Market to purchase RMB Bonds.

Tax Risk.  Although Chinese law provides for a tax on capital gains realized by non-residents, significant uncertainties surround the implementation of this law, particularly with respect to trading of debt-related RMB Bonds by RQFIIs and QFIIs. In addition, there is uncertainty as to the application and implementation of China’s value added tax to the Fund’s activities. It is also unclear how China’s value added tax may apply to RMB Bonds and how such application may be affected by tax treaty provisions. On November 7, 2018, the Chinese government announced a three-year exemption from the corporate income tax withholding tax and value added tax for China-sourced bond interest derived by overseas institutional investors, but its application, such as with respect to the type of debt issuers covered by the exemption, and whether such taxes will be implemented again after November 6, 2021, remains unclear in certain respects. The imposition of such taxes, as well as future changes in applicable PRC tax law, may adversely affect the Fund. The Fund reserves the right to establish a reserve for taxes which present uncertainty as to whether they will be assessed, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to these taxes, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax. Investors should note that such provision, if any, may be excessive or inadequate to meet actual tax liabilities (which could include interest and penalties) on the Fund’s investments. Any taxes imposed in connection with the Fund’s activities will be borne by the Fund. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

KraneShares CCBS China Corporate
High Yield Bond USD Index ETF

High Yield and Unrated Securities Risk. Securities that are unrated or rated below investment grade (or “junk bonds”) are subject to greater risk of loss of income and principal than highly rated securities because their issuers may be more likely to default. Junk bonds are inherently speculative. The prices of unrated and high yield securities are likely to be more volatile than those of highly rated securities, and the secondary market for them is generally less liquid than that for highly rated securities.

U.S. Dollar-Denominated Chinese Debt Securities Risk. Chinese debt securities denominated in U.S. dollars may behave very differently from RMB Bonds and other Chinese bonds, and there may be little to no correlation between the performance of the two. For example, changes to currency exchange rates may impact issuers of Chinese debt securities denominated in U.S. dollars differently than issuers of RMB Bonds and other Chinese bonds. In addition, if the U.S. dollar increases in value against the local currency of a debt issuer, the issuer may be subject to a greater risk of default on their obligations (i.e., unable to make scheduled interest or principal payments to investors).

Fixed Income Securities Risk. Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will not make timely interest payments or repay the principal of the debt issued (i.e., default on its obligations). A downgrade or default on securities held by the Fund could adversely affect the Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. Interest rate risk refers to fluctuations in the value of a debt resulting from changes in the level of interest rates. When interest rates go up, the prices of most debt instruments generally go down; and when interest rates go down, the prices of most debt instruments generally go up. Debt instruments with longer durations tend to be more sensitive to interest rate changes, typically making them more volatile. Interest rates have recently increased and may continue increasing, thereby heightening the risks associated with rising interest rates.

Pay-In-Kind and Step-Up Coupon Securities Risk. A pay-in-kind security pays no interest in cash to its holder during its life. Similarly, a step-up coupon security is a debt security that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Accordingly, pay-in-kind and step-up coupon securities will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current, periodic distribution of interest in cash.

Perpetual Bonds Risk. Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a maturity date and may be more sensitive to changes in interest rates. If market interest rates rise significantly, the interest rate paid by a perpetual bond may be much lower than the prevailing interest rate. Perpetual bonds are also subject to credit risk with respect to the issuer. In addition, because perpetual bonds may be callable after a set period of time, there is the risk that the issuer may recall the bond, which may require the Fund to reinvest the proceeds in lower yielding securities.

Subordinated Obligations Risk. Payments under some bonds may be structurally subordinated to other existing and future liabilities and obligations of the issuer. Claims of creditors of subordinated debt will have less priority as to the assets of the issuer and its creditors who seek to enforce the terms of the bond. Certain bonds may not contain any restrictions on the ability to incur additional unsecured indebtedness.

KraneShares CCBS China Corporate
High Yield Bond USD Index ETF

Variable and Floating Rate Securities Risk. During periods of increasing interest rates, changes in the coupon rates of variable or floating rate securities may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. Floating rate notes are generally subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such securities.

Emerging Markets Risk. The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

Foreign Securities Risk. Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations and political or economic instability. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. These factors could result in a loss to the Fund.

Geographic Focus Risk. The Fund’s investments will be focused in a particular country, countries, or region and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

Currency Risk. The Fund’s net asset value (“NAV”) is determined on the basis of the U.S. dollar, therefore, the Fund may lose value if a security denominated in another currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Concentration Risk. The Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries. The securities of companies in an industry or group of industries could react similarly to market developments. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector. While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the principal risks described below.

KraneShares CCBS China Corporate
High Yield Bond USD Index ETF

Financials Sector Risk. The performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Derivatives Risk. The use of derivatives (including swaps, futures, forwards, structured notes and options) involve risks, such as possible default by a counterparty, potential losses if markets do not move as expected, and the potential for greater losses than if these techniques had not been used. Investments in derivatives may expose the Fund to leverage, which may cause the Fund to be more volatile than if it had not been leveraged. By investing in derivatives, the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited loss. Derivatives may also be subject to valuation risk, which is the risk that valuation sources for the derivative will not be readily available in the market which is especially possible in times of market distress, during which market participants may be reluctant to purchase complex instruments or provide price quotes for them. In addition, derivatives can be difficult or impossible to sell at the time of and at the price desired by the seller.

Sovereign and Quasi-Sovereign Debt Risk. The governmental authority that controls the repayment of sovereign and quasi-sovereign debt may be unwilling or unable to repay the principal and/or interest when due including due to the extent of its foreign reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden to the economy as a whole, the debtor’s policy towards the International Monetary Fund, and the political constraints to which the debtor is subject. If an issuer of government or quasi-government debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. During periods of economic uncertainty, the market prices of sovereign and quasi-sovereign bonds may be more volatile and result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for investors.

Privately-Issued Securities Risk. The Fund may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Privately-issued securities are securities that have not been registered under the Securities Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be less liquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund. In addition, transaction costs may be higher for privately-issued securities than for more liquid securities. The Fund may have to bear the expense of registering privately-issued securities for resale and the risk of substantial delays in effecting the registration.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face delisting from the Exchange.

KraneShares CCBS China Corporate
High Yield Bond USD Index ETF

Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions primarily or exclusively for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could avoid by making redemptions in-kind. As a result, the Fund may pay out higher annual capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

International Closed Market Trading Risk. Because substantially all of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and stale pricing, resulting in the Fund trading at a discount or premium to NAV greater than those incurred by other ETFs.

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

Small Fund Risk. The Fund is small and does not yet have a significant number of shares outstanding. Small funds are at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. The Chinese markets may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash.

Passive Investment Risk. There is no guarantee that the Underlying Index will create the desired exposure and the Fund is not actively managed. It does not seek to “beat” the Underlying Index or take temporary defensive positions when markets decline. Therefore, the Fund may purchase or hold securities with current or projected underperformance.

KraneShares CCBS China Corporate
High Yield Bond USD Index ETF

Management Risk. The Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index. Therefore, the Fund is subject to the risk that CCBS’s security selection process may not produce the intended results.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities and unable to invest in certain components of the Underlying Index due to regulatory constraints, trading suspensions, and legal restrictions imposed by foreign governments. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected.

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, such as raising interest rates, could cause volatility in global financial markets and negative sentiment, which could result in losses. Market developments may also cause the Fund’s investments to become less liquid and cause the Fund to encounter difficulties in timely honoring redemptions.

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Tax Risk. In order to qualify for the favorable tax treatment available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. The Fund’s investments in issuers whose control persons are not certain creates a risk that tax authorities may retrospectively deem the Fund to have failed the asset diversification requirements. If the Fund were to fail the favorable tax treatment requirements, it would be taxed in the same manner as an ordinary corporation, which would adversely affect its performance.

Investments in Investment Companies Risk. The Fund may invest in other investment companies, including those advised, sponsored or otherwise serviced by Krane, CCBS, and/or their affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane and CCBS are subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane, CCBS and/or their affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the U.S. law.

Securities Lending Risk. To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially.

KraneShares CCBS China Corporate
High Yield Bond USD Index ETF

Equity Securities Risk. The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities may be more volatile than other asset classes and are generally subordinate in rank to debt and other securities of the same issuer.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Performance Information

Once the Fund has completed a full calendar year of operations, a bar chart and table will be included in this Prospectus that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance. Once available, the Fund’s current performance information will be available at www.kraneshares.com. Past performance does not necessarily indicate how the Fund will perform in the future.

Management

Investment Adviser and Sub-Adviser

Krane Funds Advisors, LLC serves as the investment adviser to the Fund.

CCB Securities Ltd. serves as the sub-adviser to the Fund.

Portfolio Manager

Yan, Ka Lok “Nelson” has served as portfolio manager for the Fund since its inception in 2018.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

KraneShares CCBS China Corporate
High Yield Bond USD Index ETF

KraneShares CICC China Leaders 100 Index ETF (formerly, KraneShares Zacks New China ETF)

Investment Objective

The KraneShares CICC China Leaders 100 Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of a specific equity securities index. The Fund’s current index is the CSI CICC Select 100 Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table and Example below do not include the brokerage commissions or bid-ask spread that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.70%

*Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 181% of the average value of its portfolio. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Underlying Index and depositary receipts, including American depositary receipts (“ADRs”), representing such components. The Underlying Index includes the China A-Shares of 100 Chinese companies with high historical returns on equity, dividend yields and growth in net profits that have listed China A-Shares, as determined by the index provider, China Securities Index Co., Ltd (“CSI”). China A-Shares are Chinese renminbi (“RMB”)-denominated equity securities issued by companies incorporated in mainland China and listed on the Shenzhen or Shanghai Stock Exchanges.

KraneShares CICC China Leaders 100 Index ETF
(formerly, KraneShares Zacks New China ETF)

The “Index Universe” as of each reconstitution of the underlying Index is comprised of all Chinese companies that offer China A-Shares, except that certain China A-Shares will be excluded, such as those that have been listed for less than 500 trading days or are subject to trading suspensions. The Index Universe is screened to exclude stocks of companies with total assets that are less than total liabilities and to exclude stocks falling in the lowest 70% of their industry group, as classified by CSI’s industry classification system, in terms of operating revenue, average daily A-Share float value and average daily trading value during the year prior to the Underlying Index reconstitution. CSI then calculates the average return on equity of each remaining stock, adjusted for variability, during the prior five years and removes the stocks in the bottom 50%. The 100 stocks with the highest average dividend yield and growth rate of net profits are then included in the Underlying Index, weighted according to free-float market capitalization with a cap to limit stocks of individual companies to no more than 5% of the Underlying Index.

Direct investments in China A-Shares are possible only through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”) or Renminbi Qualified Foreign Institutional Investor (“RQFII”) or Qualified Foreign Institutional Investor (“QFII”) license. Exposure to A Shares can also be obtained indirectly by investing in funds that invest in A Shares. Currently, the Fund plans to achieve its investment objective principally by investing in China A-Shares through the Stock Connect Programs.

The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but that the Fund’s investment adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”), believes will help the Fund track the Underlying Index. These investments may include equity securities and depositary receipts of issuers whose securities are not components of the Underlying Index, derivative instruments (including swaps, futures, forwards, structured notes and options), other investment companies (including exchange traded funds or “ETFs”) and cash or cash equivalents (including money market funds). The other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will not purchase shares of an investment company if it would cause the Fund to (i) own more than 3% of such investment company’s voting shares; (ii) invest more than 5% of its total assets in such investment company; or (iii) invest more than 10% of its total assets in investment companies.

In addition to China A-Shares, which are described above, the following China-related securities may be included in this 20% basket:

●	China B Shares, which are shares of companies listed on the Shanghai or Shenzhen Stock Exchange but quoted and traded in foreign currencies (such as Hong Kong Dollars or U.S. Dollars), which were primarily created for trading by foreign investors.

●	China H Shares, which are shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange (“H-Shares”), where they are traded in Hong Kong dollars and may be traded by foreign investors.

●	China N Shares, which are shares of companies with business operations in mainland China and listed on an American stock exchange, such as NYSE or NASDAQ (“N-Shares”).

KraneShares CICC China Leaders 100 Index ETF
(formerly, KraneShares Zacks New China ETF)

●	P-Chips, which are shares of private sector companies with a majority of their business operations in mainland China and controlling private Chinese shareholders, which are incorporated outside of mainland China and traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	Red Chips, which are shares of companies with a majority of their business operations in mainland China and controlled by the central, provincial or municipal governments of the PRC, whose shares are traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	S-Chips, which are shares of companies with business operations in mainland China and listed on the Singapore Exchange. S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda.

Although the Fund reserves the right to replicate (or hold all components of) the Underlying Index, the Fund expects to use representative sampling to track the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index.

As of May 31, 2019, the Underlying Index included 100 securities of companies with a market capitalization range of approximately $731.9 million to $219.1 billion and had an average market capitalization of approximately $16.3 billion. The Underlying Index is rebalanced and reconstituted semi-annually.

The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of May 31, 2019, issuers in the Financials sector (50.07%), Consumer Staples sector (16.44%) and Industrials sector (10.84%) each represented a significant portion of the Underlying Index.

The Fund may engage in securities lending.

Principal Risks

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the value of its shares, including:

China Risk. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Further, the Chinese economy is heavily dependent upon trading with key partners. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

KraneShares CICC China Leaders 100 Index ETF
(formerly, KraneShares Zacks New China ETF)

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.

A-Shares Risk. A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Investments in A-Shares are made available to domestic Chinese investors and certain foreign investors, including those who have been approved as a QFII or a RQFII and through the Stock Connect Programs, which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and China-Japan Stock Connect. Investments by foreign investors in A-Shares are subject to various restrictions, regulations and limits. The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. The Fund may also gain exposure to A-Shares by investing in investments that provide exposure to A-Shares, such as other investment companies, or Krane may acquire a QFII or RQFII license to invest in A-Shares for the Fund. Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. This could cause volatility in the Fund’s share price and subject the Fund to a greater risk of trading halts.

Custody Risks. In accordance with Chinese regulations and the terms of a QFII or RQFII license, as applicable, and insofar as Krane acquires a QFII or RQFII license, A-Shares will be held in the joint names of the Fund and Krane. While Krane may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of Krane may assert that the securities are owned by Krane and that regulatory actions taken against Krane may affect the Fund. The risk is particularly acute in the case of cash deposited with a People’s Republic of China (“PRC”) sub-custodian (“PRC Custodian”) because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

Tax Risk. Per a circular (Caishui [2014] 79), the Fund is temporarily exempt from the Chinese tax on capital gains on trading in A-Shares as a QFII or RQFII or the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect as of November 17, 2014, and the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect as of December 5, 2016. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. In addition, there is uncertainty as to the application and implementation of China’s value added tax to the Fund’s activities. The Fund reserves the right to establish a reserve for taxes which present uncertainty as to whether they will be assessed, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to these taxes, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax. Investors should note that such provision, if any, may be excessive or inadequate to meet actual tax liabilities (which could include interest and penalties) on the Fund’s investments. Any taxes imposed in connection with the Fund’s activities will be borne by the Fund. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

KraneShares CICC China Leaders 100 Index ETF
(formerly, KraneShares Zacks New China ETF)

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by government actors and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Although the RMB is not presently freely convertible, rather it is subject to the approval of the State Administration of Foreign Exchange (“SAFE”) and other relevant authorities, repatriations by RQFIIs or through the Stock Connect Programs are currently permitted daily and Chinese authorities have indicated their plans to move to a fully freely convertible RMB. There is no assurance, however, that repatriation restrictions will not be (re-)imposed in the future.

Hong Kong Risk. The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

Stock Connect Program Risk. The Stock Connect Programs are subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A-Shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its positions. Only certain China A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Stock Connect Programs. Because the Stock Connect Programs are still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future.

Investments in China A-Shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. Because of the way in which China A-Shares are held in the Stock Connect Programs, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Chinese exchange becomes insolvent.

B-Shares Risk. The China B-Share market is generally smaller, less liquid and has a smaller issuer base than the China A-Share market. The issuers that compose the B-Share market include a broad range of companies, including companies with large, medium and small capitalizations. Further, the B-Shares market may behave very differently from other portions of the Chinese equity markets, and there may be little to no correlation between the performance of the two.

KraneShares CICC China Leaders 100 Index ETF
(formerly, KraneShares Zacks New China ETF)

H-Shares Risk. H-Shares are foreign securities which, in addition to the risks described herein, are subject to the risk that the Hong Kong stock market may behave very differently from the mainland Chinese stock market. There may be little to no correlation between the performance of the Hong Kong stock market and the mainland Chinese stock market.

N-Shares Risk. N-Shares are securities of companies with business operations in mainland China and listed on an American stock exchange, such as the NYSE or NASDAQ. Because companies issuing N-Shares have business operations in China, they are subject to certain political and economic risks in China. The American stock market may behave very differently from the mainland Chinese stock market, and there may be little to no correlation between the performance of the two.

P-Chip Companies Risk. P-Chip companies are often run by the private sector and have a majority of their business operations in mainland China. P-Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and may also be traded by foreigners. Because they are traded on the Hong Kong Stock Exchange, P-Chips are also subject to risks similar to those associated with investments in H Shares. They are also subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes.

Red Chip Companies Risk. Red Chip companies are controlled, either directly or indirectly, by the central, provincial or municipal governments of the PRC. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange and may also be traded by foreigners. Because Red Chip companies are controlled by various PRC governmental authorities, investing in Red Chips involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance of Red Chip companies. Red Chip companies may be less efficiently run and less profitable than other companies.

S-Chip Companies Risk. The Fund may invest in shares of companies with business operations in mainland China and listed on the Singapore Exchange (“S-Chips”). S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda. They are subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes. S-Chip companies may or may not be owned at least in part by a Chinese central, provincial or municipal government and be subject to the types of risks that come with such ownership described herein. There may be little or no correlation between the performance of the Singapore stock market and the mainland Chinese stock market.

Equity Securities Risk. The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities may be more volatile than other asset classes and are generally subordinate in rank to debt and other securities of the same issuer.

Emerging Markets Risk. The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown, and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

KraneShares CICC China Leaders 100 Index ETF
(formerly, KraneShares Zacks New China ETF)

Foreign Securities Risk. Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations and political or economic instability. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. These factors could result in a loss to the Fund.

Geographic Focus Risk. The Fund’s investments are expected to be focused in a particular country, countries, or region to the same extent as the Underlying Index and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

Currency Risk. The Fund’s net asset value (“NAV”) is determined on the basis of the U.S. dollar, therefore, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Concentration Risk. The Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries. The securities of companies in an industry or group of industries could react similarly to market developments. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the principal risks described below.

Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, and product cycles. They are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, for food and beverage companies, government regulations may affect the permissibility of using various food additives and production methods, which could affect company profitability. In particular, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Food and beverage companies risk further loss of market share and revenue due to contamination and resulting product recalls. Also, the success of food, beverage, household and personal products may be strongly affected by fads, marketing campaigns, changes in commodity prices and other factors affecting supply and demand.

KraneShares CICC China Leaders 100 Index ETF
(formerly, KraneShares Zacks New China ETF)

Financials Sector Risk. The performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors. Government regulation will also affect the performance of investments in such industrials sector issuers, particularly aerospace and defense companies, which rely to a significant extent on government demand for their products and services. Transportation companies, another component of the industrials sector, are subject to sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face delisting from the Exchange.

Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

International Closed Market Trading Risk. Because substantially all of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and stale pricing, resulting in the Fund trading at a discount or premium to NAV greater than those incurred by other ETFs.

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

KraneShares CICC China Leaders 100 Index ETF
(formerly, KraneShares Zacks New China ETF)

Small Fund Risk. The Fund is small and does not yet have a significant number of shares outstanding. Small funds are at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. The Chinese markets may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash.

Small- and Mid-Capitalization Company Risk. Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. Since small and medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may be less liquid and more volatile. They may also be sensitive to (expected) changes in interest rates and earnings.

Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Passive Investment Risk. There is no guarantee that the Underlying Index will create the desired exposure and the Fund is not actively managed. It does not seek to “beat” the Underlying Index or take temporary defensive positions when markets decline. Therefore, the Fund may purchase or hold securities with current or projected underperformance.

Management Risk. The Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index. Therefore, the Fund is subject to the risk that Krane’s security selection process may not produce the intended results.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities and unable to invest in certain components of the Underlying Index due to regulatory constraints, trading suspensions, and legal restrictions imposed by foreign governments. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected.

KraneShares CICC China Leaders 100 Index ETF
(formerly, KraneShares Zacks New China ETF)

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, such as raising interest rates, could cause volatility in global financial markets and negative sentiment, which could result in losses. Market developments may also cause the Fund’s investments to become less liquid and cause the Fund to encounter difficulties in timely honoring redemptions.

High Portfolio Turnover Risk. The Fund may incur high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Tax Risk. In order to qualify for the favorable tax treatment available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. The Fund’s investments in issuers whose control persons are not certain creates a risk that tax authorities may retrospectively deem the Fund to have failed the asset diversification requirements. If the Fund were to fail the favorable tax treatment requirements, it would be taxed in the same manner as an ordinary corporation, which would adversely affect its performance.

Depositary Receipts Risk. The Fund may hold the securities of foreign companies in the form of depositary receipts, including American Depositary Receipts and Global Depositary Receipts. Investing in depositary receipts entails the risks associated with foreign investments, such as fluctuations in foreign currency exchange rates and political and economic risks distinct from those associated with investing in the securities of U.S. issuers. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts.

Derivatives Risk. The use of derivatives (including swaps, futures, forwards, structured notes and options) involve risks, such as possible default by a counterparty, potential losses if markets do not move as expected, and the potential for greater losses than if these techniques had not been used. Investments in derivatives may expose the Fund to leverage, which may cause the Fund to be more volatile than if it had not been leveraged. By investing in derivatives, the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited loss. Derivatives may also be subject to valuation risk, which is the risk that valuation sources for the derivative will not be readily available in the market which is especially possible in times of market distress, during which market participants may be reluctant to purchase complex instruments or provide price quotes for them. In addition, derivatives can be difficult or impossible to sell at the time of and at the price desired by the seller.

Investments in Investment Companies Risk. The Fund may invest in other investment companies, including those that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane is subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the U.S. law.

KraneShares CICC China Leaders 100 Index ETF
(formerly, KraneShares Zacks New China ETF)

Securities Lending Risk. To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Performance Information

The following bar chart and table illustrate the variability of the Fund’s returns and indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. In addition: (a) prior to December 1, 2015, a sub-adviser was responsible for day-to-day portfolio management of the Fund; and (b) the Fund previously changed the indexes whose performance it sought to track, before fees and expenses as detailed in the footnote to the Average Annual Total Returns table. Updated performance information is available at no cost by visiting www.kraneshares.com.

As of June 30, 2019, the Fund’s calendar year-to-date total return was 27.59%.

KraneShares CICC China Leaders 100 Index ETF
(formerly, KraneShares Zacks New China ETF)

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter Ended/Year
Highest Return	17.49%	03/31/2017
Lowest Return	-22.26%	09/30/2015

Average Annual Total Returns for the periods ended December 31, 2018

CICC China Leaders 100 Index ETF (previously known as the KraneShares Zacks New China ETF)	1-year	5-year	Since Inception (7-22-2013)
Return Before Taxes	-21.87%	2.81%	7.66%
Return After Taxes on Distributions	-25.48%	0.21%	5.16%
Return After Taxes on Distributions and Sale of Fund Shares	-12.53%	1.67%	5.71%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	9.69%
Hybrid KFYP Index (Net)* (Reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	-21.39%	2.10%	7.02%

*The Hybrid KFYP Index (Net) consists of the CSI China Overseas Five-Year Plan Index from the inception of the Fund through June 1, 2016, the Zacks New China Index from June 1, 2016 through November 1, 2018, and the CSI CICC Select 100 Total Return Index going forward. From June 1, 2016 to November 1, 2018, the Fund was known as the KraneShares Zacks New China ETF and sought to provide investment results that, before fees and expenses, corresponded generally to the price and yield performance of the Zacks New China Index. Prior to June 1, 2016, the Fund was known as the KraneShares CSI New China ETF and sought to provide investment results that, before fees and expenses, corresponded generally to the price and yield performance of the CSI Overseas China Five-Year Plan Index. The Hybrid KFYP Index (Net) reflects the reinvestment of any cash distributions after deduction of any withholding tax, using the maximum rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns for the Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

Management

Investment Adviser

Krane Funds Advisors, LLC serves as the investment adviser to the Fund.

KraneShares CICC China Leaders 100 Index ETF
(formerly, KraneShares Zacks New China ETF)

Portfolio Managers

Mark Schlarbaum, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of the Fund since 2015. Jonathan Shelon, Chief Operating Officer of the Adviser, also serves as a portfolio manager of the Fund. Mr. Shelon supports Mr. Schlarbaum and Krane’s investment team for the Fund and has been a portfolio manager of the Fund since 2018. Mr. Schlarbaum will continue to serve as the Fund’s lead portfolio manager.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

KraneShares CICC China Leaders 100 Index ETF
(formerly, KraneShares Zacks New China ETF)

KraneShares CSI China Internet ETF

Investment Objective

The KraneShares CSI China Internet ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of a specific foreign equity securities index. The Fund’s current index is the CSI Overseas China Internet Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table and Example below do not include the brokerage commissions or bid-ask spread that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses**	0.08%
Total Annual Fund Operating Expenses	0.76%

*Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

**Although the Fund’s investment adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”) receives 10% of the net revenue generated by the Fund’s securities lending activities and such amount is included in “Other Expenses,” the Fund receives 90% of such net revenues.  Please see the “Management” section of the Prospectus for more information.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years	5 Years	10 Years
$78	$243	$422	$942

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

KraneShares CSI China Internet ETF

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its total assets in equity securities of the Underlying Index and in depositary receipts representing such securities. The Underlying Index is designed to measure the equity market performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the Internet and Internet-related sectors (“China Internet Companies”), and are listed outside of Mainland China, as determined by the index provider, China Securities Index Co., Ltd. (“Index Provider”). The Index Provider treats China-based companies as including companies that: (i) are incorporated in mainland China; (ii) have their headquarters in mainland China; or (iii) derive at least 50% of its revenue from goods produced or sold, or services performed, in mainland China. The Index Provider then removes securities that during the past year had a daily average trading value of less than $1 million or a daily average market cap of less than $1 billion. China Internet Companies include, but are not limited to, companies that develop and market Internet software and/or provide Internet services; manufacture home entertainment software and educational software for home use; provide retail or commercial services primarily through the Internet; and develop and market mobile Internet software and/or provide mobile Internet services. Constituents of the Underlying Index are ranked by free-float market capitalization in U.S. Dollars and then weighted so that no constituent weighting exceeds 10% at each rebalance. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of China Internet Companies.

The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but that Krane believes will help the Fund track the Underlying Index. These investments may include equity securities and depositary receipts of issuers whose securities are not components of the Underlying Index, derivative instruments (including swaps, futures, forwards, structured notes and options), other investment companies (including exchange traded funds or “ETFs”) and cash or cash equivalents (including money market funds). The other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will not purchase shares of an investment company if it would cause the Fund to (i) own more than 3% of such investment company’s voting shares; (ii) invest more than 5% of its total assets in such investment company; or (iii) invest more than 10% of its total assets in investment companies.

The following China-related securities may be included in the Underlying Index and/or represent investments of the Fund:

●	China A-Shares, which are shares of companies incorporated in mainland China that are traded on the Chinese exchanges and denominated in domestic renminbi. China A-Shares are primarily purchased and sold in the domestic Chinese market. To the extent the Fund invests in China A-Shares, it expects to do so through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”). A Renminbi Qualified Foreign Institutional Investor (“RQFII”) or Qualified Foreign Institutional Investor (“QFII”) license may also be acquired to invest directly in China A-Shares.

●	China B Shares, which are shares of companies listed on the Shanghai or Shenzhen Stock Exchange but quoted and traded in foreign currencies (such as Hong Kong Dollars or U.S. Dollars), which were primarily created for trading by foreign investors.

●	China H Shares, which are shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange (“H-Shares”), where they are traded in Hong Kong dollars and may be traded by foreign investors.

●	China N Shares, which are shares of companies with business operations in mainland China and listed on an American stock exchange, such as NYSE or NASDAQ (“N-Shares”).

KraneShares CSI China Internet ETF

●	P-Chips, which are shares of private sector companies with a majority of their business operations in mainland China and controlling private Chinese shareholders, which are incorporated outside of mainland China and traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	Red Chips, which are shares of companies with a majority of their business operations in mainland China and controlled by the central, provincial or municipal governments of the PRC, whose shares are traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	S-Chips, which are shares of companies with business operations in mainland China and listed on the Singapore Exchange. S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda.

Although the Fund reserves the right to replicate (or hold all components of) the Underlying Index, the Fund expects to use representative sampling to track the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index.

As of May 31, 2019, the Underlying Index was comprised of 51 securities of companies with a market capitalization range of approximately $73.1 million to $396 billion and an average market capitalization of approximately $22 billion. The Underlying Index is rebalanced and reconstituted semi-annually.

The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of May 31, 2019, issuers in the Information Technology sector (52.31%) and Consumer Discretionary sector (29.98%) represented significant portions of the Underlying Index.

The Fund may engage in securities lending.

Principal Risks

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the value of its shares, including:

China Risk. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Further, the Chinese economy is heavily dependent upon trading with key partners. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

KraneShares CSI China Internet ETF

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.

A-Shares Risk. A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Investments in A-Shares are made available to domestic Chinese investors and certain foreign investors, including those who have been approved as a QFII or a RQFII and through the Stock Connect Programs, which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and China-Japan Stock Connect. Investments by foreign investors in A-Shares are subject to various restrictions, regulations and limits. The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. The Fund may also gain exposure to A-Shares by investing in investments that provide exposure to A-Shares, such as other investment companies, or Krane may acquire a QFII or RQFII license to invest in A-Shares for the Fund. Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. This could cause volatility in the Fund’s share price and subject the Fund to a greater risk of trading halts.

Custody Risks. In accordance with Chinese regulations and the terms of a QFII or RQFII license, as applicable, and insofar as Krane acquires a QFII or RQFII license, A-Shares will be held in the joint names of the Fund and Krane. While Krane may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of Krane may assert that the securities are owned by Krane and that regulatory actions taken against Krane may affect the Fund. The risk is particularly acute in the case of cash deposited with a People’s Republic of China (“PRC”) sub-custodian (“PRC Custodian”) because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

Tax Risk. Per a circular (Caishui [2014] 79), the Fund is temporarily exempt from the Chinese tax on capital gains on trading in A-Shares as a QFII or RQFII or the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect as of November 17, 2014, and the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect as of December 5, 2016. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. In addition, there is uncertainty as to the application and implementation of China’s value added tax to the Fund’s activities. The Fund reserves the right to establish a reserve for taxes which present uncertainty as to whether they will be assessed, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to these taxes, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax. Investors should note that such provision, if any, may be excessive or inadequate to meet actual tax liabilities (which could include interest and penalties) on the Fund’s investments. Any taxes imposed in connection with the Fund's activities will be borne by the Fund. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

KraneShares CSI China Internet ETF

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by government actors and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Although the RMB is not presently freely convertible, rather it is subject to the approval of the State Administration of Foreign Exchange (“SAFE”) and other relevant authorities, repatriations by RQFIIs or through the Stock Connect Programs are currently permitted daily and Chinese authorities have indicated their plans to move to a fully freely convertible RMB. There is no assurance, however, that repatriation restrictions will not be (re-)imposed in the future.

Hong Kong Risk. The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

Stock Connect Program Risk. The Stock Connect Programs are subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A-Shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its positions. Only certain China A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Stock Connect Programs. Because the Stock Connect Programs are still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future.

Investments in China A-Shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. Because of the way in which China A-Shares are held in the Stock Connect Programs, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Chinese exchange becomes insolvent.

B-Shares Risk. The China B-Share market is generally smaller, less liquid and has a smaller issuer base than the China A-Share market. The issuers that compose the B-Share market include a broad range of companies, including companies with large, medium and small capitalizations. Further, the B-Shares market may behave very differently from other portions of the Chinese equity markets, and there may be little to no correlation between the performance of the two.

H-Shares Risk. H-Shares are foreign securities which, in addition to the risks described herein, are subject to the risk that the Hong Kong stock market may behave very differently from the mainland Chinese stock market. There may be little to no correlation between the performance of the Hong Kong stock market and the mainland Chinese stock market.

KraneShares CSI China Internet ETF

N-Shares Risk. N-Shares are securities of companies with business operations in mainland China and listed on an American stock exchange, such as the NYSE or NASDAQ. Because companies issuing N-Shares have business operations in China, they are subject to certain political and economic risks in China. The American stock market may behave very differently from the mainland Chinese stock market, and there may be little to no correlation between the performance of the two.

P-Chip Companies Risk. P-Chip companies are often run by the private sector and have a majority of their business operations in mainland China. P-Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and may also be traded by foreigners. Because they are traded on the Hong Kong Stock Exchange, P-Chips are also subject to risks similar to those associated with investments in H Shares. They are also subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes.

Red Chip Companies Risk. Red Chip companies are controlled, either directly or indirectly, by the central, provincial or municipal governments of the PRC. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange and may also be traded by foreigners. Because Red Chip companies are controlled by various PRC governmental authorities, investing in Red Chips involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance of Red Chip companies. Red Chip companies may be less efficiently run and less profitable than other companies.

S-Chip Companies Risk. The Fund may invest in shares of companies with business operations in mainland China and listed on the Singapore Exchange (“S-Chips”). S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda. They are subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes. S-Chip companies may or may not be owned at least in part by a Chinese central, provincial or municipal government and be subject to the types of risks that come with such ownership described herein. There may be little or no correlation between the performance of the Singapore stock market and the mainland Chinese stock market.

Internet Companies Risk. Investments in Internet companies may be volatile. Internet companies are subject to intense competition, the risk of product obsolescence, changes in consumer preferences and legal, regulatory and political changes. They are also especially at risk of hacking and other cybersecurity events. In addition, it can be difficult to determine what qualifies as an Internet company.

Equity Securities Risk. The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities may be more volatile than other asset classes and are generally subordinate in rank to debt and other securities of the same issuer.

Emerging Markets Risk. The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown, and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

Foreign Securities Risk. Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations and political or economic instability. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. These factors could result in a loss to the Fund.

KraneShares CSI China Internet ETF

Geographic Focus Risk. The Fund’s investments are expected to be focused in a particular country, countries, or region to the same extent as the Underlying Index and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

Currency Risk. The Fund’s net asset value (“NAV”) is determined on the basis of the U.S. dollar, therefore, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Concentration Risk. The Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries. The securities of companies in an industry or group of industries could react similarly to market developments. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the principal risks described below.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

Information Technology Sector Risk. The value of stocks of information technology companies and companies that rely heavily on information technology is particularly vulnerable to rapid changes in information technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on information technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face delisting from the Exchange.

KraneShares CSI China Internet ETF

Cash Transaction Risk. Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

International Closed Market Trading Risk. Because the Fund’s underlying securities trade on markets that may be closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and stale pricing resulting in the Fund trading at a discount or premium to net asset value that may be greater than those incurred by other exchange-traded funds.

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop-loss orders to sell the Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. Certain countries in which the Fund may invest may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash.

Small- and Mid-Capitalization Company Risk. Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. Since small and medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may be less liquid and more volatile. They may also be sensitive to (expected) changes in interest rates and earnings.

KraneShares CSI China Internet ETF

Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Passive Investment Risk. There is no guarantee that the Underlying Index will create the desired exposure and the Fund is not actively managed. It does not seek to “beat” the Underlying Index or take temporary defensive positions when markets decline. Therefore, the Fund may purchase or hold securities with current or projected underperformance.

Management Risk. The Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index. Therefore, the Fund is subject to the risk that the Adviser’s security selection process may not produce the intended results.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities and unable to invest in certain components of the Underlying Index due to regulatory constraints, trading suspensions, and legal restrictions imposed by foreign governments. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected.

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, such as raising interest rates, could cause volatility in global financial markets and negative sentiment, which could result in losses. Market developments may also cause the Fund’s investments to become less liquid and cause the Fund to encounter difficulties in timely honoring redemptions.

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Tax Risk. In order to qualify for the favorable tax treatment available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. The Fund’s investments in issuers whose control persons are not certain creates a risk that tax authorities may retrospectively deem the Fund to have failed the asset diversification requirements. If the Fund were to fail the favorable tax treatment requirements, it would be taxed in the same manner as an ordinary corporation, which would adversely affect its performance.

Depositary Receipts Risk. The Fund may hold the securities of foreign companies in the form of depositary receipts, including American Depositary Receipts and Global Depositary Receipts. Investing in depositary receipts entails the risks associated with foreign investments, such as fluctuations in foreign currency exchange rates and political and economic risks distinct from those associated with investing in the securities of U.S. issuers. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts.

KraneShares CSI China Internet ETF

Derivatives Risk. The use of derivatives (including swaps, futures, forwards, structured notes and options) involve risks, such as possible default by a counterparty, potential losses if markets do not move as expected, and the potential for greater losses than if these techniques had not been used. Investments in derivatives may expose the Fund to leverage, which may cause the Fund to be more volatile than if it had not been leveraged. By investing in derivatives, the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited loss. Derivatives may also be subject to valuation risk, which is the risk that valuation sources for the derivative will not be readily available in the market which is especially possible in times of market distress, during which market participants may be reluctant to purchase complex instruments or provide price quotes for them. In addition, derivatives can be difficult or impossible to sell at the time of and at the price desired by the seller.

Investments in Investment Companies Risk. The Fund may invest in other investment companies, including those that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane is subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the U.S. law.

Securities Lending Risk. To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Performance Information

The following bar chart and table illustrate the variability of the Fund’s returns and indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. In addition, prior to December 1, 2015, a sub-adviser was responsible for day-to-day portfolio management of the Fund’s assets. Updated performance information is available at no cost by visiting www.kraneshares.com.

KraneShares CSI China Internet ETF

As of June 30, 2019, the Fund’s calendar year-to-date total return was 16.56%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter Ended/Year
Highest Return	28.76%	12/31/2015
Lowest Return	-26.70%	9/30/2015

Average Annual Total Returns for the periods ended December 31, 2018

KraneShares CSI China Internet ETF	1 year	5 years	Since Inception (7-31-2013)
Return Before Taxes	-33.51%	3.83%	9.13%
Return After Taxes on Distributions	-33.94%	3.47%	8.75%
Return After Taxes on Distributions and Sale of Fund Shares	-20.74%	2.99%	7.43%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	9.84%
CSI Overseas China Internet Index (Reflects no deduction for fees, expenses or taxes)	-32.91%	4.03%	9.17%

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns for the Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

Management

KraneShares CSI China Internet ETF

Investment Adviser

Krane Funds Advisors, LLC serves as the investment adviser to the Fund.

Portfolio Managers

Mark Schlarbaum, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of the Fund since 2015. Jonathan Shelon, Chief Operating Officer of the Adviser, also serves as a portfolio manager of the Fund. Mr. Shelon supports Mr. Schlarbaum and Krane’s investment team for the Fund and has been a portfolio manager of the Fund since 2018. Mr. Schlarbaum will continue to serve as the Fund’s lead portfolio manager.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

KraneShares CSI China Internet ETF

KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF

Investment Objective

The KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the price and yield performance of a specific foreign fixed income securities index. The Fund’s current index is the Bloomberg Barclays China Inclusion Focused Bond Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table and Example below do not include the brokerage commissions or bid-ask spread that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses**	0.01%
Total Annual Fund Operating Expenses	0.69%
Fee Waiver***	-0.12%
Total Annual Fund Operating Expenses After Fee Waiver	0.57%

*Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

**Based on estimated amounts for the current fiscal year.

***The Fund’s investment adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”), has contractually agreed to waive its management fee by 0.12% of the Fund’s average daily net assets. This contractual fee waiver will continue until August 1, 2020, and may only be terminated prior thereto by the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Fee Waiver for the period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years
$58	$209

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced investment operations prior to its fiscal year ended March 31, 2019, it does not have portfolio turnover information for the prior fiscal year to report.

KraneShares Bloomberg Barclays
China Aggregate Bond Inclusion Index ETF

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Underlying Index. The Underlying Index seeks to track the performance of Chinese onshore renminbi (“RMB”)-denominated fixed-income market. The Underlying Index includes RMB-denominated fixed-income securities (“RMB Bonds”) issued into the China Interbank Bond Market (“CIBM”). Onshore RMB Bonds are traded in the CIBM or the Chinese exchange-traded bond market (“Exchange-Traded Bond Market”). Currently, the CIBM, which is a quote-driven over-the-counter market for institutional investors, is much larger with respect to trading volume and is generally considered more liquid than the Exchange-Traded Bond Market, which is an electronic automatic matching system where securities are traded on the Shanghai and Shenzhen Stock Exchanges. The Underlying Index includes debt issued by: (1) the Chinese government and Chinese government-related entities, including certain Chinese policy banks, with par values of at least RMB 5 billion; and (2) corporations with par values of at least RMB 1.5 billion. The Underlying Index includes only debt that pays fixed interest rates. The weightings of the Underlying Index components are weighted so that, as of each reconstitution date: (1) RMB Bonds issued by the People’s Republic of China (“PRC”) represent approximately 25% of the weight of the Underlying Index; (2) RMB Bonds issued by policy banks (the Agricultural Development Bank of China, China Development Bank and Export-Import Bank of China) represent approximately 25% of the weight of the Underlying Index; and (3) RMB Bonds issued by corporations or other government-related entities represent approximately 50% of the Underlying Index, with the weight of any individual such issuer capped at 4.5%.

To qualify for inclusion in the Underlying Index as of each reconstitution, a component must be rated by Fitch Ratings, Ltd. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Financial Services LLC (“S&P”) as BBB-, Baa3 or BBB-, respectively, or higher. The following methodology will be used to determine a component’s rating: if three ratings are available, then the highest and lowest ratings will be disregarded and the middle rating will be used; if two ratings are available, then the lowest rating will be used; and if only one rating is available, then that rating is used. Bonds not rated by Fitch, Moody’s or S&P are excluded from the Underlying Index.

The following are excluded from the Underlying Index: floating rate and zero coupon securities, bonds with equity features (i.e. convertible bonds and warrants), derivatives, structured products, securitized bonds, private placements, retail bonds, inflation-linked bonds issued on the Shanghai and Shenzhen Stock Exchanges, bonds with a “Finance” sector classification and special bonds issued directly by the Ministry of Finance of the People’s Republic of China. Additionally, bonds issued by the following are excluded from the Underlying Index: Agricultural Bank of China, Bank of China, China Cinda Holdings Company, China Citic Bank International, China Construction Bank Corporation, China Huarong Asset Management and Industrial and Commercial Bank of China Limited.

To gain exposure to the Underlying Index, the Fund will invest directly in RMB Bonds traded in the CIBM. The Fund may invest in the CIBM through: a People’s Republic of China (“PRC”) program that permits foreign investors to invest in RMB Bonds traded in the onshore market (“CIBM Program”); a Bond Connect Company Limited program (“Bond Connect”) that allows foreign investors, such as the Fund, to invest in RMB Bonds through a Hong Kong account; or through a Renminbi Qualified Foreign Institutional Investor (“RQFII”) or Qualified Foreign Institutional Investor (“QFII”) license that may be obtained by the Fund’s adviser, Krane. The Fund currently intends to invest directly in RMB Bonds traded in the CIBM through Bond Connect or the CIBM Program, but Krane may choose to apply for a RQFII or QFII license in the future.

KraneShares Bloomberg Barclays
China Aggregate Bond Inclusion Index ETF

The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but that Krane believes will help the Fund track its Underlying Index. These may include: RMB-denominated securities principally traded in the off-shore RMB (or “CNH”) market, which is an over-the-counter (“OTC”) market located in jurisdictions outside of Mainland China, such as Hong Kong and Singapore; RMB Bonds traded in the Exchange-Traded Bond Market; debt securities issued in any currency denomination in other political jurisdictions, including Hong Kong and Singapore; variable and floating rate securities; unrated and high yield securities (or “junk bonds”); and derivatives (including swaps, futures, forwards and options). The Fund may also hold cash in a deposit account in China or invest in U.S. money market funds or other U.S. cash equivalents. Foreign investment companies in which the Fund may invest include RMB-denominated short-term bond funds domiciled in the PRC (“PRC Investment Companies”). The other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will not purchase shares of an investment company or deposit cash in a Chinese deposit account if it would cause the Fund to (i) own more than 3% of such investment company’s voting shares; (ii) invest more than 5% of its total assets in such investment company or such deposit account; or (iii) invest more than 10% of its total assets in investment companies and such deposit accounts.

Although the Fund reserves the right to replicate (or hold all components of) the Underlying Index, the Fund expects to invest use a representative sampling to track the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index.

As of June 30, 2019, the credit ratings for the components in the Underlying Index ranged from unrated to AAA, as determined by Chinese credit rating organizations.

The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of the date of this prospectus, the Underlying Index was concentrated in Chinese government/Chinese government-related debt. The Underlying Index is rebalanced monthly.

The Fund may engage in securities lending.

Principal Risks

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the value of its shares, including:

China Risk. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

KraneShares Bloomberg Barclays
China Aggregate Bond Inclusion Index ETF

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Further, the Chinese economy is heavily dependent upon trading with key partners. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

The RMB Bond market is volatile and risks suspension of trading by, in particular, securities and government interventions. Trading in RMB Bonds may be suspended without warning and for lengthy periods. Information on such trading suspensions, including as to their expected length, may be unavailable. Securities affected by trading suspensions may be or become illiquid.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.

Bond Connect Risk. Bond Connect is a mutual market access scheme that commenced trading on July 3, 2017 and represents an exception to Chinese laws that generally restrict foreign investment in RMB Bonds. There is a risk that Chinese regulators may alter all or part of the structure and terms of, as well as the Fund’s access to, the Bond Connect in the future or eliminate it altogether, which may limit or prevent the Fund from investing directly in or selling its RMB Bonds.

Chinese Credit Rating Risks. The components of the Underlying Index, and therefore the securities held by the Fund, will generally be rated by Chinese ratings agencies (and not by U.S. nationally recognized statistical ratings organizations (“NRSROs”)). The rating criteria and methodology used by Chinese rating agencies may be different from those adopted by NRSROs and international credit rating agencies. Therefore, such rating systems may not provide an equivalent standard for comparison with securities rated by NRSROs and international credit rating agencies.

CIBM Program Risk. The CIBM Program was announced in February 2016 and represents an exception to Chinese laws that generally restrict foreign investment in RMB Bonds. There is a significant risk that Chinese regulators may alter all or part of the structure and terms of, as well as the Fund’s access to, the CIBM Program in the future or eliminate it altogether, which may limit or prevent the Fund from investing directly in or selling RMB Bonds. Further, in order to participate in the CIBM Program, an onshore settlement agent, will be appointed for the Fund through whom trades in the CIBM Program will be conducted. The quality of the Fund’s trades and settlement will be dependent upon the settlement agent, who may not perform to expectations and, thereby, harm the Fund. The agent could also terminate its relationship with Krane, E Fund and/or the Fund and thus eliminate the Fund’s access to the CIBM Program, which could adversely affect the Fund.

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by government actors and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets and could adversely affect a Fund’s investments as well as the issuers in which the Fund invests. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Although the RMB is not presently freely convertible, rather it is subject to the approval of the State Administration of Foreign Exchange (“SAFE”) and other relevant authorities, repatriations by RQFIIs or through the Bond Connect and CIBM Programs are currently permitted daily and Chinese authorities have indicated their plans to move to a fully freely convertible RMB. There is no assurance, however, that repatriation restrictions will not be (re-)imposed in the future.

KraneShares Bloomberg Barclays
China Aggregate Bond Inclusion Index ETF

Custody Risks. In accordance with Chinese regulations and the terms of a QFII or RQFII license, as applicable, and insofar as Krane acquires a QFII or RQFII license, RMB Bonds will be held in the joint names of the Fund and Krane. While Krane may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of Krane may assert that the securities are owned by Krane and that regulatory actions taken against Krane may affect the Fund. The risk is particularly acute in the case of cash deposited with a PRC sub-custodian (“PRC Custodian”) because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

Exchange-Traded Bond Market Risk. To the extent the Fund were to invest in RMB Bonds via the Exchange-Traded Bond Market, the transactions could be subject to wider spreads between the bid and the offered prices. This wider spread could adversely affect the price at which the Fund could purchase or sell the RMB Bonds and could impair the Fund’s performance.

Hong Kong Risk. The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

RQFII and QFII License Risk. A RQFII or QFII license and quota may be acquired to invest directly in RMB Bonds. The RQFII rules were adopted relatively recently and are novel. Chinese regulators may revise or discontinue the RQFII program at any time. The Fund’s investments may be limited to the quota obtained by Krane in its capacity as a RQFII or QFII on behalf of the Fund. There is no guarantee that the China Securities Regulatory Commission (“CSRC”) will ultimately grant a RQFII or QFII license or quota, and the application process may take a significant amount of time. In addition, a reduction or elimination of the quota may have a material adverse effect on the ability of the Fund to achieve its investment objectives. Should the amount of RMB Bonds that the Fund is eligible to invest in be or become inadequate to meet its investment needs, such as if Krane is unable to obtain RQFII or QFII status, the Fund may need to rely exclusively on investments through Bond Connect, the CIBM Program or the Exchange-Traded Bond Market to purchase RMB Bonds.

Tax Risk. Although Chinese law provides for a tax on capital gains realized by non-residents, significant uncertainties surround the implementation of this law, particularly with respect to trading of debt-related RMB Bonds by RQFIIs and QFIIs. In addition, there is uncertainty as to the application and implementation of China’s value added tax to the Fund’s activities. It is also unclear how China’s value added tax may apply to RMB Bonds and how such application may be affected by tax treaty provisions. The imposition of such taxes, as well as future changes in applicable PRC tax law, may adversely affect the Fund. On November 7, 2018, the Chinese government announced a three-year exemption from the corporate income tax withholding tax and value added tax for China-sourced bond interest derived by overseas institutional investors, but its application, such as with respect to the type of debt issuers covered by the exemption, and whether such taxes will be implemented again after November 6, 2021, remains unclear in certain respects. The Fund reserves the right to establish a reserve for taxes which present uncertainty as to whether they will be assessed, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to these taxes, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax. Investors should note that such provision, if any, may be excessive or inadequate to meet actual tax liabilities (which could include interest and penalties) on the Fund’s investments. Any taxes imposed in connection with the Fund’s activities will be borne by the Fund. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

KraneShares Bloomberg Barclays
China Aggregate Bond Inclusion Index ETF

Fixed Income Securities Risk. Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will not make timely interest payments or repay the principal of the debt issued (i.e., default on its obligations). A downgrade or default on securities held by the Fund could adversely affect the Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. Interest rate risk refers to fluctuations in the value of a debt resulting from changes in the level of interest rates. When interest rates go up, the prices of most debt instruments generally go down; and when interest rates go down, the prices of most debt instruments generally go up. Debt instruments with longer durations tend to be more sensitive to interest rate changes, typically making them more volatile. Interest rates have recently increased and may continue increasing, thereby heightening the risks associated with rising interest rates.

Pay-In-Kind and Step-Up Coupon Securities Risk. A pay-in-kind security pays no interest in cash to its holder during its life. Similarly, a step-up coupon security is a debt security that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Accordingly, pay-in-kind and step-up coupon securities will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current, periodic distribution of interest in cash.

Perpetual Bonds Risk. Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a maturity date and may be more sensitive to changes in interest rates. If market interest rates rise significantly, the interest rate paid by a perpetual bond may be much lower than the prevailing interest rate. Perpetual bonds are also subject to credit risk with respect to the issuer. In addition, because perpetual bonds may be callable after a set period of time, there is the risk that the issuer may recall the bond, which may require the Fund to reinvest the proceeds in lower yielding securities.

Subordinated Obligations Risk. Payments under some RMB Bonds may be structurally subordinated to other existing and future liabilities and obligations of the issuer. Claims of creditors of subordinated debt will have less priority as to the assets of the issuer and its creditors who seek to enforce the terms of the RMB Bond. Certain RMB Bonds may not contain any restrictions on the ability to incur additional unsecured indebtedness.

Variable and Floating Rate Securities Risk. During periods of increasing interest rates, changes in the coupon rates of variable or floating rate securities may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. Floating rate notes are generally subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such securities.

KraneShares Bloomberg Barclays
China Aggregate Bond Inclusion Index ETF

Emerging Markets Risk. The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown, and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

Foreign Securities Risk. Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations and political or economic instability. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. These factors could result in a loss to the Fund.

Geographic Focus Risk. The Fund’s investments are expected to be focused in a particular country, countries, or region to the same extent as the Underlying Index and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

Currency Risk. The Fund’s net asset value (“NAV”) is determined on the basis of the U.S. dollar, therefore, the Fund may lose value if a security denominated in another currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Sovereign and Quasi-Sovereign Debt Risk. The governmental authority that controls the repayment of sovereign and quasi-sovereign debt may be unwilling or unable to repay the principal and/or interest when due including due to the extent of its foreign reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden to the economy as a whole the debtor’s policy towards the International Monetary Fund, and the political constraints to which the debtor is subject. If an issuer of government or quasi-government debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. During periods of economic uncertainty, the market prices of sovereign and quasi-sovereign RMB Bonds, may be more volatile and result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for investors.

KraneShares Bloomberg Barclays
China Aggregate Bond Inclusion Index ETF

Concentration Risk. The Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries. The securities of companies in an industry or group of industries could react similarly to market developments. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector As of the date of this prospectus, the Underlying Index was concentrated in Chinese government/Chinese government-related debt.

Derivatives Risk. The use of derivatives (including swaps, futures, forwards, structured notes and options) involve risks, such as possible default by a counterparty, potential losses if markets do not move as expected, and the potential for greater losses than if these techniques had not been used. Investments in derivatives may expose the Fund to leverage, which may cause the Fund to be more volatile than if it had not been leveraged. By investing in derivatives, the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited loss. Derivatives may also be subject to valuation risk, which is the risk that valuation sources for the derivative will not be readily available in the market which is especially possible in times of market distress, during which market participants may be reluctant to purchase complex instruments or provide price quotes for them. In addition, derivatives can be difficult or impossible to sell at the time of and at the price desired by the seller.

High Yield and Unrated Securities Risk. Securities that are unrated or rated below investment grade (or “junk bonds”) are subject to greater risk of loss of income and principal than highly rated securities because their issuers may be more likely to default. Junk bonds are inherently speculative. The prices of unrated and high yield securities are likely to be more volatile than those of highly rated securities, and the secondary market for them may be less liquid than that for highly rated securities.

Privately-Issued Securities Risk. The Fund may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Privately-issued securities are securities that have not been registered under the Securities Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be less liquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund. In addition, transaction costs may be higher for privately-issued securities than for more liquid securities. The Fund may have to bear the expense of registering privately-issued securities for resale and the risk of substantial delays in effecting the registration.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face delisting from the Exchange.

Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect part or all of its creations and redemptions for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could avoid by making redemptions in-kind. As a result, the Fund may pay out higher annual capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

KraneShares Bloomberg Barclays
China Aggregate Bond Inclusion Index ETF

International Closed Market Trading Risk. Because substantially all of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and stale pricing, resulting in the Fund trading at a discount or premium to NAV greater than those incurred by other ETFs.

New Fund Risk. The Fund is new and does not yet have shares outstanding. If the Fund does not grow in size, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. The Chinese markets may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash.

Passive Investment Risk. There is no guarantee that the Underlying Index will create the desired exposure and the Fund is not actively managed. It does not seek to “beat” the Underlying Index or take temporary defensive positions when markets decline. Therefore, the Fund may purchase or hold securities with current or projected underperformance.

Management Risk. The Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index. Therefore, the Fund is subject to the risk that E Fund’s security selection process may not produce the intended results.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities and unable to invest in certain components of the Underlying Index due to regulatory constraints, trading suspensions, and legal restrictions imposed by foreign governments. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected.

KraneShares Bloomberg Barclays
China Aggregate Bond Inclusion Index ETF

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, such as raising interest rates, could cause volatility in global financial markets and negative sentiment, which could result in losses. Market developments may also cause the Fund’s investments to become less liquid and cause the Fund to encounter difficulties in timely honoring redemptions.

High Portfolio Turnover Risk. The Fund may incur high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Tax Risk. In order to qualify for the favorable tax treatment available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. The Fund’s investments in issuers whose control persons are not certain creates a risk that tax authorities may retrospectively deem the Fund to have failed the asset diversification requirements. If the Fund were to fail the favorable tax treatment requirements, it would be taxed in the same manner as an ordinary corporation, which would adversely affect its performance.

Investments in Investment Companies Risk. The Fund may invest in other investment companies, including those that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane is subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the U.S. law.

Securities Lending Risk. To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially.

KraneShares Bloomberg Barclays
China Aggregate Bond Inclusion Index ETF

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Performance Information

Once the Fund has completed a full calendar year of operations, a bar chart and table will be included in this Prospectus that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance. Once available, the Fund’s current performance information will be available at www.kraneshares.com. Past performance does not necessarily indicate how the Fund will perform in the future.

Management

Investment Adviser

Krane Funds Advisors, LLC serves as the investment adviser to the Fund.

Portfolio Managers

Mark Schlarbaum, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of the Fund since the Fund’s inception. Jonathan Shelon, Chief Operating Officer of the Adviser, also serves as a portfolio manager of the Fund. Mr. Shelon supports Mr. Schlarbaum and Krane’s investment team for the Fund and has been a portfolio manager of the Fund since inception.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

KraneShares Bloomberg Barclays
China Aggregate Bond Inclusion Index ETF

KraneShares E Fund China Commercial Paper ETF

Investment Objective

The KraneShares E Fund China Commercial Paper ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of a specific foreign fixed income securities index. The Fund’s current index is the CSI Diversified High Grade Commercial Paper Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table and Example below do not include the brokerage commissions or bid-ask spread that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Distribution and/or Service (12b-1) Fees*	0.00%
Acquired Fund Fees and Expenses	0.01%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.71%
Fee Waiver**	-0.12%
Total Annual Fund Operating Expenses After Fee Waiver	0.59%

*Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

**The Fund’s investment adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”), has contractually agreed to reduce its management fee by 0.12% of the Fund’s average daily net assets. This contractual fee waiver will continue until August 1, 2020, and may only be terminated prior thereto by the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Fee Waiver for the period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$215	$383	$871

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

KraneShares E Fund
China Commercial Paper ETF

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its total assets in securities of the Underlying Index. The Underlying Index seeks to track the performance of high-grade on-shore renminbi (“RMB”)-denominated (or “CNY”) commercial paper that is issued by corporate issuers in the People’s Republic of China’s (“China” or the “PRC”) and traded in the Chinese Inter-bank Bond Market (“CIBM”). For purposes of the Underlying Index, high-grade commercial paper is commercial paper that is issued by an issuer whose long-term bonds are rated AAA or equivalent by a Chinese credit rating agency; or commercial paper that is rated at least A-1 or equivalent by a Chinese credit rating agency and is issued by an issuer whose long-term bonds are rated at least AA+ or equivalent by a Chinese credit rating agency. All constituents in the Underlying Index are unsecured bonds. To qualify for inclusion in the Underlying Index, commercial paper issue must have at least RMB 600 million outstanding and a remaining term to final maturity of no more than one year (365 days) and no less than one month. Index constituents are weighted based on current amounts outstanding.

E Fund Management (Hong Kong) Co., Limited (“E Fund”), the Fund’s sub-adviser, has received a Renminbi Qualified Foreign Institutional Investor (“RQFII”) license from the China Securities Regulatory Commission (“CSRC”) and has received an initial quota to invest in the People’s Republic of China (“PRC”) debt securities, such as onshore RMB-denominated commercial paper, by China’s State Administration of Foreign Exchange (“SAFE”) that enables E Fund to buy PRC debt securities for the Fund. E Fund may also obtain a license on behalf of the Fund as a Qualified Foreign Institutional Investor (“QFII”). The Fund may also invest in PRC debt securities (“RMB Bonds”) through a People’s Bank of China program that permits foreign investors to invest in CIBM (without a RQFII or QFII license) (“CIBM Program”) or through a Bond Connect Company Limited program (“Bond Connect”) that allows foreign investors, such as the Fund, to invest in RMB Bonds through a Hong Kong account. The securities in which the Fund expects to invest will primarily be purchased and sold in over-the-counter (“OTC”) markets.

The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but that Krane and/or E Fund believes will help the Fund track the Underlying Index, including RMB-denominated securities principally traded in the off-shore RMB (or “CNH”) market, which is an OTC market located in countries outside of the PRC, such as Hong Kong and Singapore. The Fund may also invest in RMB Bonds traded on the Shanghai and Shenzhen Stock Exchanges. The Fund may also invest in debt securities issued in any currency denomination in other political jurisdictions, including Hong Kong and Singapore, unrated and high yield securities (or “junk bonds”), derivatives (including swaps, futures, forwards, structured notes and options), equity securities and cash and cash equivalents. The Fund may invest in shares of investment companies, such as exchange traded funds (“ETFs”), unit investment trusts and foreign investment companies, including to gain exposure to component securities of the Fund’s Underlying Index or when such investments present a more cost efficient alternative to investing directly in the securities. Foreign investment companies in which the Fund may invest include RMB-denominated short-term bond funds domiciled in the PRC (“PRC Investment Companies”). The Fund may also hold cash in a deposit account in China or invest in U.S. money market funds or other U.S. cash equivalents. The other investment companies in which the Fund may invest may be, and several currently are, advised, sponsored or otherwise serviced by Krane, E Fund and/or their affiliates. The Fund will not purchase shares of an investment company or hold cash in a Chinese deposit account if it would cause the Fund to (i) own more than 3% of such investment company’s voting shares; (ii) invest more than 5% of its total assets in such investment company or such deposit account; or (iii) invest more than 10% of its total assets in investment companies and such deposit accounts.

KraneShares E Fund
China Commercial Paper ETF

Although the Fund reserves the right to replicate (or hold all components of) the Underlying Index, the Fund expects to use representative sampling to track the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index.

As of May 31, 2019, the Underlying Index reflected the commercial paper of approximately 331 issuers.

The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of May 31, 2019, issuers in the Industrials (43.5%), Financials (12.39%), Utilities (11.18%) and Materials (10.57%) sectors represented significant portions of the Underlying Index. The Underlying Index is rebalanced and reconstituted monthly.

The Fund may engage in securities lending.

Principal Risks

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the value of its shares, including:

China Risk. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Further, the Chinese economy is heavily dependent upon trading with key partners. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

The RMB Bond market is volatile and risks suspension of trading by, in particular, securities and government interventions. Trading in RMB Bonds may be suspended without warning and for lengthy periods. Information on such trading suspensions, including as to their expected length, may be unavailable. Securities affected by trading suspensions may be or become illiquid.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.

KraneShares E Fund
China Commercial Paper ETF

Bond Connect Risk. Bond Connect is a mutual market access scheme that commenced trading on July 3, 2017 and represents an exception to Chinese laws that generally restrict foreign investment in RMB Bonds. In August 2018, Bond Connect enhanced its settlement system to fully implement real-time delivery-versus-payment settlement of trades, which has resulted in increased adoption of Bond Connect by investors. However, there is a risk that Chinese regulators may alter all or part of the structure and terms of, as well as the Fund’s access to, Bond Connect in the future or eliminate it altogether, which may limit or prevent the Fund from investing directly in or selling its RMB Bonds.

Chinese Credit Rating Risks. The components of the Underlying Index, and therefore the securities held by the Fund, will generally be rated by Chinese ratings agencies (and not by U.S. nationally recognized statistical ratings organizations (“NRSROs”)). The rating criteria and methodology used by Chinese rating agencies may be different from those adopted by NRSROs and international credit rating agencies. Therefore, such rating systems may not provide an equivalent standard for comparison with securities rated by NRSROs and international credit rating agencies.

CIBM Program Risk. The CIBM Program was announced in February 2016 and represents an exception to Chinese laws that generally restrict foreign investment in RMB Bonds. There is a significant risk that Chinese regulators may alter all or part of the structure and terms of, as well as the Fund’s access to, the CIBM Program in the future or eliminate it altogether, which may limit or prevent the Fund from investing directly in or selling RMB Bonds. Further, in order to participate in the CIBM Program, an onshore settlement agent, will be appointed for the Fund through whom trades in the CIBM Program will be conducted. The quality of the Fund’s trades and settlement will be dependent upon the settlement agent, who may not perform to expectations and, thereby, harm the Fund. The agent could also terminate its relationship with Krane, E Fund and/or the Fund and thus eliminate the Fund’s access to the CIBM Program, which could adversely affect the Fund.

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by government actors and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets and could adversely affect a Fund’s investments as well as the issuers in which the Fund invests. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Although the RMB is not presently freely convertible, rather it is subject to the approval of the State Administration of Foreign Exchange (“SAFE”) and other relevant authorities, repatriations by RQFIIs or through the Bond Connect and CIBM programs are currently permitted daily and Chinese authorities have indicated their plans to move to a fully freely convertible RMB. There is no assurance, however, that repatriation restrictions will not be (re-)imposed in the future.

Custody Risks. In accordance with Chinese regulations and the terms of an RQFII license, RMB Bonds are held in the joint names of the Fund and E Fund. While E Fund may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of E Fund may assert that the securities are owned by E Fund and that regulatory actions taken against E Fund may affect the Fund. The risk is particularly acute in the case of cash deposited with a PRC sub-custodian (“PRC Custodian”) because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

KraneShares E Fund
China Commercial Paper ETF

Exchange-Traded Bond Market Risk. To the extent the Fund were to invest in RMB Bonds via the Exchange-Traded Bond Market, the transactions could be subject to wider spreads between the bid and the offered prices. This wider spread could adversely affect the price at which the Fund could purchase or sell the RMB Bonds and could impair the Fund’s performance.

Hong Kong Risk. The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

RQFII and QFII License Risk. A RQFII or QFII license and quota may be acquired to invest directly in RMB Bonds. The RQFII rules were adopted relatively recently and are novel. Chinese regulators may revise or discontinue the RQFII program at any time. The Fund’s investments may be limited to the quota obtained by Krane and/or E Fund in their capacity as a RQFII or QFII on behalf of the Fund. There is no guarantee that the China Securities Regulatory Commission (“CSRC”) will ultimately grant a RQFII or QFII license or quota, and the application process may take a significant amount of time. In addition, a reduction or elimination of the quota may have a material adverse effect on the ability of the Fund to achieve its investment objectives. Should the amount of RMB Bonds that the Fund is eligible to invest in be or become inadequate to meet its investment needs, such as if Krane or E Fund is unable to obtain RQFII or QFII status, the Fund may need to rely exclusively on investments through Bond Connect or the CIBM Program or the Exchange-Traded Bond Market to purchase RMB Bonds.

Tax Risk.  Although Chinese law provides for a tax on capital gains (“CGT”) realized by non-residents, significant uncertainties surround the implementation of this law, particularly with respect to trading of debt-related RMB Bonds by RQFIIs and QFIIs. In addition, there is uncertainty as to the application and implementation of China’s value added tax to the Fund’s activities. It is also unclear how China’s value added tax may apply to RMB Bonds and how such application may be affected by tax treaty provisions. The imposition of such taxes, as well as future changes in applicable PRC tax law, may adversely affect the Fund. The Fund reserves the right to establish a reserve for taxes which present uncertainty as to whether they will be assessed, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to these taxes, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax. Investors should note that such provision, if any, may be excessive or inadequate to meet actual tax liabilities (which could include interest and penalties) on the Fund’s investments. Any taxes imposed in connection with the Fund’s activities will be borne by the Fund. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

Fixed Income Securities Risk. Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will not make timely interest payments or repay the principal of the debt issued (i.e., default on its obligations). A downgrade or default on securities held by the Fund could adversely affect the Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. Interest rate risk refers to fluctuations in the value of a debt resulting from changes in the level of interest rates. When interest rates go up, the prices of most debt instruments generally go down; and when interest rates go down, the prices of most debt instruments generally go up. Debt instruments with longer durations tend to be more sensitive to interest rate changes, typically making them more volatile. Interest rates have recently increased and may continue increasing, thereby heightening the risks associated with rising interest rates.

KraneShares E Fund
China Commercial Paper ETF

Subordinated Obligations Risk. Payments under some RMB Bonds may be structurally subordinated to other existing and future liabilities and obligations of the issuer. Claims of creditors of subordinated debt will have less priority as to the assets of the issuer and its creditors who seek to enforce the terms of the RMB Bond. Certain RMB Bonds may not contain any restrictions on the ability to incur additional unsecured indebtedness.

Emerging Markets Risk. The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown, and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

Foreign Securities Risk. Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations and political or economic instability. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. These factors could result in a loss to the Fund.

Geographic Focus Risk. The Fund’s investments are expected to be focused in a particular country, countries, or region to the same extent as the Underlying Index and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

Currency Risk. The Fund’s net asset value (“NAV”) is determined on the basis of the U.S. dollar, therefore, the Fund may lose value if a security denominated in another currency depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

KraneShares E Fund
China Commercial Paper ETF

Concentration Risk. The Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries. The securities of companies in an industry or group of industries could react similarly to market developments. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the principal risks described below.

Financials Sector Risk. The performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors. Government regulation will also affect the performance of investments in such industrials sector issuers, particularly aerospace and defense companies, which rely to a significant extent on government demand for their products and services. Transportation companies, another component of the industrials sector, are subject to sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

Materials Sector Risk. The materials sector may be adversely impacted by the volatility of commodity prices, exchange rates, depletion of resources, over-production, litigation and government regulations, among other factors.

Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected due to increases in commodity and operating costs, rising costs of financing capital construction and the cost of complying with government regulations, among other factors.

Derivatives Risk. The use of derivatives (including swaps, futures, forwards, structured notes and options) involve risks, such as possible default by a counterparty, potential losses if markets do not move as expected, and the potential for greater losses than if these techniques had not been used. Investments in derivatives may expose the Fund to leverage, which may cause the Fund to be more volatile than if it had not been leveraged. By investing in derivatives, the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited loss. Derivatives may also be subject to valuation risk, which is the risk that valuation sources for the derivative will not be readily available in the market which is especially possible in times of market distress, during which market participants may be reluctant to purchase complex instruments or provide price quotes for them. In addition, derivatives can be difficult or impossible to sell at the time of and at the price desired by the seller.

High Yield and Unrated Securities Risk. Securities that are unrated or rated below investment grade (or “junk bonds”) are subject to greater risk of loss of income and principal than highly rated securities because their issuers may be more likely to default. Junk bonds are inherently speculative. The prices of unrated and high yield securities are likely to be more volatile than those of highly rated securities, and the secondary market for them may be less liquid than that for highly rated securities.

KraneShares E Fund
China Commercial Paper ETF

Privately-Issued Securities Risk. The Fund may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Privately-issued securities are securities that have not been registered under the Securities Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be less liquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund. In addition, transaction costs may be higher for privately-issued securities than for more liquid securities. The Fund may have to bear the expense of registering privately-issued securities for resale and the risk of substantial delays in effecting the registration.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face delisting from the Exchange.

Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

International Closed Market Trading Risk. Because substantially all of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and stale pricing, resulting in the Fund trading at a discount or premium to NAV greater than those incurred by other ETFs.

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

KraneShares E Fund
China Commercial Paper ETF

Small Fund Risk. The Fund is small and does not yet have a significant number of shares outstanding. Small funds are at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. The Chinese markets may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash.

Passive Investment Risk. There is no guarantee that the Underlying Index will create the desired exposure and the Fund is not actively managed. It does not seek to “beat” the Underlying Index or take temporary defensive positions when markets decline. Therefore, the Fund may purchase or hold securities with current or projected underperformance.

Management Risk. The Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index. Therefore, the Fund is subject to the risk that E Fund’s security selection process may not produce the intended results.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities and unable to invest in certain components of the Underlying Index due to regulatory constraints, trading suspensions, and legal restrictions imposed by foreign governments. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected.

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, such as raising interest rates, could cause volatility in global financial markets and negative sentiment, which could result in losses. Market developments may also cause the Fund’s investments to become less liquid and cause the Fund to encounter difficulties in timely honoring redemptions.

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

KraneShares E Fund
China Commercial Paper ETF

Tax Risk. In order to qualify for the favorable tax treatment available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. The Fund’s investments in issuers whose control persons are not certain creates a risk that tax authorities may retrospectively deem the Fund to have failed the asset diversification requirements. If the Fund were to fail the favorable tax treatment requirements, it would be taxed in the same manner as an ordinary corporation, which would adversely affect its performance.

Investments in Investment Companies Risk. The Fund may invest in other investment companies, including those advised, sponsored or otherwise serviced by Krane, E Fund and/or their affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane and E Fund are subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane, E Fund and/or their affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the U.S. law.

Securities Lending Risk. To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Equity Securities Risk. The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities may be more volatile than other asset classes and are generally subordinate in rank to debt and other securities of the same issuer.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Performance Information

The following bar chart and table illustrate the variability of the Fund’s returns and indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by visiting www.kraneshares.com.

KraneShares E Fund
China Commercial Paper ETF

As of June 30, 2019, the Fund’s calendar year-to-date total return was 1.49%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter Ended/Year
Highest Return	4.81%	3/31/2018
Lowest Return	-4.01%	6/30/2018

Average Annual Total Returns for the periods ended December 31, 2018

KraneShares E Fund China Commercial Paper ETF	1 year	Since Inception (12-2-2014)
Return Before Taxes	-0.93%	0.48%
Return After Taxes on Distributions	-2.68%	-0.11%
Return After Taxes on Distributions and Sale of Fund Shares	-0.58%	0.11%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	-4.38%	7.03%
CSI Diversified High Grade Commercial Paper Index (Reflects no deduction for fees, expenses or taxes)	-1.02%	1.18%
S&P U.S. Treasury Bill 3-6 Month Index (Reflects no deduction for fees, expenses or taxes)	1.92%	0.84%

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns for the Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

KraneShares E Fund
China Commercial Paper ETF

Management

Investment Adviser and Sub-Adviser

Krane Funds Advisors, LLC serves as the investment adviser to the Fund.

E Fund Management (Hong Kong) Co., Limited serves as the sub-adviser to the Fund.

Portfolio Managers

Mses. Xiaochen Wang and Grace Zeng and Mr. Guangdong Qi serve as the Fund’s co-portfolio managers. Ms. Wang and Mr. Qi have served in those roles since the Fund’s inception in 2014 and Ms. Zeng has served in that role since 2019.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

KraneShares E Fund
China Commercial Paper ETF

KraneShares Electric Vehicles and Future Mobility Index ETF

Investment Objective

The KraneShares Electric Vehicles and Future Mobility Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of a specific equity securities index. The Fund’s current index is the Solactive Electric Vehicles and Future Mobility Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table and Example below do not include the brokerage commissions or bid-ask spread that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses**	0.02%
Total Annual Fund Operating Expenses	0.70%

*Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

**Although the Fund’s investment adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”) receives 10% of the net revenue generated by the Fund’s securities lending activities and such amount is included in “Other Expenses,” the Fund receives 90% of such net revenues.  Please see the “Management” section of the Prospectus for more information.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

KraneShares Electric Vehicles and
Future Mobility Index ETF

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Underlying Index, depositary receipts, including American depositary receipts (“ADRs”), representing such components and securities underlying depositary receipts in the Underlying Index. The Underlying Index is designed to track the equity market performance of companies engaged in the production of electric vehicles or their components or in other initiatives that may change the future of mobility, as determined by Solactive AG, the provider of the Underlying Index (“Index Provider”). This includes companies engaged in the production of electric vehicles; autonomous driving; shared mobility; lithium and/or copper production; lithium-ion/lead acid batteries; hydrogen fuel cell manufacturing and electric infrastructure. Issuers included in the Underlying Index must derive more than 50% of their revenues from a preset group of subindustries, but they may not necessarily derive a majority of their revenues or income from the electric vehicle business or other initiatives that may change the future of mobility, particularly when an issuer is engaged in multiple lines of business.

The Index Provider applies various screens such that the securities included in the Underlying Index, at the time of each rebalance: (1) are issued by companies with a minimum market capitalization of $500 million and (2) have a minimum average daily trading volume of $5 million as measured over the last one-month and six-month periods. Constituents of the Underlying Index are ranked by market capitalization and then, provided there are at least 30 constituents, weighted so that the largest ten companies are weighted equally, the next ten largest companies are weighted equally, and (where there are a sufficient number of Underlying Index components) the next ten largest companies are weighted equally. The remaining constituents are then weighted equally so that the sum of the constituents in the Underlying Index equals 100%. If there are less than 30 constituents, the constituents are weighted equally so that the sum of the constituents in the Underlying Index equals 100%. The issuers included in the Underlying Index may include small-cap, mid-cap and large-cap companies listed on stock exchanges in developed or emerging market countries.

Securities eligible for inclusion in the Underlying Index must be listed on a stock exchange in Australia, Austria, Belgium, Canada, China, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, United Kingdom, and United States and cannot be primarily traded over the counter. Companies listed on the Shanghai or Shenzhen Stock Exchanges also need to be tradeable through the Shanghai-Hong Kong or Shenzhen-Hong Kong Stock Connect Programs in order to be eligible for inclusion in the Underlying Index.

The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but that Krane believes will help the Fund track the Underlying Index. These investments may include equity securities and depositary receipts of issuers whose securities are not components of the Underlying Index, derivative instruments (including swaps, futures, forwards, structured notes and options), other investment companies (including exchange traded funds or “ETFs”) and cash or cash equivalents (including money market funds). The other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will not purchase shares of an investment company if it would cause the Fund to (i) own more than 3% of such investment company’s voting shares; (ii) invest more than 5% of its total assets in such investment company; or (iii) invest more than 10% of its total assets in investment companies.

The following China-related securities may be included in the Underlying Index and/or represent investments of the Fund:

●	China A-Shares, which are shares of companies incorporated in mainland China that are traded on the Chinese exchanges and denominated in domestic renminbi. China A-Shares are primarily purchased and sold in the domestic Chinese market. To the extent the Fund invests in China A-Shares, it expects to do so through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”). A Renminbi Qualified Foreign Institutional Investor (“RQFII”) or Qualified Foreign Institutional Investor (“QFII”) license may also be acquired to invest directly in China A-Shares.

KraneShares Electric Vehicles and
Future Mobility Index ETF

●	China B Shares, which are shares of companies listed on the Shanghai or Shenzhen Stock Exchange but quoted and traded in foreign currencies (such as Hong Kong Dollars or U.S. Dollars), which were primarily created for trading by foreign investors.

●	China H Shares, which are shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange (“H-Shares”), where they are traded in Hong Kong dollars and may be traded by foreign investors.

●	China N Shares, which are shares of companies with business operations in mainland China and listed on an American stock exchange, such as NYSE or NASDAQ (“N-Shares”).

●	P-Chips, which are shares of private sector companies with a majority of their business operations in mainland China and controlling private Chinese shareholders, which are incorporated outside of mainland China and traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	Red Chips, which are shares of companies with a majority of their business operations in mainland China and controlled by the central, provincial or municipal governments of the PRC, whose shares are traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	S-Chips, which are shares of companies with business operations in mainland China and listed on the Singapore Exchange. S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda.

Although the Fund reserves the right to replicate (or hold all components of) the Underlying Index, the Fund expects to use representative sampling to track the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index.

The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. Electric vehicles and mobility are not recognized industries, sub-industries or sectors. Therefore, to identify issuers engaged in those industries, the Index Provider cannot solely rely on traditional categorizations such as the Global Industry Classification Standard. As of May 31, 2019, the Underlying Index included 59 securities of companies with a market capitalization range of approximately $474 million to $331 billion and an average market capitalization of approximately $18 billion and the largest sectors represented in the Underlying Index were the Technology sector (43%), Consumer Durables sector (25%) and Industrials sector (24%). As of May 31, 2019, the largest markets in the Underlying Index were the United States (42%), China (21%) and Germany (13%). The Underlying Index is rebalanced quarterly.

The Fund may engage in securities lending.

KraneShares Electric Vehicles and
Future Mobility Index ETF

Principal Risks

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the value of its shares, including:

Autonomous Vehicles and Future Mobility Companies Risk. Investments in autonomous vehicles and future mobility companies may be volatile. These companies are subject to intense competition, the risk of product obsolescence, changes in consumer preferences and legal, regulatory and political changes. Many of these companies make significant expenditures on research and development, and are heavily dependent on intellectual property rights, which may be challenged by other similar companies. A loss or impairment of intellectual property rights may adversely affect autonomous vehicles and future mobility companies. These vehicles may incorporate raw materials from companies concentrated in certain commodities, and may also rely on fuel sources that are more sensitive to commodities market activity than traditional vehicle fuels, which exposes the autonomous vehicles and future mobility companies to the price fluctuation of those commodities. They are also especially at risk of hacking, other cybersecurity events, and traffic accidents related to autonomous vehicles.

China Risk. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Further, the Chinese economy is heavily dependent upon trading with key partners. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.

A-Shares Risk. A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Investments in A-Shares are made available to domestic Chinese investors and certain foreign investors, including those who have been approved as a QFII or a RQFII and through the Stock Connect Programs, which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and China-Japan Stock Connect. Investments by foreign investors in A-Shares are subject to various restrictions, regulations and limits. The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. The Fund may also gain exposure to A-Shares by investing in investments that provide exposure to A-Shares, such as other investment companies, or Krane may acquire a QFII or RQFII license to invest in A-Shares for the Fund. Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. This could cause volatility in the Fund’s share price and subject the Fund to a greater risk of trading halts.

KraneShares Electric Vehicles and
Future Mobility Index ETF

Custody Risks. In accordance with Chinese regulations and the terms of a QFII or RQFII license, as applicable, and insofar as Krane acquires a QFII or RQFII license, A-Shares will be held in the joint names of the Fund and Krane. While Krane may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of Krane may assert that the securities are owned by Krane and that regulatory actions taken against Krane may affect the Fund. The risk is particularly acute in the case of cash deposited with a People’s Republic of China (“PRC”) sub-custodian (“PRC Custodian”) because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

Tax Risk. Per a circular (Caishui [2014] 79), the Fund is temporarily exempt from the Chinese tax on capital gains (“CGT”) on trading in A-Shares as a QFII or RQFII or the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect as of November 17, 2014, and the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect as of December 5, 2016. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. In addition, there is uncertainty as to the application and implementation of China’s value added tax to the Fund’s activities. The Fund reserves the right to establish a reserve for taxes which present uncertainty as to whether they will be assessed, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to these taxes, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax. Investors should note that such provision, if any, may be excessive or inadequate to meet actual tax liabilities (which could include interest and penalties) on the Fund’s investments. Any taxes imposed in connection with the Fund’s activities will be borne by the Fund. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by government actors and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Although the RMB is not presently freely convertible, rather it is subject to the approval of the State Administration of Foreign Exchange (“SAFE”) and other relevant authorities, repatriations by RQFIIs or through the Stock Connect Programs are currently permitted daily and Chinese authorities have indicated their plans to move to a fully freely convertible RMB. There is no assurance, however, that repatriation restrictions will not be (re-)imposed in the future.

Hong Kong Risk. The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

KraneShares Electric Vehicles and
Future Mobility Index ETF

Stock Connect Program Risk. The Stock Connect Programs are subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A-Shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its positions. Only certain China A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Stock Connect Programs. Because the Stock Connect Programs are still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future.

Investments in China A-Shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. Because of the way in which China A-Shares are held in the Stock Connect Programs, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Chinese exchange becomes insolvent.

B-Shares Risk. The China B-Share market is generally smaller, less liquid and has a smaller issuer base than the China A-Share market. The issuers that compose the B-Share market include a broad range of companies, including companies with large, medium and small capitalizations. Further, the B-Shares market may behave very differently from other portions of the Chinese equity markets, and there may be little to no correlation between the performance of the two.

H-Shares Risk. H-Shares are foreign securities which, in addition to the risks described herein, are subject to the risk that the Hong Kong stock market may behave very differently from the mainland Chinese stock market. There may be little to no correlation between the performance of the Hong Kong stock market and the mainland Chinese stock market.

N-Shares Risk. N-Shares are securities of companies with business operations in mainland China and listed on an American stock exchange, such as the NYSE or NASDAQ. Because companies issuing N-Shares have business operations in China, they are subject to certain political and economic risks in China. The American stock market may behave very differently from the mainland Chinese stock market, and there may be little to no correlation between the performance of the two.

P-Chip Companies Risk. P-Chip companies are often run by the private sector and have a majority of their business operations in mainland China. P-Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and may also be traded by foreigners. Because they are traded on the Hong Kong Stock Exchange, P-Chips are also subject to risks similar to those associated with investments in H Shares. They are also subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes.

KraneShares Electric Vehicles and
Future Mobility Index ETF

Red Chip Companies Risk. Red Chip companies are controlled, either directly or indirectly, by the central, provincial or municipal governments of the PRC. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange and may also be traded by foreigners. Because Red Chip companies are controlled by various PRC governmental authorities, investing in Red Chips involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance of Red Chip companies. Red Chip companies may be less efficiently run and less profitable than other companies.

S-Chip Companies Risk. The Fund may invest in shares of companies with business operations in mainland China and listed on the Singapore Exchange (“S-Chips”). S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda. They are subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes. S-Chip companies may or may not be owned at least in part by a Chinese central, provincial or municipal government and be subject to the types of risks that come with such ownership described herein. There may be little or no correlation between the performance of the Singapore stock market and the mainland Chinese stock market.

Equity Securities Risk. The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities may be more volatile than other asset classes and are generally subordinate in rank to debt and other securities of the same issuer.

Emerging Markets Risk. The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown, and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

Foreign Securities Risk. Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations and political or economic instability. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. These factors could result in a loss to the Fund.

Geographic Focus Risk. The Fund’s investments are expected to be focused in a particular country, countries, or region to the same extent as the Underlying Index and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

Germany Risk. The Fund’s investment in German issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks specific to Germany. Recently, new concerns have emerged in relation to the economic health of the European Union, which have led to downward pressure on the earnings of certain financial institutions, including German financial services companies. Secessionist movements, such as the Catalan movement in Spain, may have an adverse effect on the German economy. Germany has an export dependent economy and therefore relies heavily on trade with key trading partners, including the Netherlands, China, United States, United Kingdom, France, Italy and other European countries. Germany is dependent on the economies of these other countries, and any change in the price or demand for German exports may have an adverse impact on its economy. Recent developments in relations between the United States and its trading partners have heightened concerns of increased tariffs and restrictions on trade between countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the export industry and a commensurately negative impact on the Fund.

KraneShares Electric Vehicles and
Future Mobility Index ETF

Currency Risk. The Fund’s net asset value (“NAV”) is determined on the basis of the U.S. dollar, therefore, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Concentration Risk. The Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries. The securities of companies in an industry or group of industries could react similarly to market developments. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the principal risks described below.

Consumer Durables Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors. Government regulation will also affect the performance of investments in such industrials sector issuers, particularly aerospace and defense companies, which rely to a significant extent on government demand for their products and services. Transportation companies, another component of the industrials sector, are subject to sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

Technology Sector Risk. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

KraneShares Electric Vehicles and
Future Mobility Index ETF

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face delisting from the Exchange.

Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

International Closed Market Trading Risk. Because certain of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and stale pricing, resulting in the Fund trading at a discount or premium to NAV greater than those incurred by other ETFs.

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

Small Fund Risk. The Fund is small and does not yet have a significant number of shares outstanding. Small funds are at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. Certain countries in which the Fund may invest may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash.

KraneShares Electric Vehicles and
Future Mobility Index ETF

Small- and Mid-Capitalization Company Risk. Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. Since small and medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may be less liquid and more volatile. They may also be sensitive to (expected) changes in interest rates and earnings.

Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Passive Investment Risk. There is no guarantee that the Underlying Index will create the desired exposure and the Fund is not actively managed. It does not seek to “beat” the Underlying Index or take temporary defensive positions when markets decline. Therefore, the Fund may purchase or hold securities with current or projected underperformance.

Management Risk. The Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index. Therefore, the Fund is subject to the risk that Krane’s security selection process may not produce the intended results.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities and unable to invest in certain components of the Underlying Index due to regulatory constraints, trading suspensions, and legal restrictions imposed by foreign governments. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected.

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, such as raising interest rates, could cause volatility in global financial markets and negative sentiment, which could result in losses. Market developments may also cause the Fund’s investments to become less liquid and cause the Fund to encounter difficulties in timely honoring redemptions.

High Portfolio Turnover Risk. The Fund may incur high turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

KraneShares Electric Vehicles and
Future Mobility Index ETF

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Tax Risk. In order to qualify for the favorable tax treatment available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. The Fund’s investments in issuers whose control persons are not certain creates a risk that tax authorities may retrospectively deem the Fund to have failed the asset diversification requirements. If the Fund were to fail the favorable tax treatment requirements, it would be taxed in the same manner as an ordinary corporation, which would adversely affect its performance.

Depositary Receipts Risk. The Fund may hold the securities of foreign companies in the form of depositary receipts, including American Depositary Receipts and Global Depositary Receipts. Investing in depositary receipts entails the risks associated with foreign investments, such as fluctuations in foreign currency exchange rates and political and economic risks distinct from those associated with investing in the securities of U.S. issuers. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts.

Derivatives Risk. The use of derivatives (including swaps, futures, forwards, structured notes and options) involve risks, such as possible default by a counterparty, potential losses if markets do not move as expected, and the potential for greater losses than if these techniques had not been used. Investments in derivatives may expose the Fund to leverage, which may cause the Fund to be more volatile than if it had not been leveraged. By investing in derivatives, the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited loss. Derivatives may also be subject to valuation risk, which is the risk that valuation sources for the derivative will not be readily available in the market which is especially possible in times of market distress, during which market participants may be reluctant to purchase complex instruments or provide price quotes for them. In addition, derivatives can be difficult or impossible to sell at the time of and at the price desired by the seller.

Investments in Investment Companies Risk. The Fund may invest in other investment companies, including those that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane is subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the U.S. law.

Securities Lending Risk. To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially.

KraneShares Electric Vehicles and
Future Mobility Index ETF

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Performance Information

Once the Fund has completed a full calendar year of operations, a bar chart and table will be included in this Prospectus that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance. Once available, the Fund’s current performance information will be available at www.kraneshares.com. Past performance does not necessarily indicate how the Fund will perform in the future.

Management

Investment Adviser

Krane Funds Advisors, LLC serves as the investment adviser to the Fund.

Portfolio Managers

Mark Schlarbaum, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of the Fund since the Fund’s inception in 2018. Jonathan Shelon, Chief Operating Officer of the Adviser, also serves as a portfolio manager of the Fund. Mr. Shelon supports Mr. Schlarbaum and Krane’s investment team for the Fund and has been a portfolio manager of the Fund since 2018. Mr. Schlarbaum will continue to serve as the Fund’s lead portfolio manager.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

KraneShares Electric Vehicles and
Future Mobility Index ETF

KraneShares Emerging Markets Consumer Technology Index ETF

Investment Objective

The KraneShares Emerging Markets Consumer Technology Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the price and yield performance of a specific foreign equity securities index. The Fund’s current index is the Solactive Emerging Market Consumer Technology Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table and Example below do not include the brokerage commissions or bid-ask spread that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses**	0.02%
Total Annual Fund Operating Expenses	0.80%

*Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

**Although the Fund’s investment adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”) receives 10% of the net revenue generated by the Fund’s securities lending activities and such amount is included in “Other Expenses,” the Fund receives 90% of such net revenues.  Please see the “Management” section of the Prospectus for more information.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$255	$444	$990

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 119% of the average value of its portfolio. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

KraneShares Emerging Markets
Consumer Technology Index ETF

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Underlying Index, depositary receipts, including American depositary receipts (“ADRs”), representing such components and securities underlying depositary receipts in the Underlying Index. The Underlying Index is composed of the equity securities of the 50 companies with the largest market capitalization that are headquartered in certain emerging market and frontier countries and engaged in the consumer or technology sectors. Issuers eligible for inclusion in the Underlying Index must be classified under the FactSet Revere Business Industry Classification system or FactSet Standard Classification system as engaged in one or more industries in these sectors. The Underlying Index components will be ranked according to their market capitalization and will receive the following weights each time the Underlying Index rebalances based on their market capitalization rankings from largest to smallest:

Rank	Weight
1 to 10	3.5%
11 to 30	2.5%
31 to 50.75%

Issuers headquartered in the following jurisdictions are eligible for inclusion in the Underlying Index: Argentina, Brazil, Chile, China, Colombia, Cyprus, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Mexico, Malaysia, Peru, the Philippines, Poland, Puerto Rico, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. The Underlying Index excludes stocks whose primary listing exchange is the Shanghai or the Shenzhen Stock Exchange or that are primarily traded over the counter.

The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but that Krane believes will help the Fund track the Underlying Index. These investments may include equity securities and depositary receipts of issuers whose securities are not components of the Underlying Index, derivative instruments (including swaps, futures, forwards, structured notes and options), other investment companies (including exchange traded funds or “ETFs”) and cash or cash equivalents (including money market funds). The other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will not purchase shares of an investment company if it would cause the Fund to (i) own more than 3% of such investment company’s voting shares; (ii) invest more than 5% of its total assets in such investment company; or (iii) invest more than 10% of its total assets in investment companies.

The following China-related securities may be included in the Underlying Index and/or represent investments of the Fund:

●	China A-Shares, which are shares of companies incorporated in mainland China that are traded on the Chinese exchanges and denominated in domestic renminbi. China A-Shares are primarily purchased and sold in the domestic Chinese market. To the extent the Fund invests in China A-Shares, it expects to do so through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”). A Renminbi Qualified Foreign Institutional Investor (“RQFII”) or Qualified Foreign Institutional Investor (“QFII”) license may also be acquired to invest directly in China A-Shares.

KraneShares Emerging Markets
Consumer Technology Index ETF

●	China B Shares, which are shares of companies listed on the Shanghai or Shenzhen Stock Exchange but quoted and traded in foreign currencies (such as Hong Kong Dollars or U.S. Dollars), which were primarily created for trading by foreign investors.

●	China H Shares, which are shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange (“H-Shares”), where they are traded in Hong Kong dollars and may be traded by foreign investors.

●	China N Shares, which are shares of companies with business operations in mainland China and listed on an American stock exchange, such as NYSE or NASDAQ (“N-Shares”).

●	P-Chips, which are shares of private sector companies with a majority of their business operations in mainland China and controlling private Chinese shareholders, which are incorporated outside of mainland China and traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	Red Chips, which are shares of companies with a majority of their business operations in mainland China and controlled by the central, provincial or municipal governments of the PRC, whose shares are traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	S-Chips, which are shares of companies with business operations in mainland China and listed on the Singapore Exchange. S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda.

Although the Fund reserves the right to replicate (or hold all components of) the Underlying Index, the Fund expects to use representative sampling to track the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index.

As of May 31, 2019, the Underlying Index included 49 securities of companies with a market capitalization range of approximately $439 million to $395 billion and an average market capitalization of approximately $24 billion and the largest markets represented in the Underlying Index were China (38%) and South Korea (22.41%).

The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of May 31, 2019, issuers in the Technology sector (57.99%) and Consumer Services sector (34.05%) represented significant portions of the Underlying Index. The Underlying Index is rebalanced annually.

The Fund may engage in securities lending.

Principal Risks

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the value of its shares, including:

KraneShares Emerging Markets
Consumer Technology Index ETF

Emerging Markets Risk. The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown, and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

Concentration Risk. The Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries. The securities of companies in an industry or group of industries could react similarly to market developments. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the principal risks described below.

Consumer Services Sector Risk. The consumer services sector may be affected by changes in the domestic and international economy, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.

Technology Sector Risk. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Frontier Markets Risk. Frontier market countries generally have smaller economies and less developed capital markets or legal, regulatory and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.

China Risk. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Further, the Chinese economy is heavily dependent upon trading with key partners. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

KraneShares Emerging Markets
Consumer Technology Index ETF

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.

A-Shares Risk. A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Investments in A-Shares are made available to domestic Chinese investors and certain foreign investors, including those who have been approved as a QFII or a RQFII and through the Stock Connect Programs, which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and China-Japan Stock Connect. Investments by foreign investors in A-Shares are subject to various restrictions, regulations and limits. The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. The Fund may also gain exposure to A-Shares by investing in investments that provide exposure to A-Shares, such as other investment companies, or Krane may acquire a QFII or RQFII license to invest in A-Shares for the Fund. Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. This could cause volatility in the Fund’s share price and subject the Fund to a greater risk of trading halts.

Custody Risks. In accordance with Chinese regulations and the terms of a QFII or RQFII license, as applicable, and insofar as Krane acquires a QFII or RQFII license, A-Shares will be held in the joint names of the Fund and Krane. While Krane may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of Krane may assert that the securities are owned by Krane and that regulatory actions taken against Krane may affect the Fund. The risk is particularly acute in the case of cash deposited with a People’s Republic of China (“PRC”) sub-custodian (“PRC Custodian”) because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

Tax Risk. Per a circular (Caishui [2014] 79), the Fund is temporarily exempt from the Chinese tax on capital gains (“CGT”) on trading in A-Shares as a QFII or RQFII or the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect as of November 17, 2014, and the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect as of December 5, 2016. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. In addition, there is uncertainty as to the application and implementation of China’s value added tax to the Fund’s activities. The Fund reserves the right to establish a reserve for taxes which present uncertainty as to whether they will be assessed, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to these taxes, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax. Investors should note that such provision, if any, may be excessive or inadequate to meet actual tax liabilities (which could include interest and penalties) on the Fund’s investments. Any taxes imposed in connection with the Fund’s activities will be borne by the Fund. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by government actors and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Although the RMB is not presently freely convertible, rather it is subject to the approval of the State Administration of Foreign Exchange (“SAFE”) and other relevant authorities, repatriations by RQFIIs or through the Stock Connect Programs are currently permitted daily and Chinese authorities have indicated their plans to move to a fully freely convertible RMB. There is no assurance, however, that repatriation restrictions will not be (re-)imposed in the future.

KraneShares Emerging Markets
Consumer Technology Index ETF

Hong Kong Risk. The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

Stock Connect Program Risk. The Stock Connect Programs are subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A-Shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its positions. Only certain China A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Stock Connect Programs. Because the Stock Connect Programs are still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future.

Investments in China A-Shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. Because of the way in which China A-Shares are held in the Stock Connect Programs, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Chinese exchange becomes insolvent.

B-Shares Risk. The China B-Share market is generally smaller, less liquid and has a smaller issuer base than the China A-Share market. The issuers that compose the B-Share market include a broad range of companies, including companies with large, medium and small capitalizations. Further, the B-Shares market may behave very differently from other portions of the Chinese equity markets, and there may be little to no correlation between the performance of the two.

H-Shares Risk. H-Shares are foreign securities which, in addition to the risks described herein, are subject to the risk that the Hong Kong stock market may behave very differently from the mainland Chinese stock market. There may be little to no correlation between the performance of the Hong Kong stock market and the mainland Chinese stock market.

N-Shares Risk. N-Shares are securities of companies with business operations in mainland China and listed on an American stock exchange, such as the NYSE or NASDAQ. Because companies issuing N-Shares have business operations in China, they are subject to certain political and economic risks in China. The American stock market may behave very differently from the mainland Chinese stock market, and there may be little to no correlation between the performance of the two.

KraneShares Emerging Markets
Consumer Technology Index ETF

P-Chip Companies Risk. P-Chip companies are often run by the private sector and have a majority of their business operations in mainland China. P-Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and may also be traded by foreigners. Because they are traded on the Hong Kong Stock Exchange, P-Chips are also subject to risks similar to those associated with investments in H Shares. They are also subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes.

Red Chip Companies Risk. Red Chip companies are controlled, either directly or indirectly, by the central, provincial or municipal governments of the PRC. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange and may also be traded by foreigners. Because Red Chip companies are controlled by various PRC governmental authorities, investing in Red Chips involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance of Red Chip companies. Red Chip companies may be less efficiently run and less profitable than other companies.

S-Chip Companies Risk. The Fund may invest in shares of companies with business operations in mainland China and listed on the Singapore Exchange (“S-Chips”). S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda. They are subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes. S-Chip companies may or may not be owned at least in part by a Chinese central, provincial or municipal government and be subject to the types of risks that come with such ownership described herein. There may be little or no correlation between the performance of the Singapore stock market and the mainland Chinese stock market.

Equity Securities Risk. The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities may be more volatile than other asset classes and are generally subordinate in rank to debt and other securities of the same issuer.

Foreign Securities Risk. Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations and political or economic instability. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. These factors could result in a loss to the Fund.

Geographic Focus Risk. The Fund’s investments are expected to be focused in a particular country, countries, or region to the same extent as the Underlying Index and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

South Korea Risk. The Fund is susceptible to adverse market, political, regulatory and geographic events affecting South Korea. The South Korean economy is dependent on the economies of other Asian countries, especially China and Southeast Asia, and the United States as key trading partners. Furthermore, South Korea’s economy may be significantly affected by currency fluctuations and increasing competition from Asia’s other low-cost emerging economies. Also, tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate of South Korea.

KraneShares Emerging Markets
Consumer Technology Index ETF

Currency Risk. The Fund’s net asset value (“NAV”) is determined on the basis of the U.S. dollar, therefore, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Internet Companies Risk. Investments in Internet companies may be volatile. Internet companies are subject to intense competition, the risk of product obsolescence, changes in consumer preferences and legal, regulatory and political changes. They are also especially at risk of hacking and other cybersecurity events. In addition, it can be difficult to determine what qualifies as an Internet company.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face delisting from the Exchange.

Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

International Closed Market Trading Risk. Because substantially all of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and stale pricing, resulting in the Fund trading at a discount or premium to NAV greater than those incurred by other ETFs.

KraneShares Emerging Markets
Consumer Technology Index ETF

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

Small Fund Risk. The Fund is small and does not yet have a significant number of shares outstanding. Small funds are at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. Certain countries in which the Fund may invest may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash.

Small- and Mid-Capitalization Company Risk. Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. Since small and medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may be less liquid and more volatile. They may also be sensitive to (expected) changes in interest rates and earnings.

Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Passive Investment Risk. There is no guarantee that the Underlying Index will create the desired exposure and the Fund is not actively managed. It does not seek to “beat” the Underlying Index or take temporary defensive positions when markets decline. Therefore, the Fund may purchase or hold securities with current or projected underperformance.

Management Risk. The Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index. Therefore, the Fund is subject to the risk that the Adviser’s security selection process may not produce the intended results.

KraneShares Emerging Markets
Consumer Technology Index ETF

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities and unable to invest in certain components of the Underlying Index due to regulatory constraints, trading suspensions, and legal restrictions imposed by foreign governments. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected.

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, such as raising interest rates, could cause volatility in global financial markets and negative sentiment, which could result in losses. Market developments may also cause the Fund’s investments to become less liquid and cause the Fund to encounter difficulties in timely honoring redemptions.

High Portfolio Turnover Risk. The Fund may incur high turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Tax Risk. In order to qualify for the favorable tax treatment available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. The Fund’s investments in issuers whose control persons are not certain creates a risk that tax authorities may retrospectively deem the Fund to have failed the asset diversification requirements. If the Fund were to fail the favorable tax treatment requirements, it would be taxed in the same manner as an ordinary corporation, which would adversely affect its performance.

Depositary Receipts Risk. The Fund may hold the securities of foreign companies in the form of depositary receipts, including American Depositary Receipts and Global Depositary Receipts. Investing in depositary receipts entails the risks associated with foreign investments, such as fluctuations in foreign currency exchange rates and political and economic risks distinct from those associated with investing in the securities of U.S. issuers. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts.

Derivatives Risk. The use of derivatives (including swaps, futures, forwards, structured notes and options) involve risks, such as possible default by a counterparty, potential losses if markets do not move as expected, and the potential for greater losses than if these techniques had not been used. Investments in derivatives may expose the Fund to leverage, which may cause the Fund to be more volatile than if it had not been leveraged. By investing in derivatives, the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited loss. Derivatives may also be subject to valuation risk, which is the risk that valuation sources for the derivative will not be readily available in the market which is especially possible in times of market distress, during which market participants may be reluctant to purchase complex instruments or provide price quotes for them. In addition, derivatives can be difficult or impossible to sell at the time of and at the price desired by the seller.

KraneShares Emerging Markets
Consumer Technology Index ETF

Investments in Investment Companies Risk. The Fund may invest in other investment companies, including those that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane is subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the U.S. law.

Securities Lending Risk. To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Performance Information

The following bar chart and table illustrate the variability of the Fund’s returns and indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by visiting www.kraneshares.com.

KraneShares Emerging Markets
Consumer Technology Index ETF

As of June 30, 2019, the Fund’s calendar year-to-date total return was 17.66%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter Ended/Year
Highest Return	4.05%	3/31/2018
Lowest Return	-12.56%	12/31/2018

Average Annual Total Returns for the periods ended December 31, 2018

KraneShares Emerging Markets Consumer Technology Index ETF	1 year	Since Inception (10-11-2017)
Return Before Taxes	-24.79%	-19.66%
Return After Taxes on Distributions	-24.79%	-19.66%
Return After Taxes on Distributions and Sale of Fund Shares	-15.62%	-15.65%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	-4.38%	0.39%
Solactive Emerging Market Consumer Technology Index (Reflects no deduction for fees, expenses or taxes)	-23.71%	-18.17%

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns for the Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

KraneShares Emerging Markets
Consumer Technology Index ETF

Management

Investment Adviser

Krane Funds Advisors, LLC serves as the investment adviser to the Fund.

Portfolio Managers

Mark Schlarbaum, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of the Fund since 2017. Jonathan Shelon, Chief Operating Officer of the Adviser, also serves as a portfolio manager of the Fund. Mr. Shelon supports Mr. Schlarbaum and Krane’s investment team for the Fund and has been a portfolio manager of the Fund since 2018. Mr. Schlarbaum will continue to serve as the Fund’s lead portfolio manager.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

KraneShares Emerging Markets
Consumer Technology Index ETF

KraneShares Emerging Markets Healthcare Index ETF

Investment Objective

The KraneShares Emerging Markets Healthcare Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the price and yield performance of a specific equity securities index. The Fund’s current index is the Solactive Emerging Markets Healthcare Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table and Example below do not include the brokerage commissions or bid-ask spread that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses**	0.01%
Total Annual Fund Operating Expenses	0.79%

*Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

**Although the Fund’s investment adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”) receives 10% of the net revenue generated by the Fund’s securities lending activities and such amount is included in “Other Expenses,” the Fund receives 90% of such net revenues.  Please see the “Management” section of the Prospectus for more information.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period starting from the Fund’s inception, August 29, 2018, to March 31, 2019, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

KraneShares Emerging Markets
Healthcare Index ETF

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Underlying Index, depositary receipts, including American depositary receipts (“ADRs”), representing such components and securities underlying depositary receipts in the Underlying Index. The Underlying Index is a free float adjusted market capitalization weighted index (subject to the modifications described below) designed to track the equity market performance of emerging market companies engaged in the healthcare business. Securities eligible for inclusion in the Underlying Index include those issued by companies classified by FactSet Revere Business Industry Classification (“FactSet”) as being engaged in the health technology or health services industries. The types of companies that may be included in the Underlying Index include those FactSet classifies as engaged in the pharmaceuticals, biotechnology, medical specialties, managed health care, hospital/nursing management, medical/nursing services and services to the health industry businesses. Emerging market companies include those that are classified by the provider of the Underlying Index, Solactive AG (“Index Provider”), as having one of the following countries of risk: Brazil, Chile, China, Czech Republic, Colombia, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Thailand, Turkey or United Arab Emirates. Shares listed locally in the United Arab Emirates are generally not eligible for inclusion in the Underlying Index, however. The Underlying Index may include small-cap, mid-cap and large-cap companies.

The Underlying Index applies the following screens so that the securities eligible for inclusion in the Underlying Index, at the time of the index selection day: (1) are issued by companies with a minimum market capitalization of $1 billion (or $5 billion in the case of China A-Shares); (2) have a minimum average daily trading volume of $1 million as measured over the most recent one month and six month periods; (3) must have traded on 90% of the eligible trading days over the last six months; and (4) trade at a price below $10,000 per share. If the stock does not have a trading history of six months, the stock must have started trading at least three months before being added to the Underlying Index and must have traded on 90% of the eligible trading days during such time.

The Underlying Index is weighted according to each component’s free-float adjusted market capitalization, but is modified so that, as of the rebalance date, no issuer constitutes more than 4.5% of the Underlying Index and the issuers of any one country do not constitute more than 45% of the Underlying Index. Any excess weights will be redistributed pro rata among the other index constituents. The Underlying Index includes only securities of issuers that have a free float market capitalization of 10% or more of their total market capitalization. Free-float market capitalization is calculated by multiplying a security’s price by the number of shares available in the market, rather than the total number of shares outstanding. China A-Shares eligible for inclusion in the Underlying Index must be tradeable through the Shanghai-Hong Kong Stock Connect Program or Shenzhen-Hong Kong Stock Connect Program.

The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but that Krane believes will help the Fund track the Underlying Index. These investments may include equity securities and depositary receipts of issuers whose securities are not components of the Underlying Index, derivative instruments (including swaps, futures, forwards, structured notes and options), other investment companies (including exchange traded funds or “ETFs”) and cash or cash equivalents (including money market funds). The other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will not purchase shares of an investment company if it would cause the Fund to (i) own more than 3% of such investment company’s voting shares; (ii) invest more than 5% of its total assets in such investment company; or (iii) invest more than 10% of its total assets in investment companies.

KraneShares Emerging Markets
Healthcare Index ETF

The following China-related securities may be included in the Underlying Index and/or represent investments of the Fund:

●	China A-Shares, which are shares of companies incorporated in mainland China that are traded on the Chinese exchanges and denominated in domestic renminbi. China A-Shares are primarily purchased and sold in the domestic Chinese market. To the extent the Fund invests in China A-Shares, it expects to do so through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”). A Renminbi Qualified Foreign Institutional Investor (“RQFII”) or Qualified Foreign Institutional Investor (“QFII”) license may also be acquired to invest directly in China A-Shares.

●	China B Shares, which are shares of companies listed on the Shanghai or Shenzhen Stock Exchange but quoted and traded in foreign currencies (such as Hong Kong Dollars or U.S. Dollars), which were primarily created for trading by foreign investors.

●	China H Shares, which are shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange (“H-Shares”), where they are traded in Hong Kong dollars and may be traded by foreign investors.

●	China N Shares, which are shares of companies with business operations in mainland China and listed on an American stock exchange, such as NYSE or NASDAQ (“N-Shares”).

●	P-Chips, which are shares of private sector companies with a majority of their business operations in mainland China and controlling private Chinese shareholders, which are incorporated outside of mainland China and traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	Red Chips, which are shares of companies with a majority of their business operations in mainland China and controlled by the central, provincial or municipal governments of the PRC, whose shares are traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	S-Chips, which are shares of companies with business operations in mainland China and listed on the Singapore Exchange. S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda.

Although the Fund reserves the right to replicate (or hold all components of) the Underlying Index, the Fund expects to use representative sampling to track the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index.

As of May 31, 2019, the Underlying Index included 67 securities of companies with a market capitalization range of approximately $843 million to $39 billion and a weighted average market capitalization of approximately $9.42 billion and the largest markets represented in the Underlying Index were China (27.56%) and South Korea (21.32%). The Underlying Index is rebalanced semi-annually.

The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. The Underlying Index includes securities of issuers engaged in the healthcare sector, but its exposure to the industries within that sector are not fixed and subject to change.

KraneShares Emerging Markets
Healthcare Index ETF

The Fund may engage in securities lending.

Principal Risks

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the value of its shares, including:

Emerging Markets Risk. The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown, and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

Concentration Risk. The Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries. The securities of companies in an industry or group of industries could react similarly to market developments. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the principal risks described below.

Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by government regulations and government healthcare programs, government reimbursement for medical expenses, increases or decreases in the cost of medical products and services, limited product lines, increased emphasis on the delivery of healthcare through outpatient services and product liability claims. Many healthcare companies are heavily dependent on patent protection, which may be time consuming and costly, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in pricing pressure, including price discounting, and may be thinly capitalized and susceptible to product obsolescence. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, which may be time consuming and costly and with no guarantee that the product will come to market.

Frontier Markets Risk. Frontier market countries generally have smaller economies and less developed capital markets or legal, regulatory and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.

China Risk. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

KraneShares Emerging Markets
Healthcare Index ETF

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Further, the Chinese economy is heavily dependent upon trading with key partners. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.

A-Shares Risk. A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Investments in A-Shares are made available to domestic Chinese investors and certain foreign investors, including those who have been approved as a QFII or a RQFII and through the Stock Connect Programs, which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and the China-Japan Stock Connect. Investments by foreign investors in A-Shares are subject to various restrictions, regulations and limits. The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. The Fund may also gain exposure to A-Shares by investing in investments that provide exposure to A-Shares, such as other investment companies, or Krane may acquire a QFII or RQFII license to invest in A-Shares for the Fund. Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. This could cause volatility in the Fund’s share price and subject the Fund to a greater risk of trading halts.

Custody Risks. In accordance with Chinese regulations and the terms of a QFII or RQFII license, as applicable, and insofar as Krane acquires a QFII or RQFII license, A-Shares will be held in the joint names of the Fund and Krane. While Krane may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of Krane may assert that the securities are owned by Krane and that regulatory actions taken against Krane may affect the Fund. The risk is particularly acute in the case of cash deposited with a People’s Republic of China (“PRC”) sub-custodian (“PRC Custodian”) because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

Tax Risk. Per a circular (Caishui [2014] 79), the Fund is temporarily exempt from the Chinese tax on capital gains (“CGT”) on trading in A-Shares as a QFII or RQFII or the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect as of November 17, 2014, and the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect as of December 5, 2016. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. In addition, there is uncertainty as to the application and implementation of China’s value added tax to the Fund’s activities. The Fund reserves the right to establish a reserve for taxes which present uncertainty as to whether they will be assessed, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to these taxes, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax. Investors should note that such provision, if any, may be excessive or inadequate to meet actual tax liabilities (which could include interest and penalties) on the Fund’s investments. Any taxes imposed in connection with the Fund’s activities will be borne by the Fund. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

KraneShares Emerging Markets
Healthcare Index ETF

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by government actors and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Although the RMB is not presently freely convertible, rather it is subject to the approval of the State Administration of Foreign Exchange (“SAFE”) and other relevant authorities, repatriations by RQFIIs or through the Stock Connect Programs are currently permitted daily and Chinese authorities have indicated their plans to move to a fully freely convertible RMB. There is no assurance, however, that repatriation restrictions will not be (re-)imposed in the future.

Hong Kong Risk. The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

Stock Connect Program Risk. The Stock Connect Programs are subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A-Shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its positions. Only certain China A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Stock Connect Programs. Because the Stock Connect Programs are still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future.

Investments in China A-Shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. Because of the way in which China A-Shares are held in the Stock Connect Programs, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Chinese exchange becomes insolvent.

KraneShares Emerging Markets
Healthcare Index ETF

B-Shares Risk. The China B-Share market is generally smaller, less liquid and has a smaller issuer base than the China A-Share market. The issuers that compose the B-Share market include a broad range of companies, including companies with large, medium and small capitalizations. Further, the B-Shares market may behave very differently from other portions of the Chinese equity markets, and there may be little to no correlation between the performance of the two.

H-Shares Risk. H-Shares are foreign securities which, in addition to the risks described herein, are subject to the risk that the Hong Kong stock market may behave very differently from the mainland Chinese stock market. There may be little to no correlation between the performance of the Hong Kong stock market and the mainland Chinese stock market.

N-Shares Risk. N-Shares are securities of companies with business operations in mainland China and listed on an American stock exchange, such as the NYSE or NASDAQ. Because companies issuing N-Shares have business operations in China, they are subject to certain political and economic risks in China. The American stock market may behave very differently from the mainland Chinese stock market, and there may be little to no correlation between the performance of the two.

P-Chip Companies Risk. P-Chip companies are often run by the private sector and have a majority of their business operations in mainland China. P-Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and may also be traded by foreigners. Because they are traded on the Hong Kong Stock Exchange, P-Chips are also subject to risks similar to those associated with investments in H Shares. They are also subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes.

Red Chip Companies Risk. Red Chip companies are controlled, either directly or indirectly, by the central, provincial or municipal governments of the PRC. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange and may also be traded by foreigners. Because Red Chip companies are controlled by various PRC governmental authorities, investing in Red Chips involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance of Red Chip companies. Red Chip companies may be less efficiently run and less profitable than other companies.

S-Chip Companies Risk. The Fund may invest in shares of companies with business operations in mainland China and listed on the Singapore Exchange (“S-Chips”). S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda. They are subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes. S-Chip companies may or may not be owned at least in part by a Chinese central, provincial or municipal government and be subject to the types of risks that come with such ownership described herein. There may be little or no correlation between the performance of the Singapore stock market and the mainland Chinese stock market.

Equity Securities Risk. The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities may be more volatile than other asset classes and are generally subordinate in rank to debt and other securities of the same issuer.

KraneShares Emerging Markets
Healthcare Index ETF

Foreign Securities Risk. Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations and political or economic instability. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. These factors could result in a loss to the Fund.

Geographic Focus Risk. The Fund’s investments are expected to be focused in a particular country, countries, or region to the same extent as the Underlying Index and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

South Korea Risk. The Fund is susceptible to adverse market, political, regulatory and geographic events affecting South Korea. The South Korean economy is dependent on the economies of other Asian countries, especially China and Southeast Asia, and the United States as key trading partners. Furthermore, South Korea’s economy may be significantly affected by currency fluctuations and increasing competition from Asia’s other low-cost emerging economies. Also, tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate of South Korea.

Currency Risk. The Fund’s net asset value (“NAV”) is determined on the basis of the U.S. dollar, therefore, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value (“NAV”) and may face delisting from the Exchange.

Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

KraneShares Emerging Markets
Healthcare Index ETF

International Closed Market Trading Risk. Because substantially all of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and stale pricing, resulting in the Fund trading at a discount or premium to NAV greater than those incurred by other ETFs.

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

Small Fund Risk. The Fund is small and does not yet have a significant number of shares outstanding. Small funds are at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. Certain countries in which the Fund may invest may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash.

Small- and Mid-Capitalization Company Risk. Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. Since small and medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may be less liquid and more volatile. They may also be sensitive to (expected) changes in interest rates and earnings.

Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

KraneShares Emerging Markets
Healthcare Index ETF

Passive Investment Risk. There is no guarantee that the Underlying Index will create the desired exposure and the Fund is not actively managed. It does not seek to “beat” the Underlying Index or take temporary defensive positions when markets decline. Therefore, the Fund may purchase or hold securities with current or projected underperformance.

Management Risk. The Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index. Therefore, the Fund is subject to the risk that the Adviser’s security selection process may not produce the intended results.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities and unable to invest in certain components of the Underlying Index due to regulatory constraints, trading suspensions, and legal restrictions imposed by foreign governments. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected.

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, such as raising interest rates, could cause volatility in global financial markets and negative sentiment, which could result in losses. Market developments may also cause the Fund’s investments to become less liquid and cause the Fund to encounter difficulties in timely honoring redemptions.

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Tax Risk. In order to qualify for the favorable tax treatment available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. The Fund’s investments in issuers whose control persons are not certain creates a risk that tax authorities may retrospectively deem the Fund to have failed the asset diversification requirements. If the Fund were to fail the favorable tax treatment requirements, it would be taxed in the same manner as an ordinary corporation, which would adversely affect its performance.

Depositary Receipts Risk. The Fund may hold the securities of foreign companies in the form of depositary receipts, including American Depositary Receipts and Global Depositary Receipts. Investing in depositary receipts entails the risks associated with foreign investments, such as fluctuations in foreign currency exchange rates and political and economic risks distinct from those associated with investing in the securities of U.S. issuers. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts.

KraneShares Emerging Markets
Healthcare Index ETF

Derivatives Risk. The use of derivatives (including swaps, futures, forwards, structured notes and options) involve risks, such as possible default by a counterparty, potential losses if markets do not move as expected, and the potential for greater losses than if these techniques had not been used. Investments in derivatives may expose the Fund to leverage, which may cause the Fund to be more volatile than if it had not been leveraged. By investing in derivatives, the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited loss. Derivatives may also be subject to valuation risk, which is the risk that valuation sources for the derivative will not be readily available in the market which is especially possible in times of market distress, during which market participants may be reluctant to purchase complex instruments or provide price quotes for them. In addition, derivatives can be difficult or impossible to sell at the time of and at the price desired by the seller.

Investments in Investment Companies Risk. The Fund may invest in other investment companies, including those that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane is subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the U.S. law.

Securities Lending Risk. To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Performance Information

Once the Fund has completed a full calendar year of operations, a bar chart and table will be included in this Prospectus that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance. Once available, the Fund’s current performance information will be available at www.kraneshares.com. Past performance does not necessarily indicate how the Fund will perform in the future.

Management

Investment Adviser

Krane Funds Advisors, LLC serves as the investment adviser to the Fund.

Portfolio Managers

Mark Schlarbaum, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of the Fund since the Fund’s inception. Jonathan Shelon, Chief Operating Officer of the Adviser, also serves as a portfolio manager of the Fund. Mr. Shelon supports Mr. Schlarbaum and Krane’s investment team for the Fund and has been a portfolio manager of the Fund since 2018. Mr. Schlarbaum will continue to serve as the Fund’s lead portfolio manager.

KraneShares Emerging Markets
Healthcare Index ETF

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

KraneShares Emerging Markets
Healthcare Index ETF

KraneShares MSCI All China Consumer Discretionary Index ETF

Investment Objective

The KraneShares MSCI All China Consumer Discretionary Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the price and yield performance of a specific foreign equity securities index. The Fund’s current index is the MSCI China All Shares Consumer Discretionary 10/40 Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table and Example below do not include the brokerage commissions or bid-ask spread that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses**	0.01%
Total Annual Fund Operating Expenses	0.79%

*Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

**Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years
$81	$252

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced investment operations prior to its fiscal year ended March 31, 2019, it does not have portfolio turnover information for the prior fiscal year to report.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Underlying Index, depositary receipts, including American depositary receipts (“ADRs”), representing such components and securities underlying depositary receipts in the Underlying Index. The Underlying Index is a free float adjusted market capitalization weighted index (subject to the modifications described below) designed to track the equity market performance of Chinese companies engaged in the consumer discretionary sector. The securities eligible for inclusion in the Underlying Index include all types of publicly issued shares of Chinese issuers, such as A-Shares, B-Shares, H-Shares, P-Chips and Red Chips, which are described below. Issuers eligible for inclusion must be classified under the Global Industry Classification Standard as engaged in the consumer discretionary sector. The issuers included in the Underlying Index may include mid-cap and large-cap companies.

KraneShares MSCI All China Consumer
Discretionary Index ETF

To determine the investable universe of Chinese equity securities for the Underlying Index, the index provider, MSCI, Inc. (“Index Provider”), applies investability screens to individual securities within the consumer discretionary sector based on the MSCI Global Investable Market Indexes Methodology, along with MSCI’s investability and minimum size criteria for emerging markets. The Index Provider applies these investability screens so that the securities eligible for inclusion in the Underlying Index, at the time of each rebalance must, among other things: (1) come from issuers comprising the top 85% (based on market capitalization) of the investable equity universe and (2) meet certain minimum liquidity requirements as measured by their three-month and 12-month annual traded value ratios and three-month frequency of trading percentage over the prior year.

The Underlying Index is weighted according to each component’s free-float adjusted market capitalization, which is calculated based on the component’s price multiplied by its Foreign Inclusion Factor (“FIF”), but is modified so that, as of the rebalance date, no issuer constitutes more than 10% of the Underlying Index and so that the cumulative weight of all components with a weight of over 5% does not exceed 40% of the Underlying Index (“10/40 Cap”). The FIF of a security is defined as the proportion of shares outstanding that is available for investment in the public equity markets by foreign investors. For China A-Shares, an FIF of 100% is applied to their free-float adjusted market capitalization for calculating their final weight in the Underlying Index, which may be different from other foreign indices.

The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but that the Fund’s adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”), believes will help the Fund track the Underlying Index. These investments may include equity securities and depositary receipts of issuers whose securities are not components of the Underlying Index, derivative instruments (including swaps, futures, forwards, structured notes and options), other investment companies (including exchange traded funds or “ETFs”) and cash or cash equivalents (including money market funds). The other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will not purchase shares of an investment company if it would cause the Fund to (i) own more than 3% of such investment company’s voting shares; (ii) invest more than 5% of its total assets in such investment company; or (iii) invest more than 10% of its total assets in investment companies.

The following China-related securities may be included in the Underlying Index and/or represent investments of the Fund:

●	China A-Shares, which are shares of companies incorporated in mainland China that are traded on the Chinese exchanges and denominated in domestic renminbi. China A-Shares are primarily purchased and sold in the domestic Chinese market. To the extent the Fund invests in China A-Shares, it expects to do so through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”). A Renminbi Qualified Foreign Institutional Investor (“RQFII”) or Qualified Foreign Institutional Investor (“QFII”) license may also be acquired to invest directly in China A-Shares.

KraneShares MSCI All China Consumer
Discretionary Index ETF

●	China B Shares, which are shares of companies listed on the Shanghai or Shenzhen Stock Exchange but quoted and traded in foreign currencies (such as Hong Kong Dollars or U.S. Dollars), which were primarily created for trading by foreign investors.

●	China H Shares, which are shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange (“H-Shares”), where they are traded in Hong Kong dollars and may be traded by foreign investors.

●	China N Shares, which are shares of companies with business operations in mainland China and listed on an American stock exchange, such as NYSE or NASDAQ (“N-Shares”).

●	P-Chips, which are shares of private sector companies with a majority of their business operations in mainland China and controlling private Chinese shareholders, which are incorporated outside of mainland China and traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	Red Chips, which are shares of companies with a majority of their business operations in mainland China and controlled by the central, provincial or municipal governments of the PRC, whose shares are traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	S-Chips, which are shares of companies with business operations in mainland China and listed on the Singapore Exchange. S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda.

Although the Fund reserves the right to replicate (or hold all components of) the Underlying Index, the Fund expects to use representative sampling to track the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index.

As of May 31, 2019, the Underlying Index included 67 securities of companies with a market capitalization range of approximately $947 million to $37.4 billion and an average market capitalization of approximately $6.75 billion. The Underlying Index is rebalanced quarterly and whenever the 10/40 Cap is breached, which may occur due to market movements.

The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. The Underlying Index includes securities of issuers engaged in the consumer discretionary sector, but its exposure to the industries within that sector are not fixed and subject to change.

The Fund may engage in securities lending.

Principal Risks

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the value of its shares, including:

China Risk. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

KraneShares MSCI All China Consumer
Discretionary Index ETF

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Further, the Chinese economy is heavily dependent upon trading with key partners. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.

A-Shares Risk. A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Investments in A-Shares are made available to domestic Chinese investors and certain foreign investors, including those who have been approved as a QFII or a RQFII and through the Stock Connect Programs, which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and the China-Japan Stock Connect. Investments by foreign investors in A-Shares are subject to various restrictions, regulations and limits. The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. The Fund may also gain exposure to A-Shares by investing in investments that provide exposure to A-Shares, such as other investment companies, or Krane may acquire a QFII or RQFII license to invest in A-Shares for the Fund. Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. This could cause volatility in the Fund’s share price and subject the Fund to a greater risk of trading halts.

Custody Risks. In accordance with Chinese regulations and the terms of a QFII or RQFII license, as applicable, and insofar as Krane acquires a QFII or RQFII license, A-Shares will be held in the joint names of the Fund and Krane. While Krane may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of Krane may assert that the securities are owned by Krane and that regulatory actions taken against Krane may affect the Fund. The risk is particularly acute in the case of cash deposited with a People’s Republic of China (“PRC”) sub-custodian (“PRC Custodian”) because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

KraneShares MSCI All China Consumer
Discretionary Index ETF

Tax Risk. Per a circular (Caishui [2014] 79), the Fund is temporarily exempt from the Chinese tax on capital gains (“CGT”) on trading in A-Shares as a QFII or RQFII or the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect as of November 17, 2014, and the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect as of December 5, 2016. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. In addition, there is uncertainty as to the application and implementation of China’s value added tax to the Fund’s activities. The Fund reserves the right to establish a reserve for taxes which present uncertainty as to whether they will be assessed, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to these taxes, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax. Investors should note that such provision, if any, may be excessive or inadequate to meet actual tax liabilities (which could include interest and penalties) on the Fund’s investments. Any taxes imposed in connection with the Fund’s activities will be borne by the Fund. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by government actors and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Although the RMB is not presently freely convertible, rather it is subject to the approval of the State Administration of Foreign Exchange (“SAFE”) and other relevant authorities, repatriations by RQFIIs or through the Stock Connect Programs are currently permitted daily and Chinese authorities have indicated their plans to move to a fully freely convertible RMB. There is no assurance, however, that repatriation restrictions will not be (re-)imposed in the future.

Hong Kong Risk. The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

Stock Connect Program Risk. The Stock Connect Programs are subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A-Shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its positions. Only certain China A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Stock Connect Programs. Because the Stock Connect Programs are still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future.

KraneShares MSCI All China Consumer
Discretionary Index ETF

Investments in China A-Shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. Because of the way in which China A-Shares are held in the Stock Connect Programs, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Chinese exchange becomes insolvent.

B-Shares Risk. The China B-Share market is generally smaller, less liquid and has a smaller issuer base than the China A-Share market. The issuers that compose the B-Share market include a broad range of companies, including companies with large, medium and small capitalizations. Further, the B-Shares market may behave very differently from other portions of the Chinese equity markets, and there may be little to no correlation between the performance of the two.

H-Shares Risk. H-Shares are foreign securities which, in addition to the risks described herein, are subject to the risk that the Hong Kong stock market may behave very differently from the mainland Chinese stock market. There may be little to no correlation between the performance of the Hong Kong stock market and the mainland Chinese stock market.

N-Shares Risk. N-Shares are securities of companies with business operations in mainland China and listed on an American stock exchange, such as the NYSE or NASDAQ. Because companies issuing N-Shares have business operations in China, they are subject to certain political and economic risks in China. The American stock market may behave very differently from the mainland Chinese stock market, and there may be little to no correlation between the performance of the two.

P-Chip Companies Risk. P-Chip companies are often run by the private sector and have a majority of their business operations in mainland China. P-Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and may also be traded by foreigners. Because they are traded on the Hong Kong Stock Exchange, P-Chips are also subject to risks similar to those associated with investments in H Shares. They are also subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes.

Red Chip Companies Risk. Red Chip companies are controlled, either directly or indirectly, by the central, provincial or municipal governments of the PRC. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange and may also be traded by foreigners. Because Red Chip companies are controlled by various PRC governmental authorities, investing in Red Chips involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance of Red Chip companies. Red Chip companies may be less efficiently run and less profitable than other companies.

S-Chip Companies Risk. The Fund may invest in shares of companies with business operations in mainland China and listed on the Singapore Exchange (“S-Chips”). S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda. They are subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes. S-Chip companies may or may not be owned at least in part by a Chinese central, provincial or municipal government and be subject to the types of risks that come with such ownership described herein. There may be little or no correlation between the performance of the Singapore stock market and the mainland Chinese stock market.

KraneShares MSCI All China Consumer
Discretionary Index ETF

Concentration Risk. The Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries. The securities of companies in an industry or group of industries could react similarly to market developments. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the principal risks described below.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

Equity Securities Risk. The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities may be more volatile than other asset classes and are generally subordinate in rank to debt and other securities of the same issuer.

Emerging Markets Risk. The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown, and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

Foreign Securities Risk. Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations and political or economic instability. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. These factors could result in a loss to the Fund.

Geographic Focus Risk. The Fund’s investments are expected to be focused in a particular country, countries, or region to the same extent as the Underlying Index and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

Currency Risk. The Fund’s net asset value (or “NAV”) is determined on the basis of the U.S. dollar, therefore, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

KraneShares MSCI All China Consumer
Discretionary Index ETF

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face delisting from the Exchange.

Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

International Closed Market Trading Risk. Because substantially all of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and stale pricing, resulting in the Fund trading at a discount or premium to NAV greater than those incurred by other ETFs.

New Fund Risk. The Fund is new and does not yet have shares outstanding. If the Fund does not grow in size, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

KraneShares MSCI All China Consumer
Discretionary Index ETF

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. The Chinese markets may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash.

Mid-Capitalization Company Risk. Investing in the securities of medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. Since medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may be less liquid and more volatile. They may also be sensitive to (expected) changes in interest rates and earnings.

Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Passive Investment Risk. There is no guarantee that the Underlying Index will create the desired exposure and the Fund is not actively managed. It does not seek to “beat” the Underlying Index or take temporary defensive positions when markets decline. Therefore, the Fund may purchase or hold securities with current or projected underperformance.

Management Risk. The Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index. Therefore, the Fund is subject to the risk that the Adviser’s security selection process may not produce the intended results.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities and unable to invest in certain components of the Underlying Index due to regulatory constraints, trading suspensions, and legal restrictions imposed by foreign governments. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected.

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, such as raising interest rates, could cause volatility in global financial markets and negative sentiment, which could result in losses. Market developments may also cause the Fund’s investments to become less liquid and cause the Fund to encounter difficulties in timely honoring redemptions.

High Portfolio Turnover Risk. The Fund may incur high turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

KraneShares MSCI All China Consumer
Discretionary Index ETF

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Tax Risk. In order to qualify for the favorable tax treatment available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. The Fund’s investments in issuers whose control persons are not certain creates a risk that tax authorities may retrospectively deem the Fund to have failed the asset diversification requirements. If the Fund were to fail the favorable tax treatment requirements, it would be taxed in the same manner as an ordinary corporation, which would adversely affect its performance.

Depositary Receipts Risk. The Fund may hold the securities of foreign companies in the form of depositary receipts, including American Depositary Receipts and Global Depositary Receipts. Investing in depositary receipts entails the risks associated with foreign investments, such as fluctuations in foreign currency exchange rates and political and economic risks distinct from those associated with investing in the securities of U.S. issuers. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts.

Derivatives Risk. The use of derivatives (including swaps, futures, forwards, structured notes and options) involve risks, such as possible default by a counterparty, potential losses if markets do not move as expected, and the potential for greater losses than if these techniques had not been used. Investments in derivatives may expose the Fund to leverage, which may cause the Fund to be more volatile than if it had not been leveraged. By investing in derivatives, the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited loss. Derivatives may also be subject to valuation risk, which is the risk that valuation sources for the derivative will not be readily available in the market which is especially possible in times of market distress, during which market participants may be reluctant to purchase complex instruments or provide price quotes for them. In addition, derivatives can be difficult or impossible to sell at the time of and at the price desired by the seller.

Investments in Investment Companies Risk. The Fund may invest in other investment companies, including those that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane is subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the U.S. law.

Securities Lending Risk. To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially.

KraneShares MSCI All China Consumer
Discretionary Index ETF

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Performance Information

Once the Fund has completed a full calendar year of operations, a bar chart and table will be included in this Prospectus that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance. Once available, the Fund’s current performance information will be available at www.kraneshares.com. Past performance does not necessarily indicate how the Fund will perform in the future.

Management

Investment Adviser

Krane Funds Advisors, LLC serves as the investment adviser to the Fund.

Portfolio Managers

Mark Schlarbaum, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of the Fund since the Fund’s inception. Jonathan Shelon, Chief Operating Officer of the Adviser, also serves as a portfolio manager of the Fund. Mr. Shelon supports Mr. Schlarbaum and Krane’s investment team for the Fund and has been a portfolio manager of the Fund since inception.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

KraneShares MSCI All China Consumer
Discretionary Index ETF

KraneShares MSCI All China Consumer Staples Index ETF

 Investment Objective

The KraneShares MSCI All China Consumer Staples Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the price and yield performance of a specific foreign equity securities index. The Fund’s current index is the MSCI China All Shares Consumer Staples 10/40 Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table and Example below do not include the brokerage commissions or bid-ask spread that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses**	0.01%
Total Annual Fund Operating Expenses	0.79%

*Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

**Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years
$81	$252

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced investment operations prior to its fiscal year ended March 31, 2019, it does not have portfolio turnover information for the prior fiscal year to report.

KraneShares MSCI All China

Consumer Staples Index ETF

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Underlying Index, depositary receipts, including American depositary receipts (“ADRs”), representing such components and securities underlying depositary receipts in the Underlying Index. The Underlying Index is a free float adjusted market capitalization weighted index (subject to the modifications described below) designed to track the equity market performance of Chinese companies engaged in the consumer staples sector. The securities eligible for inclusion in the Underlying Index include all types of publicly issued shares of Chinese issuers, such as A-Shares, B-Shares, H-Shares, P-Chips and Red Chips, which are described below. Issuers eligible for inclusion must be classified under the Global Industry Classification Standard as engaged in the consumer staples sector. The issuers included in the Underlying Index may include mid-cap and large-cap companies.

To determine the investable universe of Chinese equity securities for the Underlying Index, the index provider, MSCI, Inc. (“Index Provider”), applies investibility screens to individual securities within the consumer staples sector based on the MSCI Global Investable Market Indexes Methodology, along with MSCI’s investability and minimum size criteria for emerging markets. The Index Provider applies these investibility screens so that the securities eligible for inclusion in the Underlying Index, at the time of rebalance must, among other things: (1) come from issuers comprising the top 85% (based on market capitalization) of the investable equity universe and (2) meet certain minimum liquidity requirements as measured by their three-month and 12-month annual traded value ratios and three-month frequency of trading percentage over the prior year.

The Underlying Index is weighted according to each component’s free-float adjusted market capitalization, which is calculated based on the component’s price multiplied by its Foreign Inclusion Factor (“FIF”), but is modified so that, as of the rebalance date, no issuer constitutes more than 10% of the Underlying Index and so that the cumulative weight of all components with a weight of over 5% does not exceed 40% of the Underlying Index (“10/40 Cap”). The FIF of a security is defined as the proportion of shares outstanding that is available for investment in the public equity markets by foreign investors. For China A-Shares, an FIF of 100% is applied to their free-float adjusted market capitalization for calculating their final weight in the Underlying Index, which may be different from other foreign indices.

The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but that the Fund’s adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”), believes will help the Fund track the Underlying Index. These investments may include equity securities and depositary receipts of issuers whose securities are not components of the Underlying Index, derivative instruments (including swaps, futures, forwards, structured notes and options), other investment companies (including exchange traded funds or “ETFs”) and cash or cash equivalents (including money market funds). The other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will not purchase shares of an investment company if it would cause the Fund to (i) own more than 3% of such investment company’s voting shares; (ii) invest more than 5% of its total assets in such investment company; or (iii) invest more than 10% of its total assets in investment companies.

The following China-related securities may be included in the Underlying Index and/or represent investments of the Fund:

●	China A-Shares, which are shares of companies incorporated in mainland China that are traded on the Chinese exchanges and denominated in domestic renminbi. China A-Shares are primarily purchased and sold in the domestic Chinese market. To the extent the Fund invests in China A-Shares, it expects to do so through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”). A Renminbi Qualified Foreign Institutional Investor (“RQFII”) or Qualified Foreign Institutional Investor (“QFII”) license may also be acquired to invest directly in China A-Shares.

KraneShares MSCI All China

Consumer Staples Index ETF

●	China B Shares, which are shares of companies listed on the Shanghai or Shenzhen Stock Exchange but quoted and traded in foreign currencies (such as Hong Kong Dollars or U.S. Dollars), which were primarily created for trading by foreign investors.

●	China H Shares, which are shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange (“H-Shares”), where they are traded in Hong Kong dollars and may be traded by foreign investors.

●	China N Shares, which are shares of companies with business operations in mainland China and listed on an American stock exchange, such as NYSE or NASDAQ (“N-Shares”).

●	P-Chips, which are shares of private sector companies with a majority of their business operations in mainland China and controlling private Chinese shareholders, which are incorporated outside of mainland China and traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	Red Chips, which are shares of companies with a majority of their business operations in mainland China and controlled by the central, provincial or municipal governments of the PRC, whose shares are traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	S-Chips, which are shares of companies with business operations in mainland China and listed on the Singapore Exchange. S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda.

Although the Fund reserves the right to replicate (or hold all components of) the Underlying Index, the Fund expects to use representative sampling to track the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index.

As of May 31, 2019, the Underlying Index included 46 securities of companies with a market capitalization range of approximately $840 million to $16.85 billion and an average market capitalization of approximately $4.01 billion. The Underlying Index is rebalanced quarterly and whenever the 10/40 Cap is breached, which may occur due to market movements.

The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. The Underlying Index includes securities of issuers engaged in the consumer staples sector, but its exposure to the industries within that sector are not fixed and subject to change.

The Fund may engage in securities lending.

KraneShares MSCI All China

Consumer Staples Index ETF

Principal Risks

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the value of its shares, including:

China Risk. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Further, the Chinese economy is heavily dependent upon trading with key partners. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.

A-Shares Risk. A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Investments in A-Shares are made available to domestic Chinese investors and certain foreign investors, including those who have been approved as a QFII or a RQFII and through the Stock Connect Programs, which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and the China-Japan Stock Connect. Investments by foreign investors in A-Shares are subject to various restrictions, regulations and limits. The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. The Fund may also gain exposure to A-Shares by investing in investments that provide exposure to A-Shares, such as other investment companies, or Krane may acquire a QFII or RQFII license to invest in A-Shares for the Fund. Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. This could cause volatility in the Fund’s share price and subject the Fund to a greater risk of trading halts.

Custody Risks. In accordance with Chinese regulations and the terms of a QFII or RQFII license, as applicable, and insofar as Krane acquires a QFII or RQFII license, A-Shares will be held in the joint names of the Fund and Krane. While Krane may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of Krane may assert that the securities are owned by Krane and that regulatory actions taken against Krane may affect the Fund. The risk is particularly acute in the case of cash deposited with a People’s Republic of China (“PRC”) sub-custodian (“PRC Custodian”) because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

KraneShares MSCI All China

Consumer Staples Index ETF

Tax Risk. Per a circular (Caishui [2014] 79), the Fund is temporarily exempt from the Chinese tax on capital gains (“CGT”) on trading in A-Shares as a QFII or RQFII or the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect as of November 17, 2014, and the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect as of December 5, 2016. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. In addition, there is uncertainty as to the application and implementation of China’s value added tax to the Fund’s activities. The Fund reserves the right to establish a reserve for taxes which present uncertainty as to whether they will be assessed, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to these taxes, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax. Investors should note that such provision, if any, may be excessive or inadequate to meet actual tax liabilities (which could include interest and penalties) on the Fund’s investments. Any taxes imposed in connection with the Fund’s activities will be borne by the Fund. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by government actors and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Although the RMB is not presently freely convertible, rather it is subject to the approval of the State Administration of Foreign Exchange (“SAFE”) and other relevant authorities, repatriations by RQFIIs or through the Stock Connect Programs are currently permitted daily and Chinese authorities have indicated their plans to move to a fully freely convertible RMB. There is no assurance, however, that repatriation restrictions will not be (re-)imposed in the future.

Hong Kong Risk. The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

Stock Connect Program Risk. The Stock Connect Programs are subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A-Shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its positions. Only certain China A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Stock Connect Programs. Because the Stock Connect Programs are still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future.

KraneShares MSCI All China

Consumer Staples Index ETF

Investments in China A-Shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. Because of the way in which China A-Shares are held in the Stock Connect Programs, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Chinese exchange becomes insolvent.

B-Shares Risk. The China B-Share market is generally smaller, less liquid and has a smaller issuer base than the China A-Share market. The issuers that compose the B-Share market include a broad range of companies, including companies with large, medium and small capitalizations. Further, the B-Shares market may behave very differently from other portions of the Chinese equity markets, and there may be little to no correlation between the performance of the two.

H-Shares Risk. H-Shares are foreign securities which, in addition to the risks described herein, are subject to the risk that the Hong Kong stock market may behave very differently from the mainland Chinese stock market. There may be little to no correlation between the performance of the Hong Kong stock market and the mainland Chinese stock market.

N-Shares Risk. N-Shares are securities of companies with business operations in mainland China and listed on an American stock exchange, such as the NYSE or NASDAQ. Because companies issuing N-Shares have business operations in China, they are subject to certain political and economic risks in China. The American stock market may behave very differently from the mainland Chinese stock market, and there may be little to no correlation between the performance of the two.

P-Chip Companies Risk. P-Chip companies are often run by the private sector and have a majority of their business operations in mainland China. P-Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and may also be traded by foreigners. Because they are traded on the Hong Kong Stock Exchange, P-Chips are also subject to risks similar to those associated with investments in H Shares. They are also subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes.

Red Chip Companies Risk. Red Chip companies are controlled, either directly or indirectly, by the central, provincial or municipal governments of the PRC. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange and may also be traded by foreigners. Because Red Chip companies are controlled by various PRC governmental authorities, investing in Red Chips involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance of Red Chip companies. Red Chip companies may be less efficiently run and less profitable than other companies.

S-Chip Companies Risk. The Fund may invest in shares of companies with business operations in mainland China and listed on the Singapore Exchange (“S-Chips”). S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda. They are subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes. S-Chip companies may or may not be owned at least in part by a Chinese central, provincial or municipal government and be subject to the types of risks that come with such ownership described herein. There may be little or no correlation between the performance of the Singapore stock market and the mainland Chinese stock market.

KraneShares MSCI All China

Consumer Staples Index ETF

Concentration Risk. The Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries. The securities of companies in an industry or group of industries could react similarly to market developments. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the principal risks described below.

Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, and product cycles. They are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, for food and beverage companies, government regulations may affect the permissibility of using various food additives and production methods, which could affect company profitability. In particular, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Food and beverage companies risk further loss of market share and revenue due to contamination and resulting product recalls. Also, the success of food, beverage, household and personal products may be strongly affected by fads, marketing campaigns, changes in commodity prices and other factors affecting supply and demand.

Equity Securities Risk. The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities may be more volatile than other asset classes and are generally subordinate in rank to debt and other securities of the same issuer.

Emerging Markets Risk. The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown, and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

Foreign Securities Risk. Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations and political or economic instability. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. These factors could result in a loss to the Fund.

Geographic Focus Risk. The Fund’s investments are expected to be focused in a particular country, countries, or region to the same extent as the Underlying Index and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

KraneShares MSCI All China

Consumer Staples Index ETF

Currency Risk. The Fund’s net asset value (“NAV”) is determined on the basis of the U.S. dollar, therefore, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face delisting from the Exchange.

Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

International Closed Market Trading Risk. Because substantially all of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and stale pricing, resulting in the Fund trading at a discount or premium to NAV greater than those incurred by other ETFs.

New Fund Risk. The Fund is new and does not yet have shares outstanding. If the Fund does not grow in size, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

KraneShares MSCI All China

Consumer Staples Index ETF

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. The Chinese markets may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash.

Mid-Capitalization Company Risk. Investing in the securities of medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. Since medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may be less liquid and more volatile. They may also be sensitive to (expected) changes in interest rates and earnings.

Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Passive Investment Risk. There is no guarantee that the Underlying Index will create the desired exposure and the Fund is not actively managed. It does not seek to “beat” the Underlying Index or take temporary defensive positions when markets decline. Therefore, the Fund may purchase or hold securities with current or projected underperformance.

Management Risk. The Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index. Therefore, the Fund is subject to the risk that the Adviser’s security selection process may not produce the intended results.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities and unable to invest in certain components of the Underlying Index due to regulatory constraints, trading suspensions, and legal restrictions imposed by foreign governments. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected.

KraneShares MSCI All China

Consumer Staples Index ETF

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, such as raising interest rates, could cause volatility in global financial markets and negative sentiment, which could result in losses. Market developments may also cause the Fund’s investments to become less liquid and cause the Fund to encounter difficulties in timely honoring redemptions.

High Portfolio Turnover Risk. The Fund may incur high turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Tax Risk. In order to qualify for the favorable tax treatment available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. The Fund’s investments in issuers whose control persons are not certain creates a risk that tax authorities may retrospectively deem the Fund to have failed the asset diversification requirements. If the Fund were to fail the favorable tax treatment requirements, it would be taxed in the same manner as an ordinary corporation, which would adversely affect its performance.

Depositary Receipts Risk. The Fund may hold the securities of foreign companies in the form of depositary receipts, including American Depositary Receipts and Global Depositary Receipts. Investing in depositary receipts entails the risks associated with foreign investments, such as fluctuations in foreign currency exchange rates and political and economic risks distinct from those associated with investing in the securities of U.S. issuers. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts.

Derivatives Risk. The use of derivatives (including swaps, futures, forwards, structured notes and options) involve risks, such as possible default by a counterparty, potential losses if markets do not move as expected, and the potential for greater losses than if these techniques had not been used. Investments in derivatives may expose the Fund to leverage, which may cause the Fund to be more volatile than if it had not been leveraged. By investing in derivatives, the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited loss. Derivatives may also be subject to valuation risk, which is the risk that valuation sources for the derivative will not be readily available in the market which is especially possible in times of market distress, during which market participants may be reluctant to purchase complex instruments or provide price quotes for them. In addition, derivatives can be difficult or impossible to sell at the time of and at the price desired by the seller.

KraneShares MSCI All China

Consumer Staples Index ETF

Investments in Investment Companies Risk. The Fund may invest in other investment companies, including those that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane is subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the U.S. law.

Securities Lending Risk. To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Performance Information

Once the Fund has completed a full calendar year of operations, a bar chart and table will be included in this Prospectus that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance. Once available, the Fund’s current performance information will be available at www.kraneshares.com. Past performance does not necessarily indicate how the Fund will perform in the future.

Management

Investment Adviser

Krane Funds Advisors, LLC serves as the investment adviser to the Fund.

Portfolio Managers

Mark Schlarbaum, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of the Fund since the Fund’s inception. Jonathan Shelon, Chief Operating Officer of the Adviser, also serves as a portfolio manager of the Fund. Mr. Shelon supports Mr. Schlarbaum and Krane’s investment team for the Fund and has been a portfolio manager of the Fund since inception.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

KraneShares MSCI All China

Consumer Staples Index ETF

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

KraneShares MSCI All China

Consumer Staples Index ETF

KraneShares MSCI All China Health Care Index ETF

Investment Objective

The KraneShares MSCI All China Health Care Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the price and yield performance of a specific foreign equity securities index. The Fund’s current index is the MSCI China All Shares Health Care 10/40 Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table and Example below do not include the brokerage commissions or bid-ask spread that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses**	0.01%
Total Annual Fund Operating Expenses	0.79%
Fee Waiver***	-0.14%
Total Annual Fund Operating Expenses After Fee Waiver	0.65%

*Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

**Although the Fund’s investment adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”) receives 10% of the net revenue generated by the Fund’s securities lending activities and such amount is included in “Other Expenses,” the Fund receives 90% of such net revenues.  Please see the “Management” section of the Prospectus for more information.

***Effective May 30, 2019, Krane has contractually agreed to waive its management fee in the amount of 0.14% per year of the Fund’s average daily net assets (“Fee Waiver”). The Fee Waiver will continue until August 1, 2020, and may only be terminated prior thereto by the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Fee Waiver for the period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$238	$425	$965

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

KraneShares MSCI All China

Health Care Index ETF

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Underlying Index, depositary receipts, including American depositary receipts (“ADRs”), representing such components and securities underlying depositary receipts in the Underlying Index. The Underlying Index is a free float adjusted market capitalization weighted index (subject to the modifications described below) designed to track the equity market performance of Chinese companies engaged in the healthcare sector. The securities eligible for inclusion in the Underlying Index include all types of publicly issued shares of Chinese issuers, such as A-Shares, B-Shares, H-Shares, P-Chips and Red Chips, which are described below. Issuers eligible for inclusion must be classified under the Global Industry Classification Standard as engaged in the healthcare sector. The issuers included in the Underlying Index may include mid-cap and large-cap companies.

To determine the investable universe of Chinese equity securities for the Underlying Index, the index provider, MSCI, Inc. (“Index Provider”), applies investibility screens to individual securities within the healthcare sector based on the MSCI Global Investable Market Indexes Methodology, along with MSCI’s investability and minimum size criteria for emerging markets. The Index Provider applies these investibility screens so that the securities eligible for inclusion in the Underlying Index, at the time of each rebalance, must, among other things: (1) come from issuers comprising the top 85% (based on market capitalization) of the investable equity universe and (2) meet certain minimum liquidity requirements as measured by their three-month and 12-month annual traded value ratios and three-month frequency of trading percentage over the prior year.

The Underlying Index is weighted according to each component’s free-float adjusted market capitalization, which is calculated based on the component’s price multiplied by its Foreign Inclusion Factor (“FIF”), but is modified so that, as of the rebalance date, no issuer constitutes more than 10% of the Underlying Index and so that the cumulative weight of all components with a weight of over 5% does not exceed 40% of the Underlying Index (“10/40 Cap”). The FIF of a security is defined as the proportion of shares outstanding that is available for investment in the public equity markets by foreign investors. For China A-Shares, an FIF of 100% is applied to their free-float adjusted market capitalization for calculating their final weight in the Underlying Index, which may be different from other foreign indices.

The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but that Krane believes will help the Fund track the Underlying Index. These investments may include equity securities and depositary receipts of issuers whose securities are not components of the Underlying Index, derivative instruments (including swaps, futures, forwards, structured notes and options), other investment companies (including exchange traded funds or “ETFs”) and cash or cash equivalents (including money market funds). The other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will not purchase shares of an investment company if it would cause the Fund to (i) own more than 3% of such investment company’s voting shares; (ii) invest more than 5% of its total assets in such investment company; or (iii) invest more than 10% of its total assets in investment companies.

KraneShares MSCI All China

Health Care Index ETF

The following China-related securities may be included in the Underlying Index and/or represent investments of the Fund:

●	China A-Shares, which are shares of companies incorporated in mainland China that are traded on the Chinese exchanges and denominated in domestic renminbi. China A-Shares are primarily purchased and sold in the domestic Chinese market. To the extent the Fund invests in China A-Shares, it expects to do so through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”). A Renminbi Qualified Foreign Institutional Investor (“RQFII”) or Qualified Foreign Institutional Investor (“QFII”) license may also be acquired to invest directly in China A-Shares.

●	China B Shares, which are shares of companies listed on the Shanghai or Shenzhen Stock Exchange but quoted and traded in foreign currencies (such as Hong Kong Dollars or U.S. Dollars), which were primarily created for trading by foreign investors.

●	China H Shares, which are shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange (“H-Shares”), where they are traded in Hong Kong dollars and may be traded by foreign investors.

●	China N Shares, which are shares of companies with business operations in mainland China and listed on an American stock exchange, such as NYSE or NASDAQ (“N-Shares”).

●	P-Chips, which are shares of private sector companies with a majority of their business operations in mainland China and controlling private Chinese shareholders, which are incorporated outside of mainland China and traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	Red Chips, which are shares of companies with a majority of their business operations in mainland China and controlled by the central, provincial or municipal governments of the PRC, whose shares are traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	S-Chips, which are shares of companies with business operations in mainland China and listed on the Singapore Exchange. S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda.

Although the Fund reserves the right to replicate (or hold all components of) the Underlying Index, the Fund expects to use representative sampling to track the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index.

As of May 31, 2019, the Underlying Index included 70 securities of companies with a market capitalization range of approximately $583 million to $11.95 billion and an average market capitalization of approximately $1.82 billion. The Underlying Index is rebalanced quarterly and whenever the 10/40 Cap is breached, which may occur due to market movements.

The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. The Underlying Index includes securities of issuers engaged in the healthcare sector, but its exposure to the industries within that sector are not fixed and subject to change.

The Fund may engage in securities lending.

KraneShares MSCI All China

Health Care Index ETF

Principal Risks

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the value of its shares, including:

China Risk. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Further, the Chinese economy is heavily dependent upon trading with key partners. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.

A-Shares Risk. A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Investments in A-Shares are made available to domestic Chinese investors and certain foreign investors, including those who have been approved as a QFII or a RQFII and through the Stock Connect Programs, which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and China-Japan Stock Connect. Investments by foreign investors in A-Shares are subject to various restrictions, regulations and limits. The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. The Fund may also gain exposure to A-Shares by investing in investments that provide exposure to A-Shares, such as other investment companies, or Krane may acquire a QFII or RQFII license to invest in A-Shares for the Fund. Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. This could cause volatility in the Fund’s share price and subject the Fund to a greater risk of trading halts.

KraneShares MSCI All China

Health Care Index ETF

Custody Risks. In accordance with Chinese regulations and the terms of a QFII or RQFII license, as applicable, and insofar as Krane acquires a QFII or RQFII license, A-Shares will be held in the joint names of the Fund and Krane. While Krane may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of Krane may assert that the securities are owned by Krane and that regulatory actions taken against Krane may affect the Fund. The risk is particularly acute in the case of cash deposited with a People’s Republic of China (“PRC”) sub-custodian (“PRC Custodian”) because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

Tax Risk. Per a circular (Caishui [2014] 79), the Fund is temporarily exempt from the Chinese tax on capital gains (“CGT”) on trading in A-Shares as a QFII or RQFII or the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect as of November 17, 2014, and the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect as of December 5, 2016. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. In addition, there is uncertainty as to the application and implementation of China’s value added tax to the Fund’s activities. The Fund reserves the right to establish a reserve for taxes which present uncertainty as to whether they will be assessed, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to these taxes, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax. Investors should note that such provision, if any, may be excessive or inadequate to meet actual tax liabilities (which could include interest and penalties) on the Fund’s investments. Any taxes imposed in connection with the Fund’s activities will be borne by the Fund. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by government actors and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Although the RMB is not presently freely convertible, rather it is subject to the approval of the State Administration of Foreign Exchange (“SAFE”) and other relevant authorities, repatriations by RQFIIs or through the Stock Connect Programs are currently permitted daily and Chinese authorities have indicated their plans to move to a fully freely convertible RMB. There is no assurance, however, that repatriation restrictions will not be (re-)imposed in the future.

Hong Kong Risk. The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

Stock Connect Program Risk. The Stock Connect Programs are subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A-Shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its positions. Only certain China A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Stock Connect Programs. Because the Stock Connect Programs are still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future.

KraneShares MSCI All China

Health Care Index ETF

Investments in China A-Shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. Because of the way in which China A-Shares are held in the Stock Connect Programs, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Chinese exchange becomes insolvent.

B-Shares Risk. The China B-Share market is generally smaller, less liquid and has a smaller issuer base than the China A-Share market. The issuers that compose the B-Share market include a broad range of companies, including companies with large, medium and small capitalizations. Further, the B-Shares market may behave very differently from other portions of the Chinese equity markets, and there may be little to no correlation between the performance of the two.

H-Shares Risk. H-Shares are foreign securities which, in addition to the risks described herein, are subject to the risk that the Hong Kong stock market may behave very differently from the mainland Chinese stock market. There may be little to no correlation between the performance of the Hong Kong stock market and the mainland Chinese stock market.

N-Shares Risk. N-Shares are securities of companies with business operations in mainland China and listed on an American stock exchange, such as the NYSE or NASDAQ. Because companies issuing N-Shares have business operations in China, they are subject to certain political and economic risks in China. The American stock market may behave very differently from the mainland Chinese stock market, and there may be little to no correlation between the performance of the two.

P-Chip Companies Risk. P-Chip companies are often run by the private sector and have a majority of their business operations in mainland China. P-Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and may also be traded by foreigners. Because they are traded on the Hong Kong Stock Exchange, P-Chips are also subject to risks similar to those associated with investments in H Shares. They are also subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes.

Red Chip Companies Risk. Red Chip companies are controlled, either directly or indirectly, by the central, provincial or municipal governments of the PRC. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange and may also be traded by foreigners. Because Red Chip companies are controlled by various PRC governmental authorities, investing in Red Chips involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance of Red Chip companies. Red Chip companies may be less efficiently run and less profitable than other companies.

KraneShares MSCI All China

Health Care Index ETF

S-Chip Companies Risk. The Fund may invest in shares of companies with business operations in mainland China and listed on the Singapore Exchange (“S-Chips”). S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda. They are subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes. S-Chip companies may or may not be owned at least in part by a Chinese central, provincial or municipal government and be subject to the types of risks that come with such ownership described herein. There may be little or no correlation between the performance of the Singapore stock market and the mainland Chinese stock market.

Concentration Risk. The Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries. The securities of companies in an industry or group of industries could react similarly to market developments. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the principal risks described below.

Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by government regulations and government healthcare programs, government reimbursement for medical expenses, increases or decreases in the cost of medical products and services, limited product lines, increased emphasis on the delivery of healthcare through outpatient services and product liability claims. Many healthcare companies are heavily dependent on patent protection, which may be time consuming and costly, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in pricing pressure, including price discounting, and may be thinly capitalized and susceptible to product obsolescence. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, which may be time consuming and costly and with no guarantee that the product will come to market.

Equity Securities Risk. The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities may be more volatile than other asset classes and are generally subordinate in rank to debt and other securities of the same issuer.

Emerging Markets Risk. The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown, and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

Foreign Securities Risk. Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations and political or economic instability. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. These factors could result in a loss to the Fund.

Geographic Focus Risk. The Fund’s investments are expected to be focused in a particular country, countries, or region to the same extent as the Underlying Index and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

KraneShares MSCI All China

Health Care Index ETF

Currency Risk. The Fund’s net asset value (“NAV”) is determined on the basis of the U.S. dollar, therefore, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face delisting from the Exchange.

Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

International Closed Market Trading Risk. Because substantially all of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and stale pricing, resulting in the Fund trading at a discount or premium to NAV greater than those incurred by other ETFs.

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

KraneShares MSCI All China

Health Care Index ETF

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

Small Fund Risk. The Fund is small and does not yet have a significant number of shares outstanding. Small funds are at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. The Chinese markets may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash.

Mid-Capitalization Company Risk. Investing in the securities of medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. Since medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may be less liquid and more volatile. They may also be sensitive to (expected) changes in interest rates and earnings.

Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Passive Investment Risk. There is no guarantee that the Underlying Index will create the desired exposure and the Fund is not actively managed. It does not seek to “beat” the Underlying Index or take temporary defensive positions when markets decline. Therefore, the Fund may purchase or hold securities with current or projected underperformance.

Management Risk. The Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index. Therefore, the Fund is subject to the risk that the Adviser’s security selection process may not produce the intended results.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities and unable to invest in certain components of the Underlying Index due to regulatory constraints, trading suspensions, and legal restrictions imposed by foreign governments. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected.

KraneShares MSCI All China

Health Care Index ETF

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, such as raising interest rates, could cause volatility in global financial markets and negative sentiment, which could result in losses. Market developments may also cause the Fund’s investments to become less liquid and cause the Fund to encounter difficulties in timely honoring redemptions.

High Portfolio Turnover Risk. The Fund may incur high turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Tax Risk. In order to qualify for the favorable tax treatment available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. The Fund’s investments in issuers whose control persons are not certain creates a risk that tax authorities may retrospectively deem the Fund to have failed the asset diversification requirements. If the Fund were to fail the favorable tax treatment requirements, it would be taxed in the same manner as an ordinary corporation, which would adversely affect its performance.

Depositary Receipts Risk. The Fund may hold the securities of foreign companies in the form of depositary receipts, including American Depositary Receipts and Global Depositary Receipts. Investing in depositary receipts entails the risks associated with foreign investments, such as fluctuations in foreign currency exchange rates and political and economic risks distinct from those associated with investing in the securities of U.S. issuers. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts.

Derivatives Risk. The use of derivatives (including swaps, futures, forwards, structured notes and options) involve risks, such as possible default by a counterparty, potential losses if markets do not move as expected, and the potential for greater losses than if these techniques had not been used. Investments in derivatives may expose the Fund to leverage, which may cause the Fund to be more volatile than if it had not been leveraged. By investing in derivatives, the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited loss. Derivatives may also be subject to valuation risk, which is the risk that valuation sources for the derivative will not be readily available in the market which is especially possible in times of market distress, during which market participants may be reluctant to purchase complex instruments or provide price quotes for them. In addition, derivatives can be difficult or impossible to sell at the time of and at the price desired by the seller.

KraneShares MSCI All China

Health Care Index ETF

Investments in Investment Companies Risk. The Fund may invest in other investment companies, including those that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane is subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the U.S. law.

Securities Lending Risk. To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Performance Information

Once the Fund has completed a full calendar year of operations, a bar chart and table will be included in this Prospectus that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance. Once available, the Fund’s current performance information will be available at www.kraneshares.com. Past performance does not necessarily indicate how the Fund will perform in the future.

Management

Investment Adviser

Krane Funds Advisors, LLC serves as the investment adviser to the Fund.

Portfolio Managers

Mark Schlarbaum, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of the Fund since the Fund’s inception. Jonathan Shelon, Chief Operating Officer of the Adviser, also serves as a portfolio manager of the Fund. Mr. Shelon supports Mr. Schlarbaum and Krane’s investment team for the Fund and has been a portfolio manager of the Fund since 2018. Mr. Schlarbaum will continue to serve as the Fund’s lead portfolio manager. Mr. Schlarbaum will continue to serve as the Fund’s lead portfolio manager.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

KraneShares MSCI All China

Health Care Index ETF

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

KraneShares MSCI All China

Health Care Index ETF

KraneShares MSCI All China Index ETF (formerly, KraneShares FTSE Emerging Markets Plus ETF)

Investment Objective

The KraneShares MSCI All China Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of a specific foreign equity securities index. The Fund’s current index is the MSCI China All Shares Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table and Example below do not include the brokerage commissions or bid-ask spread that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Distribution and/or Service (12b-1) Fees*	0.00%
Acquired Fund Fees and Expenses**	0.17%
Other Expenses**	0.01%
Total Annual Fund Operating Expenses	0.86%
Fee Waivers***	-0.37%
Total Annual Fund Operating Expenses After Fee Waivers	0.49%

*Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

** The expense information in the table has been restated based on estimated amounts for the current fiscal year.

***Effective April 12, 2019, the Fund’s adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”), has contractually agreed to waive its advisory fee by 0.20% of the Fund’s average daily net assets and its management fee in the amount of any Acquired Fund Fees and Expenses incurred by the Fund that are attributable to the Fund’s investment in the KraneShares Bosera MSCI China A Share ETF (“Fee Waivers”). These Fee Waivers will continue until August 1, 2020, and may only be terminated prior thereto by the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Fee Waivers for the period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years	5 Years	10 Years
$50	$237	$440	$1,027

KraneShares MSCI All China Index ETF (formerly,

KraneShares FTSE Emerging Markets Plus ETF)

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Underlying Index, in depositary receipts, including American depositary receipts (“ADRs”), representing such components, and investment companies (such as the KraneShares Bosera MSCI China A Share ETF (the “Underlying Fund”)) that seek to track the performance of a subset of the Underlying Index or of an index highly correlated to a portion of the Underlying Index. The Underlying Index is a free float adjusted market capitalization weighted index (subject to the modifications described below) designed to track the performance of Chinese exchange-listed equity securities. The securities eligible for inclusion in the Underlying Index include all types of publicly issued shares of Chinese issuers, such as A-Shares, B-Shares, H-Shares, P-Chips and Red Chips, which are described below. The issuers included in the Underlying Index may include mid-cap and large-cap companies.

Currently, the Fund plans to achieve its investment objective, in part, by investing a portion of its assets in the Underlying Fund. The Underlying Fund seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of an index that is highly correlated to a portion of the Underlying Index.

To determine the investable universe of Chinese equity securities for the Underlying Index, the index provider, MSCI, Inc. (“Index Provider”), applies investibility screens to individual securities based on the MSCI Global Investable Market Indexes Methodology, along with MSCI’s investability and minimum size criteria for emerging markets. The Underlying Index is weighted according to each component’s free-float adjusted market capitalization, which is calculated based on the component’s price multiplied by its Foreign Inclusion Factor (“FIF”). The FIF of a security is defined as the proportion of shares outstanding that is available for investment in the public equity markets by foreign investors. For China A-Shares, an FIF of 100% is applied to their free-float adjusted market capitalization for calculating their final weight in the Underlying Index, which may be different from other foreign indices.

The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but that Krane believes will help the Fund track the Underlying Index. These investments may include equity securities and depositary receipts of issuers whose securities are not components of the Underlying Index, derivative instruments (including swaps, futures, forwards, structured notes and options), other investment companies (including exchange traded funds or “ETFs”) and cash or cash equivalents (including money market funds). The other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will not purchase shares of a foreign investment company if it would cause the Fund to (i) own more than 3% of such investment company’s voting shares; (ii) invest more than 5% of its total assets in such investment company; or (iii) invest more than 10% of its total assets in foreign investment companies.

KraneShares MSCI All China Index ETF (formerly,

KraneShares FTSE Emerging Markets Plus ETF)

The following China-related securities may be included in the Underlying Index and/or represent investments of the Fund:

●	China A-Shares, which are shares of companies incorporated in mainland China that are traded on the Chinese exchanges and denominated in domestic renminbi. China A-Shares are primarily purchased and sold in the domestic Chinese market. To the extent the Fund invests in China A-Shares, it expects to do so through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”). A Renminbi Qualified Foreign Institutional Investor (“RQFII”) or Qualified Foreign Institutional Investor (“QFII”) license may also be acquired to invest directly in China A-Shares.

●	China B Shares, which are shares of companies listed on the Shanghai or Shenzhen Stock Exchange but quoted and traded in foreign currencies (such as Hong Kong Dollars or U.S. Dollars), which were primarily created for trading by foreign investors.

●	China H Shares, which are shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange (“H-Shares”), where they are traded in Hong Kong dollars and may be traded by foreign investors.

●	China N Shares, which are shares of companies with business operations in mainland China and listed on an American stock exchange, such as NYSE or NASDAQ (“N-Shares”).

●	P-Chips, which are shares of private sector companies with a majority of their business operations in mainland China and controlling private Chinese shareholders, which are incorporated outside of mainland China and traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	Red Chips, which are shares of companies with a majority of their business operations in mainland China and controlled by the central, provincial or municipal governments of the PRC, whose shares are traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	S-Chips, which are shares of companies with business operations in mainland China and listed on the Singapore Exchange. S-Chip shares may be issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda.

Although the Fund reserves the right to replicate (or hold all components of) the Underlying Index, the Fund expects to use representative sampling to track the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index.

As of May 31, 2019, the Underlying Index included 693 securities of companies with a market capitalization range of approximately $494 million to $237.5 billion and an average market capitalization of approximately $3.74 billion.

To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of May 31, 2019, issuers in the Financials sector (24.71%) and Consumer Discretionary sector (16.78%) represented significant portions of the Underlying Index. The Underlying Index is rebalanced quarterly.

The Fund may engage in securities lending.

KraneShares MSCI All China Index ETF (formerly,

KraneShares FTSE Emerging Markets Plus ETF)

Principal Risks

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund (and the underlying funds in which the Fund may invest, as appropriate, which will also affect the Fund) is subject to a number of additional principal risks that may affect the value of its shares, including:

China Risk. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Further, the Chinese economy is heavily dependent upon trading with key partners. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.

A-Shares Risk. A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Investments in A-Shares are made available to domestic Chinese investors and certain foreign investors, including those who have been approved as a QFII or a RQFII and through the Stock Connect Programs, which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and China-Japan Stock Connect. Investments by foreign investors in A-Shares are subject to various restrictions, regulations and limits. The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs or through the Underlying Fund. The Fund may also gain exposure to A-Shares by investing in investments that provide exposure to A-Shares, such as other investment companies, or Krane may acquire a QFII or RQFII license to invest in A-Shares for the Fund. Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. This could cause volatility in the Fund’s share price and subject the Fund to a greater risk of trading halts.

KraneShares MSCI All China Index ETF (formerly,

KraneShares FTSE Emerging Markets Plus ETF)

Custody Risks. In accordance with Chinese regulations and the terms of a QFII or RQFII license, as applicable, and insofar as Krane acquires a QFII or RQFII license, A-Shares will be held in the joint names of the Fund and Krane. While Krane may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of Krane may assert that the securities are owned by Krane and that regulatory actions taken against Krane may affect the Fund. The risk is particularly acute in the case of cash deposited with a People’s Republic of China (“PRC”) sub-custodian (“PRC Custodian”) because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

Tax Risk. Per a circular (Caishui [2014] 79), the Fund is temporarily exempt from the Chinese tax on capital gains (“CGT”) on trading in A-Shares as a QFII or RQFII or the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect as of November 17, 2014, and the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect as of December 5, 2016. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. In addition, there is uncertainty as to the application and implementation of China’s value added tax to the Fund’s activities. The Fund reserves the right to establish a reserve for taxes which present uncertainty as to whether they will be assessed, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to these taxes, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax. Investors should note that such provision, if any, may be excessive or inadequate to meet actual tax liabilities (which could include interest and penalties) on the Fund’s investments. Any taxes imposed in connection with the Fund’s activities will be borne by the Fund. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by government actors and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Although the RMB is not presently freely convertible, rather it is subject to the approval of the State Administration of Foreign Exchange (“SAFE”) and other relevant authorities, repatriations by RQFIIs or through the Stock Connect Programs are currently permitted daily and Chinese authorities have indicated their plans to move to a fully freely convertible RMB. There is no assurance, however, that repatriation restrictions will not be (re-)imposed in the future.

Hong Kong Risk. The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

Stock Connect Program Risk. The Stock Connect Programs are subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A-Shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its positions. Only certain China A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Stock Connect Programs. Because the Stock Connect Programs are still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future.

KraneShares MSCI All China Index ETF (formerly,

KraneShares FTSE Emerging Markets Plus ETF)

Investments in China A-Shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. Because of the way in which China A-Shares are held in the Stock Connect Programs, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Chinese exchange becomes insolvent.

B-Shares Risk. The China B-Share market is generally smaller, less liquid and has a smaller issuer base than the China A-Share market. The issuers that compose the B-Share market include a broad range of companies, including companies with large, medium and small capitalizations. Further, the B-Shares market may behave very differently from other portions of the Chinese equity markets, and there may be little to no correlation between the performance of the two.

H-Shares Risk. H-Shares are foreign securities which, in addition to the risks described herein, are subject to the risk that the Hong Kong stock market may behave very differently from the mainland Chinese stock market. There may be little to no correlation between the performance of the Hong Kong stock market and the mainland Chinese stock market.

N-Shares Risk. N-Shares are securities of companies with business operations in mainland China and listed on an American stock exchange, such as the NYSE or NASDAQ. Because companies issuing N-Shares have business operations in China, they are subject to certain political and economic risks in China. The American stock market may behave very differently from the mainland Chinese stock market, and there may be little to no correlation between the performance of the two.

P-Chip Companies Risk. P-Chip companies are often run by the private sector and have a majority of their business operations in mainland China. P-Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and may also be traded by foreigners. Because they are traded on the Hong Kong Stock Exchange, P-Chips are also subject to risks similar to those associated with investments in H Shares. They are also subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes.

Red Chip Companies Risk. Red Chip companies are controlled, either directly or indirectly, by the central, provincial or municipal governments of the PRC. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange and may also be traded by foreigners. Because Red Chip companies are controlled by various PRC governmental authorities, investing in Red Chips involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance of Red Chip companies. Red Chip companies may be less efficiently run and less profitable than other companies.

KraneShares MSCI All China Index ETF (formerly,

KraneShares FTSE Emerging Markets Plus ETF)

S-Chip Companies Risk. The Fund may invest in shares of companies with business operations in mainland China and listed on the Singapore Exchange (“S-Chips”). S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda. They are subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes. S-Chip companies may or may not be owned at least in part by a Chinese central, provincial or municipal government and be subject to the types of risks that come with such ownership described herein. There may be little or no correlation between the performance of the Singapore stock market and the mainland Chinese stock market.

Equity Securities Risk. The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities may be more volatile than other asset classes and are generally subordinate in rank to debt and other securities of the same issuer.

Emerging Markets Risk. The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown, and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

Foreign Securities Risk. Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations and political or economic instability. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. These factors could result in a loss to the Fund.

Geographic Focus Risk. The Fund’s investments are expected to be focused in a particular country, countries, or region to the same extent as the Underlying Index and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

Currency Risk. The Fund’s net asset value (“NAV”) is determined on the basis of the U.S. dollar, therefore, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

KraneShares MSCI All China Index ETF (formerly,

KraneShares FTSE Emerging Markets Plus ETF)

Concentration Risk. The Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries. The securities of companies in an industry or group of industries could react similarly to market developments. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the principal risks described below.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

Financials Sector Risk. The performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face delisting from the Exchange.

Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

International Closed Market Trading Risk. Because substantially all of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and stale pricing, resulting in the Fund trading at a discount or premium to NAV greater than those incurred by other ETFs.

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

KraneShares MSCI All China Index ETF (formerly,

KraneShares FTSE Emerging Markets Plus ETF)

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

Small Fund Risk. The Fund is small and does not yet have a significant number of shares outstanding. Small funds are at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. The Chinese markets may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash.

Mid-Capitalization Company Risk. Investing in the securities of medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. Since medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may be less liquid and more volatile. They may also be sensitive to (expected) changes in interest rates and earnings.

Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Passive Investment Risk. There is no guarantee that the Underlying Index will create the desired exposure and the Fund is not actively managed. It does not seek to “beat” the Underlying Index or take temporary defensive positions when markets decline. Therefore, the Fund may purchase or hold securities with current or projected underperformance.

Management Risk. The Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index. Therefore, the Fund is subject to the risk that the Adviser’s security selection process may not produce the intended results.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities and unable to invest in certain components of the Underlying Index due to regulatory constraints, trading suspensions, and legal restrictions imposed by foreign governments. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected.

KraneShares MSCI All China Index ETF (formerly,

KraneShares FTSE Emerging Markets Plus ETF)

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, such as raising interest rates, could cause volatility in global financial markets and negative sentiment, which could result in losses. Market developments may also cause the Fund’s investments to become less liquid and cause the Fund to encounter difficulties in timely honoring redemptions.

High Portfolio Turnover Risk. The Fund may incur high turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Tax Risk. In order to qualify for the favorable tax treatment available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. The Fund’s investments in issuers whose control persons are not certain creates a risk that tax authorities may retrospectively deem the Fund to have failed the asset diversification requirements. If the Fund were to fail the favorable tax treatment requirements, it would be taxed in the same manner as an ordinary corporation, which would adversely affect its performance.

Depositary Receipts Risk. The Fund may hold the securities of foreign companies in the form of depositary receipts, including American Depositary Receipts and Global Depositary Receipts. Investing in depositary receipts entails the risks associated with foreign investments, such as fluctuations in foreign currency exchange rates and political and economic risks distinct from those associated with investing in the securities of U.S. issuers. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts.

Derivatives Risk. The use of derivatives (including swaps, futures, forwards, structured notes and options) involve risks, such as possible default by a counterparty, potential losses if markets do not move as expected, and the potential for greater losses than if these techniques had not been used. Investments in derivatives may expose the Fund to leverage, which may cause the Fund to be more volatile than if it had not been leveraged. By investing in derivatives, the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited loss. Derivatives may also be subject to valuation risk, which is the risk that valuation sources for the derivative will not be readily available in the market which is especially possible in times of market distress, during which market participants may be reluctant to purchase complex instruments or provide price quotes for them. In addition, derivatives can be difficult or impossible to sell at the time of and at the price desired by the seller.

KraneShares MSCI All China Index ETF (formerly,

KraneShares FTSE Emerging Markets Plus ETF)

Investments in Investment Companies Risk. The Fund may invest in other investment companies, including those that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane is subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the U.S. law.

Securities Lending Risk. To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Performance Information

The following bar chart and table illustrate the variability of the Fund’s returns and indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. In addition: (a) prior to December 1, 2015, a sub-adviser was responsible for day to day portfolio management of the Fund; and (b) prior to August 1, 2018, the Fund sought to provide results that, before fees and expenses, corresponded to the price and yield performance of the FTSE Emerging Incl China Overseas non-R/QFII GDP Weighted Index. Updated performance information is available at no cost by visiting www.kraneshares.com.

KraneShares MSCI All China Index ETF (formerly,

KraneShares FTSE Emerging Markets Plus ETF)

As of June 30, 2019, the Fund’s calendar year-to-date total return was 17.79%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter Ended/Year
Highest Return	8.65%	9/30/2017
Lowest Return	-11.15%	12/31/2018

Average Annual Total Returns for the periods ended December 31, 2018

KraneShares MSCI All China Index ETF (previously the KraneShares FTSE Emerging Markets Plus ETF)	1 year	Since Inception (2-12-2015)
Return Before Taxes	-20.71%	-1.73%
Return After Taxes on Distributions	-20.87%	-2.45%
Return After Taxes on Distributions and Sale of Fund Shares	-12.61%	-1.52%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	-4.38%	6.99%
Hybrid KALL Index (Net) (Reflects no deduction for fees or expenses)*	-20.66%	-0.84%

*The Hybrid KALL Index (net) consists of the FTSE Emerging incl. China Overseas non-R/QFII GDP Weighted Index from the inception of the Fund through July 31, 2018, and the MSCI China All Shares Index (net) going forward. The MSCI China All Shares Index (net) reflects the reinvestment of any cash distributions after deduction of any withholding tax using the maximum rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns for the Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

KraneShares MSCI All China Index ETF (formerly,

KraneShares FTSE Emerging Markets Plus ETF)

Management

Investment Adviser

Krane Funds Advisors, LLC serves as the investment adviser to the Fund.

Portfolio Managers

Mark Schlarbaum, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of the Fund since 2015. Jonathan Shelon, Chief Operating Officer of the Adviser, also serves as a portfolio manager of the Fund. Mr. Shelon supports Mr. Schlarbaum and Krane’s investment team for the Fund and has been a portfolio manager of the Fund since 2018. Mr. Schlarbaum will continue to serve as the Fund’s lead portfolio manager.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

KraneShares MSCI All China Index ETF (formerly,

KraneShares FTSE Emerging Markets Plus ETF)

KraneShares MSCI China A Hedged Index ETF

Investment Objective

The KraneShares MSCI China A Hedged Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the price and yield performance of a specific equity securities index. The Fund’s current index is the MSCI China A 100% Hedged to USD Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table and Example below do not include the brokerage commissions or bid-ask spread that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses**	0.01%
Total Annual Fund Operating Expenses	0.79%

*Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

**Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years
$81	$244

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced investment operations prior to its fiscal year ended March 31, 2019, it does not have portfolio turnover information for the prior fiscal year to report.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Underlying Index, in depositary receipts, including American Depositary Receipts (“ADRs”), representing such components and investment companies (such as the KraneShares Bosera MSCI China A Share ETF (“KBA”)) that seek to track the performance of a subset of the Underlying Index or of an index highly correlated to a portion of the Underlying Index. The Underlying Index reflects the large- and mid-cap Chinese renminbi (“RMB”)-denominated equity securities listed on the Shenzhen or Shanghai Stock Exchanges (“A Shares”) that are accessible through the Shanghai-Hong Kong Stock Connect or Shenzhen-Hong Kong Stock Connect Programs. The Underlying Index is calculated using China A Shares listings based on the offshore RMB exchange rate (commonly known as “CNH”). Underlying Index constituents are weighted by the security’s free-float adjusted market capitalization calculated based on MSCI’s Foreign Inclusion Factor (“FIF”) and subject to Foreign Ownership Limits (“FOLs”). The FIF of a security is defined as the proportion of shares outstanding that is available for investment in the public equity markets by foreign investors. The FOL of a security is defined as the proportion of share capital of the security that is available for purchase to foreign investors.

KraneShares MSCI China

A Hedged Index ETF

The Underlying Index applies a published one-month currency forward rate to the Fund’s total RMB exposure to adjust the value of the RMB against the U.S. dollar. The Fund intends to enter into forward currency contracts or futures contracts to effectuate the hedging strategy embedded in the Underlying Index. Although the hedged nature of the Underlying Index is designed to minimize the impact of currency fluctuations on returns, it does not eliminate the Fund’s exposure to the RMB.

A-Shares are shares of companies incorporated in mainland China and traded on the Chinese exchanges. China A-Shares are primarily purchased and sold in the domestic Chinese market. Direct investments in China A-Shares are possible only through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”) or a Renminbi Qualified Foreign Institutional Investor (“RQFII”) or Qualified Foreign Institutional Investor (“QFII”) license. Exposure to A Shares can also be obtained indirectly by investing in funds that invest in A Shares, such as KBA. KBA seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of an index that is highly correlated to the components of the Underlying Index, but is not hedged to reduce the impact of fluctuations in the relative value of the RMB against the U.S. dollar. Currently, the Fund plans to achieve its investment objective, principally by investing in China A-Shares through the Stock Connect Programs, but may gain exposure to A-Shares by investing in KBA or through a QFII or RQFII. The Fund enters into forwards and futures to reflect the hedging strategy embodied in its Underlying Index.

The Fund’s investment adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”), may invest up to 20% of its assets in investments that are not included in the Underlying Index, but which Krane believes will help the Fund track the Underlying Index. These investments may include equity securities and depositary receipts of issuers whose securities are not components of the Underlying Index, derivative instruments (including swaps, futures, forwards, structured notes and options), other investment companies (including exchange traded funds or “ETFs”) and cash or cash equivalents (including money market funds). The other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will not purchase shares of a foreign investment company if it would cause the Fund to (i) own more than 3% of such investment company’s voting shares; (ii) invest more than 5% of its total assets in such investment company; or (iii) invest more than 10% of its total assets in foreign investment companies.

In addition to China A-Shares, which are described above, the following China-related securities may be included in this 20% basket in addition to China A-Shares:

●	China B Shares, which are shares of companies listed on the Shanghai or Shenzhen Stock Exchange but quoted and traded in foreign currencies (such as Hong Kong Dollars or U.S. Dollars), which were primarily created for trading by foreign investors.

KraneShares MSCI China

A Hedged Index ETF

●	China H Shares, which are shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange (“H-Shares”), where they are traded in Hong Kong dollars and may be traded by foreign investors.

●	China N Shares, which are shares of companies with business operations in mainland China and listed on an American stock exchange, such as NYSE or NASDAQ (“N-Shares”).

●	P-Chips, which are shares of private sector companies with a majority of their business operations in mainland China and controlling private Chinese shareholders, which are incorporated outside of mainland China and traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	Red Chips, which are shares of companies with a majority of their business operations in mainland China and controlled by the central, provincial or municipal governments of the PRC, whose shares are traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	S-Chips, which are shares of companies with business operations in mainland China and listed on the Singapore Exchange. S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda.

The Fund currently intends to employ a representative sampling strategy, which means that it will typically invest in a representative sample of securities that collectively have an investment profile similar to that of the Underlying Index, but reserves the right to employ a full replication strategy.

As of May 31, 2019, the Underlying Index included 436 securities of companies with a market capitalization range of approximately $491 million to $48.5 billion and an average market capitalization of approximately $2.35 billion. The Underlying Index is rebalanced quarterly.

The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of May 31, 2019, issuers in the Financials sector (28.5%) represented a significant portion of the Underlying Index.

The Fund may engage in securities lending.

Principal Risks

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund (and the underlying funds in which the Fund may invest, as appropriate, which will also affect the Fund) is subject to a number of additional risks that may affect the value of its shares, including:

China Risk. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

KraneShares MSCI China

A Hedged Index ETF

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Further, the Chinese economy is heavily dependent upon trading with key partners. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.

A-Shares Risk. A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Investments in A-Shares are made available to domestic Chinese investors and certain foreign investors, including those who have been approved as a QFII or a RQFII and through the Stock Connect Programs, which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and China-Japan Stock Connect. Investments by foreign investors in A-Shares are subject to various restrictions, regulations and limits. The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. The Fund may also gain exposure to A-Shares by investing in investments that provide exposure to A-Shares, such as other investment companies, including KBA, or Krane may acquire a QFII or RQFII license to invest in A-Shares for the Fund. Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. This could cause volatility in the Fund’s share price and subject the Fund to a greater risk of trading halts.

Custody Risks. In accordance with Chinese regulations, A-Shares acquired through a QFII or RQFII license will be held in the joint names of the Fund and Krane. While Krane may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of Krane may assert that the securities are owned by Krane and that regulatory actions taken against Krane may affect the Fund. The risk is particularly acute in the case of cash deposited with a People’s Republic of China (“PRC”) sub-custodian (“PRC Custodian”) because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

Tax Risk. Per a circular (Caishui [2014] 79), the Fund is temporarily exempt from the Chinese tax on capital gains (“CGT”) on trading in A-Shares as a QFII or RQFII or the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect as of November 17, 2014, and the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect as of December 5, 2016. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. In addition, there is uncertainty as to the application and implementation of China’s value added tax to the Fund’s activities. The Fund reserves the right to establish a reserve for taxes which present uncertainty as to whether they will be assessed, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to these taxes, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax. Investors should note that such provision, if any, may be excessive or inadequate to meet actual tax liabilities (which could include interest and penalties) on the Fund’s investments. Any taxes imposed in connection with the Fund’s activities will be borne by the Fund. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

KraneShares MSCI China

A Hedged Index ETF

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by government actors and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Although the RMB is not presently freely convertible, rather it is subject to the approval of the State Administration of Foreign Exchange (“SAFE”) and other relevant authorities, repatriations by RQFIIs or through the Stock Connect Programs are currently permitted daily and Chinese authorities have indicated their plans to move to a fully freely convertible RMB. There is no assurance, however, that repatriation restrictions will not be (re-)imposed in the future.

Hong Kong Risk. The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

Stock Connect Program Risk. The Stock Connect Programs are subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A-Shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its positions. Only certain China A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Stock Connect Programs. Because the Stock Connect Programs are still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future.

Investments in China A-Shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. Because of the way in which China A-Shares are held in the Stock Connect Programs, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Chinese exchange becomes insolvent.

KraneShares MSCI China

A Hedged Index ETF

B-Shares Risk. The China B-Share market is generally smaller, less liquid and has a smaller issuer base than the China A-Share market. The issuers that compose the B-Share market include a broad range of companies, including companies with large, medium and small capitalizations. Further, the B-Shares market may behave very differently from other portions of the Chinese equity markets, and there may be little to no correlation between the performance of the two.

H-Shares Risk. H-Shares are foreign securities which, in addition to the risks described herein, are subject to the risk that the Hong Kong stock market may behave very differently from the mainland Chinese stock market. There may be little to no correlation between the performance of the Hong Kong stock market and the mainland Chinese stock market.

N-Shares Risk. N-Shares are securities of companies with business operations in mainland China and listed on an American stock exchange, such as the NYSE or NASDAQ. Because companies issuing N-Shares have business operations in China, they are subject to certain political and economic risks in China. The American stock market may behave very differently from the mainland Chinese stock market, and there may be little to no correlation between the performance of the two.

P-Chip Companies Risk. P-Chip companies are often run by the private sector and have a majority of their business operations in mainland China. P-Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and may also be traded by foreigners. Because they are traded on the Hong Kong Stock Exchange, P-Chips are also subject to risks similar to those associated with investments in H Shares. They are also subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes.

Red Chip Companies Risk. Red Chip companies are controlled, either directly or indirectly, by the central, provincial or municipal governments of the PRC. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange and may also be traded by foreigners. Because Red Chip companies are controlled by various PRC governmental authorities, investing in Red Chips involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance of Red Chip companies. Red Chip companies may be less efficiently run and less profitable than other companies.

S-Chip Companies Risk. The Fund may invest in shares of companies with business operations in mainland China and listed on the Singapore Exchange (“S-Chips”). S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda. They are subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes. S-Chip companies may or may not be owned at least in part by a Chinese central, provincial or municipal government and be subject to the types of risks that come with such ownership described herein. There may be little or no correlation between the performance of the Singapore stock market and the mainland Chinese stock market.

Hedging Risk. The Fund’s hedging strategies may not be successful, and even if they are successful, the Fund’s exposure to RMB is not expected to be fully hedged at all times or over time. Investments in forward foreign currency contracts and futures contracts may not perfectly offset actual fluctuations in the exchange rate between RMB and the U.S. dollar, including because currency exchange rates are volatile. In addition, forward foreign currency contracts are over-the-counter contracts that depend on performance by a counterparty; if such counterparty fails to perform, the Fund may lose money. Hedging will cause the Fund to have lower performance when the RMB is rising in value than it would if it did not hedge its RMB exposure.

KraneShares MSCI China

A Hedged Index ETF

Equity Securities Risk. The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities may be more volatile than other asset classes and are generally subordinate in rank to debt and other securities of the same issuer.

Emerging Markets Risk. The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown, and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

Foreign Securities Risk. Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations and political or economic instability. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. These factors could result in a loss to the Fund.

Geographic Focus Risk. The Fund’s investments are expected to be focused in a particular country, countries, or region to the same extent as the Underlying Index and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

Currency Risk. The Fund’s net asset value (“NAV”) is determined on the basis of the U.S. dollar. Therefore, to the extent its exposure to foreign currency is not hedged, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Concentration Risk. The Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries. The securities of companies in an industry or group of industries could react similarly to market developments. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the principal risks described below.

Financials Sector Risk. The performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

KraneShares MSCI China

A Hedged Index ETF

Derivatives Risk. The use of derivatives (including swaps, futures, forwards, structured notes and options) involve risks, such as possible default by a counterparty, potential losses if markets do not move as expected, and the potential for greater losses than if these techniques had not been used. Investments in derivatives may expose the Fund to leverage, which may cause the Fund to be more volatile than if it had not been leveraged. By investing in derivatives, the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited loss. Derivatives may also be subject to valuation risk, which is the risk that valuation sources for the derivative will not be readily available in the market which is especially possible in times of market distress, during which market participants may be reluctant to purchase complex instruments or provide price quotes for them. In addition, derivatives can be difficult or impossible to sell at the time of and at the price desired by the seller.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face delisting from the Exchange.

Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect all or part of its creations and redemptions for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could avoid by making redemptions in-kind. As a result, the Fund may pay out higher annual capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

International Closed Market Trading Risk. Because substantially all of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and stale pricing, resulting in the Fund trading at a discount or premium to NAV greater than those incurred by other ETFs.

New Fund Risk. The Fund is new and does not yet have shares outstanding. If the Fund does not grow in size, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

KraneShares MSCI China

A Hedged Index ETF

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. The Chinese markets may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash.

Mid-Capitalization Company Risk. Investing in the securities of medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. Since medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may be less liquid and more volatile. They may also be sensitive to (expected) changes in interest rates and earnings.

Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Passive Investment Risk. There is no guarantee that the Underlying Index will create the desired exposure and the Fund is not actively managed. It does not seek to “beat” the Underlying Index or take temporary defensive positions when markets decline. Therefore, the Fund may purchase or hold securities with current or projected underperformance.

Management Risk. The Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index. Therefore, the Fund is subject to the risk that Krane’s security selection process may not produce the intended results.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities and unable to invest in certain components of the Underlying Index due to regulatory constraints, trading suspensions, and legal restrictions imposed by foreign governments. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected.

KraneShares MSCI China

A Hedged Index ETF

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, such as raising interest rates, could cause volatility in global financial markets and negative sentiment, which could result in losses. Market developments may also cause the Fund’s investments to become less liquid and cause the Fund to encounter difficulties in timely honoring redemptions.

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Tax Risk. In order to qualify for the favorable tax treatment available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. The Fund’s investments in issuers whose control persons are not certain creates a risk that tax authorities may retrospectively deem the Fund to have failed the asset diversification requirements. If the Fund were to fail the favorable tax treatment requirements, it would be taxed in the same manner as an ordinary corporation, which would adversely affect its performance.

Depositary Receipts Risk. The Fund may hold the securities of foreign companies in the form of depositary receipts, including American Depositary Receipts and Global Depositary Receipts. Investing in depositary receipts entails the risks associated with foreign investments, such as fluctuations in foreign currency exchange rates and political and economic risks distinct from those associated with investing in the securities of U.S. issuers. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts.

Investments in Investment Companies Risk. The Fund may invest in other investment companies, including those that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane is subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the U.S. law.

Securities Lending Risk. To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially.

KraneShares MSCI China

A Hedged Index ETF

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Performance Information

Once the Fund has completed a full calendar year of operations, a bar chart and table will be included in this Prospectus that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance. Once available, the Fund’s current performance information will be available at www.kraneshares.com. Past performance does not necessarily indicate how the Fund will perform in the future.

Management

Investment Adviser

Krane Funds Advisors, LLC serves as the investment adviser to the Fund.

Portfolio Manager

Mark Schlarbaum, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of the Fund since the Fund’s inception. Jonathan Shelon, Chief Operating Officer of the Adviser, also serves as a portfolio manager of the Fund. Mr. Shelon supports Mr. Schlarbaum and Krane’s investment team for the Fund and has been a portfolio manager of the Fund since inception.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

KraneShares MSCI China

A Hedged Index ETF

KraneShares MSCI China Environment Index ETF

Investment Objective

The KraneShares MSCI China Environment Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of a specific foreign equity securities index. The Fund’s current index is the MSCI China IMI Environment 10/40 Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table and Example below do not include the brokerage commissions or bid-ask spread that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.80%

 * Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$255	$444	$990

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 147% of the average value of its portfolio. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Underlying Index, depositary receipts, including American depositary receipts (“ADRs”), representing such components and securities underlying depositary receipts included in the Underlying Index. The Underlying Index is a modified, free float adjusted market capitalization weighted index (subject to the modifications below) designed to track the equity market performance of Chinese companies that derive at least a majority of their revenues from environmentally beneficial products and services, as determined by MSCI Inc., the provider of the Underlying Index. The Underlying Index is intended to provide exposure to Chinese issuers that focus on contributing to a more environmentally sustainable economy by making efficient use of scarce natural resources or by mitigating environmental degradation. Securities of companies in the Underlying Index derive at least 50% of their revenues from products and services in one or more of the following five themes: (1) alternative energy; (2) sustainable water; (3) green building; (4) pollution prevention; and (5) energy efficiency. The issuers included in the Underlying Index may include small-cap, mid-cap and large-cap companies.

KraneShares MSCI China
Environment Index ETF

The Underlying Index is modified so that, as of the rebalance date, no issuer constitutes more than 10% of the Underlying Index and so that the cumulative weight of all components with a weight of over 5% does not exceed 40% of the Underlying Index.

The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but that the Fund’s investment adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”), believes will help the Fund track the Underlying Index. These investments may include equity securities and depositary receipts of issuers whose securities are not components of the Underlying Index, derivative instruments (including swaps, futures, forwards, structured notes and options), other investment companies (including exchange traded funds or “ETFs”) and cash or cash equivalents (including money market funds). The other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will not purchase shares of an investment company if it would cause the Fund to (i) own more than 3% of such investment company’s voting shares; (ii) invest more than 5% of its total assets in such investment company; or (iii) invest more than 10% of its total assets in investment companies.

The following China-related securities may be included in the Underlying Index and/or represent investments of the Fund:

●	China A-Shares, which are shares of companies incorporated in mainland China that are traded on the Chinese exchanges and denominated in domestic renminbi. China A-Shares are primarily purchased and sold in the domestic Chinese market. To the extent the Fund invests in China A-Shares, it expects to do so through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”). A Renminbi Qualified Foreign Institutional Investor (“RQFII”) or Qualified Foreign Institutional Investor (“QFII”) license may also be acquired to invest directly in China A-Shares.

●	China B Shares, which are shares of companies listed on the Shanghai or Shenzhen Stock Exchange but quoted and traded in foreign currencies (such as Hong Kong Dollars or U.S. Dollars), which were primarily created for trading by foreign investors.

●	China H Shares, which are shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange (“H-Shares”), where they are traded in Hong Kong dollars and may be traded by foreign investors.

●	China N Shares, which are shares of companies with business operations in mainland China and listed on an American stock exchange, such as NYSE or NASDAQ (“N-Shares”).

●	P-Chips, which are shares of private sector companies with a majority of their business operations in mainland China and controlling private Chinese shareholders, which are incorporated outside of mainland China and traded on the Hong Kong Stock Exchange in Hong Kong dollars.

KraneShares MSCI China
Environment Index ETF

●	Red Chips, which are shares of companies with a majority of their business operations in mainland China and controlled by the central, provincial or municipal governments of the PRC, whose shares are traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	S-Chips, which are shares of companies with business operations in mainland China and listed on the Singapore Exchange. S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda.

Although the Fund reserves the right to replicate (or hold all components of) the Underlying Index, the Fund expects to use representative sampling to track the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index.

As of May 31, 2019, the Underlying Index included 40 securities of companies with a market capitalization range of approximately $100 million to $3.72 billion and an average market capitalization of approximately $1.03 billion.

The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of May 31, 2019, issuers in the Industrials sector (27.49%), Real Estate sector (21.09%), Utilities sector (20.67%) and Information Technology sector (17.33%) represented significant portions of the Underlying Index. The Underlying Index is rebalanced quarterly.

The Fund may engage in securities lending.

Principal Risks

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the value of its shares, including:

China Risk. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Further, the Chinese economy is heavily dependent upon trading with key partners. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact in China’s export industry and a commensurately negative impact on the Fund.

KraneShares MSCI China
Environment Index ETF

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.

A-Shares Risk. A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Investments in A-Shares are made available to domestic Chinese investors and certain foreign investors, including those who have been approved as a QFII or a RQFII and through the Stock Connect Programs, which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and China-Japan Stock Connect. Investments by foreign investors in A-Shares are subject to various restrictions, regulations and limits. The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. The Fund may also gain exposure to A-Shares by investing in investments that provide exposure to A-Shares, such as other investment companies, or Krane may acquire a QFII or RQFII license to invest in A-Shares for the Fund. Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. This could cause volatility in the Fund’s share price and subject the Fund to a greater risk of trading halts.

Custody Risks. In accordance with Chinese regulations and the terms of a QFII or RQFII license, as applicable, and insofar as Krane acquires a QFII or RQFII license, A-Shares will be held in the joint names of the Fund and Krane. While Krane may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of Krane may assert that the securities are owned by Krane and that regulatory actions taken against Krane may affect the Fund. The risk is particularly acute in the case of cash deposited with a People’s Republic of China (“PRC”) sub-custodian (“PRC Custodian”) because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

Tax Risk. Per a circular (Caishui [2014] 79), the Fund is temporarily exempt from the Chinese tax on capital gains (“CGT”) on trading in A-Shares as a QFII or RQFII or the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect as of November 17, 2014, and the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect as of December 5, 2016. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. In addition, there is uncertainty as to the application and implementation of China’s value added tax to the Fund’s activities. The Fund reserves the right to establish a reserve for taxes which present uncertainty as to whether they will be assessed, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to these taxes, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax. Investors should note that such provision, if any, may be excessive or inadequate to meet actual tax liabilities (which could include interest and penalties) on the Fund’s investments. Any taxes imposed in connection with the Fund’s activities will be borne by the Fund. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

KraneShares MSCI China
Environment Index ETF

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by government actors and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Although the RMB is not presently freely convertible, rather it is subject to the approval of the State Administration of Foreign Exchange (“SAFE”) and other relevant authorities, repatriations by RQFIIs or through the Stock Connect Programs are currently permitted daily and Chinese authorities have indicated their plans to move to a fully freely convertible RMB. There is no assurance, however, that repatriation restrictions will not be (re-)imposed in the future.

Hong Kong Risk. The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

Stock Connect Program Risk. The Stock Connect Programs are subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A-Shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its positions. Only certain China A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Stock Connect Programs. Because the Stock Connect Programs are still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future.

Investments in China A-Shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. Because of the way in which China A-Shares are held in the Stock Connect Programs, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Chinese exchange becomes insolvent.

B-Shares Risk. The China B-Share market is generally smaller, less liquid and has a smaller issuer base than the China A-Share market. The issuers that compose the B-Share market include a broad range of companies, including companies with large, medium and small capitalizations. Further, the B-Shares market may behave very differently from other portions of the Chinese equity markets, and there may be little to no correlation between the performance of the two.

KraneShares MSCI China
Environment Index ETF

H-Shares Risk. H-Shares are foreign securities which, in addition to the risks described herein, are subject to the risk that the Hong Kong stock market may behave very differently from the mainland Chinese stock market. There may be little to no correlation between the performance of the Hong Kong stock market and the mainland Chinese stock market.

N-Shares Risk. N-Shares are securities of companies with business operations in mainland China and listed on an American stock exchange, such as the NYSE or NASDAQ. Because companies issuing N-Shares have business operations in China, they are subject to certain political and economic risks in China. The American stock market may behave very differently from the mainland Chinese stock market, and there may be little to no correlation between the performance of the two.

P-Chip Companies Risk. P-Chip companies are often run by the private sector and have a majority of their business operations in mainland China. P-Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and may also be traded by foreigners. Because they are traded on the Hong Kong Stock Exchange, P-Chips are also subject to risks similar to those associated with investments in H Shares. They are also subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes.

Red Chip Companies Risk. Red Chip companies are controlled, either directly or indirectly, by the central, provincial or municipal governments of the PRC. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange and may also be traded by foreigners. Because Red Chip companies are controlled by various PRC governmental authorities, investing in Red Chips involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance of Red Chip companies. Red Chip companies may be less efficiently run and less profitable than other companies.

S-Chip Companies Risk. The Fund may invest in shares of companies with business operations in mainland China and listed on the Singapore Exchange (“S-Chips”). S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda. They are subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes. S-Chip companies may or may not be owned at least in part by a Chinese central, provincial or municipal government and be subject to the types of risks that come with such ownership described herein. There may be little or no correlation between the performance of the Singapore stock market and the mainland Chinese stock market.

Environmental Issuers Risk. Issuers engaged in environmentally beneficial business lines may be difficult to identify and investments in them maybe volatile. They may be highly dependent upon government subsidies, contracts with government entities, and the successful development of new and proprietary technologies. Such technologies risk rapid product obsolescence, short product cycles, and competition from new market entrants. Current valuation methods used to value companies involved in alternative and clean power technology sectors have not been in widespread use for a significant period of time, and it is difficult to value share prices of such issuers. In addition, seasonal weather conditions, fluctuations in supply of and demand for clean energy products (including, in relation to traditional energy products, such as oil and gas), changes in energy prices, and international political events may cause fluctuations in the performance of these issuers and the prices of their securities. Other countries, including the U.S., may take steps against Chinese companies engaged in environmentally beneficial services and products, such as through the imposition of tariffs and anti-dumping duties. Even companies that are classified as being involved in environmentally beneficial services and products may not necessarily compare favorably with respect to their environmental practices and impact to those of other issuers.

KraneShares MSCI China
Environment Index ETF

Equity Securities Risk. The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities may be more volatile than other asset classes and are generally subordinate in rank to debt and other securities of the same issuer.

Emerging Markets Risk. The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown, and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

Foreign Securities Risk. Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations and political or economic instability. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. These factors could result in a loss to the Fund.

Geographic Focus Risk. The Fund’s investments are expected to be focused in a particular country, countries, or region to the same extent as the Underlying Index and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

Currency Risk. The Fund’s net asset value (“NAV”) is determined on the basis of the U.S. dollar, therefore, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

KraneShares MSCI China
Environment Index ETF

Concentration Risk. Because the Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. From time to time, the Fund may invest a significant percentage of its assets in issuers in a single industry (or the same group of industries) or sector of the economy. While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the principal risks described below.  The Fund may have significant exposure to other industries or sectors over time.

Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors. Government regulation will also affect the performance of investments in such industrials sector issuers, particularly aerospace and defense companies, which rely to a significant extent on government demand for their products and services. Transportation companies, another component of the industrials sector, are subject to sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

Information Technology Sector Risk. The value of stocks of information technology companies and companies that rely heavily on information technology is particularly vulnerable to rapid changes in information technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on information technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Real Estate Sector Risk. The Fund may invest in securities within the real estate sector. Real estate issuers may be volatile. Real estate securities are susceptible to the risks associated with direct ownership of real estate, including declines in the real estate market, decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected due to increases in commodity and operating costs, rising costs of financing capital construction and the cost of complying with government regulations, among other factors.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face delisting from the Exchange.

Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

KraneShares MSCI China
Environment Index ETF

International Closed Market Trading Risk. Because substantially all of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and stale pricing, resulting in the Fund trading at a discount or premium to NAV greater than those incurred by other ETFs.

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

Small Fund Risk. The Fund is small and does not yet have a significant number of shares outstanding. Small funds are at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. The Chinese markets may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash.

Small- and Mid-Capitalization Company Risk. Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. Since small and medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may be less liquid and more volatile. They may also be sensitive to (expected) changes in interest rates and earnings.

Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

KraneShares MSCI China
Environment Index ETF

Passive Investment Risk. There is no guarantee that the Underlying Index will create the desired exposure and the Fund is not actively managed. It does not seek to “beat” the Underlying Index or take temporary defensive positions when markets decline. Therefore, the Fund may purchase or hold securities with current or projected underperformance.

Management Risk. The Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index. Therefore, the Fund is subject to the risk that the Adviser’s security selection process may not produce the intended results.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities and unable to invest in certain components of the Underlying Index due to regulatory constraints, trading suspensions, and legal restrictions imposed by foreign governments. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected.

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, such as raising interest rates, could cause volatility in global financial markets and negative sentiment, which could result in losses. Market developments may also cause the Fund’s investments to become less liquid and cause the Fund to encounter difficulties in timely honoring redemptions.

High Portfolio Turnover Risk. The Fund may incur high turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Tax Risk. In order to qualify for the favorable tax treatment available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. The Fund’s investments in issuers whose control persons are not certain creates a risk that tax authorities may retrospectively deem the Fund to have failed the asset diversification requirements. If the Fund were to fail the favorable tax treatment requirements, it would be taxed in the same manner as an ordinary corporation, which would adversely affect its performance.

Depositary Receipts Risk. The Fund may hold the securities of foreign companies in the form of depositary receipts, including American Depositary Receipts and Global Depositary Receipts. Investing in depositary receipts entails the risks associated with foreign investments, such as fluctuations in foreign currency exchange rates and political and economic risks distinct from those associated with investing in the securities of U.S. issuers. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts.

KraneShares MSCI China
Environment Index ETF

Derivatives Risk. The use of derivatives (including swaps, futures, forwards, structured notes and options) involve risks, such as possible default by a counterparty, potential losses if markets do not move as expected, and the potential for greater losses than if these techniques had not been used. Investments in derivatives may expose the Fund to leverage, which may cause the Fund to be more volatile than if it had not been leveraged. By investing in derivatives, the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited loss. Derivatives may also be subject to valuation risk, which is the risk that valuation sources for the derivative will not be readily available in the market which is especially possible in times of market distress, during which market participants may be reluctant to purchase complex instruments or provide price quotes for them. In addition, derivatives can be difficult or impossible to sell at the time of and at the price desired by the seller.

Investments in Investment Companies Risk. The Fund may invest in other investment companies, including those that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane is subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the U.S. law.

Securities Lending Risk. To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Performance Information

The following bar chart and table illustrate the variability of the Fund’s returns and indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by visiting www.kraneshares.com.

KraneShares MSCI China
Environment Index ETF

As of June 30, 2019, the Fund’s calendar year-to-date total return was 6.23%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter Ended/Year
Highest Return	-6.69%	3/31/2018
Lowest Return	-9.43%	6/30/2018

Average Annual Total Returns for the periods ended December 31, 2018

KraneShares MSCI China Environment Index ETF	1 year	Since Inception (10-12-2017)
Return Before Taxes	-29.57%	-23.62%
Return After Taxes on Distributions	-30.00%	-24.00%
Return After Taxes on Distributions and Sale of Fund Shares	-18.54%	-18.91%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	-4.38%	0.52%
MSCI China IMI Environment 10/40 Index (Net) (Reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)*	-29.37%	-23.37%

* The MSCI China IMI Environment 10/40 Index (net) reflects the reinvestment of any cash distributions after deduction of any withholding tax using the maximum rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns for the Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

KraneShares MSCI China
Environment Index ETF

Management

Investment Adviser

Krane Funds Advisors, LLC serves as the investment adviser to the Fund.

Portfolio Manager

Mark Schlarbaum, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of the Fund since 2017. Jonathan Shelon, Chief Operating Officer of the Adviser, also serves as a portfolio manager of the Fund. Mr. Shelon supports Mr. Schlarbaum and Krane’s investment team for the Fund and has been a portfolio manager of the Fund since 2018. Mr. Schlarbaum will continue to serve as the Fund’s lead portfolio manager.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

KraneShares MSCI China
Environment Index ETF

KraneShares MSCI Emerging Markets ex China Index ETF

Investment Objective

The KraneShares MSCI Emerging Markets ex China Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of a specific equity securities index. The Fund’s current index is the MSCI Emerging Markets ex China Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table and Example below do not include the brokerage commissions or bid-ask spread that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses**	0.01%
Total Annual Fund Operating Expenses	0.59%
Fee Waiver***	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver	0.49%

*Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

**Based on estimated amounts for the current fiscal year.

*** The Fund’s investment adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”), has contractually agreed to waive its management fee by 0.10% of the Fund’s average daily net assets (“Fee Waiver”). The Fee Waiver will continue until August 1, 2020, and may only be terminated prior thereto by the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Fee Waiver for the period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years
$50	$167

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced investment operations prior to its fiscal year ended March 31, 2019, it does not have portfolio turnover information for the prior fiscal year to report

KraneShares MSCI Emerging
Markets ex China Index ETF

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Underlying Index and depositary receipts, including American depositary receipts (“ADRs”), representing such components. The Underlying Index is a free float-adjusted market capitalization weighted index designed to track the equity market performance of mid- and large-cap companies of emerging market countries, excluding China. The Underlying Index is based on the MSCI Emerging Markets Index (“universe”), but excludes the securities of Chinese issuers. The Underlying Index generally classifies an issuer as coming from a particular country based on where it is incorporated and where its stock is primarily listed. When an issuer’s securities are primarily listed outside of its country of incorporation, the Underlying Index also considers the following factors, among others, in determining where the issuer is from: (1) the secondary listings, if any, of the issuer’s securities; (2) the geographic distribution of the issuer’s shareholder base; (3) the location of its headquarters; (4) the geographic distribution of its operations (in terms of assets and revenues); (5) the issuer’s history, and (6) the country with which investors associate the issuer. Each issuer and its securities are classified in only one country.

The Underlying Index, as of each rebalance, includes exchange-traded equity securities that, among other matters: (1) are issued by companies of selected emerging market countries; (2) are issued by companies comprising the top 85% (of the free float-adjusted market capitalization) for each country, subject to MSCI’s (“Index Provider”) investability screens; (3) meet certain minimum liquidity requirements; (4) have a free float-adjusted market capitalization equal to or higher than 50% of the universe’s minimum size requirement; and (5) meet certain Foreign Inclusion Factor (“FIF”) requirements, where FIF is defined as the proportion of shares outstanding that is available for purchase in the public equity markets by international investors.

As of May 31, 2019, the Underlying Index consisted of securities from issuers of the following countries: Argentina, Brazil, Chile, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but that Krane believes will help the Fund track the Underlying Index. These investments may include equity securities and depositary receipts of issuers whose securities are not components of the Underlying Index, derivative instruments (including swaps, futures, forwards, structured notes and options), other investment companies (including exchange traded funds or “ETFs”) and cash or cash equivalents (including money market funds). The other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will not purchase shares of an investment company if it would cause the Fund to (i) own more than 3% of such investment company’s voting shares; (ii) invest more than 5% of its total assets in such investment company; or (iii) invest more than 10% of its total assets in investment companies.

Although the Fund reserves the right to replicate (or hold all components of) the Underlying Index, the Fund expects to use representative sampling to track the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index.

KraneShares MSCI Emerging
Markets ex China Index ETF

To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of May 31, 2019, the Underlying Index included 703 securities of companies with a market capitalization range of approximately $97 million to $183.5 billion and an average market capitalization of approximately $5.12 billion. The largest country representations in the Underlying Index were South Korea (17.5%) and Brazil (15.95%). The largest sectors represented in the Underlying Index were the Financials sector (26.65%) and Information Technology sector (18.53%). The Underlying Index is rebalanced quarterly.

The Fund may engage in securities lending.

Principal Risks

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the value of its shares, including:

Emerging Markets Risk. The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown, and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

Geographic Focus Risk. The Fund’s investments are expected to be focused in a particular country, countries, or region to the same extent as the Underlying Index and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

Equity Securities Risk. The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities may be more volatile than other asset classes and are generally subordinate in rank to debt and other securities of the same issuer.

Foreign Securities Risk. Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations and political or economic instability. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. These factors could result in a loss to the Fund.

South Korea Risk. The Fund is susceptible to adverse market, political, regulatory and geographic events affecting South Korea. The South Korean economy is dependent on the economies of other Asian countries, especially China and Southeast Asia, and the United States as key trading partners. Furthermore, South Korea’s economy may be significantly affected by currency fluctuations and increasing competition from Asia’s other low-cost emerging economies. Also, tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate of South Korea.

KraneShares MSCI Emerging
Markets ex China Index ETF

Brazil Risk. Brazil has experienced economic instability resulting from, among other things, political corruption, periods of very high inflation, persistent structural public sector deficits and significant devaluations of its currency, leading also to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, fluctuations in commodity prices, significant public health concerns, and associated declines in tourism. Political tensions in Brazil have recently increased and may increase the risk of riots or other retaliatory actions and political dysfunction.

Currency Risk. The Fund’s net asset value (“NAV”) is determined on the basis of the U.S. dollar, therefore, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

Concentration Risk. The Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries. The securities of companies in an industry or group of industries could react similarly to market developments. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the principal risks described below.

Financials Sector Risk. The performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Information Technology Sector Risk. The value of stocks of information technology companies and companies that rely heavily on information technology is particularly vulnerable to rapid changes in information technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on information technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face delisting from the Exchange.

KraneShares MSCI Emerging
Markets ex China Index ETF

Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

International Closed Market Trading Risk. Because certain of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and stale pricing, resulting in the Fund trading at a discount or premium to NAV greater than those incurred by other ETFs.

New Fund Risk. The Fund is new and does not yet have shares outstanding. If the Fund does not grow large in size once it commences trading, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. Certain countries in which the Fund may invest may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash.

Small- and Mid-Capitalization Company Risk. Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. Since small and medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may be less liquid and more volatile. They may also be sensitive to (expected) changes in interest rates and earnings.

KraneShares MSCI Emerging
Markets ex China Index ETF

Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Passive Investment Risk. There is no guarantee that the Underlying Index will create the desired exposure and the Fund is not actively managed. It does not seek to “beat” the Underlying Index or take temporary defensive positions when markets decline. Therefore, the Fund may purchase or hold securities with current or projected underperformance.

Management Risk. The Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index. Therefore, the Fund is subject to the risk that Krane’s security selection process may not produce the intended results.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities and unable to invest in certain components of the Underlying Index due to regulatory constraints, trading suspensions, and legal restrictions imposed by foreign governments. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected.

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, such as raising interest rates, could cause volatility in global financial markets and negative sentiment, which could result in losses. Market developments may also cause the Fund’s investments to become less liquid and cause the Fund to encounter difficulties in timely honoring redemptions.

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Tax Risk. In order to qualify for the favorable tax treatment available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. The Fund’s investments in issuers whose control persons are not certain creates a risk that tax authorities may retrospectively deem the Fund to have failed the asset diversification requirements. If the Fund were to fail the favorable tax treatment requirements, it would be taxed in the same manner as an ordinary corporation, which would adversely affect its performance.

KraneShares MSCI Emerging
Markets ex China Index ETF

Depositary Receipts Risk. The Fund may hold the securities of foreign companies in the form of depositary receipts, including American Depositary Receipts and Global Depositary Receipts. Investing in depositary receipts entails the risks associated with foreign investments, such as fluctuations in foreign currency exchange rates and political and economic risks distinct from those associated with investing in the securities of U.S. issuers. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts.

Derivatives Risk. The use of derivatives (including swaps, futures, forwards, structured notes and options) involve risks, such as possible default by a counterparty, potential losses if markets do not move as expected, and the potential for greater losses than if these techniques had not been used. Investments in derivatives may expose the Fund to leverage, which may cause the Fund to be more volatile than if it had not been leveraged. By investing in derivatives, the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited loss. Derivatives may also be subject to valuation risk, which is the risk that valuation sources for the derivative will not be readily available in the market which is especially possible in times of market distress, during which market participants may be reluctant to purchase complex instruments or provide price quotes for them. In addition, derivatives can be difficult or impossible to sell at the time of and at the price desired by the seller.

Investments in Investment Companies Risk. The Fund may invest in other investment companies, including those that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane is subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the U.S. law.

Securities Lending Risk. To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Performance Information

Once the Fund has completed a full calendar year of operations, a bar chart and table will be included in this Prospectus that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance. Once available, the Fund’s current performance information will be available at www.kraneshares.com. Past performance does not necessarily indicate how the Fund will perform in the future.

KraneShares MSCI Emerging
Markets ex China Index ETF

Management

Investment Adviser

Krane Funds Advisors, LLC serves as the investment adviser to the Fund.

Portfolio Managers

Mark Schlarbaum, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of the Fund since the Fund’s inception. Jonathan Shelon, Chief Operating Officer of the Adviser, also serves as a portfolio manager. Mr. Shelon supports Mr. Schlarbaum and Krane’s investment team for the Fund and has been a portfolio manager of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 100,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

KraneShares MSCI Emerging
Markets ex China Index ETF

KraneShares MSCI One Belt One Road Index ETF

Investment Objective

The KraneShares MSCI One Belt One Road Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the price and yield performance of a specific foreign equity securities index. The Fund’s current index is the MSCI Global China Infrastructure Exposure Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table and Example below do not include the brokerage commissions or bid-ask spread that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.79%

*Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

KraneShares MSCI One
Belt One Road Index ETF

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Underlying Index, depositary receipts, including American depositary receipts (“ADRs”), representing such components and securities underlying depositary receipts in the Underlying Index. The Underlying Index is designed to track the equity market performance of listed companies with high revenue exposure to Chinese infrastructure development in a specified set of industries relevant to the Chinese government’s “One Belt, One Road” initiative, as determined by the provider of the Underlying Index, MSCI Inc. (“Index Provider”). The One Belt, One Road initiative supports interconnectedness between China and other Eurasian countries by making investments in areas that are expected to increase such interconnectedness, including new roads, enhanced infrastructure projects and improved communications networks among such countries. The Underlying Index may include securities included in the MSCI ACWI + Frontier Market IMI Index and MSCI China All Shares Index, but will exclude issuers from the Americas, developed European countries, Australia, Hong Kong, Japan, Korea and Taiwan.

The Underlying Index is modified so that as of each Underlying Index rebalance, 45% of the weight of the Underlying Index is allocated to Chinese issuers and 55% is allocated to issuers of other countries. Within these allocations, the issuers are weighted based on their free-float market capitalization, except that no country’s issuers (except for China) will represent more than 10% of the Underlying Index as of each Underlying Index rebalance. Although the Underlying Index may include the securities of small-cap, mid-cap and large-cap issuers, each issuer must meet a minimum market capitalization requirement to be included in the Underlying Index.

The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but that the Fund’s investment adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”), believes will help the Fund track the Underlying Index. These investments may include equity securities and depositary receipts of issuers whose securities are not components of the Underlying Index, derivative instruments (including swaps, futures, forwards, structured notes and options), other investment companies (including exchange traded funds or “ETFs”) and cash or cash equivalents (including money market funds). The other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will not purchase shares of an investment company if it would cause the Fund to (i) own more than 3% of such investment company’s voting shares; (ii) invest more than 5% of its total assets in such investment company; or (iii) invest more than 10% of its total assets in investment companies.

The following China-related securities may be included in the Underlying Index and/or represent investments of the Fund:

●	China A-Shares, which are shares of companies incorporated in mainland China that are traded on the Chinese exchanges and denominated in domestic renminbi. China A-Shares are primarily purchased and sold in the domestic Chinese market. To the extent the Fund invests in China A-Shares, it expects to do so through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”). A Renminbi Qualified Foreign Institutional Investor (“RQFII”) or Qualified Foreign Institutional Investor (“QFII”) license may also be acquired to invest directly in China A-Shares.

●	China B Shares, which are shares of companies listed on the Shanghai or Shenzhen Stock Exchange but quoted and traded in foreign currencies (such as Hong Kong Dollars or U.S. Dollars), which were primarily created for trading by foreign investors.

KraneShares MSCI One
Belt One Road Index ETF

●	China H Shares, which are shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange (“H-Shares”), where they are traded in Hong Kong dollars and may be traded by foreign investors.

●	China N Shares, which are shares of companies with business operations in mainland China and listed on an American stock exchange, such as NYSE or NASDAQ (“N-Shares”).

●	P-Chips, which are shares of private sector companies with a majority of their business operations in mainland China and controlling private Chinese shareholders, which are incorporated outside of mainland China and traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	Red Chips, which are shares of companies with a majority of their business operations in mainland China and controlled by the central, provincial or municipal governments of the PRC, whose shares are traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	S-Chips, which are shares of companies with business operations in mainland China and listed on the Singapore Exchange. S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda.

Although the Fund reserves the right to replicate (or hold all components of) the Underlying Index, the Fund expects to use representative sampling to track the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index.

As of May 31, 2019, the Underlying Index included 108 securities of companies with a total market capitalization of $304.7 billion, a capitalization range of approximately $585 million to $18.22 billion and an average market capitalization of approximately $2.82 billion. The largest country representations in the Underlying Index were China (43.98%) and Russia (11.74%).

The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of May 31, 2019, issuers in the Industrials sector (33.91%), Materials sector (32.91%) and Utilities sector (13.85%) represented significant portions of the Underlying Index. The Underlying Index is rebalanced quarterly.

The Fund may engage in securities lending.

Principal Risks

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the value of its shares, including:

Emerging Markets Risk. The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown, and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

KraneShares MSCI One
Belt One Road Index ETF

Frontier Markets Risk. Frontier market countries generally have smaller economies and less developed capital markets or legal, regulatory and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Concentration Risk. The Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries. The securities of companies in an industry or group of industries could react similarly to market developments. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the principal risks described below.

Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors. Government regulation will also affect the performance of investments in such industrials sector issuers, particularly aerospace and defense companies, which rely to a significant extent on government demand for their products and services. Transportation companies, another component of the industrials sector, are subject to sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

Materials Sector Risk. The materials sector may be adversely impacted by the volatility of commodity prices, exchange rates, depletion of resources, over-production, litigation and government regulations, among other factors.

Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected due to increases in commodity and operating costs, rising costs of financing capital construction and the cost of complying with government regulations, among other factors.

China Risk. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Further, the Chinese economy is heavily dependent upon trading with key partners. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

KraneShares MSCI One
Belt One Road Index ETF

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.

A-Shares Risk. A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Investments in A-Shares are made available to domestic Chinese investors and certain foreign investors, including those who have been approved as a QFII or a RQFII and through the Stock Connect Programs, which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and China-Japan Stock Connect. Investments by foreign investors in A-Shares are subject to various restrictions, regulations and limits. The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. The Fund may also gain exposure to A-Shares by investing in investments that provide exposure to A-Shares, such as other investment companies, or Krane may acquire a QFII or RQFII license to invest in A-Shares for the Fund. Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. This could cause volatility in the Fund’s share price and subject the Fund to a greater risk of trading halts.

Custody Risks. In accordance with Chinese regulations and the terms of a QFII or RQFII license, as applicable, and insofar as Krane acquires a QFII or RQFII license, A-Shares will be held in the joint names of the Fund and Krane. While Krane may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of Krane may assert that the securities are owned by Krane and that regulatory actions taken against Krane may affect the Fund. The risk is particularly acute in the case of cash deposited with a People’s Republic of China (“PRC”) sub-custodian (“PRC Custodian”) because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

Tax Risk. Per a circular (Caishui [2014] 79), the Fund is temporarily exempt from the Chinese tax on capital gains (“CGT”) on trading in A-Shares as a QFII or RQFII or the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect as of November 17, 2014, and the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect as of December 5, 2016. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. In addition, there is uncertainty as to the application and implementation of China’s value added tax to the Fund’s activities. The Fund reserves the right to establish a reserve for taxes which present uncertainty as to whether they will be assessed, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to these taxes, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax. Investors should note that such provision, if any, may be excessive or inadequate to meet actual tax liabilities (which could include interest and penalties) on the Fund’s investments. Any taxes imposed in connection with the Fund’s activities will be borne by the Fund. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

KraneShares MSCI One
Belt One Road Index ETF

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by government actors and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Although the RMB is not presently freely convertible, rather it is subject to the approval of the State Administration of Foreign Exchange (“SAFE”) and other relevant authorities, repatriations by RQFIIs or through the Stock Connect Programs are currently permitted daily and Chinese authorities have indicated their plans to move to a fully freely convertible RMB. There is no assurance, however, that repatriation restrictions will not be (re-)imposed in the future.

Stock Connect Program Risk. The Stock Connect Programs are subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A-Shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its positions. Only certain China A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Stock Connect Programs. Because the Stock Connect Programs are still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future.

Investments in China A-Shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. Because of the way in which China A-Shares are held in the Stock Connect Programs, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Chinese exchange becomes insolvent.

B-Shares Risk. The China B-Share market is generally smaller, less liquid and has a smaller issuer base than the China A-Share market. The issuers that compose the B-Share market include a broad range of companies, including companies with large, medium and small capitalizations. Further, the B-Shares market may behave very differently from other portions of the Chinese equity markets, and there may be little to no correlation between the performance of the two.

H-Shares Risk. H-Shares are foreign securities which, in addition to the risks described herein, are subject to the risk that the Hong Kong stock market may behave very differently from the mainland Chinese stock market. There may be little to no correlation between the performance of the Hong Kong stock market and the mainland Chinese stock market.

N-Shares Risk. N-Shares are securities of companies with business operations in mainland China and listed on an American stock exchange, such as the NYSE or NASDAQ. Because companies issuing N-Shares have business operations in China, they are subject to certain political and economic risks in China. The American stock market may behave very differently from the mainland Chinese stock market, and there may be little to no correlation between the performance of the two.

KraneShares MSCI One
Belt One Road Index ETF

P-Chip Companies Risk. P-Chip companies are often run by the private sector and have a majority of their business operations in mainland China. P-Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and may also be traded by foreigners. Because they are traded on the Hong Kong Stock Exchange, P-Chips are also subject to risks similar to those associated with investments in H Shares. They are also subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes.

Red Chip Companies Risk. Red Chip companies are controlled, either directly or indirectly, by the central, provincial or municipal governments of the PRC. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange and may also be traded by foreigners. Because Red Chip companies are controlled by various PRC governmental authorities, investing in Red Chips involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance of Red Chip companies. Red Chip companies may be less efficiently run and less profitable than other companies.

S-Chip Companies Risk. The Fund may invest in shares of companies with business operations in mainland China and listed on the Singapore Exchange (“S-Chips”). S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda. They are subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes. S-Chip companies may or may not be owned at least in part by a Chinese central, provincial or municipal government and be subject to the types of risks that come with such ownership described herein. There may be little or no correlation between the performance of the Singapore stock market and the mainland Chinese stock market.

Russia Risk. Russia has experienced political and economic turbulence during and since the collapse of the Soviet Union, and Russia’s government has been faced with the task of stabilizing and modernizing its economy. Investors in Russia have experienced significant losses due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital invested. The Russian economy is heavily dependent upon the export of a range of commodities including industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Foreign investors also face a high degree of currency risk when investing in Russian securities. Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. As a result of recent events, the United States and the European Union have imposed sanctions on certain Russian individuals and issuers. Russia may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of the Fund’s portfolio and potentially disrupt its operations.

Equity Securities Risk. The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities may be more volatile than other asset classes and are generally subordinate in rank to debt and other securities of the same issuer.

KraneShares MSCI One
Belt One Road Index ETF

Foreign Securities Risk. Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations and political or economic instability. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. These factors could result in a loss to the Fund.

Geographic Focus Risk. The Fund’s investments are expected to be focused in a particular country, countries, or region to the same extent as the Underlying Index and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

Currency Risk. The Fund’s net asset value (“NAV”) is determined on the basis of the U.S. dollar, therefore, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face delisting from the Exchange.

Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

International Closed Market Trading Risk. Because substantially all of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and stale pricing, resulting in the Fund trading at a discount or premium to NAV greater than those incurred by other ETFs.

KraneShares MSCI One
Belt One Road Index ETF

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

Small Fund Risk. The Fund is small and does not yet have a significant number of shares outstanding. Small funds are at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. Certain countries in which the Fund may invest may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash.

Small- and Mid-Capitalization Company Risk. Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. Since small and medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may be less liquid and more volatile. They may also be sensitive to (expected) changes in interest rates and earnings.

Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Passive Investment Risk. There is no guarantee that the Underlying Index will create the desired exposure and the Fund is not actively managed. It does not seek to “beat” the Underlying Index or take temporary defensive positions when markets decline. Therefore, the Fund may purchase or hold securities with current or projected underperformance.

KraneShares MSCI One
Belt One Road Index ETF

Management Risk. The Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index. Therefore, the Fund is subject to the risk that the Adviser’s security selection process may not produce the intended results.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities and unable to invest in certain components of the Underlying Index due to regulatory constraints, trading suspensions, and legal restrictions imposed by foreign governments. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected.

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, such as raising interest rates, could cause volatility in global financial markets and negative sentiment, which could result in losses. Market developments may also cause the Fund’s investments to become less liquid and cause the Fund to encounter difficulties in timely honoring redemptions.

High Portfolio Turnover Risk. The Fund may incur high turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Tax Risk. In order to qualify for the favorable tax treatment available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. The Fund’s investments in issuers whose control persons are not certain creates a risk that tax authorities may retrospectively deem the Fund to have failed the asset diversification requirements. If the Fund were to fail the favorable tax treatment requirements, it would be taxed in the same manner as an ordinary corporation, which would adversely affect its performance.

Depositary Receipts Risk. The Fund may hold the securities of foreign companies in the form of depositary receipts, including American Depositary Receipts and Global Depositary Receipts. Investing in depositary receipts entails the risks associated with foreign investments, such as fluctuations in foreign currency exchange rates and political and economic risks distinct from those associated with investing in the securities of U.S. issuers. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts.

Derivatives Risk. The use of derivatives (including swaps, futures, forwards, structured notes and options) involve risks, such as possible default by a counterparty, potential losses if markets do not move as expected, and the potential for greater losses than if these techniques had not been used. Investments in derivatives may expose the Fund to leverage, which may cause the Fund to be more volatile than if it had not been leveraged. By investing in derivatives, the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited loss. Derivatives may also be subject to valuation risk, which is the risk that valuation sources for the derivative will not be readily available in the market which is especially possible in times of market distress, during which market participants may be reluctant to purchase complex instruments or provide price quotes for them. In addition, derivatives can be difficult or impossible to sell at the time of and at the price desired by the seller.

KraneShares MSCI One
Belt One Road Index ETF

Investments in Investment Companies Risk. The Fund may invest in other investment companies, including those that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane is subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the U.S. law.

Securities Lending Risk. To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Performance Information

The following bar chart and table illustrate the variability of the Fund’s returns and indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by visiting www.kraneshares.com.

KraneShares MSCI One
Belt One Road Index ETF

As of June 30, 2019, the Fund’s calendar year-to-date total return was 9.37%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter Ended/Year
Highest Return	2.72%	09/30/2018
Lowest Return	-9.52%	6/30/2018

Average Annual Total Returns for the periods ended December 31, 2018

KraneShares MSCI One Belt One Road Index ETF	1 year	Since Inception (9-7-2017)
Return Before Taxes	-12.13%	-7.92%
Return After Taxes on Distributions	-12.57%	-8.29%
Return After Taxes on Distributions and Sale of Fund Shares	-7.19%	-6.29%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	-4.38%	3.27%
MSCI Global China Infrastructure Exposure Index (Net) (Reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)*	-11.84%	-7.03%

* The MSCI Global China Infrastructure Exposure Index (Net) reflects the reinvestment of any cash distributions after deduction of any withholding tax using the maximum rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns for the Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

KraneShares MSCI One
Belt One Road Index ETF

Management

Investment Adviser

Krane Funds Advisors, LLC serves as the investment adviser to the Fund.

Portfolio Manager

Mark Schlarbaum, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of the Fund since 2017. Jonathan Shelon, Chief Operating Officer of the Adviser, also serves as a portfolio manager of the Fund. Mr. Shelon supports Mr. Schlarbaum and Krane’s investment team for the Fund and has been a portfolio manager of the Fund since 2018. Mr. Schlarbaum will continue to serve as the Fund’s lead portfolio manager.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

KraneShares MSCI One
Belt One Road Index ETF

Additional Information About the Funds

Each of the policies described in this Prospectus, including each Fund’s investment objective and 80% policy, is a non-fundamental policy that may be changed by the Board of Trustees of the Trust without shareholder approval, but each Fund will provide 60 days’ prior written notice to shareholders (if it has any) of any change in its 80% policy. Certain fundamental policies of the Funds are set forth in the SAI.

The Funds seek to have a tracking error relative to the performance of their respective Underlying Indexes of less than five percent on an annualized basis.

Underlying Indexes

KraneShares Asia Robotics and Artificial Intelligence Index ETF (“KBOT”)

The Underlying Index is designed to measure the performance of equity exchange-listed securities of companies that are classified by FactSet as having an Asian country of risk and involved in, or exposed to, robotics and artificial intelligence (“AI”).

The Underlying Index draws constituents from the universe of companies in the FactSet Revere Business Industry Classification System (“RBICS”) sub-sectors that Solactive AG (“Index Provider”) has determined, based on fundamental research, provide robotics and AI products or services (e.g., semiconductor manufacturing, software, internet and data services). Using data and information from the public filings and disclosures of all companies in these sub-sectors (e.g., regulatory filings, earning transcripts, etc.), the Index Provider identifies the RBICS sub-industries most involved in, or exposed to, robotics and AI (“Robotics & AI Sub-Industries”). From the companies classified by RBICS as in the Robotics & AI Sub-Industries, the Underlying Index selects those that, based on RBICS data, derive at least 50% of their revenues from their Robotics & AI Sub-Industries activities.

Issuers eligible for inclusion in the Underlying Index must be classified by FactSet as having China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, Philippines, Singapore, South Korea, Thailand or Taiwan as their country of risk. FactSet determines an issuer’s country of risk based on an analysis of the country-specific business and economic factors most likely to influence it. The Chinese equity securities included in the Underlying Index may include China A-Shares available for investment through the Shanghai-Hong Kong Stock Connect or Shenzhen-Hong Kong Stock Connect Programs.

The Index Provider applies various screens so that the securities included in the Underlying Index, at the time of each rebalance: (1) are issued by companies with a minimum free float market capitalization of $100 million; (2) have been listed for at least one month and have a minimum average daily trading volume of $5 million as measured over the last one-month and six-month periods (or only for the one-month period for issuers conducting an initial public offering); and (3) have debt-to-equity ratios lower than 100%. Constituents of the Underlying Index are weighted as of each rebalance of the Underlying Index by their free float market capitalization, with the top 5 constituents assigned weights of 9%, 8%, 7%, 6%, and 5% respectively, and the remaining constituents capped at weights of 4.5%. The issuers included in the Underlying Index may include small-cap, mid-cap and large-cap companies.

As of May 31, 2019, the Robotics & AI Sub-Industries include: Industrial Robots and Robotic Assembly Line Makers, Diversified Semiconductors, General Factory Automation Makers, Lasers and Optical Instrument Manufacturing, Microprocessor (MPU) Semiconductors, Networking Semiconductors, Other Communications Semiconductors, Image Sensor and Image Capture Semiconductors, Video Multimedia Semiconductors, Other Specialized Semiconductors, Peripheral Semiconductors, Security and Identification Semiconductors, Programmable Logic Device Semiconductors, Household Robot Makers, Autonomous Drone Manufacturers, Autonomous Drone Parts Manufacturers, Web Search Sites and Software, Virtual Reality Design and Engineering Software, Home and Office Virtual Reality Software, Virtual Reality Equipment, Business Intelligence Software, Data Storage Drives and Peripherals, Disk Storage Systems, Closed Circuit Television (CCTV) Systems/Products, Productivity Software, and Multiple Industry-Specific Software.

The Underlying Index was launched on December 28, 2018, with a base date of June 19, 2013, and a base value of 1000. As of May 31, 2019, the Underlying Index included 48 securities of companies with a market capitalization range of approximately $116 million to $34 billion and an average market capitalization of approximately $4.5 billion and the largest sectors represented in the Underlying Index were Technology (79.8%) and Industrials (20.2%) sectors. As of May 31, 2019, the largest markets represented in the Underlying Index were China (54.4%), Taiwan (21.5%), and Japan (20.5%). The Underlying Index is reconstituted and rebalanced semi-annually and has two additional review dates to potentially include newly issued securities of issuers meeting the Underlying Index requirements. The foregoing information is subject to change.

The Underlying Index is provided by Solactive AG. The Index Provider is not affiliated with the Fund or Krane. The Index Provider determines the components and the relative weightings of the component securities in the Underlying Index. The Underlying Index was created for the Fund’s exclusive use. Additional information about the Underlying Index is available on the Index Provider’s website, www.solactive.com.

KraneShares Bosera MSCI China A Share ETF (“KBA”)

The Underlying Index reflects the large- and mid-cap Chinese renminbi (“RMB”)-denominated equity securities listed on the Shenzhen or Shanghai Stock Exchanges (“A Shares”) that are accessible through the Shanghai-Hong Kong Stock Connect or Shenzhen-Hong Kong Stock Connect Programs. The Underlying Index is calculated using China A Shares listings based on the offshore RMB exchange rate (commonly known as “CNH”). Underlying Index constituents are weighted by the security’s free-float adjusted market capitalization calculated based on MSCI’s Foreign Inclusion Factor (“FIF”) and subject to Foreign Ownership Limits (“FOLs”). The FIF of a security is defined as the proportion of shares outstanding that is available for investment in the public equity markets by foreign investors. The FOL of a security is defined as the proportion of share capital of the security that is available for purchase to foreign investors.

The Underlying Index was created on March 1, 2018, with a base value of 100 as of November 1, 2008. The Underlying Index is constructed and maintained under the MSCI Global Investable Market Indices (“GIMI”) Methodology. The MSCI GIMI methodology is a rules-based methodology used for the construction of the MSCI Global Equity Index series. As of May 31, 2019, the Underlying Index included 436 securities of companies with a market capitalization range of approximately $491 million to $48.5 billion and an average market capitalization of approximately $2.35 billion. As of May 31, 2019, issuers in the Financials sector (28.5%) represented a significant portion of the Underlying Index. The Underlying Index’s methodology and sector, industry, capitalization and other exposure is subject to change. The Underlying Index is rebalanced quarterly, but in certain circumstances, may continue to include a security no longer meeting the Underlying Index’s eligibility criteria to reduce turnover.

The Underlying Index is provided by MSCI, Inc. (“Index Provider”), a U.S. (Delaware) corporation. The Index Provider is not affiliated with the Fund, Krane or Bosera. Additional information about the Underlying Index is available on the Index Provider’s website, www.msci.com.

KraneShares CCBS China Corporate High Yield Bond USD Index ETF (“KCCB”)

The Underlying Index seeks to track the performance of outstanding high yield debt securities denominated in U.S. dollars issued by Chinese companies. For purposes of the Underlying Index, Chinese companies include companies that conduct the majority of their business activities in, are headquartered in or have the majority of their business assets, profits, or revenues in China or Hong Kong as determined by the index provider, Solactive, AG (“Index Provider”).

Securities included in the Underlying Index are available for investment through the U.S. dollar-denominated bond market and may be primarily traded in different markets around the world, including Asia and the United States. The securities eligible for inclusion in the Underlying Index include fixed interest rate securities, fixed-to-float and fixed-to-variable securities with one year or more until their conversion, pay-in-kind securities, and step-up-coupon securities. The Underlying Index is weighted according to the market value of the outstanding debt qualified for inclusion in the Underlying Index, except that it limits, as of each rebalance: (1) issuers engaged in the same economic sector from representing more than 40% of the Underlying Index; and (2) after applying the sector limit, the weight of any single issuer’s securities from exceeding 5% of the Underlying Index. The FactSet Revere Business Industry Classification system is used to determine the economic sector in which an issuer is engaged. If the weight of any sector exceeds 40% or any component exceeds 5%, the excess weight will be proportionally distributed among the remaining sectors or components, respectively, of the Underlying Index at each rebalance. At each rebalancing, coupon and other cash payments will be reinvested in the Underlying Index.

The issues that are eligible for inclusion in the Underlying Index, as of each rebalance, include those that are: (1) at least 40 days old; (2) have two to five years remaining until maturity or no maturity date; (3) are unrated by Fitch Ratings, Ltd. (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”) or have at least one rating by Fitch or Moody’s that is equal to or lower than BBB- or Baa3; (4) have not defaulted; (5) have a par value of at least $300 million; and (6) are issued by issuers with outstanding public debt securities with a value of at least $1 billion. The security with the highest yield to maturity will be included in the Underlying Index for issuers with more than one security that are eligible for inclusion in the Underlying Index or, if one or more securities of the same issuer have the same yield to maturity, the security with the highest amount outstanding will be included in the Underlying Index. In addition, if several tranches are available, private placement debt securities are preferred for inclusion in the Underlying Index.

The Underlying Index launched on August 30, 2017. The base value (the initial value assigned to the Underlying Index) of the Underlying Index was $1,000 as of January 31, 2014. The Underlying Index is constructed and maintained using a rules-based methodology. The Underlying Index is rebalanced quarterly. As of May 31, 2019, the Underlying Index included 65 issues. As of May 31, 2019, the credit ratings for the rated components in the Underlying Index ranged from BBB to below BBB-, as determined by Fitch or Moody’s or were unrated. As of May 31, 2019, issuers in the Financials sector represented a significant portion of the Underlying Index. The foregoing information is subject to change.

Solactive AG determines the components and the relative weightings of the component securities in the Underlying Index. The Underlying Index is provided by the Index Provider. The Index Provider is not affiliated with the Fund, Krane or CCBS. Additional information about the Underlying Index is available on the Index Provider’s website, www.solactive.com.

KraneShares CICC China Leaders 100 Index ETF (“KFYP”)

The Underlying Index includes the China A-Shares of 100 Chinese companies with high historical returns on equity, dividend yields and growth in net profits that have listed China A-Shares, as determined by the index provider, China Securities Index Co., Ltd (“CSI”). China A-Shares are Chinese renminbi (“RMB”)-denominated equity securities issued by companies incorporated in mainland China and listed on the Shenzhen or Shanghai Stock Exchanges.

The “Index Universe” of stocks that generally may be included in the Underlying Index is all Chinese companies that offer China A-Shares, except that certain China A-Shares will be excluded, such as those that have been listed for less than 500 trading days or are subject to trading suspensions. The Index Universe is screened to exclude stocks of companies with total assets that are less than total liabilities and to exclude stocks falling in the lowest 70% of their industry group, as classified by CSI’s industry classification system, in terms of operating revenue, average daily A-Share float value and average daily trading value during the year prior to the Underlying Index reconstitution. CSI then calculates the average return on equity of each remaining stock, adjusted for variability, during the 5 years prior to each Underlying Index reconstitution and removes the stocks in the bottom 50%. The 100 stocks with the highest average dividend yield and growth rate of net profits are then included in the Underlying Index, weighted according to free-float market capitalization with a cap to limit stocks of individual companies to no more than 5% of the index value.

As of May 31, 2019, the Underlying Index included 100 securities of companies with a market capitalization range of approximately $731,877,127.70 to $219,060,437,647.26 and had an average market capitalization of approximately $16,315,506,284.84. The Underlying Index is rebalanced and reconstituted semi-annually. As of May 31, 2019, the issuers in the Financials sector (50.07%), Consumer Staples sector (16.44%) and Industrials sector (10.84%) each represented a significant portion of the Underlying Index.

The Underlying Index was created and is maintained by CSI. CSI determines the components and the relative weightings of the component securities in the Underlying Index. CSI is not affiliated with the Fund or Krane. Additional information about the Underlying Index is available on the Index Provider’s website, www.csindex.com.cn.

KraneShares CSI China Internet ETF (“KWEB”)

The Underlying Index is designed to measure the equity market performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the Internet and Internet-related sectors and are listed outside of Mainland China. The index provider, China Securities Index Co., Ltd. (“Index Provider”), treats China-based companies as including companies that: (i) are incorporated in mainland China; (ii) have their headquarters in mainland China; or (iii) derive at least 50% of its revenue from goods produced or sold, or services performed, in mainland China. The Index Provider then removes securities that during the past year had a daily average trading value of less than $1,000,000 or a daily average market cap of less than $1 billion. China Internet Companies include, but are not limited to, companies that develop and market Internet software and/or provide Internet services; manufacture home entertainment software and educational software for home use; provide retail or commercial services primarily through the Internet; and develop and market mobile Internet software and/or provide mobile Internet services. Constituents of the Underlying Index are ranked by free-float market capitalization in U.S. Dollars and then weighted so that no constituent weighting exceeds 10% at each rebalance.

Securities included in the Underlying Index will generally be common stock issued by eligible companies. To be eligible for inclusion in the Underlying Index, securities must be tradeable to foreign investors without restrictions, such as H-Shares, Red Chips, and P-Chips. Securities may also be listed on U.S. exchanges and other foreign exchanges, subject to the Underlying Index’s selection criteria. Eligible securities are screened according to liquidity and listing requirements.

Component securities are market capitalization weighted and individual component weightings are capped on a semi-annual basis according to the Underlying Index methodology, with no individual component exceeding 10%. As of May 31, 2019, the Underlying Index was comprised of 51 securities of companies with a market capitalization range of approximately $73,148,809.53 to $395,960,036,006.58 and an average market capitalization of approximately $22,034,926,748.60. As of May 31, 2019, issuers in the Information Technology sector (52.31%) and Consumer Discretionary sector (29.98%) represented a significant portion of the Underlying Index. The foregoing information is subject to change. The Underlying Index is rebalanced and reconstituted semi-annually.

The Underlying Index was created and is maintained by CSI. The Index Provider is not affiliated with the Fund or Krane. The Index Provider determines the components and the relative weightings of the component securities in the Underlying Index. Additional information about the Underlying Index is available on the Index Provider’s website, www.csindex.com.cn.

KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF (“KBND”)

The Underlying Index seeks to track the performance of the Chinese on-shore renminbi (“RMB”)-denominated fixed-income market. The Underlying Index includes RMB-denominated fixed-income securities (“RMB Bonds”) issued into the China Interbank market and issued by: (1) the Chinese government and Chinese government-related entities, including certain Chinese policy banks, with par values of at least RMB 5 billion; and (2) corporations with par values of at least RMB 1.5 billion. The Underlying Index includes only debt that pays fixed interest rates. The weightings of the Underlying Index components are weighted so that, as of each reconstitution date: (1) RMB Bonds issued by the People’s Republic of China (“PRC”) represent approximately 25% of the weight of the Underlying Index; (2) RMB Bonds issued by policy banks (the Agricultural Development Bank of China, China Development Bank and Export-Import Bank of China) represent approximately 25% of the weight of the Underlying Index; and (3) RMB Bonds issued by corporations or other government-related entities represent approximately 50% of the Underlying Index, with the weight of any individual such issuer capped at 4.5%.

To qualify for inclusion in the Underlying Index as of each reconstitution, a component must be rated by Fitch Ratings, Ltd. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Financial Services LLC (“S&P”) as BBB-, Baa3 or BBB-, respectively, or higher. The following methodology will be used to determine a component’s rating: if three ratings are available, then the highest and lowest ratings will be disregarded and the middle rating will be used; if two ratings are available, then the lowest rating will be used; and if only one rating is available, then that rating is used. Bonds not rated by Fitch, Moody’s or S&P are excluded from the Underlying Index.

The following are excluded from the Underlying Index: floating rate and zero coupon securities, bonds with equity features (i.e. convertible bonds and warrants), derivatives, structured products, securitized bonds, private placements, retail bonds, inflation-linked bonds issued on the Shanghai and Shenzhen Stock Exchanges, bonds with a “Finance” sector classification and special bonds issued directly by the Ministry of Finance of the People’s Republic of China. Additionally, bonds issued by the following are excluded from the Underlying Index: Agricultural Bank of China, Bank of China, China Cinda Holdings Company, China Citic Bank International, China Construction Bank Corporation, China Huarong Asset Management and Industrial and Commercial Bank of China Limited.

The Underlying Index launched in October 2018 and is rebalanced monthly. The Underlying Index is provided by Bloomberg (doing business as Bloomberg Barclays, the “Index Provider”). The Index Provider is not affiliated with the Fund or Krane. The Index Provider determines the components and the relative weightings of the component securities in the Underlying Index. Additional information about the Underlying Index is available on the Index Provider’s website, www.bloomberg.com.

KraneShares E Fund China Commercial Paper ETF (“KCNY”)

The Underlying Index seeks to track the performance of high-grade on-shore renminbi (“RMB”)-denominated (or “CNY”) commercial paper that is issued by corporate issuers in the People’s Republic of China’s (“China” or the “PRC”) and traded in the Chinese Inter-bank Bond Market (“CIBM”). For purposes of the Underlying Index, high-grade commercial paper is commercial paper that is issued by an issuer whose long-term bonds are rated AAA or equivalent by a Chinese credit rating agency; or commercial paper that is rated at least A-1 or equivalent by a Chinese credit rating agency and is issued by an issuer whose long-term bonds are rated at least AA+ or equivalent by a Chinese credit rating agency. All constituents in the Underlying Index are unsecured bonds. To qualify for inclusion in the Underlying Index, commercial paper issue must have at least RMB 600 million outstanding and a remaining term to final maturity of no more than one year (365 days) and no less than one month. Index constituents are weighted based on current amounts outstanding.

Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the Underlying Index until the end of the month and then are removed as part of the Underlying Index’s rebalancing. Cash may earn interest but does not earn any reinvestment income while it is held in the Underlying Index. The Underlying Index is rebalanced monthly and reconstituted monthly. Issuers that meet the qualifying criteria of the Underlying Index are included for the following month. Issuers that no longer meet the Underlying Index’s criteria during the course of the month remain in the Underlying Index until the next rebalancing, at which point they are removed from the Underlying Index.

The Underlying Index was created for use by the Fund and launched in November 2014. The base value (the initial value assigned to the Underlying Index) of the Underlying Index was $100 as of December 31, 2007. The Underlying Index is constructed and maintained using a rules-based methodology. As of May 31, 2019, the issues included in the Underlying Index had an aggregate amount outstanding of approximately on-shore renminbi (“RMB”) of approximately 331 constituents. As of May 31, 2019, issuers in the Industrials sector (43.5%), Utilities sector (11.18%) and Materials sector (10.57%) represented significant portions of the Underlying Index. The foregoing information is subject to change.

The Underlying Index is provided by the Chinese Securities Index Co., Ltd (“CSI” or “Index Provider”). The Index Provider is not affiliated with the Fund or Krane. The Index Provider determines the components and the relative weightings of the component securities in the Underlying Index. Additional information about the Underlying Index is available on the Index Provider’s website, www.csindex.com.cn.

KraneShares Electric Vehicles and Future Mobility Index ETF (“KARS”)

The Underlying Index is designed to track the equity market performance of companies engaged in the production of electric vehicles or their components or engaged in other initiatives that may change the future of mobility, as determined by Solactive AG, the provider of the Underlying Index (“Index Provider”). This includes companies engaged in the production of electric vehicles, autonomous driving, shared mobility, lithium and/or copper production, lithium-ion/lead acid batteries, hydrogen fuel cell manufacturing and/or electric infrastructure.

Securities eligible for inclusion in the Underlying Index include those issued by companies classified by FactSet Revere Business Industry Classification as being engaged in one or more of the following sub-industries: car manufacturers, auto interior comfort/safety/electronics products, fuel cell equipment and technology providers, heavy-duty and high-end batteries manufacturing, video multimedia semiconductors, general analog and mixed signal semiconductors, web search sites and software, copper ore mining and other non-ferrous metals ore mining. Securities issued by companies in the fuel cell equipment and technology providers, heavy-duty and high-end batteries manufacturing, video multi-media semi-conductors and general analog and mixed signal semiconductors are generally eligible for inclusion in the Underlying Index so long as they meet the other requirements set forth below, but the Index Provider will apply additional screens to issuers engaged in the other eligible sub-industries. The issuers ultimately included in the Underlying Index may not necessarily derive a majority of their revenues or income from the electric vehicle business or other initiatives that may change the future of mobility, which may especially be true when an issuer is engaged in multiple lines of business.

Securities eligible for inclusion in the Underlying Index must be listed on a stock exchange in Australia, Austria, Belgium, Canada, China, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, United Kingdom, and United States and cannot be primarily traded over the counter. The issuers included in the Underlying Index may include small-cap, mid-cap and large-cap companies. Companies listed on the Shanghai or Shenzhen Stock Exchanges also need to be tradeable through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect programs in order to be eligible for inclusion in the Underlying Index. After assigning each security to a certain country, the securities are divided on a sub-industry level into an Emerging Market basket and a Developed Market basket. Within each of the two baskets, companies are ranked according to their Research and Development (“R&D”) to Sales Ratio and only the top 5 companies in each of these baskets are eligible for inclusion into the index. On top, companies within the subindustry Car Manufactures that are domiciled in Germany are always eligible for inclusion whereas companies domiciled in Italy are not eligible for inclusion into the index. Apart from the above rules the following three stocks are in general eligible for inclusion into the index as long as they fulfill the Underlying Index’s listing and liquidity criteria: Albermale Corporation, FMC Corporation and Quimica Y Minera Chil-SP ADR.

The Index Provider applies various screens, including so that the securities included in the Underlying Index, at the time of each rebalance: (1) are issued by companies with a minimum market capitalization of $500 million and (2) have a minimum average daily trading volume of $5 million as measured over the last one-month and six-month periods. Constituents of the Underlying Index are ranked by market capitalization and then weighted as follows:

●	When the total number of constituents in the Underlying Index is above or equal to 50, the ten largest companies will each receive a weight of 3.5%, the next ten largest companies will each receive a weight of 2.0% and the next ten largest companies will each receive a weight of 1.5%. The remaining constituents are then weighted equally so that the sum of the constituents in the Underlying Index equals 100%.

●	When the total number of constituents in the Underlying Index is above or equal to 40 but less than 50, the ten largest companies will each receive a weight of 4.0%, the next ten largest companies will each receive a weight of 2.5% and the next ten largest companies will each receive a weight of 2.0%. The remaining constituents are then weighted equally so that the sum of the constituents in the Underlying Index equals 100%.

●	When the total number of constituents in the Underlying Index is above or equal to 30 but less than 40, the ten largest companies will each receive a weight of 4.5% and the next ten largest companies will each receive a weight of 3.0%. The remaining constituents are then weighted equally so that the sum of the constituents in the Underlying Index equals 100%.

●	When the total number of constituents in the Underlying Index is less than 30, the companies are weighted equally so that the sum of the constituents in the Underlying Index equals 100%.

The Underlying Index was launched on January 8, 2018 with a base date of March 20, 2012, and a base value of 100. The Underlying Index is rebalanced quarterly. As of May 31, 2019, the Underlying Index included 59 securities of companies with a market capitalization range of approximately $474 million to $331 billion and an average market capitalization of approximately $18 billion. As of May 31, 2019, issuers in the Technology sector (43%), Consumer Durables sector (25%) and Industrials sector (24%) represented significant portions of the Underlying Index and the largest markets represented in the Underlying Index were the United States (42%), China (21%) and Germany (13%). The foregoing information is subject to change.

The Underlying Index is provided by Solactive AG. The Index Provider is not affiliated with the Fund or Krane. The Index Provider determines the components and the relative weightings of the component securities in the Underlying Index. The Underlying Index was created for the Fund’s exclusive use. Additional information about the Underlying Index is available on the Index Provider’s website, www.solactive.com.

KraneShares Emerging Markets Consumer Technology Index ETF (“KEMQ”)

The Underlying Index is composed of the equity securities of the 50 companies with the largest market capitalization that are headquartered in selected emerging market and frontier countries and focuses on issuers engaged in the consumer or technology sectors that meet the Underlying Index’s requirements. If fewer than 50 companies are eligible for inclusion in the Underlying Index, the Underlying Index will be composed of the number of components that do meet the Underlying Index’s requirements. Issuers headquartered in the following jurisdictions are eligible for inclusion in the Underlying Index: Argentina, Brazil, Chile, China, Colombia, Cyprus, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Mexico, Malaysia, Peru, the Philippines, Poland, Puerto Rico, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. The Underlying Index excludes stocks whose primary listing exchange is the Shanghai or the Shenzhen Stock Exchange or that are primarily traded over the counter.

Issuers eligible for inclusion in the Underlying Index must be classified under the FactSet Revere Business Industry Classification system or FactSet Standard Classification system as engaged in one or more industries or sub-industries identified by the Underlying Index as being consumer technology oriented. Such industries and sub-industries currently include the following: Administrative Software and Services, Aerospace and Defense IT Services, Business Intelligence Software, Colocation and Data Center Services, Communications Infrastructure Software, Consumer Content Providers, Customer Premises Network Security Equipment, Customer Relationship Management Software, Educational Software, Electronic Components Distributors, Electronic Transaction Processing/Clearinghouses, Enterprise Resource Planning Software, Gaming Industries, General Carrier Edge and Access Equipment, General Communications Equipment, Handheld and Smart Phone Software, Handheld/Smart Phone Games Software, Information and News Content Providers and Sites, Internet Retail, Internet Software/Services, Internet Support Services, Mixed International Telecommunications Services, Multi-Type Home and Office Software, Network Infrastructure Software, Online Game Websites and Software, Online Marketing and Advertising Support Services, Other Educational Services, Other Enterprise Management Software, Travel Agencies, Video Entertainment and Programming Providers, and Web-Related Content Providers.

The Underlying Index components will be ranked according to their market capitalization. The components are then divided into three groups and will receive the following weights based on their market capitalization rankings:

Rank	Weight
1 to 10	3.5%
11 to 30	2.5%
31 to 50	0.75%

If the number of components is below 50 on the rebalance date, the weight of each component will be rescaled proportionally so that the sum of all components’ weights is equal to 100%. To be included in the Underlying Index, a stock must have had a minimum average daily trade value of $1 million for the three months prior to each reconstitution and a minimum market capitalization of $500 million as of each reconstitution. The Underlying Index launched on August 23, 2017 with a base date of June 13, 2012, and a base value of 100. The Underlying Index is rebalanced annually in June and reconstituted on an IPO Adjustment Day in March, September and December. In addition, the Underlying Index may be adjusted quarterly to account for initial public offerings that make a security eligible for inclusion in the Underlying Index. As of May 31, 2019, the Underlying Index was comprised of 49 securities of companies with a market capitalization range of approximately $439 million to $395 billion and an average market capitalization of approximately $24 billion and the largest markets represented in the Underlying Index were China (38%) and South Korea (22.41%). As of May 31, 2019, issuers in the Technology sector (57.99%), Consumer Services sector (34.05%) and Industrials sector (5.8%) represented significant portions of the Underlying Index. The foregoing information is subject to change.

Solactive (the “Index Provider”) determines the components and the relative weightings of the component securities in the Underlying Index. The Underlying Index is rebalanced annually. In addition, the Underlying Index may be adjusted quarterly to account for initial public offerings. The Index Provider is not affiliated with the Fund or Krane. Additional information about the Underlying Index and Index Provider is available on the Index Provider’s website, www.solactive.com.

KraneShares Emerging Markets Healthcare Index ETF (“KMED”)

The Underlying Index is a free float adjusted market capitalization weighted index (subject to the modifications described below) designed to track the equity market performance of emerging market companies engaged in the healthcare business. Securities eligible for inclusion in the Underlying Index include those issued by companies classified by FactSet Revere Business Industry Classification (“FactSet”) as being engaged in the health technology or health services industries. The types of companies that may be included in the Underlying Index include those engaged in the pharmaceuticals, biotechnology, medical specialties, managed health care, hospital/nursing management, medical/nursing services and services to the health industry businesses. Emerging market companies include those that are classified by the provider of the Underlying Index, Solactive AG (“Index Provider”), as having one of the following countries of risk: Brazil, Chile, China, Czech Republic, Colombia, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Thailand, Turkey or United Arab Emirates. An issuer’s country of risk is determined based upon FactSet data and is based upon factors such as the location of management, country of domicile, country of listing, primary exchange, sales, revenues and currency exposures. Shares listed locally in the United Arab Emirates are generally not eligible for inclusion in the Underlying Index. The Underlying Index may include small-cap, mid-cap and large-cap companies.

The Underlying Index applies the following screens so that the securities eligible for inclusion in the Underlying Index, at the time of the index selection day: (1) are issued by companies with a minimum market capitalization of $1 billion (or $5 billion in the case of China A-Shares); (2) have a minimum average daily trading volume of $1 million as measured over the last month and six month periods; (3) must have traded on 90% of the eligible trading days over the last six months; and (4) trade at a price below $10,000 per share. If the stock does not have a trading history of six months, the stock must have started trading at least three months before being added to the Underlying Index and must have traded on 90% of the eligible trading days during such time.

The Underlying Index is weighted according to each component’s free-float adjusted market capitalization, but is modified so that, as of the rebalance date, no issuer constitutes more than 4.5% of the Underlying Index and the issuers of any one country do not constitute more than 45% of the Underlying Index. Any excess weights will be redistributed pro rata among the other index constituents. The Underlying Index includes only securities of issuers that have a free float market capitalization of 10% or more of their total market capitalization. Free-float market capitalization is calculated by multiplying a security’s price by the number of shares available in the market, rather than the total number of shares outstanding. China A-Shares eligible for inclusion in the Underlying Index must be tradeable through the Shanghai-Hong Kong Stock Connect Program or Shenzhen-Hong Kong Stock Connect Program. The Underlying Index will not remove certain securities that no longer qualify for initial inclusion in certain scenarios to reduce the Underlying Index’s turnover.

The Underlying Index was launched on January 8, 2018 with a base date of March 20, 2012, and a base value of 100. The Underlying Index is rebalanced semi-annually. As of May 31, 2019, the Underlying Index included 67 securities of companies with a market capitalization range of approximately $843 million to $39 billion and a weighted average market capitalization of approximately $9.42 billion and the largest markets represented in the Underlying Index were China (27.56%) and South Korea (21.32%). The Underlying Index is rebalanced semi-annually. The Underlying Index includes securities of issuers engaged in the healthcare sector, but its exposure to the industries within that sector are not fixed and subject to change. The foregoing information is subject to change.

The Underlying Index is provided by Solactive AG. The Index Provider is not affiliated with the Fund or Krane. The Index Provider determines the components and the relative weightings of the component securities in the Underlying Index. The Underlying Index was created for the Fund’s exclusive use. Additional information about the Underlying Index is available on the Index Provider’s website, www.solactive.com.

KraneShares MSCI All China Consumer Discretionary Index ETF (“KBUY”)

The Underlying Index is a free float adjusted market capitalization weighted index (subject to the modifications described below) designed to track the equity market performance of Chinese companies engaged in the consumer discretionary sector. The securities eligible for inclusion in the Underlying Index include all types of publicly issued shares of Chinese issuers, such as A-Shares, B-Shares, H-Shares, P-Chips and Red Chips, which are described below. Issuers eligible for inclusion must be classified under the Global Industry Classification Standard as engaged in the consumer discretionary sector. The issuers included in the Underlying Index may include mid-cap and large-cap companies.

To determine the investable universe of Chinese equity securities for the Underlying Index, the index provider, MSCI, Inc. (“Index Provider”), applies investibility screens to individual securities within the consumer discretionary sector based on the MSCI Global Investable Market Indexes Methodology, along with MSCI’s investability and minimum size criteria for emerging markets. The Index Provider applies these investibility screens so that the securities eligible for inclusion in the Underlying Index, at the time of each rebalance, must, among other things: (1) come from issuers comprising the top 85% (based on market capitalization) of the investable equity universe and (2) meet certain minimum liquidity requirements as measured by their three-month and 12-month annual traded value ratios and three-month frequency of trading percentage over the course of the prior year.

The Underlying Index is weighted according to each component’s free-float adjusted market capitalization, which is calculated based on the component’s price multiplied by its Foreign Inclusion Factor (“FIF”), but is modified so that, as of the rebalance date, no issuer constitutes more than 10% of the Underlying Index and so that the cumulative weight of all components with a weight of over 5% does not exceed 40% of the Underlying Index (“10/40 Cap”). The FIF of a security is defined as the proportion of shares outstanding that is available for investment in the public equity markets by foreign investors. For China A-Shares, an FIF of 100% is applied to their free-float adjusted market capitalization for calculating their final weight in the Underlying Index which may be different from other foreign indices. Finally, for securities that are subject to foreign ownership limits, the proportion of shares available to foreign investors must be at least 15% for the component to be eligible for inclusion in the Underlying Index.

The Underlying Index was launched on October 25, 2017 with a base date of May 29, 2009, and a base value of 1000. The Underlying Index is rebalanced quarterly and whenever the 10/40 cap is breached, which may occur due to market movements. As of May 31, 2019, the Underlying Index included 67 securities of companies with a market capitalization range of approximately $947 million to $37.4 billion and an average market capitalization of approximately $6.75 billion. The Underlying Index includes securities of issuers engaged in the consumer discretionary sector, but its exposure to the industries within that sector are not fixed and subject to change. The foregoing information is subject to change.

The Underlying Index is provided by MSCI Inc. (the “Index Provider”). The Index Provider is not affiliated with the Fund or Krane. Additional information about the Underlying Index is available on the Index Provider’s website, www.msci.com.

KraneShares MSCI All China Consumer Staples Index ETF (“KSTP”)

The Underlying Index is a free float adjusted market capitalization weighted index (subject to the modifications described below) designed to track the equity market performance of Chinese companies engaged in the consumer staples sector. The securities eligible for inclusion in the Underlying Index include all types of publicly issued shares of Chinese issuers, such as A-Shares, B-Shares, H-Shares, P-Chips and Red Chips, which are described below. Issuers eligible for inclusion must be classified under the Global Industry Classification Standard as engaged in the consumer staples sector. The issuers included in the Underlying Index may include mid-cap and large-cap companies.

To determine the investable universe of Chinese equity securities for the Underlying Index, the index provider, MSCI, Inc. (“Index Provider”), applies investibility screens to individual securities within the consumer staples sector based on the MSCI Global Investable Market Indexes Methodology, along with MSCI’s investability and minimum size criteria for emerging markets. The Index Provider applies these investibility screens so that the securities eligible for inclusion in the Underlying Index, at the time of each rebalance, must, among other things: (1) come from issuers comprising the top 85% (based on market capitalization) of the investable equity universe and (2) meet certain minimum liquidity requirements as measured by their three-month and 12-month annual traded value ratios and three-month frequency of trading percentage over the course of the prior year.

The Underlying Index is weighted according to each component’s free-float adjusted market capitalization, which is calculated based on the component’s price multiplied by its Foreign Inclusion Factor (“FIF”), but is modified so that, as of the rebalance date, no issuer constitutes more than 10% of the Underlying Index and so that the cumulative weight of all components with a weight of over 5% does not exceed 40% of the Underlying Index (“10/40 Cap”). The FIF of a security is defined as the proportion of shares outstanding that is available for investment in the public equity markets by foreign investors. For China A-Shares, an FIF of 100% is applied to their free-float adjusted market capitalization for calculating their final weight in the Underlying Index which may be different from other foreign indices. Finally, for securities that are subject to foreign ownership limits, the proportion of shares available to foreign investors must be at least 15% for the component to be eligible for inclusion in the Underlying Index.

The Underlying Index was launched on October 25, 2017 with a base date of November 30, 2012, and a base value of 1000. The Underlying Index is rebalanced quarterly and whenever the 10/40 cap is breached, which may occur due to market movements. As of May 31, 2019, the Underlying Index included 46 securities of companies with a market capitalization range of approximately $840 million to $16.85 billion and an average market capitalization of approximately $4.01 billion. The Underlying Index includes securities of issuers engaged in the consumer staples sector, but its exposure to the industries within that sector are not fixed and subject to change. The foregoing information is subject to change.

The Underlying Index is provided by MSCI Inc. (the “Index Provider”). The Index Provider is not affiliated with the Fund or Krane. Additional information about the Underlying Index is available on the Index Provider’s website, www.msci.com.

KraneShares MSCI All China Health Care Index ETF (“KURE”)

The Underlying Index is a free float adjusted market capitalization weighted index (subject to the modifications described below) designed to track the equity market performance of Chinese companies engaged in the healthcare sector. The securities eligible for inclusion in the Underlying Index include all types of publicly issued shares of Chinese issuers, such as A-Shares, B-Shares, H-Shares, P-Chips and Red Chips, which are described below. Issuers eligible for inclusion must be classified under the Global Industry Classification Standard as engaged in the healthcare sector. The issuers included in the Underlying Index may include mid-cap and large-cap companies.

To determine the investable universe of Chinese equity securities for the Underlying Index, the index provider, MSCI, Inc. (“Index Provider”), applies investibility screens to individual securities within the healthcare sector based on the MSCI Global Investable Market Indexes Methodology, along with MSCI’s investability and minimum size criteria for emerging markets. The Index Provider applies these investibility screens so that the securities eligible for inclusion in the Underlying Index, at the time of each rebalance, must, among other things: (1) come from issuers comprising the top 85% (based on market capitalization) of the investable equity universe and (2) meet certain minimum liquidity requirements as measured by their three-month and 12-month annual traded value ratios and three-month frequency of trading percentage over the course of the prior year.

The Underlying Index is weighted according to each component’s free-float adjusted market capitalization, which is calculated based on the component’s price multiplied by its Foreign Inclusion Factor (“FIF”), but is modified so that, as of the rebalance date, no issuer constitutes more than 10% of the Underlying Index and so that the cumulative weight of all components with a weight of over 5% does not exceed 40% of the Underlying Index (“10/40 Cap”). The FIF of a security is defined as the proportion of shares outstanding that is available for investment in the public equity markets by foreign investors. For China A-Shares, an FIF of 100% is applied to their free-float adjusted market capitalization for calculating their final weight in the Underlying Index which may be different from other foreign indices. Finally, for securities that are subject to foreign ownership limits, the proportion of shares available to foreign investors must be at least 15% for the component to be eligible for inclusion in the Underlying Index.

The Underlying Index was launched on October 25, 2017 with a base date of November 30, 2012, and a base value of 1000. The Underlying Index is rebalanced quarterly and whenever the 10/40 cap is breached, which may occur due to market movements. As of May 31, 2019, the Underlying Index included 70 securities of companies with a market capitalization range of approximately $583 million to $11.95 billion and an average market capitalization of approximately $1.82 billion. The Underlying Index includes securities of issuers engaged in the healthcare sector, but its exposure to the industries within that sector are not fixed and subject to change. The foregoing information is subject to change.

The Underlying Index is provided by MSCI Inc. (the “Index Provider”). The Index Provider determines the components and the relative weightings of the component securities in the Underlying Index. The Index Provider is not affiliated with the Fund or Krane. Additional information about the Underlying Index is available on the Index Provider’s website, www.msci.com.

KraneShares MSCI All China Index ETF (formerly, KraneShares FTSE Emerging Markets Plus ETF) (“KALL”)

The Underlying Index is a free float adjusted market capitalization weighted index (subject to the modifications described below) designed to track the performance of Chinese exchange-listed equity securities. The securities eligible for inclusion in the Underlying Index include all types of publicly issued shares of Chinese issuers, such as A-Shares, B-Shares, H-Shares, P-Chips, and Red Chips, which are described below. The issuers included in the Underlying Index may include mid-cap and large-cap companies.

To determine the investable universe of Chinese equity securities for the Underlying Index, the index provider, MSCI, applies investibility screens to individual securities based on the MSCI Global Investable Market Indexes Methodology, along with MSCI’s investability and minimum size criteria for emerging markets. China A and B-shares listed on the Shanghai or Shenzhen Stock Exchanges with a “ST” or “*ST” (special treatment) status and listed in the US that result from reverse mergers (in which a private company acquires a public company to bypass the process of going public) are excluded from the Underlying Index.

The Underlying Index is weighted according to each component’s free-float adjusted market capitalization, which is calculated based on the component’s price multiplied by its Foreign Inclusion Factor (“FIF”). The FIF of a security is defined as the proportion of shares outstanding that is available for investment in the public equity markets by foreign investors. For China A-Shares, an FIF of 100% is applied to their free-float adjusted market capitalization for calculating their final weight in the Underlying Index, which may be different from other foreign indices. Finally, for securities that are subject to foreign ownership limits, the proportion of shares available to foreign investors must be at least 15% for the component to be eligible for inclusion in the Underlying Index.

The Underlying Index was launched on June 26, 2014 with a base date of November 25, 2008, and a base value of 1,000. The Underlying Index is rebalanced quarterly. As of May 31, 2019, the Underlying Index included 693 securities of companies with a market capitalization range of approximately $494 million to $237.5 billion and an average market capitalization of approximately $3.74 billion. As of May 31, 2019, issuers in the Financials sector (24.71%) and Consumer Discretionary sector (16.78%) represented significant portions of the Underlying Index. The foregoing information is subject to change.

The Underlying Index is provided by MSCI Inc. (the “Index Provider”). The Index Provider is not affiliated with the Fund or Krane. The Index Provider determines the components and the relative weightings of the component securities in the Underlying Index. Additional information about the Underlying Index is available on the Index Provider’s website, www.msci.com.

KraneShares MSCI China A Hedged Index ETF (“KBAH”)

The Underlying Index reflects the large- and mid-cap Chinese renminbi (“RMB”)-denominated equity securities listed on the Shenzhen or Shanghai Stock Exchanges (“A-Shares”) that are accessible through the Shanghai-Hong Kong Stock Connect or Shenzhen-Hong Kong Stock Connect Programs. The Underlying Index is calculated using China A-Shares listings based on the offshore RMB exchange rate (commonly known as “CNH”). Underlying Index constituents are weighted by the security’s free-float adjusted market capitalization calculated based on MSCI’s Foreign Inclusion Factor (“FIF”) and subject to Foreign Ownership Limits (“FOLs”). The FIF of a security is defined as the proportion of shares outstanding that is available for investment in the public equity markets by foreign investors. The FOL of a security is defined as the proportion of share capital of the security that is available for purchase to foreign investors.

The Underlying Index applies a published one-month currency forward rate to the Fund’s total RMB exposure to adjust the value of the RMB against the U.S. dollar. The Fund intends to enter into forward currency contracts or futures contracts to effectuate the hedging strategy embedded in the Underlying Index. Although the hedged nature of the Underlying Index is designed to minimize the impact of currency fluctuations on returns, it does not eliminate the Fund’s exposure to the RMB.

The Underlying Index was created on March 1, 2018, with a base value of 100 as of November 1, 2008. The Underlying Index is constructed and maintained under the MSCI Global Investable Market Indices (“GIMI”) Methodology. The MSCI GIMI methodology is a rules-based methodology used for the construction of the MSCI Global Equity Index series. As of May 31, 2019, the Underlying Index included 436 securities of companies with a market capitalization range of approximately $491 million to $48.5 billion and an average market capitalization of approximately $2.35 billion. As of May 31, 2019, issuers in the Financials sector (28.5%) represented significant portions of the Underlying Index. The Underlying Index’s methodology and sector, industry, capitalization and other exposure is subject to change. The Underlying Index is rebalanced quarterly, but in certain circumstances, may continue to include a security no longer meeting the Underlying Index’s eligibility criteria to reduce turnover.

The Underlying Index is provided by MSCI, Inc. (“Index Provider”), a U.S. (Delaware) corporation. The Index Provider is not affiliated with the Fund or Krane. The Index Provider determines the components and the relative weightings of the component securities in the Underlying Index. Additional information about the Underlying Index is available on the Index Provider’s website, www.msci.com.

KraneShares MSCI China Environment Index ETF (“KGRN”)

The Underlying Index is a modified, free float adjusted market capitalization weighted index (subject to the modifications below) designed to track the equity market performance of Chinese companies that derive at least a majority of their revenues from environmentally beneficial products and services, as determined by MSCI Inc., the Index Provider. The eligible universe for the Underlying Index starts with all of the securities of Chinese issuers included in the MSCI ACWI IMI Investable Market Index and is then screened to: (1) remove issuers that faced severe ESG controversies in the three years prior to reconstitution or are involved in a controversial weapons business; and (2) include only issuers that derive 50% or more of their revenue from the following:

●	Alternative Energy – Products, services, or infrastructure projects supporting the development or delivery of renewable energy and alternative fuels.

●	Energy Efficiency – Products, services, infrastructure, or technologies that proactively address the growing global demand for energy while minimizing effects on the environment.

●	Sustainable Water – Products, services, and projects that attempt to resolve water scarcity and water quality issues, including minimizing and monitoring current water use and demand increases, improving the quality of water supply, and improving the availability and reliability of water.

●	Green Building – Building material suppliers; home builders; or property managers that directly support and have a confirmed commitment to achieving sustainable building standards (e.g. LEED, Energy Star Homes, or other recognized standards of sustainable building) for all new construction.

●	Pollution Prevention – Products services, or projects focused on pollution prevention; waste minimization or recycling, as a means of alleviating the burden of unsustainable waste generation.

Issuers are then evaluated for the level of involvement in and strategic commitment to these five categories. The issuers included in the Underlying Index may include small-cap, mid-cap, and large-cap companies. The Underlying Index will not remove certain securities that no longer qualify for initial inclusion in certain scenarios to reduce the Underlying Index’s turnover. The Underlying Index is modified so that, as of the rebalance date, no issuer constitutes more than 10% of the Underlying Index and so that the cumulative weight of all components with a weight of over 5% does not exceed 40% of the Underlying Index.

Free-float market capitalization is calculated by multiplying a security’s price by the number of shares available in the market, rather than the total number of shares outstanding. The Underlying Index was launched on August 23, 2017 with a base date of May 29, 2015, and a base value of 1000. As of May 31, 2019, the Underlying Index included 40 securities of companies with a market capitalization range of approximately $100 million to $3.72 billion and an average capitalization of approximately $1.03 billion. As of May 31, 2019, issuers in the Industrials sector (27.49%), Real Estate sector (21.09%), Utilities sector (20.67%), and Information Technology sector (17.33%) represented significant portions of the Underlying Index. The foregoing information is subject to change.

The Underlying Index is rebalanced quarterly. The Underlying Index is provided by MSCI Inc. (the “Index Provider”) and constituent selection will be based on data provided by MSCI ESG Research. The Index Provider is not affiliated with the Fund or Krane Funds Advisors, LLC (“Krane” or “Adviser”). The Index Provider determines the components and the relative weightings of the component securities in the Underlying Index. Additional information about the Underlying Index is available on the Index Provider’s website, www.msci.com.

KraneShares MSCI Emerging Markets ex China Index ETF (“KEMX”)

The Underlying Index is based on the MSCI Emerging Markets Index (“universe”), but excludes the securities of Chinese issuers. The Underlying Index generally classifies an issuer as coming from a particular country based on where it is incorporated and where its stock is primarily listed. When an issuer’s securities are primarily listed outside of its country of incorporation, the Underlying Index also considers the following factors, among others, in determining where the issuer is from: (1) the secondary listings, if any, of the issuer’s securities; (2) the geographic distribution of the issuer’s shareholder base; (3) the location of its headquarters; (4) the geographic distribution of its operations (in terms of assets and revenues); (5) the issuer’s history, and (6) the country with which investors associate the issuer. Each issuer and its securities are classified in only one country.

The Underlying Index, as of each rebalance, includes exchange-traded equity securities that, among other matters: (1) are issued by companies of selected emerging market countries; (2) are issued by companies comprising the top 85% (of the free float-adjusted market capitalization) for each country, subject to MSCI’s (“Index Provider”) investability screens; (3) meet certain minimum liquidity requirements; (4) have a free float-adjusted market capitalization equal to or higher than 50% of the universe’s minimum size requirement; and (5) meet certain Foreign Inclusion Factor (“FIF”) requirements, where FIF is defined as the proportion of shares outstanding that is available for purchase in the public equity markets by international investors.

The Underlying Index was launched on March 9, 2017, with a base date of February 1, 2004, and a base value of 100. As of May 31, 2019, the Underlying Index consisted of securities from issuers of the following countries: Argentina, Brazil, Chile, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

As of May 31, 2019, the Underlying Index included 703 securities of companies with a market capitalization range of approximately $97 million to $183.5 billion and an average market capitalization of approximately $5.12 billion. The largest country representations in the Underlying Index were South Korea (17.5%) and Brazil (15.95%). The largest sectors represented in the Underlying Index were the Financials sector (26.65%) and Information Technology sector (18.53%). The Underlying Index is rebalanced quarterly, but in certain circumstances, may continue to include a security no longer meeting the Underlying Index’s eligibility criteria to reduce turnover.

The Underlying Index is provided by MSCI, Inc. (“Index Provider”), a U.S. (Delaware) corporation. The Index Provider is not affiliated with the Fund or Krane. The Index Provider determines the components and the relative weightings of the component securities in the Underlying Index. Additional information about the Underlying Index is available on the Index Provider’s website, www.msci.com.

KraneShares MSCI One Belt One Road Index ETF (“OBOR”)

The Underlying Index is designed to track the equity market performance of companies with high revenue exposure to Chinese infrastructure development in a specified set of industries, as determined by the provider of the Underlying Index, MSCI Inc. (“Index Provider”), relevant to what has become known as China’s “One Belt, One Road” initiative, which is a strategy and framework adopted by the Chinese government that will emphasize interconnectedness and cooperation between China and other Eurasian countries. The Underlying Index may include developed, emerging and frontier market issuers. To be eligible for inclusion: (1) Chinese issuers must be classified by GICS as falling into one or more of the following industries: Oil & Gas Equipment & Services, Integrated Oil & Gas, Oil & Gas Exploration & Production, Construction Materials, Diversified Metals & Mining, Building Products, Construction & Engineering, Electrical Components & Equipment, Heavy Electrical Equipment, Construction Machinery & Heavy Trucks, Industrial Machinery, Marine, Railroads, Highways & Railtracks, Marine Ports & Services, Regional Banks, Electric Utilities, Gas Utilities, Independent Power Producers & Energy Traders or Renewable Electricity; and (2) non-Chinese issuers must be classified by GICS as falling into one or more of the following sectors: Energy, Materials, Industrials, Financials and Utilities.

The Underlying Index is modified so that as of each Underlying Index rebalance 45% of the weight of the Underlying Index is allocated to Chinese issuers and 55% to issuers of other countries. Within these allocations, the issuers are weighted based on their free-float market capitalization, except that no country’s issuers (except for China) will represent more than 10% of the Underlying Index as of each Underlying Index rebalance. Although the Underlying Index may include the securities of small-cap, mid-cap and large-cap issuers, each issuer must meet a minimum market capitalization requirement to be included in the Underlying Index. Chinese issuers and the issuers of developed market countries must have a minimum $1 billion free float adjusted market capitalization to be eligible for inclusion. Issuers of other emerging market or frontier market countries must have a minimum $500 million free float market capitalization to be eligible for inclusion. The Underlying Index excludes issuers of certain countries based, in part, on their expected ability to benefit from China’s infrastructure development initiatives. The Underlying Index may include securities included in the MSCI ACWI + Frontier Market IMI Index or MSCI China All Shares Index, but will exclude issuers from the Americas, developed European countries, Australia, Hong Kong, Japan, Korea & Taiwan.

With respect to Chinese issuers that offer both China A-Shares and China H-Shares, only China H-Shares will be included in the Underlying Index. The Underlying Index will not remove certain securities that no longer qualify for initial inclusion in certain scenarios to reduce the Underlying Index’s turnover.

As of May 31, 2019, the Underlying Index included 108 securities of companies with a total market capitalization of $304.7 billion, a capitalization range of approximately $585 million to $18.22 billion and an average market capitalization of approximately $2.82 billion. The largest country representations in the Underlying Index were China (43.98%) and Russia (11.74%). As of May 31, 2019, issuers in the Industrials sector (33.91%), Materials sector (32.91%) and Utilities sector (13.85%) represented significant portions of the Underlying Index. The foregoing information is subject to change.

The Underlying Index is rebalanced quarterly. The Underlying Index is provided by the Index Provider. The Index Provider is not affiliated with the Fund or Krane. The Index Provider determines the components and the relative weightings of the component securities in the Underlying Index. Additional information about the Underlying Index is available on the Index Provider’s website, www.msci.com.

Investment Risks

The following section provides additional information regarding certain of the risks of investing in a Fund. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves a risk of a total loss. There is no guarantee that a Fund will meet its investment objective.

“X” denotes a principal investment risk; “*” denotes a non-principal investment risk.

Risk	KBOT	KBA	KCCB	KFYP	KWEB	KBND	KCNY	KARS	KEMQ
Artificial Intelligence and Robotics Risk	X
Asia-Pacific Risk	X	X	X	X	X	X	X	X	X
Autonomous Vehicles and Future Mobility Companies Risk								X
Brazil Risk
Cash and Cash Equivalents Risk	X	X	X	X	X	X	X	X	X
China Risk - General	X	X	X	X	X	X	X	X	X
China - Onshore Investing Risks	X	X	X	X	X	X	X	X	X
China Equity Investing Risks	X	X		X	X			X	X
China Fixed Income Investing Risks			X			X	X
Concentration Risk	X	X	X	X	X	X	X	X	X
Consumer Discretionary Sector Risk					X
Consumer Durables Sector Risk								X
Consumer Services Sector Risk									X
Consumer Staples Sector Risk				X
Counterparty Risk
Currency Risk	X	X	X	X	X	X	X	X	X
Depositary Receipts Risk	X	X		X	X			X	X
Derivatives Risk	X	X	X	X	X	X	X	X	X
Emerging Markets Risk	X	X	X	X	X	X	X	X	X
Environmental Issuers Risk
Equity Securities Risk	X	X	X	X	X		X	X	X
ETF Risk	X	X	X	X	X	X	X	X	X
ETF Risk - New Fund Risk	X					X
ETF Risk - Small Fund Risk			X	X			X	X	X
Financials Sector Risk		X	X	X			X
Fixed Income Securities Risk			X			X	X
Foreign Securities Risk	X	X	X	X	X	X	X	X	X
Frontier Markets Risk									X
Geographic Focus Risk	X	X	X	X	X	X	X	X	X
Germany Risk								X
Healthcare Sector Risk
Hedging Risk
High Portfolio Turnover Risk	X	X		X		X		X	X
High Yield and Unrated Securities Risk			X			X	X
Hong Kong Risk	X	X	X	X	X	X	X	X	X
Industrials Sector Risk	X			X			X	X	X

Risk	KBOT	KBA	KCCB	KFYP	KWEB	KBND	KCNY	KARS	KEMQ
Information Technology Sector Risk	X				X
Internet Companies Risk					X				X
Investments in Investment Companies Risk	X	X	X	X	X	X	X	X	X
Japan Risk	X
Large Capitalization Company Risk	X	X		X	X			X	X
Liquidity Risk	X	X	X	X	X	X	X	X	X
Management Risk	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X
Materials Sector Risk							X
Mid-Capitalization Company Risk		X
Non-Diversified Fund Risk	X		X	X	X	X	X	X	X
Operational and Cybersecurity Risk	*	*	*	*	*	*	*	*	*
Passive Investment Risk	X	X	X	X	X	X	X	X	X
Pharmaceutical Sector Risk
Privately-Issued Securities Risk			X			X	X
Real Estate Sector Risk
Russia Risk
Securities Lending Risk	X	X	X	X	X	X	X	X	X
Small- and Mid-Capitalization Company Risk	X			X	X			X	X
South Korea Risk									X
Sovereign and Quasi-Sovereign Debt Risk			X			X	*
Taiwan Risk	X
Tax Risk	X	X	X	X	X	X	X	X	X
Technology Sector Risk	X				X			X	X
Tracking Error Risk	X	X	X	X	X	X	X	X	X
U.S. Dollar-Denominated Chinese Debt Securities Risk			X
Utilities Sector Risk							X
Valuation Risk	X	X	X	X	X	X	X	X	X

Risk	KMED	KBUY	KSTP	KURE	KALL	KBAH	KGRN	KEMX	OBOR
Artificial Intelligence and Robotics Risk
Asia-Pacific Risk	X	X	X	X	X	X	X		X
Autonomous Vehicles and Future Mobility Companies Risk
Brazil Risk								X
Cash and Cash Equivalents Risk	X	X	X	X	X	X	X	X	X
China Risk - General	X	X	X	X	X	X	X		X
China - Onshore Investing Risks	X	X	X	X	X	X	X		X
China Equity Investing Risks	X	X	X	X	X	X	X		X
China Fixed Income Investing Risks
Concentration Risk	X	X	X	X	X	X	X	X	X

Risk	KMED	KBUY	KSTP	KURE	KALL	KBAH	KGRN	KEMX	OBOR
Consumer Discretionary Sector Risk		X			X
Consumer Durables Sector Risk
Consumer Staples Sector Risk			X
Counterparty Risk
Currency Risk	X	X	X	X	X	X	X	X	X
Depositary Receipts Risk	X	X	X	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X	X	X	X
Emerging Markets Risk	X	X	X	X	X	X	X	X	X
Environmental Issuers Risk							X
Equity Securities Risk	X	X	X	X	X	X	X	X	X
ETF Risk	X	X	X	X	X	X	X	X	X
ETF Risk - New Fund Risk		X	X			X		X
ETF Risk - Small Fund Risk	X			X	X		X		X
Financials Sector Risk					X	X		X
Fixed Income Securities Risk
Foreign Securities Risk	X	X	X	X	X	X	X	X	X
Frontier Markets Risk	X								X
Geographic Focus Risk	X	X	X	X	X	X	X	X	X
Germany Risk
Healthcare Sector Risk	X			X
Hedging Risk						X
High Portfolio Turnover Risk		X	X	X	X		X		X
High Yield and Unrated Securities Risk
Hong Kong Risk	X	X	X	X	X	X	X
Industrials Sector Risk							X		X
Information Technology Sector Risk							X	X
Internet Companies Risk
Investments in Investment Companies Risk	X	X	X	X	X	X	X	X	X
Japan Risk
Large Capitalization Company Risk	X	X	X	X	X	X	X	X	X
Liquidity Risk	X	X	X	X	X	X	X	X	X
Management Risk	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X
Materials Sector Risk									X
Mid-Capitalization Company Risk		X	X	X	X	X
Non-Diversified Fund Risk	X	X	X	X		X	X		X
Operational and Cybersecurity Risk	*	*	*	*	*	*	*	*	*
Passive Investment Risk	X	X	X	X	X	X	X	X	X
Pharmaceutical Sector Risk

Risk	KMED	KBUY	KSTP	KURE	KALL	KBAH	KGRN	KEMX	OBOR
Privately-Issued Securities Risk
Real Estate Sector Risk							X
Russia Risk									X
Securities Lending Risk	X	X	X	X	X	X	X	X	X
Small- and Mid-Capitalization Company Risk	X						X	X	X
South Korea Risk	X							X
Sovereign and Quasi-Sovereign Debt Risk
Taiwan Risk								X
Tax Risk	X	X	X	X	X	X	X	X	X
Technology Sector Risk
Tracking Error Risk	X	X	X	X	X	X	X	X	X
U.S. Dollar-Denominated Chinese Debt Securities Risk
Utilities Sector Risk							X		X
Valuation Risk	X	X	X	X	X	X	X	X	X

Artificial Intelligence and Robotics Risk. Issuers engaged in artificial intelligence and robotics typically have high research and capital expenditures and, as a result, their profitability can vary widely, if they are profitable at all. The space in which they are engaged is highly competitive and issuers’ products and services may become obsolete very quickly. These companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. The issuers are also subject to legal, regulatory and political changes that may have a large impact on their profitability. A failure in an issuer’s product or even questions about the safety of the product could be devastating to the issuer, especially if it is the marquee product of the issuer. It can be difficult to accurately capture what qualifies as a robotics or artificial intelligence company.

Asia-Pacific Risk. Investments in securities of issuers in Asia-Pacific countries involve risks that are specific to the Asia-Pacific region, including certain legal, regulatory, political and economic risks. Certain Asia-Pacific countries have experienced expropriation and/or nationalization of assets, confiscatory taxation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. Some economies in this region are dependent on a range of commodities and are strongly affected by international commodity prices and are particularly vulnerable to price changes for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Many Asia-Pacific economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asia-Pacific economies are highly dependent on trade and economic conditions in other countries.

Autonomous Vehicles and Future Mobility Companies Risk. Investments in autonomous vehicles and future mobility companies may be volatile. These companies are subject to intense competition, the risk of product obsolescence, changes in consumer preferences and legal, regulatory and political changes. Many of these companies make significant expenditures on research and development, and are heavily dependent on intellectual property rights, which may be challenged by other similar companies. A loss or impairment of intellectual property rights may adversely affect autonomous vehicles and future mobility companies. These vehicles may incorporate raw materials from companies concentrated in certain commodities, and may also rely on fuel sources that are more sensitive to commodities market activity than traditional vehicle fuels, which exposes the autonomous vehicles and future mobility companies to the price fluctuation of those commodities. They are also especially at risk of hacking, other cybersecurity events, and traffic accidents related to autonomous vehicles.

Brazil Risk. Brazil has experienced economic instability resulting from, among other things, political corruption, periods of very high inflation, persistent structural public sector deficits and significant devaluations of its currency, leading also to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, fluctuations in commodity prices, significant public health concerns, and associated declines in tourism. Political tensions in Brazil have recently increased and may increase the risk of riots or other retaliatory actions and political dysfunction.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

China Risk – General. The economy of China (“China” or the “PRC”) differs, sometimes unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. For example, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well. Such actions and a variety of other centrally planned or determined activities by the Chinese government could have a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies.

During the last 30 years, the Chinese government has reformed its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the public and private sector companies in which the Fund invests. The Chinese government may also change course and exercise greater central and local government control over Chinese firms.

In certain cases where China has begun a process of privatization of certain entities and industries, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competition environment or changing regulatory and legal standards, or in some cases, due to re-nationalization of such privatized entities. There is no assurance that such losses will not recur.

Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The Chinese economy is particularly dependent upon trading with key partners, such as the United States, Japan, South Korea and countries in the European Union. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.

Inflation Risk. Economic growth in China has historically been accompanied by periods of inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. If inflation were to increase, the performance of the Chinese economy and the Fund’s investments could be negatively impacted.

Nationalization and Expropriation Risk. Expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests. There can be no assurance that the Chinese government will not nationalize or expropriate assets in its territory or over which it otherwise has control. An investment in the Fund involves a risk of a total loss.

Moreover, the Chinese government limits foreign investment in the securities of Chinese issuers entirely. These restrictions or limitations may have adverse effects on the liquidity and performance of the Fund holdings as compared to the performance of the Underlying Index. This may increase the risk of tracking error and the Fund may not be able to achieve its investment objective.

Currency Risk. The government of China has historically maintained strict currency controls in order to achieve economic, trade and political objectives and regularly intervened in the currency market. In this regard, the Chinese government has placed strict regulation on the yuan and Hong Kong dollar and manages the yuan and Hong Kong dollar so that they have historically traded in a tight range relative to the U.S. dollar. The Chinese government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. dollar.

Since 2005, the exchange rate of the RMB is no longer strictly pegged to the U.S. dollar. The RMB has now moved to a managed floating exchange rate based on market supply and demand with reference to a basket of foreign currencies. The daily trading price of the RMB against other major currencies in the inter-bank foreign exchange market is allowed to float within a narrow band around the central parity published by the People’s Bank of China. As the exchange rates may be based on market forces, the exchange rates for RMB against other currencies, including the U.S. dollar, are susceptible to movements based on external factors. Of course, there can be no guarantee that this will continue, or that the yuan or the Hong Kong dollar will move in relation to the U.S. dollar as expected. There can be no assurance that the RMB will not be subject to devaluation. Any devaluation of the RMB is expected to adversely affect the value of the Fund’s investments.

Available Disclosure About Chinese Issuers Risk. Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. Generally Accepted Accounting Principles.

Chinese Corporate and Securities Law Risk. The Fund’s rights with respect to its investments in China, if any, generally will not be governed by U.S. law, but rather by Chinese law. China operates under a civil law system. It is based on statutes enacted by various state bodies with authority over economic matters such as foreign investment, company organization and governance, taxation and trade. These laws are relatively recent with published court opinions based on them being limited. Further, court precedent is not binding. Thus, there is uncertainty regarding the implementation of existing law. In addition, laws pertaining to bankruptcy proceedings are generally less developed and may be different than such laws in the United States and lead to unpredictable results.

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the United States and other countries. In particular, Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as the Fund, with protection in all situations where protection would be provided by comparable law in the United States. It may therefore be difficult for the Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the Fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the Fund.

Chinese Securities Markets Risk. China’s securities markets, including the debt markets, have a limited operating history and are not as developed as those in the United States. These markets, historically, have had greater volatility than markets in the United States and some other countries, and experienced inefficiency and pricing anomalies. There is relatively less regulation and monitoring of Chinese securities markets and of the activities of investors, brokers and other participants than in the United States, including with respect to insider trading, tender offers, stockholder proxies and disclosure of information. Stock markets in China are in the process of change and further development. This may lead to additional volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.

Political and Economic Risk. The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The majority of productive assets in China are still owned by the PRC government at various levels. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and the Fund’s investments.

For more than 30 years, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.

Although reforms over the last 30 years have generally been regarded as successful, there can be no assurance that the PRC government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful or will not otherwise have a negative effect on the Fund. Any such adjustment and modification of those economic policies may have an adverse impact on the securities market of Chinese issuers. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the Fund.

Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by Chinese issuers. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation.

China Risk – Onshore Investing Risks. Because the Fund may invest in the local China markets directly (also referred to herein as domestic Chinese markets or securities or onshore Chinese markets or securities), it will be subject to the following special risks:

Capital Controls Risk. RMB can be categorized into “CNY” (onshore RMB) traded in the PRC and “CNH” (offshore RMB) traded outside the PRC. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. Although there has been a growing amount of RMB held offshore, CNH cannot be freely remitted into the PRC and is subject to certain restrictions, and vice versa. The Fund may be adversely affected by the exchange rates between CNY and CNH.

CNY is currently not a freely convertible currency as it is subject to foreign exchange control, fiscal policies and repatriation restrictions imposed by the Chinese government. The PRC government imposes restrictions on the remittance of RMB out of and into China. In the event a remittance by the Fund is disrupted, the Fund could be adversely affected and, among other matters, may not be able to invest those funds, which may increase the tracking error of the Fund. In addition, any delay in repatriation of RMB out of China may result in delay in payment of redemption proceeds to redeeming investors. The Chinese government’s policies on exchange control and repatriation restrictions are subject to change, and such control of currency conversions and movements in the RMB exchange rates may adversely affect the operations and financial results of PRC companies and the Fund. If such control policies change in the future, the Fund may be adversely affected.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by Chinese government authorities and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets into, out of or into the country. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

The Chinese government also heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from RMB. Under State Administration of Foreign Exchange (“SAFE”) regulations, Chinese corporations may only purchase foreign currencies through government approved banks. In general, Chinese companies must receive approval from or register with the Chinese government before investing in certain capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect the Fund and its investments. The PRC government may impose additional or other currency capital controls that could significant harm the Fund.

Custody Risk. The Fund is required by Chinese regulation to have a local custodian in China (“PRC Custodian”) for its investments in domestic, onshore Chinese securities, including A-Shares and mainland Chinese debt (also referred to herein as RMB Bonds). The PRC Custodian maintains the Fund’s investments in China to ensure their compliance with the rules and regulations of the China Securities Regulatory Commission (“CSRC”) and the People’s Bank of China. Such investments, when purchased by Krane or the Fund’s sub-adviser in its capacity as the Fund’s RQFII or QFII, as applicable, will normally be received in a securities account maintained by the PRC Custodian in the joint names of the Fund and Krane or the sub-adviser, as applicable. The account may not be used for any other purpose than for maintaining the Fund’s assets. However, given that the securities trading account will be maintained in the joint names of Krane or the sub-adviser, as applicable, and the Fund, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of Krane or the sub-adviser, as applicable, may assert that the securities are owned by Krane or the sub-adviser, as applicable, and not the Fund, and that a court would uphold such an assertion, in which case such creditors could seize assets. Because the Fund’s PRC securities quota may be in the name of both Krane or the sub-adviser, as applicable, and the Fund, there is also a risk that regulatory actions taken against Krane or the sub-adviser, as applicable, by PRC government authorities may affect the Fund. This is particularly acute in the case of cash deposited with the PRC Custodian because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

RQFII and QFII Risk. A RQFII or QFII license and quota may be acquired to invest directly in domestic, onshore Chinese securities. To qualify for a QFII license, an applicant must meet strict requirements on asset management experience, assets under management, and firm capital. The Fund’s investments may be limited to the quota obtained by Krane or a Fund’s sub-adviser, as applicable, in its capacity as a RQFII or QFII on behalf of the Fund. A reduction in or elimination of the quota may have a material adverse effect on the ability of the Fund to achieve its investment objective.

The RQFII rules continue to evolve. The RQFII program is substantially similar to the QFII program, but provides for greater flexibility in repatriating assets, as discussed below. Chinese regulators may revise or discontinue the RQFII program at any time. There is no guarantee that the CSRC will ultimately grant or enlarge the quota allowed to a RQFII or QFII licensee, and the application process may take a significant amount of time. Should the amount of securities that the Fund is eligible to invest in be or become inadequate to meet its investment needs, it may not be able to gain sufficient exposure to the Underlying Index and the Fund may need to rely exclusively on investments through other channels, such as Stock Connect Programs or Bond Connect Program (for equities) and the CIBM Program (for fixed income securities), which may be insufficient to meet its needs.

Repatriations by RQFIIs are currently permitted daily and are not subject to repatriation restrictions or prior regulatory approval. However, there is no assurance that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the PRC rules and regulations may be applied retroactively. If a QFII license is obtained and used, all repatriations of gains and income would require the approval of SAFE. These limitations may also prevent the Fund from making certain distributions to shareholders. Further, no single underlying foreign investor investing through a QFII may hold more than 10% of the total outstanding shares in one listed company and all foreign investors investing through QFIIs may not hold, in aggregate, more than 30% of the total outstanding shares in one listed company. Such limits may not apply where foreign investors make strategic investment in listed companies in accordance with the Measures for the Administration of Strategic Investments in Listed Companies by Foreign Investors.

If the Fund invests directly in domestic Chinese securities with a QFII license, Krane and/or the Fund’s sub-adviser, as applicable, will be required to transfer the entire investment principal for the quota into a local sub-custodian account within such time period as specified by SAFE (up to six months). Following this, investment capital will be subject to an initial lock-up period (currently three months if the Fund is deemed to be an “open end fund” under Chinese regulations), during which the assets may not be repatriated to the United States, even if they are never invested. Following that time, investment principal and earnings may generally only be repatriated with the approval of SAFE, although up to $50 million may be repatriated each week without SAFE approval if the Fund is deemed to be an “open end fund” under Chinese regulations.

China Equity Investing Risks.

A-Shares Risk. The ability of the Fund to invest in China A-Shares is dependent, in part, on the availability of A-Shares either through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”) which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and China-Japan Stock Connect, and/or through a QFII or RQFII license and quota allocation from the Chinese regulator. Thus, the Fund’s investment in A-Shares will be limited by the A-Shares quota obtained by the RQFII or QFII licensee and allocated to the Fund and by the amount of A-Shares available through the Stock Connect Programs. Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government.

Currently, there are two stock exchanges in mainland China, the Shanghai and Shenzhen Stock Exchanges. The Shanghai and Shenzhen Stock Exchanges are supervised by the CSRC and are highly automated with trading and settlement executed electronically. The Shanghai and Shenzhen Stock Exchanges are substantially smaller, less liquid and more volatile than the securities markets in the United States.

The Shanghai Stock Exchange commenced trading on December 19, 1990, and the Shenzhen Stock Exchange commenced trading on July 3, 1991. The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A-Shares and B shares. Companies whose shares are traded on the Shanghai and Shenzhen Stock Exchanges that are incorporated in mainland China may issue both A-Shares and B-Shares. In China, the A-Shares and B-Shares of an issuer may only trade on one exchange. A-Shares and B-Shares may both be listed on either the Shanghai or Shenzhen Stock Exchanges. Both classes represent an ownership interest comparable to a share of common stock. A-Shares are traded on the Shanghai and Shenzhen Stock Exchanges in RMB. A-Shares may be subject to more frequent and/or extended trading halts than other exchange-traded securities and may become illiquid. The A-Shares market may behave very differently from other Chinese equity markets, and there may be little to no correlation between them.

Restrictions continue to exist on investments in A-Shares and capital therefore cannot flow freely into the A-Share market, making it possible that, in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The Fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market.

The Chinese government has in the past taken actions that benefitted holders of A-Shares. As A-Shares become more available to foreign investors, such as the Fund, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that a QFII or RQFII licensee will continue to maintain its existing A-Share quota or be able to obtain additional A-Share quota if the A-Share quota is reduced or eliminated by SAFE or if a QFII or RQFII license is revoked by CSRC at some point in the future. The Fund cannot predict what would occur if the A-Share quota were reduced or eliminated or if a QFII or RQFII license were to be revoked, although such an occurrence could likely have a material adverse effect on the Fund.

Repatriations by RQFIIs for investors such as registered funds are permitted daily and are not subject to lockup periods. There is no assurance, however, that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any restrictions on repatriation of the Fund’s assets may adversely affect the Fund’s ability to meet redemption requests and/or may cause the Fund to borrow money in order to meet its obligations. These limitations may also prevent a Fund from making certain distributions to shareholders.

If the Fund is unable to obtain sufficient exposure to the components of its Underlying Index, the Fund could seek exposure to the component securities of the Underlying Index in other ways, such as by investing in depositary receipts of the component securities and Hong Kong listed versions of the component securities. Consistent with its exemptive relief, the Fund may, to a limited extent, where applicable, also invest in B-Shares issued by the same companies that issue A-Shares that are in the Underlying Index. The A-Shares market may behave very differently from the B-Shares market, and there may be little to no correlation between the performances of the two. The Fund may also use derivatives or invest in ETFs that can obtain comparable exposures. If necessary, the Fund may limit or suspend purchases of Creation Units of the Fund until the Fund determines that the requisite exposure to the Underlying Index is obtainable. During the period that creations are limited or suspended, the Fund could trade at a significant premium or discount to the NAV and could experience substantial redemptions. Alternatively, the Fund could change its investment objective by, for example, seeking to track an alternative index that does not include A-Shares as component securities, or decide to liquidate the Fund. In circumstances beyond the control of the Fund, the Fund may incur significant losses due to limited investment capabilities, including based on investment objectives or strategies, due to investment restrictions on RQFIIs and QFIIs licenses, illiquidity of the securities markets, or delay or disruption in execution or settlement of trades. Should the A-Share quota allocated for the Fund’s use be or become inadequate to meet the investment needs of the Fund and the Fund cannot invest in them through the Stock Connect Programs, the Fund is expected to be adversely affected.

The Chinese government limits foreign investment in the securities of Chinese issuers entirely. China may also impose higher local tax rates on transactions involving certain companies. These restrictions or limitations may have adverse effects on the liquidity and performance of the Fund holdings as compared to the performance of the Underlying Index. This may increase the risk of tracking error and the Fund may not be able to achieve its investment objective.

Per a circular (Caishui [2014] 79), the Fund is temporarily exempt from the Chinese tax on capital gains (“CGT”) on trading in A-Shares as a QFII or RQFII on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect as of November 17, 2014, and the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect as of December 5, 2016. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. In addition, there is uncertainty as to the application and implementation of China’s value added tax to the Fund’s activities. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

Investors should note that such provision may be excessive or inadequate to meet actual CGT tax liabilities (which could include interest and penalties) on the Fund’s investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

It is also unclear how China’s value added tax may apply to the activities of a participant in the Stock Connect Programs or QFII or RQFII licensee and how such application may be affected by tax treaty provisions. If such a tax is collected, the expense will be passed on and borne by the Fund. The imposition of such taxes, as well as future changes in applicable PRC tax law, may adversely affect the Fund.

The Fund reserves the right to establish a reserve for any taxes as to which it is uncertain whether they will assessed, although it has not currently done so. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund’s payment of it. The Fund is responsible for any taxes on its operations or investments, including if they are applied retroactively.

In addition, urban maintenance and construction tax (currently at the rate ranging from 1% to 7%), educational surcharges (currently at the rate of 3%) and local educational surcharges (currently at the rate of 2%) are imposed based on the business tax liabilities.

Disclosure of Interests and Short Swing Profit Rule. The Fund may be subject to regulations promulgated by the CSRC, which currently require the Fund to make certain public disclosures when the Fund and parties acting in concert with the Fund acquire 5% or more of the issued securities of a listed company (which include A-Shares of the listed company). The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, the Fund may be deemed as a “concert party” of other funds managed by Krane, a sub-adviser, if applicable, or their affiliates and therefore may be subject to the risk that the Fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law. If the 5% shareholding threshold is triggered, the Fund would be required to file its report within three days. During the time limit for filing the report, a trading freeze applies and the Fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may impair the ability of the Fund to achieve its investment objective and undermine the Fund’s performance.

Further, subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may prevent the Fund from reducing its holdings in a PRC company within six months of the last purchase of shares of the company if the Fund’s holding in that company exceeds the threshold prescribed by the relevant exchange on which the PRC company’s shares are listed. The Fund could be subject to these restrictions even though an entity deemed to be an affiliate (and not the Fund) may have triggered the restrictions. Nonetheless, if the Fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the company. In addition, the Fund could not repurchase securities of the listed company within six months of such sale. Finally, under PRC civil procedures, the Fund’s assets may be frozen to the extent of the claims made by the company in question.

PRC Broker Risk. Currently, only a limited number of brokers are available to trade A-Shares with the Fund. As a result, Krane or a sub-adviser will have limited flexibility to choose among brokers on behalf of the Fund than is typically the case for investment advisers. If Krane or a sub-adviser is unable to use a particular broker in the PRC, the operation of the Fund may be adversely affected. Further, the operation of the Fund may be adversely affected in case of any acts or omissions of the PRC broker, which may result in higher tracking error or the Fund being traded at a significant premium or discount to its NAV. If a single PRC broker is appointed, the Fund may not necessarily pay the lowest commission available in the market. There is also a risk that the Fund may suffer losses from the default, bankruptcy or disqualification of the PRC broker. Krane or a sub-adviser, however, in its selection of PRC brokers will consider such factors as the competitiveness of PRC brokers’ commission rates, size of the relevant orders, and execution standards.

B-Shares Risk. The B-Share market is generally smaller, less liquid and has a smaller issuer base than the A Share market. The issuers that compose the B-Share market include a broad range of companies, including companies with large, medium and small capitalizations. The B Shares market may behave very differently from other portions of the Chinese equity markets, and there may be little to no correlation between their performance.

H-Shares Risk. The Fund may invest in shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange (“H-Shares”). H-Shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and must meet Hong Kong’s listing and disclosure requirements. H-Shares may be traded by foreigners and can be used to gain exposure to Chinese securities. Because they are traded on the Hong Kong Stock Exchange, H-Shares involve a number of risks not typically associated with investing in countries with more democratic governments or more established economies or securities markets. Such risks may include the risk of nationalization or expropriation; greater social, economic and political uncertainty; increased competition from Asia’s low-cost emerging economies; currency exchange rate fluctuations; higher rates of inflation; controls on foreign investment and limitations on repatriation of invested capital; and greater governmental involvement in and control over the economy. Fluctuations in the value of the Hong Kong dollar will affect the Fund’s holdings of H-Shares. The Hong Kong stock market may behave very differently from the domestic Chinese stock market and there may be little to no correlation between the performance of the Hong Kong stock market and the domestic Chinese stock market.

N-Shares Risk. The Fund may invest in shares of companies with business operations in mainland China and listed on an American stock exchange, such as the NYSE or NASDAQ (“N-Shares”). N-Shares are traded in U.S. dollars. N-Shares are issued by companies incorporated anywhere, but many are registered in Bermuda, the Cayman Islands, the British Virgin Islands, or the United States. Because companies issuing N-Shares have business operations in China, they are subject to certain political and economic risks in China.

P-Chip Risk. The Fund may invest in shares of companies with controlling private Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange (“P-Chips”). These businesses are largely run by the private sector and have a majority of their business operations in mainland China. P-Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and may also be traded by foreigners. Because they are traded on the Hong Kong Stock Exchange, P-Chips are also subject to risks similar to those associated with investments in H-Shares. They are also subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes. Private Chinese companies may be more indebted, more susceptible to adverse changes in the economy, subject to asset seizures and nationalization, and negative political or legal developments.

Red Chip Risk. The Fund may invest in shares of companies with controlling Chinese government shareholders that are incorporated outside mainland China, have a majority of their business operations in mainland China, and listed on the Hong Kong Stock Exchange (“Red Chips”). These businesses are controlled, either directly or indirectly, by the central, provincial or municipal governments of the PRC. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, may also be traded by foreigners and are subject to risks similar to those of H-Shares. Because Red Chip companies are controlled by various PRC governmental authorities, investing in Red Chips involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance of Red Chip companies. Red Chip companies may be less efficiently run and less profitable than other companies. They are also subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes.

S-Chip Companies Risk. The Fund may invest in shares of companies with business operations in mainland China and listed on the Singapore Exchange (“S-Chips”). S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda. They are subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes. S-Chip companies may or may not be owned at least in part by a Chinese central, provincial or municipal government and be subject to the types of risks that come with such ownership described herein. There may be little or no correlation between the performance of the Singapore stock market and the mainland Chinese stock market.

Stock Connect Program Risk. The Stock Connect Programs are subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A-Shares through the Stock Connect Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its position. Only certain A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they may no longer be able to be purchased or sold through the Stock Connect Programs. Because the Stock Connect Programs are still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. In addition, there is no assurance that the necessary systems required to operate the Stock Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Stock Connect Programs could be disrupted. The Stock Connect Programs are subject to regulations promulgated by regulatory authorities for both exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Stock Connect Programs, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future. Each of the foregoing could restrict the Fund from selling its investments, adversely affect the value of its holdings and negatively affect the Fund’s ability to meet shareholder redemptions.

Investments in China A-Shares may not be covered by the securities investor protection programs of the exchanges and, without the protection of such programs, will be subject to risk of default by the broker. Because of the way in which A-Shares are held in the Stock Connect Programs, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai or Shenzhen Stock Exchange becomes insolvent. Given that all trades through the Stock Connect Programs must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

China Fixed Income Investing Risks.

The laws, regulations, and government policies, including the investment regulations governing foreigners’ investments in RMB-denominated fixed-income securities (“RMB Bonds”), as well as the political and economic climate in China, may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund’s portfolio. The regulations which apply to such investments including the repatriation of capital, are relatively new. The application and interpretation of such regulations are therefore relatively untested. In addition, PRC authorities have broad discretion under such investment regulations and there is little precedent or certainty evidencing how such discretion will be exercised now or in the future.

Bond Connect Risk. Bond Connect is a mutual market access scheme that commenced trading on July 3, 2017 and represents an exception to Chinese laws that generally restrict foreign investment in RMB Bonds. There is a risk that Chinese regulators may alter all or part of the structure and terms of, as well as the Fund’s access to, Bond Connect in the future or eliminate it altogether, which may limit or prevent the Fund from investing directly in or selling its RMB Bonds.

Chinese Credit Rating Risks. The securities held by the Fund may be rated by Chinese ratings agencies (and not by U.S. nationally recognized statistical ratings organizations (“NRSROs”)). The rating criteria and methodology used by Chinese rating agencies may be different from those adopted by NRSROs and established international credit rating agencies. Therefore, such rating systems may not provide an equivalent standard for comparison with securities rated by NRSROs and international credit rating agencies.

CIBM Program Risk. The Fund may invest in certain RMB Bonds that are held in mainland China through a market access program with the Chinese Interbank Bond Market (“CIBM”) that launched in 2016 (“CIBM Program”). These RMB Bonds are traded over-the-counter and are dealt and held in book-entry form through the China Central Depository and Clearing Corporation Limited (“CCDCC”) and Shanghai Clearing House (“SCH”). The CIBM is relatively large and trading volumes are generally high, but the market remains subject to similar risks as fixed-income securities markets in other developing markets, and are subject to counterparty, credit, and interest rate risks. Certain CIBM instruments may be relatively volatile and become illiquid. The CIBM Program is subject to certain limits on repatriation; amounts repatriated must be paid at roughly the same ratio of foreign currency to RMB as the initial remittances by a Fund into the CIBM Program, and Chinese regulators may otherwise limit a Fund’s ability to repatriate investment proceeds from the program or exchange Chinese currency into other currencies.

The CIBM Program permitting foreign investors to invest directly in RMB Bonds is still evolving, and its effect on the market for the types of securities in which the Fund will invest is relatively unknown. The CIBM Program represents an exception to Chinese laws that generally restrict foreign investment in RMB Bonds. Any regulatory change to the operations, requirements, or structure of the CIBM Program—or the complete elimination of the CIBM Program—could adversely affect the Fund. Any such future regulations or restrictions may include limitations on redemptions or suspension of the CIBM Program. There is no guarantee that the People’s Bank of China will continue to support the CIBM Program in the future, and it may act to alter it or eliminate it altogether.

A PRC onshore settlement agent is required to participate in the CIBM Program. The settlement agent will conduct any trades executed through the CIBM Program. The quality of the Fund’s trades and settlement will be dependent upon the settlement agent, who may not perform to expectations and, thereby, harm the Fund. The agent could also terminate its relationship with Krane or the sub-adviser, as applicable, and thus eliminate the Fund’s access to the CIBM Program and its ability to sell investments, which could hamper the Fund’s ability to meet shareholder redemptions. If Krane or the sub-adviser, as applicable, is ultimately unable to purchase RMB Bonds through the CIBM Program, the Fund may be adversely affected. In addition, if Krane or the sub-adviser, as applicable, is unable to continue to use its settlement agent, the operation of the Fund will be adversely affected, and the Fund may not be able to track the Underlying Index. Further, the operation of the Fund may be adversely affected in case of any acts or omissions of the settlement agent, which may result in higher tracking error or the Fund being traded at a significant premium or discount to its NAV. There is a risk that the Fund may suffer losses from the default, bankruptcy or disqualification of the settlement agent.

Exchange-Traded Bond Market Risk. The Exchange-Traded Bond Market is an electronic automatic matching system where securities are traded on the Shanghai Stock Exchange or the Shenzhen Stock Exchange. To the extent the Fund were to invest in RMB Bonds via the Exchange-Traded Bond Market rather than the CIBM, the transactions could be subject to wider spreads between the bid and the offered prices. This wider spread could adversely affect the price at which the Fund could purchase or sell the RMB Bonds and could impair the Fund’s performance. Additionally, the Exchange-Traded Bond Market operates on shorter trading hours than the CIBM, and trading through the Exchange-Traded Bond Market may provide less liquidity to a Fund in comparison to trading through the CIBM Program. Trading through the Exchange-Traded Bond Market may also subject a Fund to heightened credit and interest rate risk. These trades are cleared through the China Securities Depository and Clearing Corporation Limited (“CSDCC”).

PRC Dealer Risk. Currently, only a limited number of dealers are available to trade PRC securities with the Fund. As a result, Krane or a sub-adviser will have less flexibility to choose among dealers on behalf of the Fund than is typically the case for investment advisers. If Krane or a sub-adviser is unable to use a particular dealer in the PRC, the operation of the Fund could be adversely affected. Further, the operation of the Fund may be adversely affected in case of any acts or omissions of the PRC dealer. Krane or a sub-adviser, in its selection of PRC dealers, will consider such factors as it deems necessary, but may be limited where only a small number of dealers, or one dealer, has access to a security sought for the Fund. There is also a risk that the Fund may suffer losses from the default, bankruptcy or disqualification of the PRC dealers.

Over-the-Counter Market Risk. Over-the-counter (“OTC”) markets, such as the CIBM Program and PRC Inter-Bank bond market, are subject to less governmental regulation and supervision of transactions than organized exchanges. In addition, many of the protections afforded to participants in some organized exchanges, generally are not available in connection with transactions on OTC markets. Therefore, by entering into transactions on OTC markets, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transaction and that one or more trades will fail, causing it to, for example, liquidate other investments at a disadvantageous time to meet redemption requests or face the difficulties in meeting shareholder redemptions.

Additional Risks of RMB Bonds. Because RMB currency restrictions continue to exist and capital therefore cannot flow freely into the RMB Bonds market, it is possible that in the event of a market disruption, the liquidity of the RMB Bonds market and trading prices of the RMB Bonds market could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The Fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the RMB Bonds market and the short-term and long-term prospects of its investments in RMB Bonds.

The Chinese government has in the past taken actions that benefitted holders of RMB Bonds. In the future, the Chinese government may be less likely to take action that would benefit holders of RMB Bonds. In addition, there is no guarantee that, Krane or the sub-adviser, as applicable, and the Fund will obtain a PRC securities quota or be able to obtain an additional PRC securities quota if the PRC securities quota is reduced or eliminated by SAFE at some point in the future. If the Fund is unable to obtain sufficient exposure through a RQFII or QFII license, Bond Connect or the CIBM Program, the Fund could seek exposure to securities that are primarily traded in the OTC market in countries outside of the PRC, such as Hong Kong and Singapore, or bond securities issued in other jurisdictions. The Fund may also invest in ETFs that can obtain comparable exposures. If necessary, the Fund may suspend the sale of Creation Units. During the period that creations are suspended, Fund shares could trade at a significant premium or discount to NAV and the Fund could experience substantial redemptions. In circumstances beyond the control of the Fund, the Fund may incur significant losses due to limited investment capabilities, including based on changes to the CIBM Program or Bond Connect, investment restrictions on RQFIIs or QFIIs, illiquidity of the securities markets, or delay or disruption in execution or settlement of trades. Should the PRC securities quota or the securities available for purchase through the CIBM Program be or become inadequate to meet the investment needs of the Fund, the Fund could be adversely affected.

Investments by the Fund in RMB Bonds may be subject to governmental pre-approval limitations on the quantity that the Fund may purchase and/or limits on the classes of securities in which the Fund may invest.

Tax Risk. Capital gains realized on the sale of PRC debt securities may be subject to tax in China; however, the precise method of calculating and collecting the tax for debt securities has not been determined. There is a risk that PRC tax authorities may seek to collect tax on capital gains or income realized on the sale of PRC debt securities on a retroactive basis without giving any prior warning. If such tax is collected, the tax liability will be payable by the Fund.

Currently, specific PRC tax rules governing the taxation of RQFIIs and QFIIs from the trading of PRC debt securities have yet to be announced. In this regard, the general principle of the PRC CIT Law may apply. Under the PRC CIT Law, a non-tax resident enterprise without a permanent establishment (PE) in the PRC is subject to CIT on a withholding basis, generally at a rate of 10%, to the extent it directly derives the PRC sourced passive income (such as capital gains and interest income). According to Circular 47 and Circular 394, assuming that the RQFIIs are not PRC tax resident enterprises and do not have a PE in the PRC, the RQFIIs are subject to PRC CGT at a rate of 10% (which may be reduced by applicable tax treaty) with respect to interest derived from RMB Bonds and dividends (if any).

Circular 47 and Circular 394 did not clarify the CGT treatment in respect of capital gains derived by non PRC resident enterprises (including RQFIIs and QFIIs) from the trading of PRC debt securities. Although Circular 79, issued in November 2014, clarifies these rules in certain ways with respect to capital gains on equity securities, no further clarification has been provided with respect to capital gains on debt securities. In the absence of specific PRC tax regulations, capital gains realized by RQFIIs and QFIIs on the sale of PRC debt securities should be subject to CGT at a rate of 10% (which may be reduced by applicable tax treaty) in China pursuant to the general principle of the current PRC CIT Law. However, the precise method of calculating and collecting the tax has not been determined. Although the PRC tax bureaus have not actively enforced the collection of CGT on capital gains derived by RQFIIs and QFIIs, in practice there is a risk that PRC tax authorities may seek to collect CGT on capital gains realized by RQFIIs and QFIIs on the sale of PRC debt securities on a retroactive basis without giving any prior warning. If such CGT is collected, the CGT liability should be payable by the RQFII or QFII and would be passed on to and borne by the Fund.

When the RQFIIs and QFIIs transfer RMB Bonds, PRC Stamp Duty is currently imposed on the seller but not on the purchaser, at a rate of 0.1% on the transacted value. In addition, under the current PRC BT Law, which came into effect on 1 January 2009, a taxpayer would be subject to PRC BT at a rate of 5% in respect of capital gains derived from the trading of RMB Bonds. However, Caishui [2005] 155 grants BT exemption to QFIIs in respect of their gains derived from the trading of RMB Bonds. The new BT Law, which came into effect on 1 January 2009, has not changed this exemption treatment at the time of this Prospectus. However, it is not clear whether a similar exemption would be extended to RQFIIs. Dividend income or profit distributions on equity investment derived from China are not included in the taxable scope of BT.

In addition, urban maintenance and construction tax (currently at the rate ranging from 1% to 7%), educational surcharges (currently at the rate of 3%) and local educational surcharges (currently at the rate of 2%) are imposed based on the business tax liabilities.

There is uncertainty as to the application and implementation of China’s value added tax to other activities of the Fund or as a participant in the CIBM Program or QFII or RQFII licensee and how such application may be affected by tax treaty provisions. If such a tax is collected, the expense will be borne by the Fund. The imposition of such taxes, as well as future changes in applicable PRC tax law, may adversely affect the Fund.

The Fund reserves the right to establish a reserve for any taxes as to which it is uncertain whether they will assessed, although it has not currently done so. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund’s payment of it. The Fund is responsible for any taxes on its operations or investments, including if they are applied retroactively.

Concentration Risk. Because the Fund’s assets are expected to be concentrated in an industry or group of industries, to the extent that the Underlying Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

Consumer Discretionary Sector Risk. Consumer discretionary products and services are non-essential products and services whose demand tends to increase as consumers’ disposable income increases. This sector can be significantly affected by the performance of the overall economy, interest rates, competition, and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products. The prices of raw materials fluctuate in response to a number of factors, including changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies and seasonal and weather conditions. Companies in the consumer discretionary sector may be subject to severe competition, which may also have an adverse impact on their profitability.

Consumer Durables Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

Consumer Services Sector Risk. The consumer services sector may be affected by changes in the domestic and international economy, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.

Consumer Staples Sector Risk. Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences and production spending. Companies in the consumer staples sector may also be affected by changes in global economic conditions, environmental and political events, the depletion of resources and government regulation. For example, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.

Counterparty Risk. Because many derivatives are an obligation of the counterparty rather than a direct investment in the reference asset, the Fund may suffer losses potentially equal to, or greater than, the full value of the derivative if the counterparty fails to perform its obligations under the derivative agreement as a result of bankruptcy or otherwise. Any loss would result in a reduction in the NAV of the Fund and will likely impair the Fund’s ability to achieve its investment objective. If there are only a few potential counterparties, the Fund, subject to applicable law, may enter into swap transactions with as few as one counterparty at any time.

Currency Risk. The Fund’s NAV is determined on the basis of the U.S. dollar and, therefore, the Fund may lose value if the local currency of a foreign market to which the Fund is exposed depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. The Fund’s assets will be invested in the securities of foreign issuers and the income received by the Fund may be in foreign currencies. The Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Any gain or loss attributable to fluctuations in exchange rates between the time the Fund accrues income or gain and the time the Fund converts such income or gain from a foreign currency to the dollar is generally treated as ordinary income or loss. Therefore, if the value of a foreign currency increases relative to the U.S. dollar between the accrual of income and the time at which the Fund converts the foreign currency to U.S. dollars, the Fund will recognize ordinary income upon conversion. In such circumstances, if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund may be required to liquidate certain positions in order to make distributions. The liquidation of investments, if required, may also have an adverse impact on the Fund’s performance. Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer.

The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward, futures or options contracts to purchase or sell foreign currencies. The use of currency transactions could result in the Fund’s incurring losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency. Delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing foreign securities could leave the Fund with uninvested cash, may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag. Delays in converting or transferring foreign currencies to U.S. dollars could also inhibit the Fund’s ability to meet shareholder redemptions or make distributions.

Depositary Receipts Risk. The Fund may hold the securities of foreign companies in the form of depositary receipts, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts. Investing in depositary receipts entails additional risks associated with foreign investments. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts. Like direct investments in foreign securities, investments in depositary receipts involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investment in ADRs may be less liquid than the underlying shares in their primary trading market. “Sponsored” depositary receipts are established jointly by a depositary and the underlying issuer, whereas “unsponsored” depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Depositary receipts may also be unregistered and unlisted, and may be purchased in the public markets or restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). If a particular investment in such ADRs becomes illiquid, that investment will be included within the Fund’s limitation on investment in illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell these types of ADRs and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell or may be unable to sell it at all.

Derivatives Risk. Derivatives are financial instruments, such as swaps, futures, forwards, structured notes and options, whose values are based on the value of one or more reference assets, such as a security, asset, currency, interest rate or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the reference asset(s). Derivative transactions can create investment leverage, which implicates risks greater than those associated with investing directly in a reference asset, because a small investment in a derivative can result in a large impact on the Fund and may cause the Fund to be more volatile.

Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is centrally cleared, it will be subject to the rules of the clearing exchange and subject to risks associated with the exchange.

Derivatives can be illiquid and imperfectly correlate with the reference asset(s), resulting in unexpected returns that could materially adversely affect the Fund. Some derivatives can have the potential for unlimited loss. Many derivatives are subject to segregation requirements, pursuant to which the Fund must segregate the market or notional value of the derivatives and which could impede the portfolio management of the Fund. It is possible that developments in the derivatives market, including ongoing or potential government regulation, could adversely affect the Fund’s ability to enter into new derivatives agreements, terminate existing derivative agreements or to realize amounts to be received under such instruments.

Counterparty Risk. Because many derivatives are an obligation of the counterparty rather than a direct investment in the reference asset, the Fund may suffer losses potentially equal to, or greater than, the full value of the derivative if the counterparty fails to perform its obligations under the derivative agreement as a result of bankruptcy or otherwise. Any loss would result in a reduction in the NAV of the Fund and will likely impair the Fund’s ability to achieve its investment objective. The counterparty risk associated with the Fund’s investments may be greater than other funds because there are only a limited number of counterparties that are willing and able to enter into certain derivatives, such as swaps on onshore Chinese securities. If there are only a few potential counterparties, the Fund, subject to applicable law, may enter into swap transactions with as few as one counterparty at any time.

Forward Currency Contracts Risk. A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery, exposing the Fund to counterparty risk.

Futures Risk. In addition to the above, risks associated with the use of futures contracts include the following: (i) an imperfect correlation between movements in prices of futures contracts and movements in the value of the reference asset(s) it is designed to simulate; and (ii) the possibility of an illiquid secondary market for a futures contract and the resulting inability to close a position prior to its maturity date. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Leveraging Risk. The Fund’s investment in derivative instruments provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The use of derivatives may expose the Fund to potentially dramatic losses (or gains) in the value of a derivative or other financial instrument and, thus, in the value the Fund’s portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.

Swaps Risk. To the extent the Fund invests in swaps, it will be subject to the risk that the number of counterparties able to enter into swaps to provide exposure to a desired reference asset, such as onshore Chinese securities, may be limited. Swaps are of limited duration and there is no guarantee that swaps entered into with a counterparty will continue indefinitely. Accordingly, the duration of a swap depends on, among other things, the ability of the Fund to renew the expiration period of the relevant swap at agreed upon terms.

The risks of investing in swaps on onshore Chinese securities are compounded by the fact that at present there are only a limited number of potential counterparties willing and able to enter into swap transactions linked to the performance of onshore Chinese securities. To the extent a potential swap counterparty’s access to onshore Chinese securities is reduced or eliminated due to actions by the Chinese government or as a result of transactions entered into by the counterparty with other investors, the counterparty’s ability to continue to enter into swaps or other derivative transactions with the Fund may be reduced or eliminated, which could have a material adverse effect on the Fund. In addition, under the current regulations regarding onshore Chinese securities quotas of QFIIs and RQFIIs administered by SAFE, QFIIs and RQFIIs are prohibited from transferring or selling their quotas to any third party. However, there is uncertainty over how this prohibition is implemented. Therefore, subject to interpretation by SAFE, QFIIs and RQFIIs may be limited or prohibited from providing the Fund access to onshore Chinese securities quotas by entering into swap or other derivative transactions, which, in turn, could adversely affect the Fund.

Emerging Markets Risk. Investments in developing or emerging markets issuers involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments. For example, in comparison with developed markets, developing and emerging markets may be subject to greater market volatility; greater risk of asset seizures and capital controls; lower trading volume and liquidity; greater social, political and economic uncertainty; governmental controls on foreign investments and limitations on repatriation of invested capital; greater risk of market shutdown; lower disclosure, corporate governance, auditing and financial reporting standards; fewer protections of property rights; restrictions on the transfer of securities or currency; and settlement and trading practices that differ from U.S. or developed markets. Each of these factors may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares, and cause the Fund to decline in value.

The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

Environmental Issuers Risk. Issuers engaged in environmentally beneficial business lines may be difficult to identify and investments in them may be volatile. They may be highly dependent upon government subsidies, contracts with government entities, and the successful development of new and proprietary technologies. In addition, seasonal weather conditions, fluctuations in supply of and demand for clean energy products, and international political events may cause fluctuations in the performance of these issuers and the prices of their securities. Other countries, including the U.S., may take steps against Chinese companies engaged in environmentally beneficial services and products, such as through the imposition of tariffs and anti-dumping duties. Even companies that are deemed to be involved in environmentally beneficial services and products in China may not compare favorably with respect to their environmental practices and impact as issuers of other countries.

Equity Securities Risk. Equity securities are subject to volatile changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities are subject to volatile changes in market value and their values may be more volatile than investments in other asset classes. In the event of liquidation, equity securities are generally subordinate in rank to debt and other securities of the same issuer.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face delisting from the Exchange.

Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to Authorized Participants. Unlike most other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities.

Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with redemption requests. Effecting redemptions for cash may cause the Fund to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such dispositions may occur at an inopportune time, resulting in potential losses to the Fund or difficulties in meeting shareholder redemptions, and involve transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise have been required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in another ETF.

In addition, cash transactions may have to be carried out over several days if the securities market in which the Fund is trading is less liquid and may involve considerable transaction expenses and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, may be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, the Fund has capped the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap, those transaction costs will be borne by the Fund’s remaining shareholders. These factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for other ETFs.

International Closed Market Trading Risk. Because certain of the Fund’s underlying securities may trade in markets that may be closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and stale pricing, resulting in the Fund trading at a discount or premium to NAV that may be greater than those incurred by other ETFs.

Premium/Discount Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Fund shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the secondary market. It cannot be predicted whether Fund shares will trade below (at a discount), at or above (at a premium) their NAV. As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop-loss orders to sell the Fund shares may be executed at market prices that are significantly below NAV. Price differences may be due, in part, to the fact that supply and demand forces at work in the secondary trading market for shares may be closely related to, but not identical to, the same forces influencing the prices of the securities of the Underlying Index trading individually. The market prices of Fund shares may deviate significantly from the NAV of the shares during periods of market volatility or if the Fund’s holdings are or become more illiquid. Disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. In addition, market prices of Fund shares may deviate significantly from the NAV if the number of Fund shares outstanding is smaller or if there is less active trading in Fund shares. Investors purchasing and selling Fund shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, secondary market investors will incur the cost of the difference between the price that an investor is willing to pay for shares (the bid price) and the price at which an investor is willing to sell shares (the ask price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Increased market volatility may cause increased bid-ask spreads.

Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained or that the Fund’s shares will continue to be listed. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all.

ETF Risk - New Fund Risk. The Fund is new and does not yet have a shares outstanding. If the Fund does not grow large in size once it commences trading, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a trading halt.

ETF Risk - Small Fund Risk. The Fund is small and does not yet have a significant number of shares outstanding. Small funds are at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a trading halt. The Fund also is subject to the continued listing standards of the Exchange, with which the Fund must comply in order to continue being listed on the Exchange. Among other requirements, the continued listing standards require a minimum number of shareholders.

Financials Sector Risk. Companies in the financials sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financials sector may be adversely affected by increases in interest rates. The profitability of companies in the financials sector may be adversely affected by loan losses, which usually increase in economic downturns. In addition, the financials sector in certain countries is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework, which may have an impact on the issuers included in the Fund. Furthermore, increased government involvement in the financials sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions.

Fixed Income Securities Risk. Investing in fixed income securities subjects the Fund to the following risks:

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Credit Risk. The Fund could lose money if the issuer of a fixed income security is unable to meet its repayment obligations in a timely manner, or if negative perceptions of the issuer’s ability to make such payments cause the price of the bond to decline. Certain credit ratings agencies have recently downgraded various Chinese issuers and/or issued negative outlooks for them. Debt issued by Chinese provinces and municipalities and the majority of Chinese government-related enterprises is not guaranteed by the PRC government.

Income Risk. The Fund’s income may decline due to falling interest rates. During a period of falling interest rates, income risk is generally higher for short term bond funds, moderate for intermediate term bond funds and low for long term bond funds. Therefore, investors should expect a Fund’s income to fluctuate accordingly.

Interest Rate Risk. Interest rate risk is the risk that the securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Duration is a measure of a fixed income security’s sensitivity to changes in interest rates. For every 1% change in interest rates, a bond’s price generally changes approximately 1% in the opposite direction for every year of duration. For example, if a portfolio of fixed income securities has an average weighted duration of three years, its value can be expected to fall about 3% if interest rates rise by 1%. Conversely, the portfolio’s value can be expected to rise approximately 3% if interest rates fall by 1%. Unlike maturity, which considers only the date on which the final repayment of principal will be made, duration takes account of interim payments made during the life of the security. Duration is typically not equal to maturity. Interest rates have recently been historically low but have recently increased and may continue to increase, potentially quickly and significantly, thereby heightening the Fund’s exposure to the risks associated with rising rates.

Issuer Risk. There may be economic or political changes that impact the ability of issuers to repay principal and to make interest payments on securities. Changes to the financial condition or credit rating of issuers may also adversely affect the value of the Fund’s securities.

Pay-In-Kind and Step-Up Coupon Securities Risk. A pay-in-kind security pays no interest in cash to its holder during its life. Similarly, a step-up coupon security is a debt security that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Accordingly, pay-in kind and step-up coupon securities will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current, periodic distribution of interest in cash.

Perpetual Bonds Risk. Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a maturity date and may be more sensitive to changes in interest rates. If market interest rates rise significantly, the interest rate paid by a perpetual bond may be much lower than the prevailing interest rate. Perpetual bonds are also subject to credit risk with respect to the issuer. In addition, because perpetual bonds may be callable after a set period of time, there is the risk that the issuer may recall the bond, which may require the Fund to reinvest the proceeds in lower yielding securities.

Reinvestment Risk. The Fund’s performance may be adversely impacted when interest rates fall because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature.

Subordinated Obligations Risk. Payments under some debt may be structurally subordinated to other existing and future liabilities and obligations of an issuer of debt. Claims of creditors of subordinated debt will have less priority as to the assets of the issuer and its creditors who seek to enforce the terms of the debt. Certain debt may not contain any restrictions on the ability of the issuers to incur additional unsecured indebtedness.

Variable and Floating Rate Securities Risk. During periods of increasing interest rates, changes in the coupon rates of variable or floating rate securities may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. Floating rate notes are generally subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such securities.

Foreign Securities Risk. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political and economic instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers, especially issuers in emerging markets, may be subject to less stringent regulation, and to different accounting, auditing, recordkeeping, financial reporting, and investor protection requirements. Investments in foreign securities typically are less liquid than investments in U.S. securities. The value of foreign securities may change materially when the U.S. markets are not open for trading.

Income from securities of non-U.S. issuers, including gains on the sale of such securities, may be subject to foreign taxes, which would be the responsibility of the Fund. Even if the Fund qualifies to pass these taxes through to shareholders, the ability to claim a credit for such taxes may be limited, particularly in the case of taxes on capital gains.

Foreign markets may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. This could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing the Fund’s assets to be uninvested for some period of time, or cause the Fund to face delays or difficulties in meeting shareholder redemptions.

From time to time, certain of the issuers of securities purchased by the Fund may operate in, or have dealings with, countries may become subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation and value if it is identified as such a company. Any Fund investment in such companies will be indirectly subject to those risks.

Frontier Markets Risk. Frontier market countries generally have smaller economies and less developed capital markets or legal, regulatory and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of (1) the potential for extreme price volatility and illiquidity in frontier markets; (2) government ownership or control of parts of the private sector or other protectionist measures; (3) large currency fluctuations; (4) fewer companies and investment opportunities; or (5) inadequate investor protections and regulatory enforcement. In certain frontier and emerging markets, fraud and corruption may be more prevalent than in developed market countries. Investments that the Fund holds may be exposed to these risks, which could have a negative impact on their value. Additional risks of frontier market securities may include: greater political instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund is exposed; increased risk of embargoes or economic sanctions on a country, sector or issuer; greater risk of default (by both government and private issuers); more substantial governmental involvement in the economy; less governmental supervision and regulation; differences in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; less developed legal systems; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

Geographic Focus Risk. The Fund’s investments are expected to be focused in a particular country, countries, or region to the same extent as the Underlying Index and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified funds.

Germany Risk. Investment in German issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks specific to Germany. Recently, new concerns have emerged in relation to the economic health of the European Union. These concerns have led to downward pressure on the earnings of certain European issuers, including German financial services companies. Secessionist movements, such as the Catalan movement in Spain, may have an adverse effect on the German economy. The German economy is dependent to a significant extent on the economies of certain key trading partners, including the Netherlands, China, United States, United Kingdom, France, Italy and other European countries. Reduction in spending on German products and services, or changes in any of its key trading partners’ economies may have an adverse impact on the German economy. Recent developments in relations between the United States and its trading partners have heightened concerns of increased tariffs and restrictions on trade between the countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on Germany’s export industry and a commensurately negative impact on the Fund. In addition, heavy regulation of labor, energy and product markets in Germany may have an adverse impact on German issuers. Such regulations may negatively impact economic growth or cause prolonged periods of recession.

Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting.

Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products. Patents have a limited duration, and, upon expiration, other companies may market substantially similar (i.e., “generic”) products that are typically sold at a lower price than the patented product. The introduction of a generic product to the market can cause the original developer to lose market share and/or reduce the price of the product, resulting in lower profits for the original developer. As a result, the expiration of patents may adversely affect the profitability of these companies.

In addition, because the products and services of many companies in the healthcare sector affect the health and well-being of many individuals, these companies are particularly susceptible to extensive litigation based on product liability and similar claims.

Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, which can result in increased development costs, delayed cost recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company’s revenues and profitability. In other words, delays in the regulatory approval process may limit the opportunity for a company to profit from a new product or to bring a new product to market, which could adversely affect a company’s business. Healthcare companies may also be strongly affected by scientific biotechnology or technological developments, and their products may quickly become obsolete. Also, many healthcare companies offer products and services that are subject to extensive governmental regulation and may be adversely affected by changes to governmental policies or laws, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums and promotion of prepaid healthcare plans.

Hedging Risk. The Fund’s hedging strategies may not be successful, and even if they are successful, the Fund’s exposure to RMB is not expected to be fully hedged at all times. Because the Fund’s currency hedges are reset on a monthly basis, positions held longer than one month will not be hedged as of the initial investment date and will only be hedged as of the most recent one-month forward reset date. Hedging transactions may not perfectly offset actual fluctuations in the exchange rate between RMB and the U.S. dollar, including because currency exchange rates are volatile. Additionally, if the RMB appreciates in value relative to the U.S. Dollar, the Fund’s returns will be lower than they would be if the Fund’s currency exposure were not hedged.

High Portfolio Turnover Risk. The Fund may incur high turnover rates. This may increase the Fund’s brokerage commission costs. The performance of the Fund could be negatively impacted by the increased brokerage commission costs incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of net short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.

High Yield and Unrated Securities Risk. Securities that are unrated or rated below investment grade (or “junk bonds”) are subject to greater risk of loss of income and principal (e.g., default) than rated securities, particularly highly rated securities. Junk bonds are inherently speculative. The prices of unrated and high yield securities are generally more sensitive to adverse economic changes and individual issuer developments than highly rated securities. Also, the secondary market for such securities may be less liquid than the markets for rated and/or higher quality securities. As a result, during periods of economic uncertainty, their prices may be more volatile, which may cause the net asset value of the Fund to fluctuate.

Hong Kong Risk. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement and China may change its policies regarding Hong Kong in the future. Any such change may adversely affect market conditions and the performance of Chinese and Hong Kong issuers and, thus, the value of securities in the Fund’s portfolio. The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

Industrials Sector Risk. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. Government regulation may in particular affect the aerospace and defense companies, which rely to a significant extent on government demand for their products and services. Transportation companies, another component of the industrials sector, are subject to sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

Information Technology Sector Risk. The value of stocks of information technology companies and companies that rely heavily on information technology is particularly vulnerable to rapid changes in information technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on information technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Internet Companies Risk. Investments in Internet companies may be volatile. Internet companies are subject to intense competition, the risk of product obsolescence, changes in consumer preferences and legal, regulatory and political changes. They are also especially at risk of hacking and other cybersecurity events. In addition, it can be difficult to determine what qualifies as an Internet company.

Investments in Investment Companies Risk. The Fund may purchase shares of investment companies, such as ETFs, unit investment trusts, closed-end investment companies and foreign investment companies, including those that are advised, sponsored or otherwise serviced by Krane and/or its affiliates, to gain exposure to particular component securities of the Underlying Index or when such investments present a more cost efficient alternative to investing directly in securities. When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund’s expenses. An investor in the Fund may receive taxable gains as a result of an underlying fund’s portfolio transactions in addition to the taxable gains attributable to the Fund’s transactions in shares of the underlying fund. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the 1940 Act. In addition, to the extent the Fund invests in other investment companies, including ETFs, sponsored, advised or otherwise serviced by Krane, its sub-adviser, as applicable, or their affiliates, they may be subject to conflicts of interest in allocating Fund assets, particularly if they are paid an advisory fee both by the Fund and the fund in which the Fund invests.

Japan Risk. The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively affect the Fund. The Japanese yen has fluctuated widely during recent periods and may be affected by currency volatility elsewhere in Asia, especially Southeast Asia. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. The performance of the global economy could have a major impact upon equity returns in Japan. Since the mid-2000s, Japan’s economic growth has remained relatively low. A recent economic recession was likely compounded by an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major issues facing the Japanese economy. Japan has also experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity, which could negatively affect the Fund.

Large Capitalization Company Risk. Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may reduce the potential returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. This is especially true given the limited number of market participants in certain markets in which the Fund may invest. Certain countries in which the Fund may invest may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert such holdings to cash and may make it additionally difficult for the Fund to meet redemptions in a timely fashion.

Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements, and may also cause the Fund to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions. If a number of securities held by the Fund stop trading or become illiquid, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

In October 2016, the Securities and Exchange Commission (“SEC”) adopted Rule 22e-4 (the “Liquidity Rule”), which requires open-end funds to establish a liquidity risk management program (“Liquidity Program”) and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, which went into full effect for the Funds in June 2019, the Funds’ Board appointed a liquidity risk program administrator to assess, manage and periodically review the liquidity risk of each Fund. The liquidity of a Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk.

Management Risk. To the extent the Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index, the Fund is subject to management risk. This is the risk that Krane or its sub-adviser’s, as applicable, security selection process, which is subject to a number of constraints, may not produce the intended results. Alternatively, to the extent Krane or its sub-adviser, as applicable, determines to manage the Fund by replicating the Underlying Index, it is likely to experience higher portfolio turnover and brokerage costs, which erode performance.

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. Market fluctuations could be caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices. Recent developments in relations between the United States and its trading partners have heightened concerns of increased tariffs and restrictions on trade between the U.S. and other countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the world’s export industry and a commensurately negative impact on financial markets. Different types of securities tend to go through cycles of outperformance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Therefore, the Fund is susceptible to the risk that certain holdings may be difficult or impossible to sell at a favorable time or price.

Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Following the financial crisis that began in 2007, the Federal Reserve attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. Interest rates have in recent years increased and there is a risk that interest rates will continue to rise, potentially quickly and significantly, which may make investments in emerging markets less attractive. These policy changes may expose markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. To the extent that the Fund experiences high redemptions because of these governmental policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and will lower the Fund’s performance.

Materials Sector Risk. Companies in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, over-production, technical progress, labor relations, litigation and government regulations, among other factors. Also, companies in the materials sector are at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

Mid-Capitalization Company Risk. Investing in the securities of medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies and more established companies. Since medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Operational and Cybersecurity Risk. The Fund, Krane, its service providers and your ability to transact with the Fund may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service provides, to suffer data corruption or lose operational functionality. It is not possible for Krane or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Passive Investment Risk. The Fund is not actively managed, does not seek to “beat” the Underlying Index, and does not take temporary positions when markets decline. Therefore, the Fund may not sell a security due to current or projected underperformance of a security, industry or sector. If a specific security is removed from the Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. It is expected that the value of Fund shares will decline, more or less, in correspondence with any decline in value of the Underlying Index. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to track the Underlying Index could have a negative effect on the Fund. However, the Fund’s investment objective and principal investment strategies impose limits on the Fund’s ability to invest in securities not included in the Underlying Index. There is no guarantee that the Underlying Index will create the desired exposure.

Unlike an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of registered investment companies that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. To the extent the Fund employs a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held more of the securities in the Underlying Index.

Privately-Issued Securities Risk. The Fund may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act. Privately-issued securities are securities that have not been registered under the Securities Act and as a result are subject to legal restriction on resale. They typically may be resold only to “qualified institutional buyers,” in a privately negotiated transaction, to a limited number of purchasers or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because they are not traded on established markets and there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, privately-issued securities may be less liquid, subject to wide fluctuations in value, and may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV, due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result or cause the Fund difficulty in meeting shareholder redemptions. The Fund may have to bear the expense of registering privately-issued securities for resale and the risk of substantial delays in effecting the registration.

Real Estate Sector Risk. The Fund may invest in securities within the real estate sector. Investments in real estate issuers may be volatile. Real estate issuers are susceptible to the risks associated with direct ownership of real estate, including declines in the real estate market, decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

Russia Risk. Russia has experienced political and economic turbulence and endured decades of communist rule under which its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the task of stabilizing and modernizing its economy. Investors in Russia have experienced significant losses due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital invested. There is no assurance that similar losses will not recur. The current government regime has become increasingly authoritarian, especially in its dealings with successful Russian companies. In this environment, there is always a risk that the government will abandon elements of a market economy and replace them with radically different political and economic policies that would be detrimental to the interests of foreign investors.

The Russian economy is heavily dependent upon the export of a range of commodities including industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, Eastern European markets remain relatively underdeveloped and can be particularly sensitive to political and economic developments; adverse events in Eastern European countries may greatly impact the Russian economy.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. There is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the Fund to lose share registration through fraud or negligence. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause the Fund to incur losses due to a counterparty’s failure to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection all pose significant risks, particularly to foreign investors. In addition, there is a risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or punitive taxation, or, in the alternative, a risk that a reformed tax system may result in inconsistent and unpredictable enforcement of the new tax laws. The Russian securities market is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside the stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, little information is available to investors. As a result, it may be difficult to assess the value of an investment in Russian companies.

As a result of recent events, the United States and the European Union have imposed sanctions on certain Russian individuals and issuers. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s investments. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in Russian companies, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Russia may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of the Fund’s portfolio and potentially disrupt its operations.

Securities Lending Risk. The Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. There is a risk that the assets of the Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to that Fund. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in a money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. Krane and its sub-adviser, if applicable, are subject to potential conflicts of interest because the compensation paid to them increases in connection with any net income received by the Fund from a securities lending program.

Small- and Mid-Capitalization Company Risk. Investing in the securities of small- and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies and more established companies. Since small- and medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings. These companies’ securities may be more volatile and less liquid than those of more established companies, and they may be more sensitive to market conditions.

South Korea Risk. The Fund is susceptible to adverse market, political, regulatory and geographic events affecting South Korea. South Korean economy is dependent on trading exports and on the economies of other Asian countries, especially China and Southeast Asia, and the United States as key trading partners. Disruptions in trade activity, reductions in spending by these economies on South Korean products and services or negative changes in any of these economies may have an adverse impact on the South Korean economy. Furthermore, South Korea’s economy may be significantly affected by currency fluctuations and increasing competition from Asia’s low-cost emerging economies. Finally, South Korea’s economic growth potential has recently been on a decline due to, among other factors, a rapidly aging population and structural problems.

Substantial tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate of South Korea. North and South Korea each have substantial military capabilities, and historical tensions between the two present the ongoing risk of war. Any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, may have a severe adverse effect on the South Korean economy.

Sovereign and Quasi-Sovereign Debt Risk. Investments in sovereign and quasi-sovereign debt bonds involve special risks, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. The governmental authority that controls the repayment of sovereign and quasi-sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign or quasi-sovereign debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund’s ability to obtain recourse may be limited.

Certain issuers of sovereign and quasi-sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may impair the debtor’s ability to service its debts on a timely basis. As holders of government debt, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. There can be no assurance that the securities in which the Fund will invest will not be subject to restructuring arrangements or to requests for additional credit. In addition, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund.

During periods of economic uncertainty, the market prices of sovereign and quasi-sovereign bonds, and the Fund’s NAV, may be more volatile than prices of corporate bonds, which may result in losses. In the past certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of such sovereign and quasi-sovereign bonds.

Taiwan Risk. The political reunification of China and Taiwan, over which China continues to claim sovereignty, remains problematic and is unlikely to be settled in the near future. This continuing hostility between China and Taiwan may have an adverse impact on the values of the Fund’s investments in Taiwan, or make such investments impracticable or impossible. Any escalation of hostility between China and Taiwan would likely have a significant adverse impact on the value of the Fund’s investments in both Taiwan and the region.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, a Fund must satisfy certain income, distribution and asset diversification requirements. With respect to the latter, a Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect its performance. Because there is limited transparency into state ownership of Chinese issuers, there is a risk of such issuers being deemed to be a single issuer, which could result in the Fund falling out of compliance with the asset diversification requirements.

In order to qualify for the favorable tax treatment generally available to regulated investment companies and avoid Fund-level taxes, a Fund must also satisfy certain distribution requirements. Capital controls and currency controls may affect a Fund’s ability to meet the applicable distribution requirements. If a Fund fails to satisfy the distribution requirement necessary to qualify for treatment as a regulated investment company for any taxable year, the Fund would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level. If a Fund fails to satisfy a separate distribution requirement, it will be subject to a Fund-level excise tax. These Fund-level taxes will apply in addition to taxes payable at the shareholder level on distributions.

To the extent a Fund does not distribute to shareholders all of its investment company taxable income and net capital gain in a given year, it will be required to pay U.S. federal income tax on the retained income and gains, thereby reducing the Fund’s return. A Fund may elect to treat its net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of the Fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.

Investments in swaps and other derivatives may be subject to special U.S. federal income tax rules that could adversely affect the character, timing and amount of income earned by a Fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Also, a Fund may be required to periodically adjust its positions in its swaps and derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in the securities themselves. For example, swaps in which the Fund may invest may need to be reset on a regular basis in order to maintain compliance with the 1940 Act, which may increase the likelihood that the Fund will generate short-term capital gains. In addition, because the application of these special rules may be uncertain, it is possible that the manner in which they are applied by a Fund may be determined to be incorrect. In that event, the Fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional U.S. tax liability. Moreover, a Fund may make investments, both directly and through swaps or other derivative positions, in companies classified as passive foreign investment companies for U.S. federal income tax purposes (“PFICs”). Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to the Fund and its shareholders.

Technology Sector Risk. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and government regulation. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. This sector can be significantly affected by the performance of the overall economy, interest rates, competition, and consumer confidence. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Tracking Error Risk. Tracking error refers to the risk that the Fund’s performance may not match or correlate to that of its Underlying Index, either on a daily or aggregate basis. Tracking error may cause the Fund’s performance to be less than expected. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Underlying Index, the use of representative sampling strategy, if applicable, asset valuation differences, tax considerations, the unavailability of securities in the Underlying Index from time to time, holding cash and cash equivalents, and other liquidity constraints. In addition, securities included in the Underlying Index may be suspended from trading. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected. Mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its Underlying Index. In addition, the Fund may not invest in certain securities and other instruments included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, including due to legal restrictions or limitations imposed by a foreign government or a lack of liquidity in certain securities. Moreover, the Fund may be delayed in purchasing or selling securities and other instruments included in the Underlying Index. Any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the Fund’s tracking error.

U.S. Dollar-Denominated Foreign Debt Securities Risk. Foreign debt securities denominated in U.S. dollars may behave very differently from local currency-denominated debt securities, and there may be little to no correlation between the performance of the two. For example, changes to currency exchange rates may impact issuers of foreign debt securities denominated in U.S. dollars differently than issuers of local currency-denominated debt securities. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. In addition, if the U.S. dollar increases in value against the local currency of a debt issuer, the issuer may be subject to a greater risk of default on their obligations (i.e., are unable to make scheduled interest or principal payments to investors).

Utilities Sector Risk. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, and financing large construction programs during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; and be subject to increased costs because of the scarcity of certain fuels or the effects of man-made disasters. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. Government regulators monitor and control utility operations, revenues and costs, and therefore may limit utility profits. Regulatory authorities may also restrict utility companies’ access to new markets, thereby diminishing these companies’ long-term prospects. Energy conservation and changes in climate policy may have a significant adverse impact on the revenues and expenses of utility companies.

Valuation Risk. Financial information about the Fund’s portfolio holdings may not always be reliable, which may make it difficult to obtain a current price for the investments held by the Fund. Independent market quotations for such investments may not be readily available, such as on days during which a security does not trade or a foreign holiday, and securities may be fair valued or valued by a pricing service at an evaluated price. These valuations are subjective and different funds may assign different fair values to the same investment. Such valuations also may be different from what would be produced if the security had been valued using market quotations. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. Additionally, Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuations in their value from one day to the next. Because securities in which the Fund invests may trade on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Management

Investment Adviser

Krane Funds Advisors, LLC (“Krane” or “Adviser”) is a registered investment adviser located at 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020 and serves as investment adviser of each Fund. Krane has served as the investment adviser of each Fund since its inception.

Under the Investment Advisory Agreement between the Trust and Krane, Krane is responsible for reviewing, supervising and administering each Fund’s investment program and the general management and administration of the Trust. In this regard, among other things, Krane arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for each Fund to operate. Krane may engage a subadviser to assist it in managing a Fund’s investments, but will be responsible for overseeing any subadvisers. Krane manages each Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits its officers and employees to serve as officers or Trustees of the Trust. Under the Investment Advisory Agreement, Krane bears all of its own costs associated with providing advisory services to the Funds. In addition, Krane has contractually agreed to pay all operating expenses of each Fund, except (i) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (ii) expenses of the Fund incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions and short sale dividend or interest expense; (iii) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (iv) Acquired Fund Fees and Expenses; (v) litigation expenses; (vi) the compensation payable to the Adviser under the investment advisory agreement; (vii) compensation and expenses of the Independent Trustees (including any Trustees’ counsel fees); and (viii) any expenses determined to be extraordinary expenses by the Board. Nevertheless, there exists a risk that a Trust service provider will seek recourse against the Trust if is not timely paid by Krane for the fees and expenses for which it is responsible, which could materially adversely affect a Fund.

Under the Investment Advisory Agreement, each Fund pays Krane the fee shown in the table below (in addition to the securities lending compensation Krane receives under the Agreement discussed below), which is calculated daily and paid monthly, at an annual rate based on a percentage of the average daily net assets of the Fund.

KraneShares Asia Robotics and Artificial Intelligence Index ETF	0.78%
KraneShares Bosera MSCI China A Share ETF	0.78%
KraneShares CCBS China Corporate High Yield Bond USD Index ETF	0.68%
KraneShares CICC China Leaders 100 Index ETF	0.68%
KraneShares CSI China Internet ETF	0.68%
KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF	0.68%
KraneShares E Fund China Commercial Paper ETF	0.68%
KraneShares Electric Vehicles and Future Mobility Index ETF	0.68%
KraneShares Emerging Markets Consumer Technology Index ETF	0.78%
KraneShares Emerging Markets Healthcare Index ETF	0.78%
KraneShares MSCI All China Consumer Discretionary Index ETF	0.78%
KraneShares MSCI All China Consumer Staples Index ETF	0.78%
KraneShares MSCI All China Health Care Index ETF	0.78%
KraneShares MSCI All China Index ETF	0.68%
KraneShares MSCI China A Hedged Index ETF	0.78%
KraneShares MSCI China Environment Index ETF	0.78%
KraneShares MSCI Emerging Markets ex China Index ETF	0.58%
KraneShares MSCI One Belt One Road Index ETF	0.78%

Krane has contractually agreed to waive its management fee by 0.10%, 0.20%, 0.12%, 0.12%, 0.14%, 0.20% and 0.10% of the average daily net assets of KraneShares Asia Robotics and Artificial Intelligence Index ETF, KraneShares Bosera MSCI China A Share ETF, KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF, KraneShares E Fund China Commercial Paper ETF, KraneShares MSCI All China Health Care Index ETF, KraneShares MSCI All China Index ETF and KraneShares MSCI Emerging Markets ex China Index ETF. Krane has also contractually agreed to waive its management fee in the amount of any Acquired Fees and Expenses incurred by the KraneShares MSCI All China Index ETF attributable to its investments in the KraneShares Bosera MSCI China A Share ETF. These contractual fee waivers will continue until August 1, 2020, and may only be terminated prior thereto by the Board. In addition, the fee waivers will terminate if the Investment Advisory Agreement for a Fund is terminated.

The Investment Advisory Agreement has been approved by the Board of Trustees and shareholders of each Fund (in this regard, Krane as the sole initial shareholder of the applicable Funds approved various matters and agreements, including the Investment Advisory Agreement for each Fund prior to its public offering).

For the fiscal year or period, as applicable, ended March 31, 2019 the Adviser received the fees (in addition to the securities lending compensation Krane receives under the Agreement discussed below), as a percentage of average daily net assets of each operational Fund, as set forth below, which is net of any fees waiver or expenses reimbursed:

KraneShares Bosera MSCI China A Share ETF	0.58%
KraneShares CICC China Leaders 100 Index ETF	0.68%
KraneShares CCBS China Corporate High Yield Bond USD Index ETF	0.68%
KraneShares CSI China Internet ETF	0.68%
KraneShares E Fund China Commercial Paper ETF	0.56%
KraneShares Electric Vehicles and Future Mobility Index ETF	0.68%
KraneShares Emerging Markets Consumer Technology Index ETF	0.78%
KraneShares Emerging Markets Healthcare Index ETF	0.78%
KraneShares MSCI All China Index ETF	0.68%
KraneShares MSCI All China Health Care Index ETF	0.78%
KraneShares MSCI China Environment Index ETF	0.78%
KraneShares MSCI One Belt One Road Index ETF	0.78%

In addition to the above-described services, to the extent a Fund engages in securities lending, Krane will: (i) determine which securities are available for loan and notify the securities lending agent for the Fund (the “Agent”), (ii) monitor the Agent’s activities to ensure that securities loans are effected in accordance with Krane’s instructions and in accordance with applicable procedures and guidelines adopted by the Board, (iii) make recommendations to the Board regarding the Fund’s participation in securities lending; (iv) prepare appropriate periodic reports for, and seek appropriate periodic approvals from, the Board with respect to securities lending activities, (v) respond to Agent inquiries concerning Agent’s activities, and (vi) such other related duties as Krane deems necessary or appropriate.

Under the agreement, while the fees and expenses related to a Fund’s securities lending-related activities reduce the revenues and income of the Fund from such activities, they are not fees and expenses for which Krane is responsible. Further, as compensation for the services provided by Krane in connection with any securities lending-related activities, each Fund pays Krane 10% of the monthly investment income received from the investment of cash collateral and loan fees received from borrowers in respect of securities loans (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers). For the fiscal year ended March 31, 2019, Krane received revenue from the following Funds related to securities lending activities:

Fund	Dollar Amount	BPS
KraneShares CSI China Internet ETF	$985,825	0.06%
KraneShares Electric Vehicles and Future Mobility Index ETF	$2,665	0.01%
KraneShares Emerging Markets Consumer Technology Index ETF	$1,116	0.00%
KraneShares MSCI All China Healthcare Index ETF	$21	0.00%

A discussion regarding the basis for the Board’s approval of the investment advisory agreement with Krane with respect to the Funds that had commenced operations as of March 31, 2019 will be available in the Funds’ Semi-Annual Report to Shareholders dated September 30, 2019.

Because each of the KraneShares Asia Robotics and Artificial Intelligence Index ETF, KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF, KraneShares MSCI All China Consumer Discretionary Index ETF, KraneShares MSCI All China Consumer Staples Index ETF, KraneShares MSCI China A Hedged Index ETF and KraneShares MSCI Emerging Markets ex China Index ETF had not commenced operations prior to the end of the fiscal year ended March 31, 2019, Krane did not receive any advisory fees or fees from securities lending activities from those Funds during the prior fiscal year. A discussion regarding the basis for the Board’s approval of each such Fund’s investment advisory agreement with Krane will be available in each Fund’s first Annual or Semi-Annual Report to Shareholders. Krane, as the sole shareholder of each Fund, has approved or will approve the Investment Advisory Agreement for the Fund and various other matters and agreements for the Fund.

China International Capital Corporation (USA) Holdings Inc., a wholly-owned, indirect subsidiary of China International Capital Corporation Limited owns a majority stake in Krane. As of March 31, 2019 Central Huijin Investment Limited, a mainland Chinese-domiciled entity, held approximately 46.2% of the shares of China International Capital Corporation Limited. Central Huijin Investment Limited is a wholly-owned subsidiary of China Investment Corporation, which is a mainland Chinese sovereign wealth fund. KFA One Holdings, LLC, located at 1270 Avenue of the Americas, 22nd Floor, New York, NY 10020, holds the remaining equity interests in Krane and Jonathan Krane, through his equity interests in KFA One Holdings, LLC, beneficially owns more than 10% of the equity interests in Krane.

Krane has received “manager of managers” exemptive relief from the SEC that permits Krane, subject to the approval of the Board of Trustees, to appoint a “wholly-owned” or unaffiliated sub-adviser, as defined in the exemptive relief, or to change the terms of a sub-advisory agreement with a “wholly-owned” or unaffiliated sub-adviser without first obtaining shareholder approval. The exemptive order further permits Krane to add or to change a “wholly-owned” or unaffiliated sub-adviser or to change the fees paid to such parties from time to time without the expense and delays associated with obtaining shareholder approval of the change and to disclose sub-advisers’ fees only in the aggregate in its registration statement. Any increase in the aggregate advisory fee paid by any Fund remains subject to shareholder approval. Krane continues to have ultimate responsibility (subject to oversight by the Board of Trustees) to oversee the sub-advisers and recommend their hiring, termination, and replacement. The Fund will notify shareholders of any change of a Fund sub-adviser.

Investment Sub-Adviser (to KraneShares Bosera MSCI China A Share ETF)

Bosera Asset Management (International) Co., Ltd. (“Bosera”) serves as Sub-Adviser to the KraneShares Bosera MSCI China A Share ETF. Bosera is a Hong Kong limited liability company. Bosera’s offices are located at Suite 4109, Jardine House, One Connaught Place, Central, Hong Kong.

Bosera, a registered investment adviser with the SEC, is a wholly-owned subsidiary of Bosera Asset Management Company Limited, one of the largest fund management companies in China. Headquartered in Shenzhen, Bosera Asset Management Company Limited was established in 1998, among the first fund houses in China. As of June 30, 2019, the Bosera group managed more than $163.45 billion (including Bosera Asset Management Co., Ltd., Bosera Asset Management (International) Co., Ltd. and Bosera Capital Management Co., Ltd.) in assets for clients in Asia, Europe and North America. With more than 190 investment professionals in China, the Bosera group seeks to offer expertise and on-the-ground insight into China, servicing and advising institutional and retail investors globally, including sovereign wealth funds, central banks and national pensions. The Bosera group also has strong experience in managing several index funds and ETFs in China.

A discussion regarding the basis for the Board’s approval of the investment sub-advisory agreement with Bosera will be available in the Fund’s Semi-Annual Report to Shareholders dated September 30, 2019.

Investment Sub-Adviser (to KraneShares CCBS China Corporate High Yield Bond USD Index ETF)

CCB Securities Ltd. (“CCBS”), located at 18/F CCB Centre, 18 Wang Chiu Road, Kowloon Bay, Kowloon, Hong Kong, serves as the sub-adviser of KraneShares CCBS China Corporate High Yield Bond USD Index ETF. CCBS Securities Ltd. is responsible for the day-to-day investment management of the Fund, subject to the supervision of Krane and the Board of Trustees.

A discussion regarding the basis for the Board’s approval of the investment sub-advisory agreement with CCBS Securities Ltd. will be available in the Fund’s Semi-Annual Report to Shareholders dated September 30, 2019.

CCBS, a recently registered investment adviser with the SEC, is a wholly-owned subsidiary of China Construction Bank (Asia) Corporation Limited, a Hong Kong corporation. CCBS was established in 2000 and is principally engaged in the provision of investment advisory services to corporations, pooled investment vehicles, institutions and individual investors. As of June 30, 2019, CCBS had approximately HKD 2.8 billion in assets under management.

Investment Sub-Adviser (to KraneShares E Fund China Commercial Paper ETF)

E Fund, located at Suite 3501-02 35F, Two International Finance Center, 8 Finance Street, Central, Hong Kong serves as the sub-adviser of KraneShares E Fund China Commercial Paper ETF. E Fund is responsible for the day-to-day investment management of each Fund, subject to the supervision of Krane and the Board of Trustees.

A discussion regarding the basis for the Board’s approval of the KraneShares E Fund China Commercial Paper ETF’s investment sub-advisory agreement with E Fund will be available in the Fund’s Semi-Annual Report to Shareholders dated September 30, 2019.

E Fund was established in 2008 and is principally engaged in the provision of investment advisory services to corporations, institutions and individual investors. E Fund is a wholly owned subsidiary of E Fund Management, Co., Limited (“EFMC”). EFMC, established in 2001, is licensed with the China Securities Regulatory Commission (“CSRC”) in China as a fund manager. As of June 30, 2019, EFMC had approximately $156.79 billion in assets under management, making it one of the largest asset managers in China.

Portfolio Managers

KraneShares Asia Robotics and Artificial Intelligence Index ETF, KraneShares CICC China Leaders 100 Index ETF, KraneShares CSI China Internet ETF, KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF, KraneShares Electric Vehicles and Future Mobility Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares Emerging Markets Healthcare Index ETF, KraneShares MSCI All China Consumer Discretionary Index ETF, KraneShares MSCI All China Consumer Staples Index ETF, KraneShares MSCI All China Health Care Index ETF, KraneShares MSCI All China Index ETF, KraneShares MSCI China A Hedged Index ETF, KraneShares MSCI China Environment Index ETF, KraneShares MSCI Emerging Markets ex China Index ETF, and KraneShares MSCI One Belt One Road Index ETF

Mark Schlarbaum, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of each Fund since December 2015 (in the case of KraneShares CSI China Internet ETF, KraneShares MSCI All China Index ETF, and KraneShares CICC China Leaders 100 Index ETF) or since inception and will continue to serve as the lead portfolio manager for each Fund. He joined Krane in 2015 and has over 26 years of experience in the investment management industry. Previously, he was Vice President Senior Equity Trader at T. Rowe Price (1997-2003); Co-Founder of Schlarbaum Capital Management (2002-2006); Partner- Head Equity Trader/Portfolio Manager at Global Capital Management (2007-2009); Managing Director, lead portfolio manager for small cap SMA strategies and co-portfolio manager for all-cap SMA strategies at Palliser Bay Investment, LLC (2009-2014); and Partner at Trident Distribution Partners (2014-2015). Mr. Schlarbaum graduated with a bachelor’s degree in psychology and economics from Purdue University.

Jonathan Shelon, Chief Operating Officer of the Adviser, also serves as a portfolio manager of each Fund and supports Mr. Schlarbaum and Krane’s investment team with respect to each Fund. Mr. Shelon has been a portfolio manager of each Fund since August 2018 (in the case of KraneShares CSI China Internet ETF, KraneShares Electric Vehicles and Future Mobility Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares MSCI All China Healthcare Index ETF, KraneShares MSCI All China Index ETF, KraneShares MSCI China Environment Index ETF, KraneShares MSCI One Belt One Road Index ETF and KraneShares CICC China Leaders 100 Index ETF) or since inception. Mr. Shelon joined Krane in 2015 as a Managing Partner. Mr. Shelon has spent the majority of his career managing investment portfolios and diverse teams at leading asset management organizations. Prior to joining Krane, he was the Chief Investment Officer of a 40-person global Specialized Strategies Team at J.P. Morgan with $40 billion AUM. Prior to joining J.P. Morgan, Mr. Shelon spent ten years as a portfolio manager at Fidelity Investments where he was responsible for the investment performance, process and evolution of their target-date strategies for retirement savings, college savings and income generation.

Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of Fund shares is available in the SAI.

KraneShares Bosera MSCI China A Share ETF

Mrs. Qiong Wan, Fund Manager at Bosera, is responsible for managing the Fund. Mrs. Wan has more than ten years of work experience in the financial services industry. In that time, she has worked in various capacities ranging from accounting to fund management. Mrs. Wan joined Bosera in March 2011 as a fund manager assistant on the Index & Quant Team. From December 2013 to June 2015, she served as a backup fund manager of the Bosera FTSE China A50 Index ETF, domiciled in Hong Kong, and from June 2015 to May 2016, she served as a fund manager on the Index & Quant Team. Mrs. Wan graduated with a Bachelor of Business Administration from China’s Central South University in June 2004 and earned a Master of Science in Quantitative Economics from Central South University in May 2009.

Additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of Fund shares is available in the SAI.

KraneShares CCBS China Corporate High Yield Bond USD Index ETF

Yan, Ka Lok “Nelson”, Executive Director of CCBS and principal officer for its asset management business, has had primary responsibility for trading the Fund’s portfolio securities since inception. He has more than 14 years of experience in the investment management industry. Prior to joining CCBS, he was the Director and Chief Investment Officer at Changjiang Asset Management (HK) Ltd. He has also worked at Mayfair Pacific Financial Group, Sinocap Investment Management and Special Fine Investment and Management covering portfolios comprised of RQFII investments, fixed income, equity and private equity securities. He holds a Master of Science degree in Finance from the University of Michigan and a Postgraduate Diploma in Economics from the University of London. He is also a holder of a Financial Risk Manager (FRM) certification.

Additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Fund shares is available in the SAI.

KraneShares E Fund China Commercial Paper ETF

Mses. Xiaochen Wang and Grace Zeng and Mr. Guangdong Qi are responsible for managing the KraneShares E Fund China Commercial Paper ETF. Ms. Wang is currently a fund manager and Head of the “Fixed Income Department Mutual Fund Center” at E Fund. Ms. Wang has worked at E Fund since 2003. She holds a master’s degree in Financial Engineering from Renmin University of China and received her B.S. degree in Finance from Shanghai Fudan University.

Mr. Qi is currently a Head of Fixed Income and responsible officer (RO) of E Fund. Mr. Qi has worked at E Fund since 2014 and managed fund portfolios for 4 years. He holds a master’s degree in Financial Engineering from Shanghai University of Finance and Economics and a B.S. in Physics from Shanghai Fudan University.

Ms. Zeng is an Analyst at E Fund, where she has worked since 2014. She holds a master’s degree in FMBA from TSINGHUA University and Chinese University of HK and received her B.S. degree in Statistics and Economics from University of Toronto.

Ms. Wang and Mr. Qi have served as the portfolio managers of the KraneShares E Fund China Commercial Paper ETF since the Fund’s inception in 2014 and Ms. Zeng has served in that role since 2019.

Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares is available in the SAI.

Other Service Providers

SEI Investments Global Funds Services (“Administrator”) serves as administrator for the Fund. The Administrator provides necessary administrative and accounting services for the maintenance and operations of the Trust and the Fund, and makes available the office space, equipment, personnel and facilities required to provide such services.

SEI Investments Distribution Co. (“Distributor”), an affiliate of the Administrator, serves as the Fund’s distributor. Shares in less than Creation Units are not distributed by the Distributor, and the Distributor does not maintain a secondary market in the shares of the Fund.

Brown Brothers Harriman & Co. (“BBH”) serves as custodian and transfer agent for the Fund. BBH maintains in separate accounts cash, securities and other assets of the Fund, keeps all necessary accounts and records, and provides other services.

China Construction Bank Corporation serves as the KraneShares E Fund China Commercial Paper ETF’s local custodian in the People’s Republic of China (“PRC Custodian”). The majority of PRC securities held by the Fund are held in mainland China through an account with the China Interbank Bond Market (“CIBM”). Other PRC securities are dealt and held in book-entry form through the China Central Depository and Clearing Corporation Limited (“CCDCC”) and Shanghai Clearing House (“SCH”). In either case, PRC securities purchased by E Fund in its capacity as the Fund’s RQFII or QFII, through the Bond Connect Program or through the CIBM may be received in a securities account maintained by the PRC Custodian in the joint names of the PRC Custodian, E Fund and the Fund.

PRC securities purchased by Krane or a sub-adviser in their capacity as RQFII or QFII are received in a securities account maintained by the PRC Custodian in the joint names of the Funds and Krane or the sub-adviser, as applicable. Pursuant to a sub-custodian agreement and a supplementary control agreement, the Funds are or would be recognized as the beneficial owner, and control the disposition, of assets in the account, even though, pursuant to Chinese law and regulations, the RQFII or QFII holder (in addition to the Funds) is the legal owner of the account.

Shareholder Information

Calculating NAV

Each Fund calculates its NAV by:

●	Taking the current market value of its total assets
●	Subtracting any liabilities and withholdings (if any)
●	Dividing that amount by the total number of shares owned by the shareholders

Each Fund normally calculates NAV as of the regularly scheduled close of normal trading on each day that the NYSE is scheduled to be open for business (a “Business Day”) (normally, 4:00 p.m., Eastern time). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In calculating the values of each Fund’s portfolio securities, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at the time as of which the Fund’s NAV is calculated if a security’s exchange is normally open at that time). If there is no such reported sale, such securities are valued at the most recently reported bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. The value of a swap contract is equal to the obligation (or rights) under the swap contract, which will generally be equal to the net amounts to be paid or received under the contract based upon the relative values of the positions held by each party to the contract as determined by the applicable independent, third party pricing agent. Exchange-traded options are valued at the last reported sales price on the exchange on which they are listed. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. OTC options are valued based upon prices determined by the applicable independent, third party pricing agent. Futures are valued at the settlement price established by the board of trade on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate and the 30-, 60-, 90- and 180-day forward rates provided by an Independent Pricing Agent. The exchange rates used for valuation are captured as of the close of the London Stock Exchange each day normally at 4:00 p.m. Greenwich Mean Time. Prices for most securities held by a Fund are provided daily by independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain bid and ask prices from two broker-dealers who make a market in the portfolio instrument and determines the average of the two.

Investments in open-end investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end investment companies that trade on an exchange are valued at the last reported sale price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. If there is no such reported sale, such securities are valued at the most recently reported bid price.

Securities issued by a wholly owned subsidiary of a Fund will be valued at the subsidiary’s net asset value, which will be determined using the same pricing policies and procedures applicable to the Fund.

Securities for which market prices are not “readily available,” or are not deemed to reflect current market values, or are instruments where no evaluated price is available from the Trust’s third-party pricing agents pursuant to established methodologies, are fair valued in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using “fair value” pricing may include, but are not limited to: the security’s trading has been halted or suspended; the security’s primary trading market is temporarily closed; or the security has not been traded for an extended period of time. A Fund may fair value certain of the foreign securities held by the Fund each day the Fund calculates its NAV.

In addition, a Fund may fair value its securities if an event that may materially affect the value of the Fund’s securities that trade outside of the United States (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector, country or region. Events that may be Significant Events may include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If Krane becomes aware of a Significant Event that has occurred with respect to a portfolio instrument or group of portfolio instruments after the closing of the exchange or market on which the portfolio instrument or portfolio instruments principally trade, but before the time at which a Fund calculates its NAV, it will notify the Administrator and may request that an ad hoc meeting of the Fair Valuation Committee be called.

With respect to trade-halted securities, the Trust typically will fair value a trade-halted security by adjusting the security’s last market close price by the security’s sector performance, as measured by a predetermined index, unless Krane recommends and the Trust’s Fair Valuation Committee determines to make additional adjustments. Certain foreign securities exchanges have mechanisms in place that confine one day’s price movement in an individual security to a pre-determined price range based on that day’s opening price (“Collared Securities”). Fair value determinations for Collared Securities will generally be capped by Krane based on any applicable pre-determined “limit down” or “limit up” prices established by the relevant foreign securities exchange. As an example, China A-Shares can only be plus or minus ten percent in one day of trading in the relevant mainland China equity market. As a result, the fair value price determination on a given day will generally be capped plus or minus ten percent.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could actually be realized upon the sale of the security or that another fund that uses market quotations or its own fair value procedures to price the same securities. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Underlying Index. This may adversely affect a Fund’s ability to track the Underlying Index.

Trading in securities on many foreign exchanges is normally completed before the close of business on each Business Day. In addition, securities trading in a particular country or countries may not take place on each Business Day, such as during a foreign market holiday, or may take place on days that are not Business Days. Changes in valuations on certain securities may occur at times or on days on which a Fund’s NAV is not calculated and on which Fund shares do not trade and sales and redemptions of shares do not occur. As a result, the value of a Fund’s portfolio securities and the net asset value of its shares may change on days when you will not be able to purchase or sell your shares.

Buying and Selling Fund Shares

Shares of a Fund may be purchased or redeemed directly from the Fund only in Creation Units or multiples thereof. Only a broker-dealer (“Authorized Participant”) that enters into an Authorized Participant Agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”), may engage in creation and redemption transactions directly with the Fund. Purchases and redemptions directly with a Fund must follow the Fund’s procedures, and are subject to transaction fees, which are described in the SAI. The transaction fee will not exceed 2.00% of the value of the Creation Units purchased or redeemed, which is used to compensate the Fund for any difference for the expenses incurred by it in connection with the purchase or redemption order. Orders for such transactions may be rejected or delayed if they are not submitted in good order and subject to the other conditions set forth in this prospectus and the SAI.

Purchases and redemptions of Creation Units will take place in-kind and/or for cash at the discretion of each Fund. The determination of whether purchases and redemptions of Creation Units will be for cash or in-kind depends primarily on the regulatory requirements and settlement mechanisms relevant to a Fund’s portfolio holdings and a Fund is not limited to engaging in in-kind transactions to any particular market circumstances. As further described in the SAI, Creation Units typically are issued on a two Business Days (“T+2”) basis after a purchase order has been received in good order and the transfer of good title to the Fund of any in-kind securities and/or cash required to purchase a Creation Unit have been completed (subject to certain exceptions). Similarly, and also as further described in the SAI, deliveries of redemption proceeds by a Fund generally will be made on a T+2 basis after a redemption order has been received in good order and the requisite number of Fund shares have been delivered (subject to certain exceptions). Each Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 in order to, among other matters, accommodate non-U.S. market holiday schedules, closures and settlement cycles, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances. The Funds have received exemptive relief to delay such settlement for up to 14 days from the date an order has been submitted in good order and the requisite cash and/or assets delivered to the relevant Fund to accommodate foreign holidays, as further described in the SAI, and otherwise may delay redemptions up to 7 days or longer as permitted by applicable law, regulations and interpretations such as where unusual market conditions affect the NYSE or an emergency exists which makes it impracticable for the a Fund to dispose of or value securities it owns or the Fund has received an SEC order.

Each Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Once created, shares are listed on the Exchange and trade in the secondary market. When you buy or sell a Fund’s shares in the secondary market, you will pay or receive the market price. Shares can be bought and sold throughout the trading day like other publicly traded securities. Most investors will buy and sell shares through a broker and, thus, will incur customary brokerage commissions and charges when buying or selling shares.

The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day.

For more information on how to buy and sell shares of a Fund, call 1.855.857.2638 or visit www.kraneshares.com.

Share Trading Prices and Intraday Indicative Value

The trading prices of a Fund’s shares listed on its Exchange may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The Exchange intends to disseminate an “intraday indicative value” (“IIV”) for each Fund every fifteen seconds during the trading hours of each Business Day. The IIV is calculated for each Fund by: (i) calculating the current value of the deposit instruments and any short positions; (ii) calculating the estimated amount of cash and/or money market instruments per creation unit held in the Fund’s portfolio; (iii) calculating the current in-the-money or out-of-the-money value of the financial instruments held by the Fund, if any, (iv) adding (i) through (iii) to arrive at a value and (v) dividing that value by the number of shares in a Fund creation unit. The IIV should not be viewed as a “real-time” update of the NAV of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, and may include stale values. The Funds are not involved in, or responsible for, the calculation or dissemination of the IIVs and make no warranty as to their accuracy.

Premium/Discount Information

Information showing the number of days the market price of each Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods is available by visiting the Fund’s website at www.kraneshares.com. The premium and discount information contained on the website represents past performance and cannot be used to predict future results.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”). The holdings of a Fund can be found on the Funds’ website at www.kraneshares.com.

Active Investors and Market Timing

The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of each Fund’s shares because each Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve a Fund directly and therefore does not cause the Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, each Fund imposes a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. Each Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of each Fund. Provided, generally, that each Fund’s investments comply with Section 12(d)(1)(A), registered investment companies are permitted to invest in each Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions, including that such investment companies enter into an agreement with each Fund.

Continuous Offering

The method by which Creation Units of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by each Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in a Fund’s shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), Krane, a Fund sub-adviser or an affiliate may pay the intermediary for marketing activities or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Distribution Plan

The Fund has adopted a Distribution Plan (the “Plan”) that allows each Fund to pay distribution fees to the Distributor and other firms that provide distribution services (“Service Providers”). Under the Plan, if a Service Provider provides distribution services, a Fund would pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act. The Distributor would, in turn, pay the Service Provider out of its fees. The Board of Trustees currently has determined not to implement any 12b-1 fees pursuant to the Plan. 12b-1 fees may only be imposed after approval by the Board of Trustees. Because any distribution fees would be paid out of a Fund’s assets on an on-going basis, if payments are made in the future, the distribution fees would increase the cost of your investment and may cost you more than paying other types of sales charges.

Householding Policy

To reduce expenses, we mail only one copy of the prospectus or summary prospectus, each annual and semi-annual report, and any proxy statements to each address shared by two or more accounts with the same last name or that the Trust reasonably believes are members of the same family. If you wish to receive individual copies of these documents, please call the Trust at 1.855.857.2638 between the hours of 8:30 a.m. and 6:00 p.m. Eastern Time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request. Investors who hold their shares through an intermediary are subject to the intermediary’s policies. Contact your financial intermediary for any questions you may have.

Dividends and Distributions

Each Fund, except for the KraneShares CCBS China Corporate High Yield Bond USD Index ETF and the KraneShares E Fund China Commercial Paper ETF, intends to pay out dividends, if any, at least annually; the KraneShares CCBS China Corporate High Yield Bond USD Index ETF and the KraneShares E Fund China Commercial Paper ETF intend to pay out dividends, if any, at least monthly. Each Fund also distributes its net realized capital gains, if any, to investors annually. Each Fund may make distributions on a more frequent basis. A Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable.

Additional Tax Information

The following is a summary of some important tax issues that affect each Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in a Fund. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of each Fund

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as a Fund qualifies for treatment as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Tax Status of Distributions

Each Fund will, at least annually, distribute substantially all of its net investment taxable income and net capital gains income.

The income dividends you receive from a Fund (which include the Fund’s short-term capital gains) will be taxed as either ordinary income or qualified dividend income. For non-corporate shareholders, dividends that are reported as qualified dividend income are generally taxable at reduced maximum tax rates to the extent that the Fund receives qualified dividend income and subject to certain limitations and holding period requirements.

Distributions of a Fund’s short-term capital gains are generally taxable as ordinary income. Any distributions of net capital gain (the excess of a Fund’s net long-term capital gains over its net short-term capital losses) are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are taxable at reduced maximum tax rates.

If a Fund makes distributions to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of distributions you receive from a Fund.

Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that is attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. The KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF, KraneShares Bosera MSCI China A Share ETF, KraneShares CCBS China Corporate High Yield Bond USD Index ETF, KraneShares E Fund China Commercial Paper ETF, and KraneShares MSCI China A Hedged Index ETF do not expect to distribute dividends eligible for qualified dividend income treatment or the dividends received deduction.

Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year. Your broker will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gains distributions shortly after the close of each calendar year.

If you lend your Fund shares pursuant to securities lending arrangements, you may lose the ability to treat the Fund’s dividends (paid while the shares are held by the borrower) as qualified dividend income. Consult your financial intermediary or tax adviser.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in a Fund. If more than 50% of the total assets of a Fund at the close of a year consist of non-U.S. stocks or securities, then the Fund may elect, for U.S. federal income tax purposes, to treat certain non-U.S. income taxes (including withholding taxes) paid by the Fund as paid by its shareholders. The Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election. Please see “— Chinese Tax Considerations” below for a further discussion of these issues with respect to China, which imposes withholding taxes on interest payments, dividends and possibly capital gains from PRC securities.

If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on income received with respect to the shares (including Fund dividends and distributions, and any gain on the sale of shares), until you begin receiving payments from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

Tax Status of Share Transactions

Any capital gain or loss upon a sale of a Fund’s shares is generally treated as a long-term gain or loss if the shares have been held for more than one year and as a short-term gain or loss if held for one year or less. Any capital loss on the sale of a Fund’s shares held for six months or less is treated as a long-term capital loss to the extent that any capital gain distributions were paid with respect to such shares.

Medicare Contribution Tax

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” including interest, dividends, and certain capital gains (including capital gains realized on the sale or exchange of shares of a Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Back-Up Withholding

Each Fund will be required in certain cases to withhold at applicable withholding rates (currently 24%) and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to back-up withholding by the Internal Revenue Service (“IRS”) for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to back-up withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States or if you are a non-U.S. entity, each Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund. You also may potentially be subject to U.S. federal estate taxes.

A 30% withholding tax will generally be imposed on dividends paid by a Fund to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS, or the tax authorities in their home jurisdictions, information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Recently issued proposed regulations (which are effective while pending) eliminate the application of the Foreign Account Tax Compliance Act (“FATCA”) withholding tax to capital gain dividends and redemption proceeds that was scheduled to take effect in 2019.

State Tax Considerations

In addition to federal taxes, distributions by a Fund and ownership of a Fund’s shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in the Fund’s shares.

Chinese Tax Considerations

Although Chinese law provides for a 10% tax on capital gains realized by non-residents (“CGT”), significant uncertainties remain regarding the implementation of this law. Such uncertainties may result in capital gains imposed upon the Fund relative to debt securities of companies headquartered, managed or listed in China. While the application and enforcement of this law with respect to the Funds remain subject to clarification, to the extent that such taxes are imposed on any capital gains of the Funds, the Funds’ NAV or returns may be adversely impacted.

Per a circular (Caishui [2014] 79), the Fund is temporarily exempt from the Chinese tax on capital gains (“CGT”) on trading in A-Shares as a QFII or RQFII on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect as of November 17, 2014, and the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect as of December 5, 2016. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, a Fund may be subject to such taxes in the future. On November 7, 2018, the Chinese government announced a three-year exemption from the corporate income tax withholding tax and value added tax for China-sourced bond interest derived by overseas institutional investors, but its application, such as with respect to the type of debt issuers covered by the exemption, and whether such taxes will be implemented again after November 6, 2021, remains unclear in certain respects. The Funds reserve the right to establish reserves for taxes which present uncertainty as to whether they will be assessed, although they currently do not do so. If a Fund establishes such a reserve but is not ultimately subject to these taxes, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if a Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax. Investors should note that such provision, if any, may be excessive or inadequate to meet actual tax liabilities (which could include interest and penalties) on a Fund’s investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

Taxes on Creations and Redemptions of Creation Units

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the purchaser’s aggregate basis in the securities surrendered and any net amount of cash paid for the Creation Units. A person who redeems Creation Units and receives securities in-kind from a Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.

Each Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. Each Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determinations.

Index Provider Information and Disclaimers

KraneShares Asia Robotics and Artificial Intelligence Index ETF

KraneShares CCBS China Corporate High Yield Bond USD Index ETF

KraneShares Electric Vehicles and Future Mobility Index ETF

KraneShares Emerging Markets Consumer Technology Index ETF

KraneShares Emerging Markets Healthcare Index ETF

Solactive AG is a leading index provider to exchange-traded funds. Solactive is not affiliated with is not affiliated with the Trust, Krane, the Trust’s administrator, custodian, transfer agent or Distributor, or any of their respective affiliates. “Solactive” is a trademark of the Solactive AG. Krane has entered into a license agreement with Solactive to use the relevant Underlying Index and Solactive marks, and sublicenses such rights to the relevant Fund at no charge. Krane uses the marks for the purpose of promoting and marketing the Funds.

The Funds are not in any way sponsored, endorsed, sold or promoted by the Solactive and Solactive does not make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Underlying Index, (ii) the figure at which the Underlying Index is said to stand at any particular time on any particular day or otherwise, or (iii) the fitness or suitability of the Underlying Index for the particular purpose to which it is being put in connection with the Funds. Solactive has not provided and does not provide any financial or investment advice or recommendation in relation to the Underlying Index to Krane or its affiliates or to its customers or clients, including the Funds. The Underlying Index is calculated by Solactive or its agent. Solactive is not liable (whether in negligence or otherwise) to any person for any error in the Underlying Index and is under no obligation to advise any person of any error therein. All rights in the Underlying Index vest in Solactive.

The Index Provider makes no warranty, express or implied, as to results to be obtained by Krane or its affiliates, owners of shares of the Funds or any other person or entity from the use of the Underlying Index or any data included therein. The Index Provider makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Index Provider have any liability for any special, punitive, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

KraneShares Bosera MSCI China A Share Index

KraneShares MSCI All China Consumer Discretionary Index ETF

KraneShares MSCI All China Consumer Staples Index ETF

KraneShares MSCI All China Health Care Index ETF

KraneShares MSCI All China Index ETF

KraneShares MSCI China A Hedged Index ETF

KraneShares MSCI China Environment Index ETF

KraneShares MSCI Emerging Markets ex China Index ETF

KraneShares MSCI One Belt One Road Index ETF

MSCI Inc. is a leading provider of global indexes. MSCI is not affiliated with the Trust, Krane, the Trust’s administrator, custodian, transfer agent or Distributor, or any of their respective affiliates. Krane has entered into a license agreement with MSCI to use the relevant Underlying Indexes and MSCI marks, and sublicenses such rights to the relevant Funds at no charge. Krane uses the marks for the purpose of promoting and marketing the Funds.

The Funds are not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Krane. None of the MSCI parties makes any representation or warranty, express or implied, to the issuer or owners of the Funds or any other person or entity regarding the advisability of investing in funds generally or in this fund particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indexes which are determined, composed and calculated by MSCI without regard to the Funds or the issuer or owners of the Funds or any other person or entity. None of the MSCI Parties has any obligation to take the needs of the issuer or owners of the Funds or any other person or entity into consideration in determining, composing or calculating the MSCI indexes. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by or the consideration into which the Funds are redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or owners of the Funds or any other person or entity in connection with the administration, marketing or offering of the Funds.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI indexes from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the issuer of the Funds, owners of the Funds, or any other person or entity, from the use of any MSCI Index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

KraneShares CICC China Leaders 100 Index ETF

KraneShares CSI China Internet ETF

KraneShares E Fund China Commercial Paper ETF

China Securities Index Co., Ltd. (“CSI”), a leading index provider in China, is a joint venture between the Shanghai Stock Exchange and the Shenzhen Stock Exchange that specializes in the creation of indices and index-related services. CSI is not affiliated with the Trust, Krane, E Fund, the Trust’s administrator, custodian, transfer agent or Distributor, or any of their respective affiliates. Krane has entered into a license agreement with CSI to use the relevant Underlying Indexes and CSI marks, and sublicenses such rights to the relevant Funds at no charge. Krane uses the marks for the purpose of promoting and marketing the Funds.

The Funds are neither sponsored nor promoted, distributed or in any other manner supported by CSI. The Underlying Indexes are compiled and calculated by CSI. CSI will apply all necessary means to ensure the accuracy of the Underlying Indexes. However, neither CSI nor the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be liable (whether in negligence or otherwise) to any person for any error in the Underlying Indexes and neither CSI nor the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be under any obligation to advise any person of any error therein. All copyrights in the Underlying Index values and constituent lists vest in CSI. Neither the publication of the Underlying Indexes by CSI nor the granting of a license of rights relating to the Underlying Indexes or to the Index Trademark for the utilization in connection with the Funds, represents a recommendation by CSI for a capital investment or contains in any manner a warranty or opinion by CSI with respect to the attractiveness of an investment in the Funds.

KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF

In 2016, Bloomberg Indices (“Bloomberg”) acquired Barclays Risk Analytics and Index Solutions Ltd. (“Barclays”) and began creating, compiling, sponsoring and maintaining certain fixed income indexes branded “Bloomberg Barclays” Indexes given the contributions of the historic Bloomberg and Barclays lines of business to the indexes’ methodologies and calculation. Bloomberg, the sponsor of the indexes, is not affiliated with the Trust, Krane, the Trust’s administrator, custodian, transfer agent or Distributor, or any of their respective affiliates. Krane has entered into a license agreement with Bloomberg to use the relevant Underlying Indexes and Bloomberg Barclays marks and sublicenses such rights to the relevant Fund at no charge. Krane uses the marks for the purpose of promoting and marketing the Fund.

The Fund is not in any way sponsored, endorsed, sold or promoted by Bloomberg, and Bloomberg does not make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Underlying Index, (ii) the figure at which the Underlying Index is said to stand at any particular time on any particular day or otherwise, or (iii) the fitness or suitability of the Underlying Index for the particular purpose to which it is being put in connection with the Fund. Bloomberg has not provided and does not provide any financial or investment advice or recommendation in relation to the Underlying Index to Krane or its affiliates or to its customers or clients, including the Fund. The Underlying Index is calculated by Bloomberg or its agent. Bloomberg is not liable (whether in negligence or otherwise) to any person for any error in the Underlying Index and is under no obligation to advise any person of any error therein. All rights in the Underlying Index vest in Bloomberg.

Bloomberg makes no warranty, express or implied, as to results to be obtained by Krane or its affiliates, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Bloomberg makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Bloomberg have any liability for any special, punitive, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

More information about each Index Provider is located in the SAI.

Additional Disclaimers

Krane and Trust Disclaimer

Neither Krane nor the Trust guarantees the accuracy or the completeness of any Underlying Index or any data included therein and neither shall have any liability for any errors, omissions or interruptions therein. Krane and the Funds further make no representation or warranty, express or implied, to the owners of shares of the Funds or any members of the public as to results to be obtained by the Funds from the use of any Underlying Index, as to any data included therein, or as to the advisability of investing in securities generally or in the Funds particularly. Krane expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any Underlying Index or Fund. Without limiting any of the foregoing, in no event shall Krane have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

NYSE Arca, Inc. Disclaimer

Shares of the Funds are not sponsored, endorsed or promoted by NYSE Arca, Inc. (“NYSE Arca”). NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Funds or any member of the public regarding the ability of the Funds to track the total return performance of the Underlying Index or the ability of the Underlying Indexes to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Indexes, nor in the determination of the timing of, prices of, or quantities of shares of the Funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Funds in connection with the administration, marketing or trading of the shares of the Funds.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds as licensee, licensee’s customers and counterparties, owners of the shares of the Funds, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Financial Highlights

The table that follows presents the financial highlights for each Fund that was operational as of the fiscal year ended March 31, 2019. The table is intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended March 31, 2019, March 31, 2018 and March 31, 2017 have been derived from financial statements audited by KPMG LLP, the Trust’s independent registered public accounting firm, whose report, along with the financial highlights and financial statements, is included in the annual report to shareholders dated March 31, 2019, which is incorporated by reference herein and is available upon request.

The financial statements for the fiscal years/periods ended March 31, 2016 and March 31, 2015 were audited by the Trust’s prior independent registered public accounting firm.

The KraneShares FTSE Emerging Markets Plus ETF changed its name to the KraneShares MSCI All China Index ETF and also changed its investment objective and strategies on August 1, 2018. The information presented prior to that date reflects the Fund’s prior investment objective and strategies.

The KraneShares Zacks New China ETF changed its name to the KraneShares CICC China Leaders 100 Index ETF and also changed its investment objective and strategies on November 1, 2018. The information presented prior to that date reflects the Fund’s prior investment objective and strategies.

KRANESHARES BOSERA MSCI CHINA A SHARE ETF (KBA)

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31 (unless otherwise indicated)

For a Share Outstanding Throughout Each Period

KraneShares Bosera MSCI China A Share ETF	2019	2018(1)	2017	2016	2015
Net Asset Value, Beginning of Period ($)	34.47	28.38	30.37	53.55	28.92
Net Investment Income (Loss) ($)*	0.60	0.21	(0.01)	0.62	(0.22)
Net Realized and Unrealized Gain (Loss) on Investments ($)	(2.27)	6.22	(0.67)	(13.67)	24.90
Total from Operations ($)	(1.67)	6.43	(0.68)	(13.05)	24.68
Distribution from Net Investment Income ($)	(0.52)	(0.18)	—	(0.41)	(0.05)
Distribution from Capital Gains ($)	(0.40)	(0.16)	(0.85)	(9.72)	—
Return of Capital ($)	—	—	(0.46)	—	—
Total from Distributions ($)	(0.92)	(0.34)	(1.31)	(10.13)	(0.05)
Net Asset Value, End of Period ($)	31.88	34.47	28.38	30.37	53.55
Total Return (%)**	(4.01)	22.68	(2.04)	(27.18)	85.37
Net Assets End of Period ($) (000)	604,035	353,324	52,494	4,555	26,774
Ratio of Expenses to Average Net Assets (%)	0.60	0.60	0.72(3)	0.93(2)	1.31
Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	0.80	0.80	0.84(3)	1.18(2)	1.51
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.05	0.61	(0.04)	1.18	(0.55)
Portfolio Turnover (%)	106	52	95	116	110

(1)           March 29, 2018 represents the last business day of the Fund’s reporting period in 2018.

(2)           Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Fund paid the Adviser a fee, calculated daily and paid monthly, at an annual rate of 0.78% of the average daily net assets of the Fund (prior to March 24, 2016, the Fund paid the Adviser at an annual rate of 1.10% of the average daily net assets of the Fund). Effective March 24, 2016, pursuant to the terms of an Expense Limitation Agreement, the Adviser had contractually agreed to reduce its management fee to 0.68% of the Fund’s average daily net assets until July 31, 2017.

(3)           As of February 17, 2017, pursuant to the terms of an Expense Limitation Agreement, the Adviser had contractually agreed to reduce its management fee by 0.20% of the Fund’s average daily net assets. The contractual fee waiver will remain in effect until October 4, 2019.

*             Per share data calculated using average shares method.

**           Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units

Amounts designated as “---” are $0 or have been rounded to $0.

KraneShares CCBS China Corporate High Yield Bond USD Index ETF (KCCB)

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31 (unless otherwise indicated)

For a Share Outstanding Throughout Each Period

KraneShares CCBS China Corporate High Yield Bond USD Index ETF	2019(1)
Net Asset Value, Beginning of Period ($)	40.00
Net Investment Income ($)*	1.55
Net Realized and Unrealized Gain on Investments ($)	0.67
Total from Operations ($)	2.22
Distribution from Net Investment Income ($)	(1.31)
Distribution from Capital Gains ($)	—#
Return of Capital ($)	(0.18)
Total from Distributions ($)	(1.49)
Net Asset Value, End of Period ($)	40.73
Total Return (%)**	5.72
Net Assets End of Period ($) (000)	12,220
Ratio of Expenses to Average Net Assets (%)	0.69†
Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	0.69†
Ratio of Net Investment Income to Average Net Assets (%)	5.13†
Portfolio Turnover (%)	38††

(1)           The Fund commenced operations on June 26, 2018.

*             Per share data calculated using average shares method.

**           Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.

#             Amount was less than $0.01 per share.

†             Annualized.

††           Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.

Amounts designated as “---” are $0 or have been rounded to $0.

KraneShares CICC China Leaders 100 Index ETF (KFYP)

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31 (unless otherwise indicated)

For a Share Outstanding Throughout Each Period

KraneShares CICC China Leaders 100 Index ETF (2)#	2019	2018(1)	2017	2016	2015
Net Asset Value, Beginning of Period ($)	33.88	34.06	28.02	34.20	31.42
Net Investment Income ($)*	0.66	0.24	0.21	0.18	0.12
Net Realized and Unrealized Gain (Loss) on Investments ($)	(2.09)	7.22	6.54	(3.21)	2.97
Total from Operations ($)	(1.43)	7.46	6.75	(3.03)	3.09
Distribution from Net Investment Income ($)	(0.68)	(0.30)	(0.33)	(0.25)	(0.31)
Distribution from Capital Gains ($)	(3.77)	(7.34)	—	(2.89)	—
Return of Capital ($)	—	—	(0.38)	(0.01)	—
Total from Distributions ($)	(4.45)	(7.64)	(0.71)	(3.15)	(0.31)
Net Asset Value, End of Period ($)	28.00	33.88	34.06	28.02	34.20
Total Return (%)**	(0.62)	22.57	24.54	(9.71)	9.92
Net Assets End of Period ($) (000)	2,800	5,082	3,406	2,803	3,421
Ratio of Expenses to Average Net Assets (%)	0.70	0.71(3)	0.84	0.73	0.71
Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	0.70	0.71(3)	0.84	0.73	0.71
Ratio of Net Investment Income to Average Net Assets (%)	2.21	0.64	0.55	0.60	0.37
Portfolio Turnover (%)	181	105	86	575	36

(1)           March 29, 2018 represents the last business day of the Fund’s reporting period in 2018.

(2)           Effective August 1, 2014, the KraneShares CSI China Five Year Plan ETF changed its name to KraneShares CSI New China ETF. Effective June 1, 2016, the KraneShares CSI New China ETF changed its name to KraneShares Zacks New China ETF. Effective November 1, 2018, the KraneShares Zacks New China ETF was renamed the KraneShares CICC China Leaders 100 Index ETF.

(3)           As of July 28, 2017, pursuant to the terms of an Expense Limitation Agreement, the Adviser has contractually agreed to reduce its management fee and/or reimburse the Fund in an amount equal to the fees paid by the Fund to counsel to the Independent Trustees of the Trust until July 31, 2018.

*             Per share data calculated using average shares method.

**           Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.

#             After the close of the markets on September 13, 2016, the Fund effected a 2 for 1 share split. Per share data has been adjusted to reflect the share split.

Amounts designated as “---” are $0 or have been rounded to $0.

KRANESHARES CSI CHINA INTERNET ETF (KWEB)

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31 (unless otherwise indicated)

For a Share Outstanding Throughout Each Period

KraneShares CSI China Internet ETF	2019	2018(1)	2017	2016	2015
Net Asset Value, Beginning of Period ($)	61.11	42.21	35.76	34.18	35.93
Net Investment Income (Loss) ($)*	0.10	(0.19)	(0.27)	(0.20)	(0.14)
Net Realized and Unrealized Gain (Loss) on Investments ($)	(12.90)	19.43	7.13	1.84	(1.32)
Total from Operations ($)	(12.80)	19.24	6.86	1.64	(1.46)
Distribution from Net Investment Income ($)	(0.01)	(0.34)	(0.30)	(0.06)	(0.29)
Distribution from Capital Gains ($)	(1.26)	—	—	—	—
Return of Capital ($)	—	—	(0.11)	—(2)	—
Total from Distributions ($)	(1.27)	(0.34)	(0.41)	(0.06)	(0.29)
Net Asset Value, End of Period ($)	47.04	61.11	42.21	35.76	34.18
Total Return (%)**	(20.44)	45.62	19.44	4.77	(4.09)
Net Assets End of Period ($) (000)	2,074,505	1,628,622	291,257	194,869	131,612
Ratio of Expenses to Average Net Assets (%)	0.75(4)	0.70(3)	0.81	0.72	0.71
Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	0.76(4)	0.70(3)	0.81	0.72	0.71
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	0.20	(0.33)	(0.72)	(0.56)	(0.39)
Portfolio Turnover (%)	70	29	35	27	43

(1)           March 29, 2018 represents the last business day of the Fund’s reporting period in 2018.

(2)           Amount was less than $0.01 per share.

(3)           As of July 28, 2017, pursuant to the terms of an Expense Limitation Agreement, the Adviser has contractually agreed to reduce its management fee and/or reimburse the Fund in an amount equal to the fees paid by the Fund to counsel to the Independent Trustees of the Trust until July 31, 2018.

(4)           During the year ended March 31, 2019, the Fund participated in securities lending, generating $9,746,130 in security lending income. The expense ratios include $968,632 in security lending fees paid to the Adviser. Had these fees been excluded, the expense ratios would have been 0.69% and 0.70%, respectively.

*              Per share data calculated using average shares method.

**           Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.

Amounts designated as “---” are $0 or have been rounded to $0.

KraneShares E Fund China Commercial Paper ETF (KCNY)

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31 (unless otherwise indicated)

For a Share Outstanding Throughout Each Period

KraneShares E Fund China Commercial Paper ETF	2019	2018(1)	2017	2016	2015(2)
Net Asset Value, Beginning of Period ($)	37.23	32.82	34.18	34.81	35.00
Net Investment Income ($)*	1.31	1.07	0.61	1.01	0.39
Net Realized and Unrealized Gain (Loss) on Investments ($)	(2.29)	3.34	(1.96)	(1.39)	(0.35)
Total from Operations ($)	(0.98)	4.41	(1.35)	(0.38)	0.04
Distribution from Net Investment Income ($)	(1.95)	—	—	(0.21)	(0.23)
Distribution from Capital Gains ($)	—	—	—	(0.01)	—
Return of Capital ($)	(0.08)	—	(0.01)	(0.03)	—
Total from Distributions ($)	(2.03)	—	(0.01)	(0.25)	(0.23)
Net Asset Value, End of Period ($)	34.22	37.23	32.82	34.18	34.81
Total Return (%)**	(2.52)	13.44	(3.95)(5)	(1.11)	0.13
Net Assets End of Period ($) (000)	18,822	13,030	9,845	18,799	8,702
Ratio of Expenses to Average Net Assets (%)	0.58^	0.77^(3)(4)	0.95^	0.57^	0.60†^
Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	0.70^	0.89^(3)(4)	1.07^	0.69^	0.72†^
Ratio of Net Investment Income to Average Net Assets (%)	3.76^	3.10^	1.84^	2.92^	3.46†^
Portfolio Turnover (%)	—	—	—	717	—††

(1)           March 29, 2018 represents the last business day of the Fund’s reporting period in 2018.

(2)           The Fund commenced operations on December 2, 2014.

(3)           As of July 28, 2017, pursuant to the terms of an Expense Limitation Agreement, the Adviser has contractually agreed to reduce its management fee and/or reimburse the Fund in an amount equal to the fees paid by the Fund to counsel to the Independent Trustees of the Trust until July 31, 2018.

(4)           The expenses during the year include a one-time, non-recurring expense. Had this expense not been included, the net and gross expense ratios for the period would have been 0.59% and 0.71%, respectively.

(5)           Fund received reimbursement from third-party for dilution to shareholders for an accounting error. Absent the reimbursement, total return would have been (4.44)%.

*             Per share data calculated using average shares method.

**           Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.

†             Annualized.

††           Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.

^             The ratios of expenses and net investment income/(loss) to Average Net Assets reflect the expenses and net investment income/(loss), respectively, for the year/period as reported in the Statement of Operations and do not reflect the Fund’s proportionate share of the income and expenses of the money market funds.

Amounts designated as “---” are $0 or have been rounded to $0.

KraneShares Electric Vehicles and Future Mobility Index ETF (KARS)

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31 (unless otherwise indicated)

For a Share Outstanding Throughout Each Period

KraneShares Electric Vehicles and Future Mobility Index ETF	2019	2018(1) (2)
Net Asset Value, Beginning of Period ($)	23.30	25.00
Net Investment Income ($)*	0.21	0.02
Net Realized and Unrealized Loss on Investments ($)	(2.62)	(1.72)
Total from Operations ($)	(2.41)	(1.70)
Distribution from Net Investment Income ($)	(0.25)	—
Distribution from Capital Gains ($)	—	—
Return of Capital ($)	—	—
Total from Distributions ($)	(0.25)	—
Net Asset Value, End of Period ($)	20.64	23.30
Total Return (%)**	(10.19)	(6.80)
Net Assets End of Period ($) (000)	33,026	26,798
Ratio of Expenses to Average Net Assets (%)	0.70	0.70†(3)
Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	0.70	0.70†(3)
Ratio of Net Investment Income to Average Net Assets (%)	0.98	0.43†(3)
Portfolio Turnover (%)	74	18††

(1)           March 29, 2018 represents the last business day of the Fund’s reporting period in 2018.

(2)           The Fund commenced operations on January 18, 2018.

(3)           The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.69%, 0.69% and 0.44%, respectively.

*             Per share data calculated using average shares method.

**           Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.

†              Annualized.

††           Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.

Amounts designated as “---” are $0 or have been rounded to $0.

KraneShares Emerging Markets Consumer Technology Index ETF (KEMQ)

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31 (unless otherwise indicated)

For a Share Outstanding Throughout Each Period

KraneShares Emerging Markets Consumer Technology Index ETF	2019	2018(1) (2)
Net Asset Value, Beginning of Period ($)	26.48	25.00
Net Investment Loss ($)*	(0.00)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments ($)	(3.54)	1.51^
Total from Operations ($)	(3.54)	1.48
Distribution from Net Investment Income ($)	—	—
Distribution from Capital Gains ($)	—	—
Return of Capital ($)	—	—
Total from Distributions ($)	—	—
Net Asset Value, End of Period ($)	22.94	26.48
Total Return (%)**	(13.37)	5.92
Net Assets End of Period ($) (000)	28,680	23,828
Ratio of Expenses to Average Net Assets (%)	0.80	0.79†(3) (4)
Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	0.80	0.79†(3) (4)
Ratio of Net Investment Loss to Average Net Assets (%)	(0.02)	(0.23)†(4)
Portfolio Turnover (%)	119	—††

(1)           March 29, 2018 represents the last business day of the Fund’s reporting period in 2018.

(2)           The Fund commenced operations on October 11, 2017.

(3)           As of July 28, 2017, pursuant to the terms of an Expense Limitation Agreement, the Adviser has contractually agreed to reduce its management fee and/or reimburse the Fund in an amount equal to the fees paid by the Fund to counsel to the Independent Trustees of the Trust until July 31, 2018.

(4)           The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.78%, 0.78% and (0.22)%, respectively.

*             Per share data calculated using average shares method.

**           Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.

^              Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

†             Annualized.

††           Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.

Amounts designated as “---” are $0 or have been rounded to $0.

KraneShares Emerging Markets Healthcare Index ETF (KMED)

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31 (unless otherwise indicated)

For a Share Outstanding Throughout Each Period

KraneShares Emerging Markets Healthcare Index ETF	2019(1)
Net Asset Value, Beginning of Period ($)	25.00
Net Investment Loss ($)*	(0.04)
Net Realized and Unrealized Loss on Investments ($)	(2.58)
Total from Operations ($)	(2.62)
Distribution from Net Investment Income ($)	—#
Distribution from Capital Gains ($)	—
Return of Capital ($)	—
Total from Distributions ($)	—
Net Asset Value, End of Period ($)	22.38
Total Return (%)**	(10.47)
Net Assets End of Period ($) (000)	4,476
Ratio of Expenses to Average Net Assets (%)	0.79†
Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	0.79†
Ratio of Net Investment Loss to Average Net Assets (%)	(0.34)†
Portfolio Turnover (%)	57††

(1)           The Fund commenced operations on August 29, 2018.

*             Per share data calculated using average shares method.

**           Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.

#             Amount was less than $0.01 per share.

†             Annualized.

††           Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.

Amounts designated as “---” are $0 or have been rounded to $0.

Kraneshares MSCI All China Healthcare Index ETF (KURE)

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31 (unless otherwise indicated)

For a Share Outstanding Throughout Each Period

Kraneshares MSCI All China Healthcare Index ETF	2019	2018(1) (2)
Net Asset Value, Beginning of Period ($)	26.65	25.00
Net Investment Gain (Loss) ($)*	0.02	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments ($)	(4.30)	1.68
Total from Operations ($)	(4.28)	1.65
Distribution from Net Investment Income ($)	(0.04)	—
Distribution from Capital Gains ($)	(0.04)	—
Return of Capital ($)	—	—
Total from Distributions ($)	(0.08)	—
Net Asset Value, End of Period ($)	22.29	26.65
Total Return (%)**	(15.99)	6.60
Net Assets End of Period ($) (000)	39,004	3,998
Ratio of Expenses to Average Net Assets (%)	0.79	0.82†(3)
Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	0.79	0.82†(3)
Ratio of Net Investment Gain (Loss) to Average Net Assets (%)	0.08	(0.82)†(3)
Portfolio Turnover (%)	71	—††

(1)           March 29, 2018 represents the last business day of the Fund’s reporting period in 2018.

(2)           The Fund commenced operations on January 31, 2018.

(3)           The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.79%, 0.79% and (0.79)%, respectively.

*             Per share data calculated using average shares method.

**           Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.

†             Annualized.

††           Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.

Amounts designated as “---” are $0 or have been rounded to $0.

KraneShares MSCI All China Index ETF- (KALL)

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31 (unless otherwise indicated)

For a Share Outstanding Throughout Each Period

KraneShares MSCI All China Index ETF	2019	2018(1)	2017	2016	2015(2)
Net Asset Value, Beginning of Period ($)	26.96	22.56	21.66	25.63	25.00
Net Investment Income (Loss) ($)*	0.18	0.45	0.37	0.29	—
Net Realized and Unrealized Gain (Loss) on Investments ($)	(1.23)	4.28	1.88	(3.86)	0.63
Total from Operations ($)	(1.05)	4.73	2.25	(3.57)	0.63
Distribution from Net Investment Income ($)	(0.43)	(0.33)	(0.70)	(0.35)	—
Distribution from Capital Gains ($)	—	—	(0.47)	(0.05)	—
Return of Capital ($)	—	—	(0.18)	—	—
Total from Distributions ($)	(0.43)	(0.33)	(1.35)	(0.40)	—
Net Asset Value, End of Period ($)	25.48	26.96	22.56	21.66	25.63
Total Return (%)**	(3.52)	20.99	11.24	(14.00)	2.52
Net Assets End of Period ($) (000)	6,370	2,696	2,256	2,166	2,563
Ratio of Expenses to Average Net Assets (%)	0.67	0.63‡‡(3)	0.37‡‡	0.91‡	0.88†‡
Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	0.69	0.72‡‡(3)	0.73‡‡	1.11‡	0.88†‡
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	0.74	1.75‡‡(3)	1.70‡‡	1.27‡	(0.07)†‡
Portfolio Turnover (%)	62	3	25	1	8††

(1)           March 29, 2018 represents the last business day of the Fund’s reporting period in 2018.

(2)           The Fund commenced operations on February 12, 2015.

(3)           As of July 28, 2017, pursuant to the terms of an Expense Limitation Agreement, the Adviser has contractually agreed to reduce its management fee and/or reimburse the Fund in an amount equal to the fees paid by the Fund to counsel to the Independent Trustees of the Trust until July 31, 2018.

*             Per share data calculated using average shares method.

**           Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.

†              Annualized.

††           Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.

‡             The ratios of expenses and net investment income/(loss) to Average Net Assets reflect the expenses and net investment income/(loss), respectively, for the year/period as reported in the Statement of Operations and do not reflect the Fund’s proportionate share of the income and expenses from investments in other investment companies, except for investments in the KraneShares Bosera MSCI China A Share ETF.

‡ ‡           The ratios of expenses and net investment income/(loss) to Average Net Assets reflect the expenses and net investment income/(loss), respectively, for the year/period as reported in the Statement of Operations and do not reflect the Fund’s proportionate share of the income and expenses from investments in other investment companies.

Amounts designated as “---” are $0 or have been rounded to $0.

KraneShares MSCI China Environment Index ETF (KGRN)

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31 (unless otherwise indicated)

For a Share Outstanding Throughout Each Period

KraneShares MSCI China Environment Index ETF	2019	2018(1) (2)
Net Asset Value, Beginning of Period ($)	23.86	25.00
Net Investment Income (Loss) ($)*	0.39	(0.09)
Net Realized and Unrealized Loss on Investments ($)	(3.61)	(1.05)
Total from Operations ($)	(3.22)	(1.14)
Distribution from Net Investment Income ($)	(0.36)	—
Distribution from Capital Gains ($)	—	—
Return of Capital ($)	—	—
Total from Distributions ($)	(0.36)	—
Net Asset Value, End of Period ($)	20.28	23.86
Total Return (%)**	(13.28)	(4.56)
Net Assets End of Period ($) (000)	4,056	7,158
Ratio of Expenses to Average Net Assets (%)	0.79	0.78†(3) (4)
Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	0.80	0.79†(3) (4)
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.92	(0.78)†(4)
Portfolio Turnover (%)	147	36††

(1)           March 29, 2018 represents the last business day of the Fund’s reporting period in 2018.

(2)           The Fund commenced operations on October 12, 2017.

(3)           As of July 28, 2017, pursuant to the terms of an Expense Limitation Agreement, the Adviser has contractually agreed to reduce its management fee and/or reimburse the Fund in an amount equal to the fees paid by the Fund to counsel to the Independent Trustees of the Trust until July 31, 2018.

(4)           The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.78%, 0.79% and (0.78)%, respectively.

*             Per share data calculated using average shares method.

**           Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.

†             Annualized.

††           Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.

Amounts designated as “---” are $0 or have been rounded to $0.

KraneShares MSCI One Belt One Road Index ETF (OBOR)

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31 (unless otherwise indicated)

For a Share Outstanding Throughout Each Period

Kraneshares MSCI One Belt One Road Index ETF	2019	2018(1) (2)
Net Asset Value, Beginning of Period ($)	25.64	25.00
Net Investment Income ($)*	0.48	0.08
Net Realized and Unrealized Gain (Loss) on Investments ($)	(1.82)	0.59^
Total from Operations ($)	(1.34)	0.67
Distribution from Net Investment Income ($)	(0.61)	(0.03)
Distribution from Capital Gains ($)	—	—
Return of Capital ($)	—	—
Total from Distributions ($)	(0.61)	(0.03)
Net Asset Value, End of Period ($)	23.69	25.64
Total Return (%)**	(4.94)	2.67
Net Assets End of Period ($) (000)	21,322	32,048
Ratio of Expenses to Average Net Assets (%)	0.79	0.79†‡‡(3) (4)
Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	0.79	0.80†‡‡(3) (4)
Ratio of Net Investment Income to Average Net Assets (%)	2.05	0.52†(4)
Portfolio Turnover (%)	72	1††

(1)           March 29, 2018 represents the last business day of the Fund’s reporting period in 2018.

(2)           The Fund commenced operations on September 7, 2017.

(3)           As of July 28, 2017, pursuant to the terms of an Expense Limitation Agreement, the Adviser has contractually agreed to reduce its management fee and/or reimburse the Fund in an amount equal to the fees paid by the Fund to counsel to the Independent Trustees of the Trust until July 31, 2018.

(4)           The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.78%, 0.79% and 0.53%, respectively.

*             Per share data calculated using average shares method.

**           Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.

^             Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

†             Annualized.

††           Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.

‡ ‡           The ratios of expenses and net investment income/(loss) to Average Net Assets reflect the expenses and net investment income/(loss), respectively, for the year as reported in the Statement of Operations and do not reflect the Fund’s proportionate share of the income and expenses from investments in other investment companies.

Amounts designated as “---” are $0 or have been rounded to $0.

Additional Information

Additional and more detailed information about the Fund is included in the SAI dated August 1, 2019. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (“http://www.sec.gov”) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520 or by emailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the Annual or Semi-Annual Reports or make inquiries, without charge by calling 1.855.857.2638, visiting www.kraneshares.com, or writing the Trust at 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020. Additional information about the Fund’s investments will be available in the Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Fund’s SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund, Krane or the sub-adviser, as applicable. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust enters into contractual arrangements with various parties, including among others, the Fund’s investment adviser, sub-adviser(s) (if applicable), distributor, custodian, and transfer agent who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust, the Trustees, or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

The Trust’s Investment Company Act file number is 811-22698.

KraneShares Trust

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2019

KRANESHARES ASIA ROBOTICS AND ARTIFICIAL INTELLIGENCE INDEX ETF - (KBOT)

KRANESHARES BOSERA MSCI CHINA A SHARE ETF - (KBA)

KRANESHARES CCBS CHINA CORPORATE HIGH YIELD BOND USD INDEX ETF - (KCCB)

KRANESHARES CICC CHINA LEADERS 100 INDEX ETF (formerly, KraneShares Zacks New China ETF) - (KFYP)

KRANESHARES CSI CHINA INTERNET ETF - (KWEB)

KRANESHARES BLOOMBERG BARCLAYS CHINA AGGREGATE BOND INCLUSION INDEX ETF - (KBND)

KRANESHARES E FUND CHINA COMMERCIAL PAPER ETF - (KCNY)

KRANESHARES ELECTRIC VEHICLES AND FUTURE MOBILITY INDEX ETF - (KARS)

KRANESHARES EMERGING MARKETS CONSUMER TECHNOLOGY INDEX ETF - (KEMQ)

KRANESHARES EMERGING MARKETS HEALTHCARE INDEX ETF - (KMED)

KRANESHARES MSCI ALL CHINA CONSUMER DISCRETIONARY INDEX ETF - (KBUY)

KRANESHARES MSCI ALL CHINA CONSUMER STAPLES INDEX ETF - (KSTP)

KRANESHARES MSCI ALL CHINA HEALTH CARE INDEX ETF - (KURE)

KRANESHARES MSCI ALL CHINA INDEX ETF (FORMERLY, KRANESHARES FTSE EMERGING MARKETS PLUS ETF) - (KALL)

KRANESHARES MSCI CHINA A HEDGED INDEX ETF - (KBAH)

KRANESHARES MSCI CHINA ENVIRONMENT INDEX ETF - (KGRN)

KRANESHARES MSCI EMERGING MARKETS EX CHINA INDEX ETF - (KEMX)

KRANESHARES MSCI ONE BELT ONE ROAD INDEX ETF - (OBOR)

Shares of each Fund are or will be traded on the NYSE Arca, Inc.

This Statement of Additional Information (“SAI”) relates to the above listed funds (collectively, the “Funds”), each a series of the KraneShares Trust (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the current prospectus for the Funds, dated August 1, 2019, as it may be revised from time to time (the “Prospectus”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The audited financial statements with respect to the Fund for the most recent fiscal year are incorporated in this SAI by reference to the Trust’s March 31, 2019 Annual Report to Shareholders. A copy of the Prospectus, this SAI, and/or the most recent annual and semi-annual reports to shareholders may be obtained, without charge, by calling 1.855.857.2638, visiting www.kraneshares.com, or writing to the Trust at 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on February 3, 2012 and is permitted to offer multiple, separate series (i.e., funds). As of the date of this SAI, the Trust offers 21 separate funds, including the Funds and other funds not offered in this SAI. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Fund, except the KraneShares Bosera MSCI China A Share ETF, KraneShares MSCI All China Index ETF, and KraneShares MSCI Emerging Markets ex China Index ETF, is a non-diversified series of the Trust. The KraneShares Bosera MSCI China A Share ETF, KraneShares MSCI All China Index ETF, and KraneShares MSCI Emerging Markets ex China Index ETF are diversified series of the Trust. The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). All payments received by the Trust for shares of any fund belong to that fund. Each fund will have its own assets and liabilities. Shares of each Fund will only be issued against full payment, as further described in the Prospectus and this Statement of Additional Information.

Krane Funds Advisors, LLC (“Krane” or the “Adviser”) serves as the investment adviser to each Fund and is responsible for continuously reviewing, supervising and administering each Fund’s investment program. E Fund Management (Hong Kong) Co., Limited (“E Fund”) serves as the investment sub-adviser to KraneShares E Fund China Commercial Paper ETF and is responsible for making investment decisions for each such Fund’s assets and trading portfolio securities. Bosera Asset Management (International) Co., Ltd. (“Bosera”) serves as the investment sub-adviser to KraneShares Bosera MSCI China A Share ETF and is responsible for making investment decisions for that Fund’s assets and trading portfolio securities. CCB Securities, Ltd. (“CCBS”) serves as the investment sub-adviser to KraneShares CCBS China Corporate High Yield Bond USD Index ETF and is responsible for making investment decisions for that Fund’s assets and trading portfolio securities. SEI Investments Distribution Co. serves as the distributor (the “Distributor”) of the shares of each Fund.

Shares of each Fund are or will be listed on NYSE Arca, Inc. (“NYSE”). The Exchange is a national securities exchange and shares of each Fund trade throughout the day on the Exchange and other secondary markets at market prices that may be below, at or above their net asset value (“NAV”) per share. As in the case of other publicly traded securities, brokers’ commissions on transactions in each Fund’s shares will be based on negotiated commission rates and subject to bid/ask spreads.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

General

Each Fund’s principal investment strategies and risks are discussed in its Prospectus. The investment techniques discussed below and in the prospectus may, consistent with a Fund’s investment objectives and investment limitations, be used by a Fund. Each Fund is free to reduce or eliminate its activity with respect to any of the investment techniques discussed below without changing its fundamental investment policies and without prior notice to shareholders. There is no assurance that a Fund’s strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund’s objective.

Representative Sampling and Index Replication

“Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index. Such securities are expected to have, in the aggregate, characteristics similar to those of the Underlying Index. A Fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. Holding all of the securities in approximately the same weights as they appear in the Underlying Index would be considered a replication strategy. In all cases, a Fund may sell securities that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index. There also may be instances in which a Fund is underweight or overweight a security in the Underlying Index and each Fund may choose to sell, or not buy, a component of its Underlying Index to the extent it would not be legally permissible for the Fund to hold such securities, in anticipation of liquidity needs, to prevent adverse tax consequences and/or events or as otherwise may be necessary to comply with applicable laws or regulations, the Fund’s investment policies and restrictions or the rules promulgated by the Fund’s listing exchange.

 1

Cash and Cash Equivalents

Each Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which a Fund may invest is rapidly rising. If a Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Debt Securities

Each Fund may invest in debt securities. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuer promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

The market value of the debt securities in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding debt securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund’s NAV. Additional information regarding debt securities is described below.

Credit Ratings. Credit risk is the risk that a borrower or issuer of a debt will be unable or unwilling to repay its obligations under the debt. Certain debt securities may be rated by a credit rating agency. Changes by such agencies in the rating of any debt security and in the ability of an issuer to make payments of interest and principal, or the perception thereof, may affect the value of these investments.

U.S. Credit Ratings. The rating criteria and methodology used by U.S. rating agencies may not be fully transparent and such ratings may not accurately reflect the risk of investing in such instruments.

Chinese Credit Ratings. The rating criteria and methodology used by Chinese rating agencies may be different from those adopted by most of the established international credit rating agencies. Therefore, such rating systems may not provide an equivalent standard for comparison with securities rated by international credit rating agencies. The rating criteria and methodology used by Chinese credit ratings agencies also may not be fully transparent and such ratings may not accurately reflect the risk of investing in such instruments.

Duration. Duration is a measure of the expected change in value of a debt security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

 2

Pay-In-Kind and Step-Up Coupon Securities. A pay-in-kind security pays no interest in cash to its holder during its life. Similarly, a step-up coupon security is a debt security that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Accordingly, pay-in kind and step-up coupon securities will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current, periodic distribution of interest in cash.

Perpetual Bonds. Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a maturity date and may be more sensitive to changes in interest rates. If market interest rates rise significantly, the interest rate paid by a perpetual bond may be much lower than the prevailing interest rate. Perpetual bonds are also subject to credit risk with respect to the issuer. In addition, because perpetual bonds may be callable after a set period of time, there is the risk that the issuer may recall the bond.

Variable and Floating Rate Securities. Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

Corporate Debt Securities. Each Fund may invest in corporate debt securities. The selection of such securities will generally not be dependent on independent credit analysis or fundamental analysis performed by Krane or a Fund sub-adviser, if applicable. Each Fund may invest in all grades of corporate debt securities including below investment grade as discussed below. See Appendix B for a description of corporate bond ratings. Each Fund may also invest in unrated securities.

Corporate debt securities are typically fixed-income securities issued by businesses to finance their operations, but may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The primary differences between the different types of corporate debt securities are their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade, below investment-grade or unrated and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but is intended to carry relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security does not pay interest or principal when it is due. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

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High Yield Securities. High yield securities are commonly referred to as “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater credit risk and potential price volatility and may be less liquid than higher-rated securities. A Fund may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund’s ability to dispose of particular issues, including to honor redemptions, and may also make it more difficult for the Fund to obtain accurate market quotations in valuing these assets. High yield securities are regarded as inherently speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions and changes than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Companies that issue high yield bonds are often highly leveraged and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high-yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for high yield bonds, lowering their values and increasing their price volatility. The risk of issuer default is higher with respect to high yield bonds because such issues may be subordinated to other creditors of the issuer and because they may be issued by less financially stable entities.

The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer’s financial condition. The lower the rating of a high yield bond, the more speculative its characteristics.

Unrated debt securities may face the same or more severe risks than high yield securities.

U.S. Dollar-Denominated Foreign Debt Securities. Foreign debt securities denominated in U.S. dollars may behave very differently from debt securities issued in local currencies, and there may be little to no correlation between the performance of the two. For example, changes to currency exchange rates may impact issuers of foreign debt securities denominated in U.S. dollars differently than issuers of debt securities issued in local currencies. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. In addition, if the U.S. dollar increases in value against the local currency of a U.S. dollar-denominated debt issue, the issuer may be subject to a greater risk of default on their obligations (i.e., are unable to make scheduled interest or principal payments to investors).

Commercial Paper. Each Fund may invest in commercial paper of U.S. or foreign issuers. U.S. commercial paper generally consists of unsecured short-term promissory notes with a fixed maturity of no more than 270 days issued by corporations, generally to finance short-term business needs. Chinese commercial paper that may be purchased by a Fund generally will have no more than one year of remaining maturity. A Fund may purchase commercial paper of any rating or that is unrated. Commercial paper issues in which a Fund may invest include securities issued by corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called “private placement” exemption from registration, which is afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, which may provide some liquidity.

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Sovereign and Quasi-Sovereign Debt Obligations. Each Fund may invest in sovereign and quasi-sovereign debt obligations. Sovereign debt obligations are issued or guaranteed by a foreign government or one of its agencies, authorities, instrumentalities, political subdivisions or by a supra-national organization. Investments in sovereign and quasi-sovereign debt obligations involve special risks not present in corporate debt obligations. The issuer of the sovereign or quasi-sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. Quasi-sovereign debt typically is not guaranteed by a sovereign entity. During periods of economic uncertainty, the market prices of sovereign and quasi-sovereign debt, and a Fund’s net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain non-U.S. markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign or quasi-sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, politics, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign and quasi-sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign or quasi-sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign or quasi- sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Debt Securities Issued by the World Bank for Reconstruction and Development (“World Bank”). Each Fund may invest in debt securities issued by the World Bank. Debt securities issued by the World Bank may include high quality global bonds backed by member governments, including the United States, Japan, Germany, France and the United Kingdom, as well as in bonds in “non-core” currencies, including emerging markets and European accession countries, structured notes, and discount notes represented by certificates, in bearer form only, or in un-certified form (Book Entry Discount Notes) with maturities of 360 days or less at a discount, and in the case of Discount Notes, in certified form only and on an interest bearing basis in the U.S. and Eurodollar markets.

U.S. Government Securities. The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, Freddie Mac, the government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation.

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Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by federal agencies, such as those securities issued by Fannie Mae, are not guaranteed by the U.S. government. No assurance can be given that the U.S. government will provide financial support to such issuers since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Since 2008, Fannie Mae and Freddie Mac have been in conservatorship and have received significant capital support through U.S. Treasury preferred stock purchases, as well as U.S. Treasury and Federal Reserve purchases of their mortgage-backed securities. The Federal Housing Finance Agency (“FHFA”) and the U.S. Treasury (through its agreement to purchase Fannie Mae and Freddie Mac preferred stock) have imposed strict limits on the size of their mortgage portfolios. The mortgage-backed security purchase programs ended in 2010. An FHFA stress test suggested that in a “severely adverse scenario” significant additional Treasury support might be required. No assurance can be given that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by Fannie Mae and Freddie Mac, resulting in their being placed into federal conservatorship and receiving significant U.S. government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that Fannie Mae and Freddie Mac increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by Fannie Mae or Freddie Mac on or after April 1, 2012 and before January 1, 2022. Nevertheless, discussions among policymakers have continued as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured, or eliminated altogether. Fannie Mae has reported that there is “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, how long we will be in conservatorship, what form we will have and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated, and whether we will continue to exist following conservatorship.” Freddie Mac faces similar uncertainty about its future role. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations related to certain accounting, disclosure, or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Congress is currently considering several pieces of legislation that would reform U.S. government sponsored enterprises, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are typically sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

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U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund’s shares.

Foreign Securities

Each Fund may invest a significant portion of its assets in non-U.S. securities and instruments, or in instruments that provide exposure to such securities and instruments. These instruments may include debt or equity securities. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about non-U.S. issuers. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks (including restrictions on the transfers of securities). With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries.

Non-U.S. markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. markets generally have been growing, such markets usually have substantially less volume than U.S. markets. Therefore, a Fund’s investments in non-U.S. securities may be less liquid and subject to more rapid and erratic price movements than comparable securities trading in the U.S. For example, non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to a Fund. Foreign exchanges may be open on days when a Fund does not price its shares, thus, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell a Fund’s shares. Conversely, Fund shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in a Fund more volatile and potentially less liquid than other types of investments. In addition, a Fund may change its creation or redemption procedures without notice in connection with restrictions on the transfer of securities. For more information on creation and redemption procedures, see “Creation and Redemption of Creation Units” herein.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. This may cause a Fund to incur higher portfolio transaction costs than domestic funds. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, but restrictions on capital flows may be imposed.

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Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of “capital controls.” Countries use these controls to restrict volatile movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic conditions. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as a Fund). Capital controls may impact the ability of a Fund to create and redeem Creation Units, adversely affect the trading market for shares of a Fund, and cause shares of a Fund to trade at prices materially different from NAV. There can be no assurance that a country in which a Fund invests will not impose a form of capital control to the possible detriment of a Fund and its shareholders. A Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing foreign securities. This may hinder a Fund’s performance, since any delay could result in a Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

Investing in foreign companies may involve risks not typically associated with investing in companies domiciled in the United States. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for U.S. investments. Investing in companies located abroad also carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of seizure, expropriation or nationalization of assets, including foreign deposits, confiscatory taxation, restrictions on U.S. investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

Geographic Focus. Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. To the extent a Fund focuses on a specific region, it will be more exposed to that region’s economic cycles, currency exchange rates, stock market valuations and political risks, among others, compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Asia, can be interdependent and may be adversely affected by the same events. Set forth below for certain markets in which a Fund may invest are brief descriptions of some of the conditions and risks in each such market.

Investments in Emerging Markets Securities. A Fund may invest substantially all of its assets in markets that are considered to be “emerging.” Investing in securities listed and traded in emerging markets may be subject to additional risks associated with emerging market economies. Such risks may include: (i) greater market volatility, (ii) greater risk of asset seizures and capital controls, (iii) lower trading volume and liquidity, (iv) greater social, political and economic uncertainty, (v) governmental controls on foreign investments and limitations on repatriation of invested capital, (vi) lower disclosure, corporate governance, auditing and financial reporting standards, (vii) fewer protections of property rights, (viii) restrictions on the transfer of securities or currency, and (ix) settlement and trading practices that differ from U.S. markets. Emerging markets are generally less liquid and less efficient than developed securities markets.

Investments in Frontier Market Securities. Frontier market countries generally have smaller economies and less developed capital markets or legal, regulatory and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.

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Investments in Asia. Investments in securities of issuers in Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Certain Asian economies have experienced rapid rates of economic growth and industrialization in recent years, and there is no assurance that these rates of economic growth and industrialization will be maintained.

Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.

Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.

Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors. Their securities markets are not as developed as those of other countries and, therefore, are subject to additional risks such as trading halts.

Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors’ perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.

Investments in Brazil. Brazil has experienced economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of its currency, leading also to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, fluctuations in commodity prices, significant public health concerns, and associated declines in tourism.

Investments in China. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources.

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Although the majority of productive assets in China are still owned by the Chinese government at various levels, the Chinese government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in the past 20 years, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has often been accompanied by periods of high inflation in China. The Chinese government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.

The Chinese government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of China. These reforms have resulted in significant economic growth and social progress. There can, however, be no assurance that the Chinese government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful. Any such adjustment and modification of those economic policies may have an adverse impact on the securities market in China, the portfolio securities of a Fund or a Fund itself. Further, the Chinese government may from time to time adopt corrective measures to control the growth of the Chinese economy which may also have an adverse impact on the capital growth and performance of a Fund. Political changes, social instability and adverse diplomatic developments in China could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the underlying issuers of a Fund’s portfolio securities. As the Chinese economy develops, its growth may slow significantly and sometimes unexpectedly. The laws, regulations, including the investment regulations allowing foreigners to invest in Chinese securities, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in a Fund’s portfolio.

The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and a Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy, and may introduce new laws and regulations that have an adverse effect on a Fund.

In addition, the Chinese economy is export-driven and highly reliant on trade. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund. A downturn in the economies of China’s primary trading partners could also slow or eliminate the growth of the Chinese economy and adversely impact a Fund’s investments.

The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and a Fund’s investments. Moreover, the slowdown in other significant economies of the world, such as the United States, the European Union (“EU”) and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would likely adversely a Fund’s investments.

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The regulatory and legal framework for capital markets in China may not be as well developed as those of developed countries. Chinese laws and regulations affecting securities markets are relatively new and evolving, and enforcement of these regulations involve significant uncertainties. No assurance can be given that changes in such laws and regulations, their interpretation or their enforcement will not have a material adverse effect on their business operations or on a Fund.

Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. Accordingly, an investment in a Fund involves a risk of total loss. In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are characterized by relatively frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility. These risks may be more pronounced for the A Share market than for Chinese equity securities markets generally because the A Share market is subject to greater government restrictions and control, including the risk of nationalization or expropriation of private assets which could result in a total loss of an investment in a Fund.

Repatriations of gains and income on PRC securities may require the approval of China’s State Administration of Foreign Exchange (“SAFE”) and principal invested pursuant to the PRC securities quota may be subject to repatriation restrictions, depending on the license used and the period from remittance of funds into China.

Currently, there are two stock exchanges in mainland China, the Shanghai and Shenzhen Stock Exchanges. The Shanghai and Shenzhen Stock Exchanges are supervised by the China Securities Regulatory Commission (“CSRC”) and are highly automated with trading and settlement executed electronically. The Shanghai and Shenzhen Stock Exchanges are substantially smaller, less liquid and more volatile than the major securities markets in the United States.

The Shanghai Stock Exchange commenced trading on December 19, 1990, the Shenzhen Stock Exchange commenced trading on July 3, 1991 and the Hong Kong Stock Exchange commenced trading on April 2, 1986. The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A-Shares and B-Shares. Companies whose shares are traded on the Shanghai and Shenzhen Stock Exchanges that are incorporated in mainland China may issue both A-Shares and B-Shares. In China, the A-Shares and B-Shares of an issuer trade on one exchange. A-Shares and B-Shares may both be listed on either the Shanghai or Shenzhen Stock Exchange. Both classes represent an ownership interest comparable to a share of common stock. A-Shares are traded on the Shanghai and Shenzhen Stock Exchanges in Chinese currency. B-Shares are traded on the Shenzhen and Shanghai Stock Exchanges in Hong Kong dollars and U.S. dollars, respectively.

Foreign investors had historically been unable to participate in the PRC securities market. However, in late 2002, Investment Regulations promulgated by the CSRC came into effect, which were replaced by the updated Investment Regulations (i.e., “Measures for the Administration of the Securities Investments of Qualified Foreign Institutional Investors in the PRC”), which came into effect on September 1, 2006, that provided a legal framework for certain Qualified Foreign Institutional Investors (“QFIIs”) to invest in PRC securities and certain other securities historically not eligible for investment by non-Chinese investors, through quotas granted by SAFE to those QFIIs which have been approved by the CSRC. The RMB QFII (“RQFII”) program was instituted in December 2011 and is substantially similar to the QFII program, but provides for greater flexibility in repatriating assets.

In November 2014, the PRC government launched the Shanghai-Hong Kong Stock Connect program, which allows investors with brokerage accounts in Hong Kong to invest in certain A-Shares without a RQFII or QFII license. A similar stock connect program, the Shenzhen-Hong Kong Stock Connect program, launched in November 2016, and the Shanghai-London Stock Connect Program and the China-Japan Stock Connect both launched in June 2019 (together, the “Stock Connect Programs”).

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In February 2016, the People’s Bank of China established a program that permits foreign investors to invest directly in securities traded on the Chinese Interbank Bond Market (“CIBM”), even without a RQFII or QFII license (“CIBM Program”). If a Fund participates in the CIBM Program, a PRC onshore settlement agent will be appointed for a Fund, which is required by the CIBM Program.

Bond Connect, a mutual market access scheme, commenced trading on July 3, 2017 and represents an exception to Chinese laws that generally restrict foreign investment in RMB Bonds. In August 2018, Bond Connect enhanced its settlement system to fully implement real-time delivery-versus-payment settlement of trades, which has resulted in increased adoption of Bond Connect by investors. However, if a Fund participates in Bond Connect, there is a risk that Chinese regulators may alter all or part of the structure and terms of, as well as the Fund’s access to, Bond Connect in the future or eliminate it altogether, which may limit or prevent the Fund from investing directly in or selling its RMB Bonds.

There is no guarantee that any quota received by Krane or a subadviser of a Fund to invest in PRC securities will not be modified or revoked in the future. Additionally, given that the PRC securities markets are considered volatile and unstable, the creation and redemption of Creation Units may also be disrupted. A participating dealer may not redeem or create Creation Units of a Fund for securities if it believes PRC securities are not available.

PRC Custodian and Dealer/Settlement Agent.

A Fund is responsible for selecting the PRC Dealer/Settlement Agent to execute certain transactions for a Fund in the PRC markets. Krane or a sub-adviser can currently only use a limited number of PRC Dealers/Settlement Agents and may use more than one PRC Dealer/Settlement Agent for accessing some securities. Should, for any reason, a Fund’s ability to use a given PRC Dealer/Settlement Agent be affected, this could disrupt the operations of a Fund and affect the ability of a Fund to track the underlying index or cause a premium or a discount to the trading price of a Fund’s shares. A Fund may also incur losses due to the acts or omissions of either the relevant PRC Dealer/Settlement Agent or the PRC Custodian in the execution or settlement of any transaction or in the transfer of any funds or securities. Subject to the applicable laws and regulations in the PRC, Krane or a sub-adviser will make arrangements to ensure that the PRC Dealers/Settlement Agents and PRC Custodian have appropriate procedures to properly seek to safe-keep a Fund’s assets.

According to the applicable Chinese regulations and market practice, the securities and cash accounts for a Fund held in the PRC pursuant to a RQFII or QFII license are to be maintained in the joint names of Krane or a sub-adviser as the QFII or RQFII holder and the Fund. Krane or a sub-adviser may not use the account for any other purpose than for maintaining a Fund’s assets. However, given that the securities trading account will or would be maintained in the joint names of Krane or a sub-adviser and the Fund, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of Krane or a sub-adviser may assert that the securities are owned by Krane or the sub-adviser and not the Fund, and that a court would uphold such an assertion, in which case creditors of Krane or the sub-adviser could seize assets of the Fund. Because Krane or a sub-adviser’s PRC securities quota would be in the name of Krane or the sub-adviser and the Fund, there is also a risk that regulatory actions taken against Krane or the sub-adviser by PRC government authorities may affect the Fund.

Investors should note that cash deposited in the cash account of a Fund with the PRC Custodian will not be segregated but will be a debt owing from the PRC Custodian to a Fund as a depositor. Such cash will be co-mingled with cash belonging to other clients of the PRC Custodian. In the event of bankruptcy or liquidation of the PRC Custodian, a Fund will not have any proprietary rights to the cash deposited in such cash account, and a Fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC Custodian. A Fund may face difficulty and/or encounter delays in recovering such debt, or may not be able to recover it in full or at all, in which case a Fund will suffer losses.

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In the event of any default of either the relevant PRC Dealer/Settlement Agent or the PRC Custodian (directly or through its delegate) in the execution or settlement of any transaction or in the transfer of any funds or securities in the PRC, a Fund may encounter delays in recovering its assets which may in turn adversely impact the NAV of that Fund.

Specific Risks of Investing in the A-Shares Market

The Funds may invest in A-Shares through a RQFII or QFII license from CSRC and an A-Shares quota from SAFE, the Stock Connect Programs, and other investment companies, including other exchange-traded funds (“ETFs”) which may be advised or otherwise serviced by Krane. The Stock Connect Programs are exceptions to Chinese law, which generally restricts foreign investment in A Shares. These programs are novel. Chinese regulators may alter or eliminate these programs at any time.

Because restrictions continue to exist and capital therefore cannot flow freely into and out of the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. A Fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market. In the event that a Fund invests in A-Shares directly, a Fund may incur significant losses, or may not be able fully to implement or pursue its investment objectives or strategies, due to investment restrictions on RQFIIs and QFIIs, illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades. A-Shares may become subject to frequent and widespread trading halts.

The Chinese government has in the past taken actions that benefitted holders of A-Shares. As A-Shares become more available to foreign investors, such as a Fund, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that an A-Shares quota will be sufficient for a Fund’s intended scope of investment.

The regulations which apply to investments by RQFIIs and QFIIs, including the repatriation of capital, are relatively new and are unique to PRC investment schemes. The application and interpretation of such regulations are therefore relatively untested. In addition, there is little precedent or certainty evidencing how such discretion may be exercised now or in the future; and even if there were precedent, it may provide little guidance as PRC authorities would likely continue to have broad discretion.

If a Fund obtains a QFII or RQFII license to invest in A-Shares, Krane and/or a sub-adviser will be required to transfer the entire investment principal for its A-Share quota into a local sub-custodian account within such time period as specified by SAFE. These limitations may also prevent a Fund from making certain distributions to shareholders.

Repatriations by RQFIIs are currently permitted daily and are not subject to repatriation restrictions or prior regulatory approval. However, there is no assurance that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the PRC rules and regulations may be applied retroactively. Any restrictions on repatriation of a Fund’s portfolio investments could have an adverse effect on a Fund’s ability to meet redemption requests.

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If a Fund invests in A-Shares directly through a QFII or RQFII license, it would be required to select a PRC sub-custodian for its investments in A-Shares, which is a mainland commercial bank qualified as a custodian for QFIIs (“PRC custodian”). Given that the securities in an A-Shares trading account would be maintained in the joint names of Krane or a sub-adviser and a Fund, a Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of a Fund. In particular, there is a risk that creditors of such Krane or a sub-adviser may assert that the securities are owned by Krane or the sub-adviser and not the Fund, and that a court would uphold such an assertion, in which case creditors of Krane or the sub-adviser could seize assets of the Fund. There would also be a risk that regulatory actions taken against Krane or the sub-adviser might affect the Fund.

The Chinese government limits foreign investment in the securities of certain Chinese issuers and prohibits certain investments entirely. For example, currently, no single underlying foreign investor may hold more than 10% of the total outstanding shares in one listed company and all foreign investors may not hold, in aggregate, more than 30% of the total outstanding shares in one listed company. Such limits may not apply where foreign investors make strategic investment in listed companies in accordance with the Measures for the Administration of Strategic Investments in Listed Companies by Foreign Investors. Any restrictions or limitations could have adverse effects on the liquidity and performance of a Fund’s holdings, which would increase the risk of tracking error and, at the worst, result in a Fund not being able to achieve its investment objective.

Regulations adopted by the CSRC and SAFE specify that all A-Shares purchased or sold through a QFII or RQFII license must be executed through a specified set of brokers per exchange. Should a Fund’s ability to use the relevant PRC broker be affected for any reason, it could disrupt the operations of a Fund, causing a premium or discount in the trading price of a Fund’s shares relative to NAV. A Fund may also incur losses due to the acts or omissions of the PRC broker in the execution of any transaction or the transfer of funds or securities. In addition, limiting transactions to a particular PRC broker may result in higher brokerage commissions paid by a Fund.

If a Fund purchases A-Shares through a QFII or RQFII license, a Fund, per Chinese regulations, would be required to maintain its securities and cash accounts in the PRC in the joint names of a Fund and the QFII or RQFII holder. Although the accounts cannot be used for any purpose other than maintaining a Fund’s assets, such assets may not be as well protected as they would be if they were registered and held solely in the name of a Fund. In particular, there is a risk that creditors of the QFII or RQFII holder may seek to assert ownership in the event of such entity’s bankruptcy or the like. Adverse actions taken against the QFII or RQFII holder may also adversely impact the accounts.

If a Fund purchases A-Shares through a QFII or RQFII license, cash deposited in the cash account of a Fund with the PRC custodian would not normally be, in fact, segregated for the benefit of a Fund, but will likely be deemed a general debt of the PRC custodian owing to a Fund as depositor. Such cash accordingly would be commingled with the cash of other clients of the PRC custodian. In the event of such custodian’s bankruptcy or the like, it is unlikely that a Fund would have proprietary rights to the cash it deposited. Instead, a Fund would likely become an unsecured creditor, ranking pari passu with all other unsecured creditors of the custodian. A Fund may face delays in recovering the cash and may be unable to recover it at all.

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In addition to investing directly in A-Shares, a Fund may seek exposure to China A-Shares by investing in depositary receipts, H shares or B-Shares on the component securities. The A Shares market may behave very differently from the B-Shares, H-Shares, and N-Shares and there may be little to no correlation between their performance. A Fund may also use derivatives or invest in ETFs that provide comparable exposures. If necessary, a Fund may suspend the sale of shares in Creation Units until it is determined that the requisite exposure to the component securities of the underlying index is obtainable. During the period that creations are suspended, Fund shares may trade at a significant premium or discount to net asset value (the “NAV”). Alternatively, a Fund may change its investment objective and track another index of Chinese-related stocks. In extreme circumstances beyond the control of a Fund, a Fund may incur significant losses due to limited investment capabilities, including based on the illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades. A-Shares may be subject to more frequent and/or extended trading halts than other exchange-traded securities.

The ability of a Fund to buy and sell A-Shares through the Stock Connect Programs on a particular day may be affected by public holidays of the participating exchanges, which differ.

Tax Risk.    Per a circular (Caishui [2014] 79), the Fund is temporarily exempt from the Chinese tax on capital gains (“CGT”) on trading in A-Shares as a QFII or RQFII on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect as of November 17, 2014, and the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect as of December 5, 2016. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Funds may be subject to such taxes in the future.

When the QFIIs and RQFIIs transfer A-Shares and B-Shares, PRC Stamp Duty is currently imposed on the seller but not on the purchaser, at a rate of 0.1% on the transacted value. In addition, under the current PRC Business Tax (“BT”) Law, which came into effect on January1, 2009, taxpayer would be subject to PRC BT at a rate of 5% in respect of capital gains derived from the trading of A-Shares. However, Caishui [2005] 155 grants BT exemption to QFIIs in respect of their gains derived from the trading of PRC securities (including A-Shares). The new BT Law, which came into effect on January 1, 2009, has not changed this exemption treatment at the time of this Prospectus. However, it is not clear whether a similar exemption would be extended to RQFIIs. Dividend income or profit distributions on equity investment derived from China are not included in the taxable scope of BT.

Urban maintenance and construction tax (currently at the rate ranging from 1% to 7%), educational surcharges (currently at the rate of 3%) and local educational surcharges (currently at the rate of 2%) are imposed based on the business tax liabilities.

Each Fund reserves the right to establish a reserve for taxes which present uncertainty as to whether they will be assessed, although it currently does not do so. If a Fund establishes such a reserve but is not ultimately subject to these taxes, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if a Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax. Investors should note that such provision, if any, may be excessive or inadequate to meet actual tax liabilities (which could include interest and penalties) on a Fund’s investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

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Investments in swaps and other derivatives may be subject to special U.S. federal income tax rules that could adversely affect the character, timing and amount of income earned by a Fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Also, a Fund may be required to periodically adjust its positions in its swaps and derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in the securities themselves. For example, swaps in which a Fund may invest may need to be reset on a regular basis in order to maintain compliance with the Investment Company Act of 1940, as amended (the “1940 Act”), which may increase the likelihood that a Fund will generate short-term capital gains. In addition, because the application of these special rules may be uncertain, it is possible that the manner in which they are applied by a Fund may be determined to be incorrect. In that event, a Fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional U.S. tax liability. Moreover, a Fund may make investments, both directly and through swaps or other derivative positions, in companies classified as passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes. Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to a Fund and its shareholders.

Currency, Capital Controls and Currency Conversion Risk. Economic conditions and political events may lead to foreign government intervention and the imposition of additional or renewed capital controls in China, which may impact the ability of a Fund to buy, sell or otherwise transfer securities or currency, and limit a Fund’s ability to pay redemptions, and cause a Fund to decline in value. Although the RMB is not presently freely convertible, there is no assurance that repatriation restrictions will not be (re-)imposed in the future. Because each Fund’s NAV is determined on the basis of U.S. dollars, a Fund may lose value if the RMB depreciates against the U.S. dollar, even if the local currency value of a Fund’s holdings goes up. A Fund may also be subject to delays in converting or transferring U.S. dollars to RMB for the purpose of purchasing A Shares. This may hinder its performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

China B-Shares. The Funds may invest in shares of companies incorporated in mainland China that are traded in the mainland B-Share markets. B-Shares were originally intended to be available only to foreign investors or foreign institutions. However, since February 2001, B-Shares have been available to domestic individual investors who trade through legal foreign currency accounts. Unlike prices in the A-Share market, the prices of B-Shares are quoted in foreign currencies. The B-Share market commenced operations in April 1991 and was originally opened exclusively for foreign investors. In 2001, the B-Share market opened to Chinese domestic individual investors as well. However, Chinese domestic individual investors must trade with legal foreign currency accounts. The China B-Share market is composed of the Shanghai Stock Exchange (which settles in U.S. dollars) and the Shenzhen Stock Exchange (which settles in Hong Kong dollars). The China B-Share market is generally smaller, less liquid and has a smaller issuer base than the China A-Share market. The A-Shares market may behave very differently from the B-Shares market, and there may be little to no correlation between the performance of the two.

China H-Shares. The Funds may invest in shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. H-Shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and must meet Hong Kong’s listing and disclosure requirements. H-Shares may be traded by foreigners and offer a vehicle to foreigners to gain exposure to Chinese securities. Because they are traded on the Hong Kong Stock Exchange, H-Shares involve a number of risks not typically associated with investing in countries with more democratic governments or more established economies or securities markets. Such risks may include the risk of nationalization or expropriation; greater social, economic and political uncertainty; increased competition from Asia’s other low-cost emerging economies; currency exchange rate fluctuations; higher rates of inflation; controls on foreign investment and limitations on repatriation of invested capital; and greater governmental involvement in and control over the economy. Fluctuations in the value of the Hong Kong dollar will affect a Fund’s holdings of H-Shares. The Hong Kong stock market may behave very differently from the domestic Chinese stock market and there may be little to no correlation between the performance of the Hong Kong stock market and the domestic Chinese stock market.

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China N-Shares. The Funds may invest in shares of companies with business operations in mainland China and listed on an American stock exchange, such as NYSE or Nasdaq. N-Shares are traded in U.S. dollars. N-Shares are issued by companies incorporated anywhere, but many are registered in Bermuda, the Cayman Islands, the British Virgin Islands, or the United States. Because companies issuing N-Shares often have business operations in China, they are subject to certain political and economic risks in China.

P-Chip Companies. The Funds may invest in shares of companies with controlling private Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. These businesses are often run by the private sector and have a majority of their business operations in mainland China. P-Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and may also be traded by foreigners. Because they are traded on the Hong Kong Stock Exchange, P-Chips are also subject to risks similar to those associated with investments in H-Shares. They are also subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes. Private Chinese companies may be more indebted, more susceptible to adverse changes in the economy, subject to asset seizures and nationalization, and negative political or legal developments.

Red Chip Companies. The Funds may invest in shares of companies with controlling Chinese shareholders that are incorporated outside mainland China, have a majority of their business operations in mainland China, and listed on the Hong Kong Stock Exchange. These businesses are controlled, either directly or indirectly, by the central, provincial or municipal governments of the PRC. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange and may also be traded by foreigners. Because Red Chip companies are controlled by various PRC governmental authorities, investing in Red Chips involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance of Red Chip companies. Red Chip companies may be less efficiently run and less profitable than other companies.

S-Chip Companies. The Funds may invest in shares of companies with business operations in mainland China and listed on the Singapore Exchange (“S-Chips”). S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda. They are subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes. S-Chip companies may or may not be owned at least in part by a Chinese central, provincial or municipal government and be subject to the types of risks that come with such ownership described herein. There may be little or no correlation between the performance of the Singapore stock market and the mainland Chinese stock market.

Disclosure of Interests and Short Swing Profit Rule. The Funds may be subject to shareholder disclosure of interest regulations promulgated by the CSRC. These regulations currently require a Fund to make certain public disclosures when a Fund and parties acting in concert with a Fund acquire 5% or more of the issued securities of a listed company. If the reporting requirement is triggered, a Fund will be required to report information which includes, but is not limited to: (a) information about a Fund and the type and extent of its holdings in the company; (b) a statement of a Fund’s purposes for the investment and whether a Fund intends to increase its holdings over the following 12-month period; (c) a statement of a Fund’s historical investments in the company over the previous six months; (d) the time of, and other information relating to, the transaction that triggered a Fund’s holding in the listed company reaching the 5% reporting threshold; and (e) other information that may be required by the CSRC or the stock exchange. Additional information may be required if a Fund and its concerted parties constitute the largest shareholder or actual controlling shareholder of the listed company. The report must be made to the CSRC, the stock exchange, the invested company, and the CSRC local representative office where the listed company is located. A Fund would also be required to make a public announcement through a media outlet designated by the CSRC. The public announcement must contain the same content as the official report.

The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, under a conservative interpretation of these regulations, a Fund may be deemed as a “concert party” of other funds managed by Krane, a sub-adviser and/or their affiliates and therefore may be subject to the risk that a Fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law.

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If the 5% shareholding threshold is triggered by a Fund and parties acting in concert with the Fund, the Fund would be required to file its report within three days of the date the threshold is reached. During the time limit for filing the report, a trading freeze applies and the Fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may impair the ability of the Fund to achieve its investment objective and undermine the Fund’s performance, if a Fund would otherwise make trades during that period but is prevented from doing so by the regulation.

Once a Fund and parties acting in concert reach the 5% trading threshold as to any listed company, any subsequent incremental increase or decrease of 5% or more will trigger a further reporting requirement and an additional three-day trading freeze, and also an additional freeze on trading within two days of a Fund’s report and announcement of the incremental change. These trading freezes may undermine a Fund’s performance as described above. Also, Shanghai Stock Exchange requirements currently require a Fund and parties acting in concert, once they have reach the 5% threshold, to disclose whenever their shareholding drops below this threshold (even as a result of trading which is less than the 5% incremental change that would trigger a reporting requirement under the relevant CSRC regulation). CSRC regulations also contain additional disclosure (and tender offer) requirements that apply when an investor and parties acting in concert reach thresholds of 20% and greater than 30% shareholding in a company.

Subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may prevent a Fund from reducing its holdings in a PRC company within six months of the last purchase of shares of the company if the Fund’s holding in that company exceeds the threshold prescribed by the relevant exchange on which the PRC company’s shares are listed. If a Fund’s holdings are aggregated with other investors deemed as acting as concert parties of a Fund, a Fund will be subject to these restrictions even though it may not have caused or benefited by the activity. If a Fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the listed company. In addition, the rule limits the ability of a Fund to repurchase securities of the listed company within six months of such sale. Moreover, under PRC civil procedures, a Fund’s assets may be frozen to the extent of the claims made by the company in question. These risks may greatly impair the performance of a Fund.

Investments in Eastern Europe. Many countries in Eastern Europe are in their infancy and are developing rapidly, but such countries may lack the social, political and economic stability of more developed countries. Emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the European Monetary Union. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries including those of Eastern Europe. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments, including those relating to Russia. Additionally, the small size and inexperience of the securities markets in Eastern European countries and the limited volume of trading in securities in those markets may make the Fund’s investments in such countries illiquid or more volatile than investments in more developed countries.

Investments in Germany. Investment in German issuers subjects the Fund to legal, regulatory, political, currency, security, and economic risks specific to Germany. Recently, new concerns have emerged in relation to the economic health of the European Union. These concerns have led to downward pressure on the earnings of certain European issuers, including German financial services companies. Secessionist movements, such as the Catalan movement in Spain, may have an adverse effect on the German economy. The German economy is dependent to a significant extent on the economies of certain key trading partners, including the Netherlands, China, United States, United Kingdom, France, Italy and other European countries. Reduction in spending on German products and services, or changes in any of its key trading partners’ economies may have an adverse impact on the German economy. Recent developments in relations between the United States and its trading partners have heightened concerns of increased tariffs and restrictions on trade between the countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on Germany’s export industry and a commensurately negative impact on the Fund. In addition, heavy regulation of labor, energy and product markets in Germany may have an adverse impact on German issuers. Such regulations may negatively impact economic growth or cause prolonged periods of recession.

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Investments in Hong Kong. The Funds may invest in securities listed and traded on the Hong Kong Stock Exchange. In addition to the risks of investing in non-U.S. securities, investing in securities listed and traded in Hong Kong involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or securities markets. Such risks may include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty (including the risk of war); (iii) dependency on exports and the corresponding importance of international trade; (iv) increasing competition from Asia’s other low-cost emerging economies; (v) currency exchange rate fluctuations and the lack of available currency hedging instruments; (vi) higher rates of inflation; (vii) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; (viii) greater governmental involvement in and control over the economy; (ix) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (x) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly organized; (xi) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (xii) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (xiii) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (xiv) the fact that the settlement period of securities transactions in foreign markets may be longer; (xv) the fact that the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (xvi) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (xvii) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; (xviii) the risk that, because of the degree of interconnectivity between the economies and financial markets of China and Hong Kong, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economy and financial market of Hong Kong as well; and (xix) the risk that certain companies in a Fund’s underlying index may have dealings with countries subject to sanctions or embargoes imposed by the U.S. Government or identified as state sponsors of terrorism.

Investments in Hong Kong are also subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in a Fund involves risk of a total loss. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for 50 years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, or is followed by political or economic disruptions, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. These and other factors could have a negative impact on a Fund’s performance.

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Japan Risk. The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively affect the Fund. The Japanese yen has fluctuated widely during recent periods and may be affected by currency volatility elsewhere in Asia, especially Southeast Asia. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. The performance of the global economy could have a major impact upon equity returns in Japan. Since the mid-2000s, Japan’s economic growth has remained relatively low. A recent economic recession was likely compounded by an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major issues facing the Japanese economy. Japan has also experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity, which could negatively affect the Fund.

Investments in India. Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. Under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes. There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for a Fund to implement its investment objective or repatriate its income, gains and initial capital from India.

The Indian government exercises significant influence over many aspects of the economy. Government actions, bureaucratic obstacles and inconsistent economic reform could have a significant effect on the economy and a Fund’s investments in India. There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of a Fund to repatriate its income and capital.

Founders and their families control many Indian companies. Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. The securities market in India is substantially smaller, less liquid and significantly more volatile than the securities market in the U.S. Exchanges have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again in the future, could affect the market prices and liquidity of the Indian securities in which a Fund invests. In addition, the governing bodies of the various Indian stock exchanges have from time to time imposed restrictions on trading in certain securities, limits on price movements and margin requirements. The relatively small market capitalizations of, and trading values on, the principal stock exchanges may cause a Fund’s investments in securities listed on these exchanges to be comparatively less liquid and subject to greater price volatility than comparable U.S. investments.

Religious, cultural and border disputes persist in India. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions (including both domestic and external sources of terrorism), the results could destabilize the economy and, consequently, adversely affect a Fund’s investments. Both India and Pakistan have tested nuclear weapons, and the threat of deploying such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.

Investments in Indonesia. Indonesia is subject to a considerable degree of economic, political and social instability. Indonesia has experienced currency devaluations, substantial rates of inflation, widespread corruption and economic recessions. Indonesia is considered an emerging market, and its securities laws are unsettled. Judicial enforcement of contracts with foreign entities is inconsistent and, as a result of pervasive corruption, subject to the risk that cases will not be judged impartially. Indonesia has a history of political and military unrest and has recently experienced acts of terrorism that have targeted foreigners. Such acts of terrorism have had a negative impact on tourism, an important sector of the Indonesian economy. Additionally, Indonesia has faced violent separatist movements on the islands of Sumatra and Timor, as well as outbreaks of violence amongst religious and ethnic groups. Although the Indonesian government has recently revised policies intended to coerce cultural assimilation of ethnic minorities, a history of discrimination, official persecution, and populist violence continues to heighten the risk of economic disruption in Indonesia due to ethnic tensions. In addition, the Indonesian economy is heavily dependent on trading relationships with certain key trading partners, including China, Japan, Singapore and the United States.

Investments in Latin America. Latin America, including Brazil and Mexico, has long suffered from political, economic, and social instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises and defaults, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. For example, the government of Brazil imposes a tax on foreign investment in Brazilian stocks and bonds, which may affect the value of a Fund’s investments in Brazilian issuers. While some Latin American governments have experienced privatization of state-owned companies and relaxation of trade restrictions, future free-market economic reforms are uncertain, and political unrest could result in significant disruption in securities markets in the region. The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation and high unemployment rates. Adverse economic events in one country may have a significant adverse effect on other Latin American countries.

Commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Some markets are in areas that have historically been prone to natural disasters or are economically sensitive to environmental events, and a natural disaster could have a significant adverse impact on the economies in the geographic region.

Many Latin American countries have high levels of debt, which may stifle economic growth, contribute to prolonged periods of recession and adversely impact a Fund’s investments. Most countries have been forced to restructure their loans or risk default on their debt obligations. Interest on debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets.

Investments in Middle East. Many Middle Eastern countries are prone to political turbulence, which may have an adverse impact on a Fund. Many economies in the Middle East are highly reliant on income from the sale of oil or trade with countries involved in the sale of oil, and their economies are therefore vulnerable to changes in the market for oil and foreign currency values. As global demand for oil fluctuates, many Middle Eastern economies may be significantly impacted.

In addition, many Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, a Middle Eastern country’s government may own or control many companies, including some of the largest companies in the country. Accordingly, governmental actions in the future could have a significant effect on economic conditions in Middle Eastern countries. This could affect private sector companies and a Fund, as well as the value of securities in a Fund’s portfolio.

Certain Middle Eastern markets are in the earliest stages of development. As a result, there may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Brokers in Middle Eastern countries typically are fewer in number and less well capitalized than brokers in the United States.

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The legal systems in certain Middle Eastern countries also may have an adverse impact on a Fund. For example, the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation generally is limited to the amount of the shareholder’s investment. However, the notion of limited liability is less clear in certain Middle Eastern countries. A Fund therefore may be liable in certain Middle Eastern countries for the acts of a corporation in which it invests for an amount greater than its actual investment in that corporation. Similarly, the rights of investors in Middle Eastern issuers may be more limited than those of shareholders of a U.S. corporation. It may be difficult or impossible to obtain or enforce a legal judgment in a Middle Eastern country. Some Middle Eastern countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. For example, certain countries may require governmental approval prior to investment by foreign persons or limit the amount of investment by foreign persons in a particular issuer. Certain Middle Eastern countries may also limit the investment by foreign persons to only a specific class of securities of an issuer that may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals.

The manner in which foreign investors may invest in companies in certain Middle Eastern countries, as well as limitations on those investments, may have an adverse impact on the operations of a Fund. For example, in certain of these countries, a Fund may be required to invest initially through a local broker or other entity and then have the shares that were purchased re-registered in the name of a Fund. Re-registration in some instances may not be possible on a timely basis. This may result in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled.

Substantial limitations may exist in certain Middle Eastern countries with respect to a Fund’s ability to repatriate investment income or capital gains. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investment.

Certain Middle Eastern countries may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely impacted by economic conditions in the countries with which they trade. In addition, certain issuers located in Middle Eastern countries in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations, and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. A Fund, as an investor in such issuers, will be indirectly subject to those risks.

Certain Middle Eastern countries have strained relations with other Middle Eastern countries due to territorial disputes, historical animosities or defense concerns, which may adversely affect the economies of these Middle Eastern countries. Certain Middle Eastern countries experience significant unemployment, as well as widespread underemployment. Recently, many Middle Eastern countries have experienced political, economic and social unrest as protestors have called for widespread reform. These protests may adversely affect the economies of these Middle Eastern countries.

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Investments in Russia. Russia has experienced political and economic turbulence and has endured decades of communist rule under which its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the task of stabilizing and modernizing its economy. Investors in Russia have experienced significant losses due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital invested. There is no assurance that similar losses will not recur. The current government regime has become increasingly authoritarian, especially in its dealings with successful Russian companies. In this environment, there is always a risk that the government will abandon elements of a market economy and replace them with radically different political and economic policies that would be detrimental to the interests of foreign investors.

The Russian economy is heavily dependent upon the export of a range of commodities including industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, Eastern European markets remain relatively underdeveloped and can be particularly sensitive to political and economic developments; adverse events in Eastern European countries may greatly impact the Russian economy.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. There is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for a Fund to lose share registration through fraud or negligence. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a Fund to incur losses due to a counterparty’s failure to pay for securities a Fund has delivered or a Fund’s inability to complete its contractual obligations because of theft or other reasons.

Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection all pose significant risks, particularly to foreign investors. In addition, there is a risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or punitive taxation, or, in the alternative, a risk that a reformed tax system may result in inconsistent and unpredictable enforcement of the new tax laws. The Russian securities market is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside the stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, little information is available to investors. As a result, it may be difficult to assess the value of an investment in Russian companies. Because of the recent formation of the Russian securities market and the underdeveloped state of the banking and telecommunications systems, securities transactions are subject to significant risks.

The United States and the European Union have imposed sanctions on certain Russian individuals and issuers. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s investments. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in Russian companies, prohibiting a Fund from buying, selling or otherwise transacting in these investments. Russia may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of a Fund’s portfolio and potentially disrupt its operations.

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For these or other reasons, a Fund could seek to suspend redemptions of Creation Units, including in the event that an emergency exists in which it is not reasonably practicable for a Fund to dispose of its securities or to determine its net asset value. A Fund could also, among other things, limit or suspend creations of Creation Units. During the period that creations or redemptions are affected, a Fund’s shares could trade at a significant premium or discount to their net asset value. In the case of a period during which creations are suspended, a Fund could experience substantial redemptions, which may cause a Fund to experience increased transaction costs and make greater taxable distributions to shareholders of a Fund. A Fund could liquidate all or a portion of its assets, which may be at unfavorable prices. A Fund may also change its investment objective by, for example, seeking to track an alternative index.

Investments in South Africa. South Africa’s two-tiered economy, with one rivaling developed countries and the other exhibiting many characteristics of developing countries, is characterized by uneven distribution of wealth and income and high rates of unemployment. This may cause civil and social unrest, which could adversely impact the South African economy. Ethnic and civil conflict could result in the abandonment of many of South Africa’s free market reforms. In addition, South Africa has experienced high rates of human immunodeficiency virus (HIV) and HIV remains a prominent health concern. Although economic reforms have been enacted to promote growth and foreign investments, there can be no assurance that these programs will achieve the desired results. South Africa’s inadequate currency reserves have left its currency vulnerable, at times, to devaluation. South Africa has privatized or has begun the process of privatization of certain entities and industries. In some instances, investors in certain newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or to changing regulatory and legal standards. There is no assurance that such losses will not recur. Despite significant reform and privatization, the South African government continues to control a large share of South African economic activity. Heavy regulation of labor and product markets is pervasive and may stifle South African economic growth or cause prolonged periods of recession. The agriculture and mining sectors of South Africa’s economy account for a large portion of its exports, and thus the South African economy is susceptible to fluctuations in these commodity markets. Moreover, the South African economy is heavily dependent upon the economies of Europe, Asia (particularly Japan) and the United States. Reduction in spending by these economies on South African products and services or negative changes in any of these economies may cause an adverse impact on the South African economy. South Africa has historically experienced acts of terrorism and strained international relations related to border disputes, historical animosities, racial tensions and other defense concerns. These situations may cause uncertainty in the South African market and may adversely affect the South African economy.

Investments in South Korea. The South Korean economy is heavily dependent on trading exports and on the economies of other Asian countries, especially China or Southeast Asia, and the United States as key trading partners. Distributions in trade activity, reductions in spending by these economies on South Korean products and services or negative changes in any of these economies may have an adverse impact on the South Korean economy. Furthermore, South Korea’s economy may be impacted by currency fluctuations and increasing competition from Asia’s other low-cost emerging economies. Finally, South Korea’s economic growth potential has recently been on a decline due to, among other factors, a rapidly aging population and structural problems.

Substantial tensions with North Korea may cause further uncertainty in the political and economic climate of South Korea. North and South Korea each have substantial military capabilities, and historical tensions between the two present the ongoing risk of war. Any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, may have a severe adverse effect on the South Korean economy and any investments in South Korea.

Investments in Taiwan. The political reunification of China and Taiwan, over which China continues to claim sovereignty, remains tense and is unlikely to be settled in the near future. China has staged frequent military drills off the coast of Taiwan and relations between China and Taiwan have been hostile at times. This continuing hostility between China and Taiwan may have an adverse impact on the values of a Fund’s investments in China or Taiwan, or make such investments impracticable or impossible. Any escalation of hostility between China and Taiwan would likely have a significant adverse impact on the value of a Fund’s investments in both countries and the region. In addition, certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country may have a significant economic effect on the entire Asian region and any adverse events in the Asian markets may have a significant adverse effect on Taiwanese companies.

Taiwan’s growth has been export-driven to a significant degree. As a result, Taiwan is affected by changes in the economies of its main trading partners. If growth in the export sector declines, future growth will be increasingly reliant on domestic demand. Taiwan has limited natural resources, resulting in dependence on foreign sources for certain raw materials and vulnerability to global fluctuations of price and supply. This dependence is especially pronounced in the energy sector. Any fluctuations or shortages in the commodity markets could have a negative impact on Taiwan’s economy. A significant increase in energy prices could have an adverse impact on Taiwan’s economy.

Investments in United Kingdom. In a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the European Union (“EU”), creating economic and political uncertainty in its wake. There is considerable uncertainty as to the position of the United Kingdom and the arrangements that will apply to its relationships with the EU and other countries following its anticipated withdrawal. This uncertainty may affect other countries in the EU, or elsewhere, including issuers located in emerging market countries, if they are considered to be impacted by these events.

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The United Kingdom has one of the largest economies in Europe, and member countries of the EU are substantial trading partners of the United Kingdom. The City of London’s economy is dominated by financial services, some of which may have to move outside of the United Kingdom post-referendum (e.g., currency trading, international settlement). Under Brexit, banks may be forced to move staff and comply with two separate sets of rules or lose business to banks in Europe. Furthermore, the referendum creates the potential for decreased trade, the possibility of capital outflows, devaluation of the pound sterling, the cost of higher corporate bond spreads due to uncertainty, and the risk that all the above could damage business and consumer spending as well as foreign direct investment. As a result of the referendum, the British economy and its currency may be negatively impacted by changes to its economic and political relations with the EU.

The impact of the referendum in the near- and long-term is still unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Currency Transactions

The Funds may enter into spot currency transactions, foreign currency forward and foreign currency futures contracts. Foreign currency forward and foreign currency futures contracts are derivatives and are subject to derivatives risk.

Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no margin deposit requirement.

A non-deliverable forward contract is a forward contract where there is no physical settlement of two currencies at maturity. Non-deliverable forward contracts are contracts between parties in which one party agrees to make a payment to the other party (the “Counterparty”) based on the change in market value or level of a specified currency. In return, the Counterparty agrees to make payment to the first party based on the return of a different specified currency. Non-deliverable forward contracts will usually be done on a net basis, with a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each non-deliverable forward contract is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank. The risk of loss with respect to non-deliverable forward contracts generally is limited to the net amount of payments that a Fund is contractually obligated to make or receive.

Foreign Currency Futures Contracts. A foreign currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Currency exchange transactions involve a significant degree of risk and the markets in which currency exchange transactions are effected are highly volatile, specialized and technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If a Fund utilizes foreign currency transactions at an inappropriate time, such transactions may not serve their intended purpose of improving the correlation of a Fund’s return with the performance of the underlying index and may lower a Fund’s return. A Fund could experience losses if the value of any currency forwards and futures positions is poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. Such contracts are subject to the risk that the counterparty will default on its obligations. In addition, a Fund will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

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Foreign Exchange Spot Transactions. The Funds may settle trades of holdings denominated in foreign currencies on a spot (i.e., cash) basis at the prevailing rate in the foreign currency exchange market. A foreign exchange spot transaction, also known as FX spot, is an agreement between two parties to buy one currency against selling another currency at an agreed price for settlement on the spot date. The exchange rate at which the transaction is done is called the spot exchange rate. Unlike forward foreign currency exchange contracts and foreign currency futures contracts, which involve trading a particular amount of a currency pair at a predetermined price at some point in the future, the underlying currencies in a spot FX are exchanged following the settlement date.

Equity Securities

The Funds may invest in equity securities. Equity securities represent ownership interests in a company or partnership and include common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of a Fund to fluctuate. Global stock markets, including the U.S. stock market, tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Funds may purchase equity securities traded on exchanges or the over-the-counter (“OTC”) market. The Funds may invest in the types of equity securities described in more detail below.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, a Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

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Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the OTC market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Rights. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. An investment in rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Depositary Receipts. The Funds may invest in issuers located outside the United States directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. Examples of such financial instruments include ADRs, Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), International Depository Receipts (“IDRs”), “ordinary shares,” and “New York shares” issued and traded in the United States. ADRs are U.S. dollar-denominated receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign issuer. The underlying securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The underlying securities are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. GDRs, EDRs, and IDRs are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer, however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies, and are generally designed for use in specific or multiple securities markets outside the United States. EDRs, for example, are designed for use in European securities markets while GDRs are designed for use throughout the world. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars.

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Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

Depositary receipts may be unregistered and unlisted. A Fund’s investments may also include ADRs that are not purchased in the public markets and are restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933, as amended. Depositary receipts may become illiquid. A Fund will determine the liquidity of such investments pursuant to guidelines established by the Funds’ Board of Trustees. If adverse market conditions were to develop during the period between a Fund’s decision to sell these types of ADRs and the point at which a Fund is permitted or able to sell such security, a Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Real Estate Investment Trusts. The Funds may invest in the securities of real estate investment trusts (“REITs”). Risks associated with investments in securities of REITs include decline in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash-flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Code and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate. Because REITs have ongoing fees and expenses, which may include management, operating and administration expenses, REIT shareholders, including a Fund, will indirectly bear a proportionate share of those expenses in addition to the expenses of a Fund. However, such expenses are not considered to be Acquired Fund Fees and Expenses and, therefore, are not reflected as such in a Fund’s fee table.

Privately-Issued Securities

The Funds may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act. Privately-issued securities typically may be resold only to “qualified institutional buyers,” in a privately negotiated transaction, to a limited number of purchasers or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result.

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Derivatives

The Funds may use derivative instruments as part of their investment strategies. Generally, derivatives are financial contracts the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward currency contracts, currency and interest rate swaps, currency options, futures contracts, including index futures, options on futures contracts, structured notes, and swap contracts. A Fund’s use of derivative instruments will be collateralized by investments in short term, high-quality U.S. money market securities.

With respect to certain kinds of derivative transactions entered into by a Fund that involve obligations to make future payments to third parties, including, but not limited to, futures contracts, forward contracts, swap contracts, the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, a Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other measures to “cover” open positions with respect to such transactions. For example, with respect to forward foreign currency exchange contracts and futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value, except that deliverable forward contracts for currencies that are liquid will be treated as the equivalent of “cash-settled” contracts. As such, a Fund may set aside liquid assets in an amount equal to a Fund’s daily marked-to-market (net) obligation (i.e., a Fund’s daily net liability if any) rather than the full notional amount under such deliverable forward foreign currency exchange contracts. With respect to forward foreign currency exchange contracts and futures contracts that are contractually required to “cash-settle,” a Fund may set aside liquid assets in an amount equal to a Fund’s daily marked-to-market (net) obligation rather than the notional value. Because a Fund may enter into (or “open”) certain derivatives contracts with an initial investment that is less than the notional value of the contract, such contracts provide inherent economic leverage equal to the difference between the initial investment requirement (also known as initial margin requirement) and the notional value of the contract. A Fund reserves the right to modify its asset segregation policies in the future consistent with applicable law. A Fund’s use of derivatives may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company for U.S. federal tax purposes.

To the extent a Fund transacts in commodity interests (e.g., futures contracts, swap agreements, non-deliverable forward contracts), it will do so only in accordance with Rule 4.5 of the Commodity Futures Trading Commission (“CFTC”). Krane, on behalf of each Fund, has filed or will file a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act (“CEA”).

Swap Contracts. The Funds may enter into swap contracts, including interest rate swaps and currency swaps. A typical interest rate swap involves the exchange of a floating interest rate payment for a fixed interest payment. A typical foreign currency swap involves the exchange of cash flows based on the notional differences among two or more currencies. Swap contracts may be used to hedge or achieve exposure to, for example, currencies, interest rates, and money market securities without actually purchasing such currencies or securities. A Fund may also use swap contracts to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap contracts will tend to shift a Fund’s investment exposure from one type of investment to another or from one payment stream to another. Depending on their structure, swap contracts may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currencies, corporate borrowing rates, or other factors, and may increase or decrease the overall volatility of a Fund’s investments and its share price.

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Futures, Options and Options on Futures Contracts. The Funds may enter into U.S. or foreign futures contracts, options and options on futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.

Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to the underlying index if the index underlying the futures contract differs from the underlying index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by a Fund as to anticipated trends, which predictions could prove to be incorrect.

The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of a Fund. The potential for loss related to writing options is unlimited.

Structured Notes and Securities. The Funds may invest in structured instruments, including, without limitation, participation notes, certificates and warrants and other types of notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index. Structured instruments may be derived from or based on a single security or securities, an index, a commodity, debt issuance or a foreign currency (a “reference”), and their interest rate or principal may be determined by an unrelated indicator. Structured securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the value of the structured security at maturity, or in the interest rate of the structured security. Structured securities may entail a greater degree of risk than other types of securities because a Fund bears the risk of the reference in addition to the risk that the counterparty to the structured security will be unable or unwilling to fulfill its obligations under the structured security to a Fund when due. A Fund bears the risk of loss of the amount expected to be received in connection with a structured security in the event of the default or bankruptcy of the counterparty to the structured security. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

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Investments in Other Investment Companies

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, a Fund may invest in the securities of another investment company (the “acquired company”) provided that a Fund, immediately after such purchase or acquisition, does not own: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of a Fund; or (iii) securities issued by the acquired company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of a Fund. Section 12(d)(1)(B) prohibits another investment company from selling its shares to a Fund if, after the sale (i) a Fund owns more than 3% of the other investment company’s voting stock or (ii) a Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. In addition, the Fund will not purchase a security issued by a closed-end fund if after such purchase the Fund and any other investment companies with the same investment adviser would own more than 10% of the voting shares of the closed-end investment company.

A Fund, however, may invest in the securities of an acquired company provided that immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such issuer is owned by a Fund and all affiliated persons of a Fund. In addition, subject to certain conditions, a Fund may invest in acquired funds in the “same group of investment companies” (“affiliated funds”), government securities and short-term paper, as well as: (1) unaffiliated investment companies (subject to certain limits), (2) other types of securities (such as stocks, bonds and other securities) not issued by an investment company that are consistent with the fund of fund’s investment policies, (3) affiliated and unaffiliated money market funds, and (4) derivatives. Further, a Fund may rely on other investment companies’ exemptive relief, if any, to invest in such companies’ shares in excess of the Section 12(d)(1)(A) limits.

The SEC has proposed revisions to the rules permitting funds to invest in other investment companies, which could dramatically change how funds of funds operate and limit their investments. The SEC has also proposed rescinding most prior exemptive orders permitting Funds of Funds arrangements and certain Fund of Fund rules and SEC staff guidance. The proposed revisions and the related rescissions could alter the operation of Funds of Funds by limiting their investments in unaffiliated funds and direct investments, and potentially imposing restrictions on their ability to redeem the investment company shares they hold.

If a Fund invests in, and thus, is a shareholder of, another investment company, a Fund’s shareholders will indirectly bear a Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by a Fund to a Fund’s own investment adviser and the other expenses that a Fund bears directly in connection with a Fund’s own operations.

Consistent with the restrictions discussed above, a Fund may invest in several different types of investment companies from time to time, including mutual funds, ETFs, closed-end funds, foreign investment companies and business development companies (“BDCs”). For example, a Fund may elect to invest in another investment company when such an investment presents a more efficient investment option than buying securities individually. A Fund also may invest in investment companies that are included as components of an index, such as BDCs, to seek to track the performance of that index. A BDC is a less common type of closed-end investment company that more closely resembles an operating company than a typical investment company. BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with management assistance. Similar to an operating company, a BDC’s total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC, and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses.

The main risk of investing in other investment companies is that a Fund will be exposed to the risks of the investments held by the other investment companies. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investment companies may not replicate exactly the performance of their specific index because of transaction costs, and because of the temporary unavailability of certain component securities of the index, or strategy used to track the index.

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Krane and a sub-adviser are subject to a conflict of interest in allocating a Fund’s assets to investment companies from which they or their affiliates receive compensation or other benefits.

PRC Cash Sweep Program. KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF and KraneShares E Fund China Commercial Paper ETF utilizes a cash sweep program (the “Cash Sweep Program”). In the Cash Sweep Program, at least a portion of the Fund’s uninvested cash balance is used to purchase shares of funds that are registered in China, but not in the U.S., and that provide daily liquidity, including the E Fund Money Market Fund. The Fund may also invest in other similar investment companies that are registered in China and provide daily liquidity (collectively, the “PRC Investment Companies”). The Fund’s investments in the PRC Investment Companies are, in conjunction with other investments in investment companies (other than U.S. money market funds), subject to the Section 12(d)(1) restrictions described above. The PRC Investment Companies are intended to provide liquidity, increased diversity of holdings, and a return on investment that is similar to the return on investments in underlying index constituents. Investments in the PRC Investment Companies are subject to the risks faced by them, which include credit risk, interest rate risk, currency risk, foreign investment risk, and custody risk. The PRC Investment Companies are PRC-domiciled funds and the Fund, therefore, will not enjoy the protections of the United States securities laws, including the 1940 Act, with respect to its investments in the PRC Investment Companies. In addition, E Fund is subject to conflicts of interest in allocating Fund assets to PRC Investment Companies that are sponsored by E Fund or its affiliates.

Tracking Error

The Funds may experience tracking error. A number of factors may contribute to a Fund’s tracking error. For example, the following factors may affect the ability of a Fund to achieve correlation with the performance of the underlying index: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) fluctuations in currency exchange rates; (3) a Fund holding less than all of the securities in the underlying index and/or securities not included in the underlying index; (4) an imperfect correlation between the performance of instruments held by a Fund, such as swaps, futures contracts and options, and the performance of the underlying securities in the market; (5) bid-ask spreads (the effect of which may be increased by portfolio turnover); (6) a Fund holding instruments traded in a market that has become illiquid or disrupted; (7) Fund share prices being rounded to the nearest cent; (8) changes to the underlying index that are not disseminated in advance; (9) the need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (10) the time difference between the close of the foreign market on which foreign securities are traded and the time a Fund prices its shares; or (11) early or unanticipated closings of the markets on which the holdings of a Fund trade, resulting in the inability of a Fund to execute intended portfolio transactions. To the extent a Fund engages in fair value pricing, the day-to-day correlation of a Fund’s performance may tend to vary from the closing performance of the underlying index.

Borrowing

The Funds may borrow money to the extent permitted by the 1940 Act. Borrowing for investment purposes is a form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of a Fund will increase more when a Fund’s portfolio assets increase in value and decrease more when a Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit, which would further increase the cost of borrowing. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

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Although it has not entered into a credit facility (other than any overdrafts permitted by the Funds’ custodian), a Fund may borrow money to facilitate management of a Fund’s portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous, and for temporary or emergency purposes, such as trade settlements and as necessary to distribute to shareholders any income required to maintain the Fund’s status as a RIC. In this regard, a Fund may enter into a credit facility to borrow money for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income required to maintain a Fund’s status as a RIC. Such borrowing is not for investment purposes and will be repaid by a Fund promptly. As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, a Fund, within three days (not including Sundays and holidays), will reduce the amount of a Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money for extraordinary or emergency purposes. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. While the Funds do not anticipate doing so, each Fund is authorized to pledge (i.e., transfer a security interest in) portfolio securities in an amount up to one-third of the value of the Fund’s total assets in connection with any borrowing.

Bank Deposits and Obligations

The Funds may invest in deposits and other obligations of U.S. and non-U.S. banks and financial institutions. Deposits and obligations of banks and financial institutions include certificates of deposit, time deposits, and bankers’ acceptances. Certificates of deposit and time deposits represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate. Certificates of deposit are negotiable certificates, while time deposits are non-negotiable deposits. A banker’s acceptance is a time draft drawn on and accepted by a bank that becomes a primary and unconditional liability of the bank upon acceptance. Investments in obligations of non-U.S. banks and financial institutions may involve risks that are different from investments in obligations of U.S. banks. These risks include future unfavorable political and economic developments, seizure or nationalization of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held in a Fund. All investments in deposits and other obligations are subject to credit risk, which is the risk that a Fund may lose its investments in these instruments if, for example, the issuing financial institution collapses and is unable to meet its obligations. This risk is more acute for investments in deposits and other obligations that are not insured by a government or private entity. For a discussion of the risks of a Fund holding cash in mainland China, please see the “PRC Custodian and Dealer/Settlement Agent” section above.

Illiquid Securities

The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set forth in the Funds’ liquidity risk management program (the “Liquidity Program”) as required by Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). Illiquid investments may trade at a discount to comparable, more liquid investments and a Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of a Fund’s net assets (including, for example, because of changes in the market value of its investments or because of redemptions), the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken. A Fund may not acquire illiquid investments if, immediately after the acquisition, more than 15% of the Fund’s net assets would be illiquid investments.

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Portfolio Turnover

In general, Krane or a sub-adviser manages each Fund without regard to restrictions on portfolio turnover. The Funds’ investment strategies may produce high portfolio turnover rates. To the extent a Fund invests in derivative or other instruments with short maturities, the instruments generally will have short-term maturities and, thus, be excluded from the calculation of portfolio turnover. The value of portfolio securities received or delivered as a result of in-kind creations or redemptions of a Fund’s shares also is excluded from the calculation of the Fund’s portfolio turnover rate. As a result, a Fund’s reported portfolio turnover may be low despite relatively high portfolio activity which would, in turn, produce correspondingly greater expenses for a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Generally, the higher the rate of portfolio turnover of a fund, the higher these transaction costs borne by a fund and its long-term shareholders. Such sales may result in the realization of taxable capital gains (including short-term capital gains, which, when distributed, are generally taxed to shareholders at ordinary income tax rates) for certain taxable shareholders.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover may include commercial paper, futures contracts and option contracts because they generally have a remaining maturity of less than one-year.

Repurchase Agreements

The Funds may enter into repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “triparty” custodian or sub-custodian that maintains separate accounts for both a Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, a Fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

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Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements, which involve the sale of securities held by a Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to a Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, each Fund will maintain the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Lending of Portfolio Securities

Each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions. In connection with such loans, a Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. A Fund also has the right to terminate a loan at any time. A Fund does not have the right to vote on securities while they are on loan. Loans of portfolio securities will not exceed 33 1/3% of the value of a Fund’s total assets (including the value of all assets received as collateral for the loan). A Fund will receive collateral in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, a Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, a Fund may experience delays or trouble in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. Krane and a sub-adviser are subject to potential conflicts of interest because the compensation paid to them increases in connection with any net income received by a Fund from a securities lending program.

Cyber-Security Risk

Each Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting a Fund or its advisors, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact a Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject a Fund to regulatory fines or financial losses and/or cause reputational damage. A Fund may also incur additional costs for cyber security risk management purposes. While a Fund’s service providers have established business continuity plans, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. Similar types of cyber security risks are also present for issues or securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such companies to lose value.

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INVESTMENT LIMITATIONS

Unless otherwise noted, whenever a fundamental or non-fundamental investment policy or limitation states that a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a Fund’s acquisition of such security or other asset. Accordingly, other than with respect to a Fund’s limitations on borrowings, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.

Fundamental Policies

The investment limitations below are fundamental policies of each Fund, and cannot be changed without the consent of the holders of a majority of each Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of each Fund’s shares present at a meeting, if more than 50% of the outstanding shares of each Fund are present or represented by proxy, or (ii) more than 50% of each Fund’s outstanding shares, whichever is less.

Each of the KraneShares Bosera MSCI China A Share ETF and KraneShares E Fund China Commercial Paper ETF may not:

1.	Issue senior securities, except as permitted under the 1940 Act.

2.	Borrow money, except as permitted under the 1940 Act.

3.	Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of portfolio securities.

4.	Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any non-U.S. government, or their respective agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that the Underlying Index concentrates in the securities of a particular industry or group of industries.

5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business).

6.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.	Lend any security or make any other loan except as permitted under the 1940 Act. This means that no more than 33 1/3% of the Fund’s total assets would be lent to other parties. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments permissible under the Fund’s investment policies.

Each of the KraneShares CICC China Leaders 100 Index ETF and KraneShares CSI China Internet ETF may not:

1.	Issue senior securities, except as permitted under the 1940 Act.

2.	Borrow money, except as permitted under the 1940 Act.

3.	Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of portfolio securities.

4.	Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any non-U.S. government, or their respective agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that the Underlying Index concentrates in the securities of a particular industry or group of industries.

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5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business).

6.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.	Lend any security or make any other loan except as permitted under the 1940 Act. This means that no more than 33 1/3% of the Fund’s total assets would be lent to other parties. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments permissible under the Fund’s investment policies.

KraneShares MSCI All China Index ETF may not:

1.	Issue senior securities, except as permitted under the 1940 Act.

2.	Borrow money, except as permitted under the 1940 Act.

3.	Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of portfolio securities.

4.	Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any non-U.S. government, or their respective agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that the Underlying Index concentrates in the securities of a particular industry or group of industries.

5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business).

6.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in issuers engaged in the commodities business or securities or other instruments backed by physical commodities).

7.	Lend any security or make any other loan except as permitted under the 1940 Act. This means that no more than 33 1/3% of the Fund’s total assets would be lent to other parties. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments permissible under the Fund’s investment policies.

KraneShares MSCI Emerging Markets ex China Index ETF may not:

1.	Issue senior securities, except as permitted under the 1940 Act, the rules, regulations and interpretations thereunder, and any applicable exemptive relief.

2.	Borrow money, except as permitted under the 1940 Act, the rules, regulations and interpretations thereunder, and any applicable exemptive relief.

3.	Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of portfolio securities.

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4.	Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any non-U.S. government, or their respective agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry (excluding investment companies) or group of industries, except that the Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that the Underlying Index concentrates in the securities of a particular industry or group of industries.

5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business).

6.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in issuers engaged in the commodities business or securities or other instruments backed by physical commodities).

7.	Lend any security or make any other loan except as permitted under the 1940 Act, the rules, regulations and interpretations thereunder, and any applicable exemptive relief. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments permissible under the Fund’s investment policies.

Each of the KraneShares Asia Robotics and Artificial Intelligence Index ETF, KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF, KraneShares CCBS China Corporate High Yield Bond USD Index ETF, KraneShares Electric Vehicles and Future Mobility Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares Emerging Markets Healthcare Index ETF, KraneShares MSCI All China Consumer Discretionary Index ETF, KraneShares MSCI All China Consumer Staples Index ETF, KraneShares MSCI All China Health Care Index ETF, KraneShares MSCI China A Hedged Index ETF, KraneShares MSCI China Environment Index ETF and KraneShares MSCI One Belt One Road Index ETF may not:

1.	Issue senior securities, except as permitted under the 1940 Act, the rules, regulations and interpretations thereunder, and any applicable exemptive relief.

2.	Borrow money, except as permitted under the 1940 Act, the rules, regulations and interpretations thereunder, and any applicable exemptive relief.

3.	Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of portfolio securities.

4.	Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any non-U.S. government, or their respective agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that the Underlying Index concentrates in the securities of a particular industry or group of industries.

5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business).

 37

6.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in issuers engaged in the commodities business or securities or other instruments backed by physical commodities).

7.	Lend any security or make any other loan except as permitted under the 1940 Act, the rules, regulations and interpretations thereunder, and any applicable exemptive relief. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments permissible under the Fund’s investment policies.

Non-Fundamental Policies

KraneShares CSI China Internet ETF will, under normal circumstances, invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of “China Internet Companies” (as defined in the Prospectus). This investment limitation is non-fundamental and may be changed by the Board without a shareholder vote, but the Fund will provide shareholders with at least sixty (60) days’ prior written notice of any change to the policy.

CONTINUOUS OFFERING

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by a Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Funds’ Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act.

MANAGEMENT OF THE TRUST

Board Responsibilities

The Board of Trustees is responsible for overseeing the management and affairs of each Fund and the Trust. The Board considers and approves contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. Like most ETFs, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as Krane, a sub-adviser where applicable, the Distributor and the Administrator (as defined below). The Board oversees the Trust’s service providers and overall risk management. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or a Fund. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Funds employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and a Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., Krane is responsible for the oversight of a sub-adviser) and, consequently, for managing the risks associated with that activity.

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Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operations of the Trust and the Funds. Krane, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board performs its risk management oversight directly and, as to certain matters, through its committees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

In general, each Fund’s risks include, among others, investment risk, liquidity risk, valuation risk and operational risk. The Funds’ service providers, including Krane and sub-adviser, as applicable, are responsible for adopting policies, procedures and controls designed to address various risks within their purview. Further, Krane is responsible for overseeing and monitoring the investments and operations of each sub-adviser. The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. In addition to reports from Krane, the Board also receives reports regarding other service providers to the Trust on a periodic or regular basis.

The Board is responsible for overseeing the nature, extent and quality of the Fund services provided to the Funds by Krane and any sub-adviser and receives information from them on a periodic basis. In connection with its consideration of whether to approve and/or renew the advisory agreements with Krane and any sub-adviser, the Board will request information allowing the Board to review such services. The Board also receives reports related to Krane’s and any sub-adviser’s adherence to each Fund’s investment restrictions and compliance with the stated policies of a Fund. In addition, the Board regularly receives information about each Fund’s performance and investments.

The Trust’s Chief Compliance Officer meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and any sub-adviser. The report generally seeks to address: the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board normally also receives reports from the Trust’s service providers regarding Fund operations, portfolio valuation and other matters. Annually, an independent registered public accounting firm reviews with the Audit Committee its audit of the Trust’s financial statements, focusing on certain areas of risk to the Trust and the Trust’s internal controls.

The Board recognizes that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to a Fund, it may not be made aware of all relevant information about certain risks. Most of the Trust’s investment management and business affairs are carried out by or through Krane and other service providers, each of which has an independent interest in risk management but whose policies and methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

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Members of the Board and Officers of the Trust

Set forth below are the names, years of birth, position with the Trust, term of office, the principal occupations for a minimum of the last five years, number of portfolios overseen by, and other directorships of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Amended and Restated Declaration of Trust.

The Chairman of the Board, Jonathan Krane, is an interested person of the Trust as that term is defined in the 1940 Act. No single Independent Trustee serves as a lead Independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics the Trust and its operations. The Trust made this determination in consideration of, among other things, the fact that the Trustees who are not interested persons of the Trust (i.e., “Independent Trustees”) constitute at least fifty percent (50%) of the Board, the fact that the Audit Committee is composed of the Independent Trustees, and the number of funds (and classes of shares) overseen by the Board.

Name, Address and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee/Officer
Interested Trustee
Jonathan Krane* (1968) 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020	Trustee and Chairman of the Board, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present. Chief Executive Officer of CICC Wealth Management (USA) LLC from 2018 to present. Principal of KFA One Holdings LLC from 2017 to present. Principal of Krane Capital LLC from 2009 to 2011. Chief Executive Officer of Emma Entertainment from 2004 to 2009.	21	None
Independent Trustees
Patrick P. Campo (1970) 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020	Trustee, No set term; served since 2017	From 2013 to present, Director of Long Short Equity, Titan Advisors; from 2009 to 2013, Director of Hedge Fund Research, Alternative Investment Management, LLC.	21	None

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Name, Address and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee/Officer
John Ferguson (1966) 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020	Trustee, No set term; served since 2012	Chief Operating Officer of Shrewsbury River Capital from 2017 to present. Chief Operating Officer of Kang Global Investors LP (hedge fund adviser) from 2014 to 2016. President of Alden Global Capital, LLC (hedge fund adviser) from 2012 to 2014 (formerly, Chief Operating Officer from 2011 to 2012). Senior Managing Director and Chief Operating Officer of K2 Advisors, L.L.C. from 2005 to 2011.	21	None
Matthew Stroyman (1968) 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020	Trustee, No set term; served since 2012	Co-Founder, President and Chief Operating Officer of Arcturus (real estate asset and investment management services firm) from 2007 to present.	21	None
Officers
Jonathan Krane (1968) 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020	Principal Executive Officer and Principal Financial Officer, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present. Chief Executive Officer of Krane Portfolio Advisors, CICC Wealth Management (USA) LLC from 2018 to present. Principal of KFA One Holdings LLC from 2017 to present. Principal of Krane Capital LLC from 2009 to 2011. Chief Executive Officer of Emma Entertainment from 2004 to 2009.	21	None
Jennifer Tarleton (formerly Krane) (1966) 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020	Vice President and Secretary, No set term; served since 2012	Vice President of Krane Funds Advisors, LLC from 2011 to present. Principal of Krane Capital LLC from 2009 to 2011. Sole Practitioner of Jennifer Krane, Esq. from 2001 to 2009.	21	None

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Name, Address and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee/Officer
Michael Quain (1957) 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020	Chief Compliance Officer and Anti-Money Laundering Officer, No Set Term; served since 2015	Principal/President of Quain Compliance Consulting, LLC from 2014 to present. First Vice President of Aberdeen Asset Management Inc. from May 2013 to September 2013. First Vice President and Chief Compliance Officer of Artio Global Management, LLC from 2004 to 2013.	21	None
James Hoffmayer (1973) SEI Investments Company One Freedom Valley Drive Oaks, PA 19456	Assistant Treasurer, No set term; served since 2017	Controller and Chief Financial Officer of SEI Investments Global Funds Services from 2016 to present. Senior Director, Funds Accounting and Fund Administration of SEI Investments Global Funds Services from September 2016 to present. Senior Director of Fund Administration of SEI Investments Global Funds Services from 2014 to present. Director of Financial Reporting of SEI Investments Global Funds Services from 2004 to 2014.	21	None
Jonathan Shelon (1974) 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020	Assistant Secretary, No set term; served since 2019	Chief Operating Officer, Krane Funds Advisors, LLC from 2015 to present. Chief Operating Officer, CICC Wealth Management (USA) LLC from 2018 to present. Chief Investment Officer of Specialized Strategies, J.P. Morgan from 2011 to 2015.	21	None

*	Mr. Krane is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in Krane.

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Board Standing Committees

The Board has established the following standing committees:

Audit Committee. Messrs. Campo, Ferguson and Stroyman are members of the Trust’s Audit Committee (the “Audit Committee”) and Mr. Ferguson is the Chairman of the Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust’s independent auditors, including the review of any significant disputes regarding financial reporting between Trust management and such independent auditors. Under the terms of the Audit Committee charter adopted by the Board, the Audit Committee is authorized to, among other things, (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of a Fund’s financial statements and the independent audits thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Board of the Trust has adopted a written charter for the Audit Committee. During the fiscal year ended March 31, 2019, the Audit Committee held five meetings.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust.  The function of the QLCC is to receive, review and recommend resolution with respect to any report made or referred to the QLCC by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, trustee, employee, or agent of the Trust. The QLCC meets as needed.

Nominating Committee. Messrs. Campo, Ferguson and Stroyman are members of the Trust’s Nominating Committee and Mr. Stroyman is the Chairman of the Nominating Committee. The principal responsibilities of the Nominating Committee are to (i) identify, select and nominate the appropriate number of candidates for election or appointment as members of the Board and (ii) recommend any appropriate changes to the Board for consideration. The Nominating Committee is solely responsible for the selection and nomination of the Trust’s Independent Trustees and does not consider nominations for the office of Trustee made by Trust shareholders. During the fiscal year ended March 31, 2019, the Nominating Committee held two meetings.

Individual Trustee Qualifications

The Board has concluded that each of the Trustees should serve on the Board because of his ability to review and understand information about the Trust and each Fund provided by management, to identify and request other information he may deem relevant to the performance of the Trustees’ duties, to question management and other service providers regarding material factors bearing on the management and administration of a Fund, and to exercise his business judgment in a manner that serves the best interests of a Fund’s shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Krane should serve as Trustee because of his knowledge of, and the executive positions he holds, or has held in, the financial services industry. Specifically, Mr. Krane currently serves as Chief Executive Officer of the Adviser and Chief Executive Officer of CICC Wealth Management (USA) LLC. Mr. Krane contributes expertise and institutional knowledge relating to the structure of the “Krane” organization and the way that the “Krane” business operates. Mr. Krane also served as Chief Executive Officer of the China division of a multinational company, where he gained valuable experience in managing a business and critical knowledge of business and investment opportunities in China. In addition, he has served on the boards of different corporations and, in doing so, has first-hand knowledge of the fiduciary duties and responsibilities bestowed upon trustees and directors. Mr. Krane’s experience as serving as Chief Executive Officer for multiple businesses in the financial services industry, his familiarity with the “Krane” complex, and his experience in serving on the boards of various companies qualify him to serve as a Trustee of the Trust.

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The Board has concluded that Patrick Campo should serve as Trustee because of the experience he has gained working in the investment management industry over many years. In particular, Mr. Campo currently serves as the director of certain investment strategies managed by an investment adviser and contributes to the portfolio construction process for all products offered by that investment adviser. In addition, Mr. Campo previously served as partner and head of research for another investment adviser. The knowledge Mr. Campo has gained over these years working in the investment management industry and his day-to-day work in managing investment advisory firms qualify him to serve as Trustee of the Trust.

The Board has concluded that Mr. Ferguson should serve as Trustee because of the experience he has gained working in the financial services and legal industries over the years. In particular, Mr. Ferguson has extensive experience in managing global investment adviser firms, including the management, creation and success of hedge funds. Prior to that, Mr. Ferguson served as a corporate securities and tax attorney assisting and counseling clients with the organization and creation of both domestic and offshore funds. In addition, Mr. Ferguson has served as an officer for two registered investment companies and, in doing so, has gained experience and knowledge regarding the mutual fund industry. Mr. Ferguson’s experience in the financial services, fund and legal industries and his day-to-day work in managing investment advisory firms, qualify him to serve as a Trustee of the Trust.

The Board has concluded that Mr. Stroyman should serve as Trustee because of the experience he has gained working in the financial services and real estate industries. Working as an investment banker early in his career, Mr. Stroyman developed a strong base of knowledge regarding corporate finance, structuring, public and private securities, and company valuations. Through his work in the real estate industry and relationships with large investment management firms, Mr. Stroyman has gained an understanding of sophisticated financial products. He has advised institutional clients including pension funds, endowments and other qualified investors in asset management, risk assessment, and repositioning and disposition of underperforming assets. The knowledge Mr. Stroyman has gained over the years working in the financial services and real estate industries and his value and understanding of fiduciary duties and responsibilities qualify him to serve as Trustee of the Trust.

As of March 31, 2019, none of the Independent Trustees or members of their immediate family, beneficially owned or owned of record securities representing interests in Krane, any sub-adviser or distributor of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes an Independent Trustee’s spouse, children residing in the same household and dependents of the Independent Trustee.

Fund Shares Owned by Board Members

As of December 31, 2018, the Trustees beneficially owned the following amounts of Fund shares and shares of other series of the Trust:

Trustee	Funds	Aggregate Dollar Range of Beneficial Ownership of Funds
Patrick Campo	None	None
John Ferguson	None	None
Jonathan Krane	KraneShares Bosera MSCI China A Share ETF	$10,001-$50,000
	KraneShares CSI China Internet ETF	$10,001-$50,000
Matthew Stroyman	KraneShares Bosera MSCI China A Share ETF	$1-$10,000
	KraneShares CSI China Internet ETF	$1-$10,000

“Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

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Board Compensation

Trustees who are “interested persons” of Krane are not compensated by the Trust for their service as a Trustee. For the fiscal year ended March 31, 2019: (a) Mr. Campo received aggregate compensation from the Trust in the amount of $50,000; (b) Mr. Ferguson received aggregate compensation from the Trust in the amount of $65,000; and (c) Mr. Stroyman received aggregate compensation from the Trust in the amount of $65,000. None of the Trustees accrued or received any retirement or pension benefits.

For the fiscal year ending March 31, 2020, it is expected that the Trustees will receive compensation from the Trust in the amount of $50,000 per year and the Chairmen of the Audit Committee and Nominating Committee will each receive an additional $15,000. Each Fund bears a proportionate share of Trustee compensation and expenses based on its relative net assets.

INVESTMENT ADVISER

Krane Funds Advisors, LLC (“Krane’ or “Adviser’) serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust and Krane (the “Advisory Agreement”). Krane is a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Krane’s offices are located at 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020.

Under the Advisory Agreement, Krane is responsible for reviewing, supervising and administering each Fund’s investment program and the general management and administration of the Trust. Krane may engage a subadviser to assist it in managing a Fund’s investments, but will be responsible for overseeing any subadvisers. Krane arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for each Fund to operate. Krane manages each Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits its officers and employees to serve as officers or Trustees of the Trust. Under the Advisory Agreement, Krane bears all of its own costs associated with providing advisory services to the Funds. As part of the Advisory Agreement, Krane has contractually agreed to pay all expenses of each Fund, except (i) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (ii) expenses of the Fund incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions and short sale dividend or interest expense; (iii) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (iv) Acquired Fund Fees and Expenses; (v) litigation expenses; (vi) the compensation payable to the Adviser under the investment advisory agreement; (vii) compensation and expenses of the Independent Trustees (including any Trustees’ counsel fees); and (viii) any expenses determined to be extraordinary expenses by the Board. Nevertheless, there exists a risk that a Trust service provider will seek recourse against the Trust if is not timely paid by Krane for the fees and expenses for which it is responsible, which could materially adversely affect a Fund.

Under the Advisory Agreement, each Fund pays Krane the fee shown in the table below, which is calculated daily and paid monthly, at an annual rate based on a percentage of the average daily net assets of the Fund. In addition, under the Advisory Agreement, as compensation for the services provided by Krane in connection with any securities lending-related activities, each Fund pays Krane 10% of the monthly investment income received from the investment of cash collateral and loan fees received from borrowers in respect of securities loans (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers).

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KraneShares Asia Robotics and Artificial Intelligence Index ETF	0.78%
KraneShares Bosera MSCI China A Share ETF	0.78%
KraneShares CCBS China Corporate High Yield Bond USD Index ETF	0.68%
KraneShares CICC China Leaders 100 Index ETF (formerly, KraneShares Zacks New China ETF)	0.68%
KraneShares CSI China Internet ETF	0.68%
KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF	0.68%
KraneShares E Fund China Commercial Paper ETF	0.68%
KraneShares Electric Vehicles and Future Mobility Index ETF	0.68%
KraneShares Emerging Markets Consumer Technology Index ETF	0.78%
KraneShares Emerging Markets Healthcare Index ETF	0.78%
KraneShares MSCI All China Consumer Discretionary Index ETF	0.78%
KraneShares MSCI All China Consumer Staples Index ETF	0.78%
KraneShares MSCI All China Health Care Index ETF	0.78%
KraneShares MSCI All China Index ETF	0.68%
KraneShares MSCI China A Hedged Index ETF	0.78%
KraneShares MSCI China Environment Index ETF	0.78%
KraneShares MSCI Emerging Markets ex China Index ETF	0.58%
KraneShares MSCI One Belt One Road Index ETF	0.78%

Krane has contractually agreed to waive its management fee by 0.10%, 0.20%, 0.12%, 0.12%, 0.14%, 0.20% and 0.10% of the average daily net assets of KraneShares Asia Robotics and Artificial Intelligence Index ETF, KraneShares Bosera MSCI China A Share ETF, KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF, KraneShares E Fund China Commercial Paper ETF, KraneShares MSCI All China Health Care Index ETF, KraneShares MSCI All China Index ETF and KraneShares MSCI Emerging Markets ex China Index ETF. Krane has also contractually agreed to waive its management fee in the amount of any Acquired Fees and Expenses incurred by the KraneShares MSCI All China Index ETF attributable to its investments in the KraneShares Bosera MSCI China A Share ETF. These contractual fee waivers will continue until August 1, 2020, and may only be terminated prior thereto by the Board. In addition, the fee waivers will terminate if the Investment Advisory Agreement for a Fund is terminated.

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In addition to the above-described services, to the extent a Fund engages in securities lending, Krane will: (i) determine which securities are available for loan and notify the securities lending agent for the Fund (the “Agent”), (ii) monitor the Agent’s activities to ensure that securities loans are effected in accordance with Krane’s instructions and in accordance with applicable procedures and guidelines adopted by the Board, (iii) make recommendations to the Board regarding the Fund’s participation in securities lending; (iv) prepare appropriate periodic reports for, and seek appropriate periodic approvals from, the Board with respect to securities lending activities, (v) respond to Agent inquiries concerning Agent’s activities, and (vi) such other related duties as Krane deems necessary or appropriate. In addition, Krane may provide additional securities lending-related services as requested by the Trustees from time to time.

Under the Investment Advisory Agreement, while the fees and expenses related to a Fund’s securities lending-related activities reduce the revenues and income of the Fund from such activities, they are not fees and expenses for which Krane is responsible.

For the three prior fiscal years or periods, as applicable, during which a Fund was operational, Krane received the following compensation under the Investment Advisory Agreement:

	Fiscal Year/Period Ended 3/31/19		Fiscal Year/Period Ended 3/31/18		Fiscal Year/Period Ended 3/31/17
	Advisory Fees	Fees from Securities Lending Activities	Advisory Fees	Fees from Securities Lending Activities	Advisory Fees	Fees from Securities Lending Activities
KraneShares Asia Robotics and Artificial Intelligence Index ETF	N/A	N/A	N/A	N/A	N/A	N/A
KraneShares Bosera MSCI China A Share ETF	$2,209,175	N/A	$1,403,663	N/A	$120,051	N/A
KraneShares CCBS China Corporate High Yield Bond USD Index ETF	$57,272	N/A	N/A	N/A	N/A	N/A
KraneShares CICC China Leaders 100 Index ETF (formerly, KraneShares Zacks New China ETF)	$22,764	$0	$34,379	$0	$20,445	N/A
KraneShares CSI China Internet ETF	$10,796,534	$985,825	$6,697,691	$24,248	$1,422,676	N/A
KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF	N/A	N/A	N/A	N/A	N/A	N/A
KraneShares E Fund China Commercial Paper ETF	$71,011	$0	$64,213	$0	$77,845	N/A
KraneShares Electric Vehicles and Future Mobility Index ETF	$211,250	$2,665	$24,763	$0	N/A	N/A
KraneShares Emerging Markets Consumer Technology Index ETF	$260,087	$1,116	$24,688	$0	N/A	N/A
KraneShares Emerging Markets Healthcare Index ETF	$17,385	$0	N/A	N/A	N/A	N/A
KraneShares MSCI All China Consumer Discretionary Index ETF	N/A	N/A	N/A	N/A	N/A	N/A
KraneShares MSCI All China Consumer Staples Index ETF	N/A	N/A	N/A	N/A	N/A	N/A
KraneShares MSCI All China Health Care Index ETF	$238,335	$21	$3,413	$0	N/A	N/A
KraneShares MSCI All China Index ETF	$20,120	$0	$15,263	$0	$6,817	N/A
KraneShares MSCI China A Hedged Index ETF	N/A	N/A	N/A	N/A	N/A	N/A
KraneShares MSCI China Environment Index ETF	$47,301	N/A	$20,568	N/A	N/A	N/A
KraneShares MSCI Emerging Markets ex China Index ETF	N/A	N/A	N/A	N/A	N/A	N/A
KraneShares MSCI One Belt One Road Index ETF	$212,524	N/A	$59,931	N/A	N/A	N/A

 47

Because each of the KraneShares Asia Robotics and Artificial Intelligence Index ETF, KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF, KraneShares MSCI All China Consumer Discretionary Index ETF, KraneShares MSCI All China Consumer Staples Index ETF, KraneShares MSCI China A Hedged Index ETF and KraneShares MSCI Emerging Markets ex China Index ETF had not commenced operations prior to the end of the fiscal year ended March 31, 2019, Krane did not receive any advisory fees or fees from securities lending activities from those Funds during the prior three fiscal years.

The Investment Advisory Agreement with respect to each Fund will continue in effect for two years from its initial effective date, and thereafter is subject to annual approval by (i) the Board of Trustees of the Trust or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund. If the shareholders of a Fund fail to approve the Investment Advisory Agreement, Krane may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

The Investment Advisory Agreement with respect to a Fund is terminable without any penalty, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund, or by Krane, in each case on not less than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for a Fund in the event its shares are no longer listed on a national securities exchange or in such other circumstances where a Fund waives such notice period. The Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

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China International Capital Corporation (USA) Holdings Inc., a wholly-owned, indirect subsidiary of China International Capital Corporation Limited owns a majority stake in Krane. As of March 31, 2019, Central Huijin Investment Limited, a mainland Chinese-domiciled entity, held approximately 46.2% of the shares of China International Capital Corporation Limited. Central Huijin Investment Limited is a wholly-owned subsidiary of China Investment Corporation, which is a mainland Chinese sovereign wealth fund. KFA One Holdings, LLC, located at 1270 Avenue of the Americas, 22nd Floor, New York, NY 10020, holds the remaining equity interests in Krane and Jonathan Krane, through his equity interests in KFA One Holdings, LLC, beneficially owns more than 10% of the equity interests in Krane.

Krane has received “manager of managers” exemptive relief from the SEC that permits Krane, subject to the approval of the Board of Trustees, to appoint a “wholly-owned” or unaffiliated sub-adviser, as defined in the exemptive relief, or to change the terms of an sub-advisory agreement with a “wholly-owned” or unaffiliated sub-adviser without first obtaining shareholder approval. The exemptive order further permits Krane to add or to change a “wholly-owned” or unaffiliated sub-adviser or to change the fees paid to such parties from time to time without the expense and delays associated with obtaining shareholder approval of the change and to disclose sub-advisers’ fees only in the aggregate in its registration statement. Any increase in the aggregate advisory fee paid by any Fund remains subject to shareholder approval. Krane continues to have ultimate responsibility (subject to oversight by the Board of Trustees) to oversee the sub-advisers and recommend their hiring, termination, and replacement. The Fund will notify shareholders of any change of a Fund sub-adviser.

SUB-ADVISERS

E Fund Management (Hong Kong) Co., Limited

E Fund Management (Hong Kong) Co., Limited (“E Fund”) serves as the sub-adviser to the KraneShares E Fund China Commercial Paper ETF. E Fund is a Hong Kong limited liability company. E Fund’s offices are located at Suite 3501-02 35F, Two International Finance Center, 8 Finance Street, Central, Hong Kong.

E Fund was established in 2008 and is principally engaged in the provision of investment advisory services to corporations, institutions and individual investors. E Fund, a registered investment adviser with the SEC, is a wholly-owned subsidiary of E Fund Management, Co., Limited (“EFMC”). EFMC, established in 2001, is licensed with the CSRC in China as a fund manager. As of June 30, 2019, EFMC had approximately $156.79 billion in assets under management, making it one of the largest asset managers in China.

Krane has entered into an Advisory Agreement with E Fund pursuant to which Krane has agreed to pay E Fund 50% of net revenue earned by Krane from each Fund. For these purposes, net revenue is defined as gross revenue (including any securities lending compensation Krane may receive) less gross fund-related expenses and any waiver or reimbursement of Krane’s management fee.

For the fiscal year ended March 31, 2019, Krane paid E Fund $0 in sub-advisory fees with respect to the KraneShares E Fund China Commercial Paper ETF. For the fiscal year ended March 31, 2018, Krane paid E Fund $0 in sub-advisory fees with respect to the KraneShares E Fund China Commercial Paper ETF. For the fiscal year ended March 31, 2017, Krane paid E Fund $0 in sub-advisory fees with respect to the KraneShares E Fund China Commercial Paper ETF.

The E Fund Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by at any time: (1) by Krane upon sixty (60) days’ written notice to E Fund; (2) by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund upon (60) days’ written notice to E Fund; (3) by E Fund upon sixty (60) days’ written notice to the Board and Krane; or immediately upon written notice by Krane or E Fund if (A) the license, approval, authorization or consent held by Krane or E Fund which is required for the performance of its obligations under the Advisory Agreement and which has been granted or given by any relevant regulatory authority, is terminated or suspended; (B) Krane or E Fund commits a material breach of the Advisory Agreement that is uncured within thirty (30) days of notice; (C) any step is taken with a view to the winding up, bankruptcy or administration of Krane or E Fund; (D) any adverse finding is made in respect of, or official sanction imposed on, Krane or E Fund by any relevant regulatory authority which would be likely to affect its ability to perform its obligations under this Agreement; or (E) a relevant regulatory authority has held, or is likely to hold, Krane or E Fund to be in breach of any regulatory or other duties in relation to the Advisory Agreement. The Advisory Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party or by the vote of shareholders.

 49

Bosera Asset Management (International) Co., Ltd.

Bosera Asset Management (International) Co., Ltd. (“Bosera”) serves as the sub-adviser to the KraneShares Bosera MSCI China A Share ETF. Bosera is a Hong Kong limited liability company. Bosera’s offices are located at Suite 4109, Jardine House, One Connaught Place, Central, Hong Kong.

Bosera, a registered investment adviser with the SEC, is a wholly-owned subsidiary of Bosera Asset Management Company Limited, one of the largest fund management companies in China. Headquartered in Shenzhen, Bosera Asset Management Company Limited was established in 1998, among the first fund houses in China. As of June 30, 2019, the Bosera group managed more than $163.45 billion (including Bosera Asset Management Co., Ltd., Bosera Asset Management (International) Co., Ltd. and Bosera Capital Management Co., Ltd.) in assets for clients in Asia, Europe and North America. With more than 190 investment professionals in China, the Bosera group seeks to offer on-the-ground insight into China, servicing and advising institutional and retail investors globally, including sovereign wealth funds, central banks and national pensions. The Bosera group also has experience in managing several index funds and ETFs in China.

Krane has entered into an Advisory Agreement with Bosera. The Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time: (1) by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund or by Krane upon (60) days’ written notice to Bosera; (2) by Bosera upon sixty (60) days’ written notice to the Board and Krane; or immediately upon written notice by Krane or Bosera if: (A) the license, approval, authorization or consent held by Krane or Bosera which is required for the performance of its obligations under the Advisory Agreement and which has been granted or given by any relevant regulatory authority, is terminated or suspended; (B) Krane or Bosera commits a material breach of the Advisory Agreement that is uncured within thirty (30) days from the date of notice; (C) any step is taken with a view to the winding up, bankruptcy or administration of Krane or Bosera; (D) any adverse finding is made in respect of, or official sanction imposed on, Krane or Bosera by any relevant regulatory authority which would be likely to affect its ability to perform its obligations under this Agreement; or (E) a relevant regulatory authority has held, or is likely to hold, Krane or Bosera to be in breach of any regulatory or other duties in relation to the Advisory Agreement. The Advisory Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party or by the vote of shareholders.

Krane pays Bosera fifty (50%) percent of the net revenue received by Krane from the Fund under the Advisory Agreement. Net revenue is defined for these purposes as gross revenue minus the gross fund-related expenses incurred by Krane (including any waiver by Krane of its compensation under the Advisory Agreement and any reimbursements by Krane of the Fund’s expenses).

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For the fiscal year ended March 31, 2019, Krane paid Bosera $0 in sub-advisory fees. For the fiscal year ended March 31, 2018, Krane paid Bosera $0 in sub-advisory fees. For the fiscal year ended March 31, 2017, Krane paid Bosera $0 in sub-advisory fees.

CCB Securities Ltd.

CCB Securities Ltd. (“CCBS”), located at 18/F CCB Centre, 18 Wang Chiu Road, Kowloon Bay, Kowloon, Hong Kong, serves as the sub-adviser of KraneShares CCBS China Corporate High Yield Bond USD Index ETF. CCBS is responsible for the day-to-day investment management of the Fund, subject to the supervision of Krane and the Board of Trustees.

CCBS, a recently registered investment adviser with the SEC, is a wholly-owned subsidiary of China Construction Bank (Asia) Corporation Limited, a Hong Kong corporation. CCBS was established in 2000 and is principally engaged in the provision of investment advisory services to corporations, pooled investment vehicles, institutions and individual investors. As of June 30, 2019, CCBS had approximately HKD 2.8 billion in assets under management.

Krane has entered into a Sub-Advisory Agreement with CCBS pursuant to which Krane has agreed to pay CCBS a fee equal to 50% of net revenue earned by Krane from the Fund. For these purposes, net revenue is defined as gross revenue less gross fund-related expenses (including any waiver by Krane of its compensation under the investment advisory agreement and any payments or reimbursements by Krane of the Fund’s expenses).

For the fiscal period from the Fund’s inception, June 26, 2018, to March 31, 2019, Krane paid CCBS $0 in advisory fees.

The CCBS Sub-Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time: (1) by Krane upon sixty (60) days’ written notice to CCBS; (2) by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund upon (60) days’ written notice to CCBS; (3) by CCBS upon sixty (60) days’ written notice to the Board and Krane; or immediately upon written notice by Krane or CCBS if (A) the license, approval, authorization or consent held by Krane or CCBS which is required for the performance of its obligations under the Sub-Advisory Agreement and which has been granted or given by any relevant regulatory authority, is terminated or suspended; (B) Krane or CCBS commits a material breach of the Sub-Advisory Agreement that is uncured within thirty (30) days of notice; (C) any step is taken with a view to the winding up, bankruptcy or administration of Krane or CCBS; (D) any adverse finding is made in respect of, or official sanction imposed on, Krane or CCBS by any relevant regulatory authority which would be likely to affect its ability to perform its obligations under the Sub-Advisory Agreement; or (E) a relevant regulatory authority has held, or is likely to hold, Krane or CCBS to be in breach of any regulatory or other duties in relation to the Sub-Advisory Agreement. After an initial period of two years, the Sub-Advisory Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party or by the vote of shareholders.

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PORTFOLIO MANAGERS

All Funds (except for the KraneShares Bosera MSCI China A Share ETF, KraneShares CCBS China Corporate High Yield Bond USD Index ETF, and KraneShares E Fund China Commercial Paper ETF)

Mark Schlarbaum, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of each Fund since December 2015 (in the case of KraneShares CSI China Internet ETF, KraneShares MSCI All China Index ETF, and KraneShares CICC China Leaders 100 Index ETF) or since inception and will continue to serve as the lead portfolio manager for each Fund. He joined Krane in 2015 and has over 26 years of experience in the investment management industry. Previously, he was Vice President Senior Equity Trader at T. Rowe Price (1997-2003); Co-Founder of Schlarbaum Capital Management (2002-2006); Partner- Head Equity Trader/Portfolio Manager at Global Capital Management (2007-2009); Managing Director, lead portfolio manager for small cap SMA strategies and co-portfolio manager for all-cap SMA strategies at Palliser Bay Investment, LLC (2009-2014); and Partner at Trident Distribution Partners (2014-2015). Mr. Schlarbaum graduated with a bachelor’s degree in psychology and economics from Purdue University.

Jonathan Shelon, Chief Operating Officer of the Adviser, also serves as a portfolio manager of each Fund and supports Mr. Schlarbaum and Krane’s investment team with respect to each Fund. Mr. Shelon has been a portfolio manager of each Fund since August 2018 (in the case of KraneShares CSI China Internet ETF, KraneShares Electric Vehicles and Future Mobility Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares MSCI All China Healthcare Index ETF, KraneShares MSCI All China Index ETF, KraneShares MSCI China Environment Index ETF, KraneShares MSCI One Belt One Road Index ETF and KraneShares CICC China Leaders 100 Index ETF) or since inception. Mr. Shelon joined Krane in 2015 as a Managing Partner. Mr. Shelon has spent the majority of his career managing investment portfolios and diverse teams at leading asset management organizations. Prior to joining Krane, he was the Chief Investment Officer of a 40-person global Specialized Strategies Team at J.P. Morgan with $40 billion AUM. Prior to joining J.P. Morgan, Mr. Shelon spent ten years as a portfolio manager at Fidelity Investments where he was responsible for the investment performance, process and evolution of their target-date strategies for retirement savings, college savings and income generation.

KraneShares Bosera MSCI China A Share ETF

Mrs. Qiong Wan is responsible for managing the Fund. Mrs. Wan has more than ten years of work experience in the financial services industry. In that time, she has worked in various capacities ranging from accounting to fund management. Mrs. Wan joined Bosera in March 2011 as a fund manager assistant on the Index & Quant Team. From December 2013 to June 2015, she served as a backup fund manager of the Bosera FTSE China A50 Index ETF, domiciled in Hong Kong, and from June 2015 to May 2016, she served as a fund manager on the Index & Quant Team. Mrs. Wan graduated with a Bachelor of Business Administration from China’s Central South University in June 2004 and earned a Master of Science in Quantitative Economics from Central South University in May 2009.

KraneShares CCBS China Corporate High Yield Bond USD Index ETF

Yan, Ka Lok “Nelson”, Executive Director of CCBS and principal officer for its asset management business, has had primary responsibility for trading the Fund’s portfolio securities since inception. He has more than 15 years of experience in the investment management industry. Prior to joining CCBS, he was the Director and Chief Investment Officer at Changjiang Asset Management (HK) Ltd. He has also worked at Mayfair Pacific Financial Group, Sinocap Investment Management and Special Fine Investment and Management covering portfolios comprised of RQFII investments and fixed income, equity and private equity securities. He holds a Master of Science degree in Finance from the University of Michigan and a Postgraduate Diploma in Economics from the University of London. He is also a holder of a Financial Risk Manager (FRM) certification.

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KraneShares E Fund China Commercial Paper ETF

Ms. Xiaochen Wang is a co-portfolio manager for the Fund. Ms. Wang is currently a fund manager and Head of the “Fixed Income Department Mutual Fund Center” at EFMC. Ms. Wang has worked at EFMC since 2003. She holds a master’s degree in Financial Engineering from Renmin University of China and a B.S. in Finance from Shanghai Fudan University.

Mr. Guangdong Qi is a co-portfolio manager for the Fund. Mr. Qi is currently a fund manager and responsible officer (RO) of E Fund. Mr. Qi has worked at E Fund since 2014 and managed fund portfolios for 4 years. He holds a master’s degree in Financial Engineering from Shanghai University of Finance and Economics and a B.S. in Physics from Shanghai Fudan University.

Ms. Grace Zeng is an analyst at E Fund. Ms. Zeng has worked at E Fund since 2014. She holds a master’s degree in FMBA from Tsinhua University and the Chinese University of Hong Kong, and received her B.S. degree in Statistics and Economics from the University of Toronto.

Portfolio Manager Fund Ownership. The Funds are required to show the dollar range of each portfolio manager’s “beneficial ownership” of shares of a Fund as of the end of the most recently completed fiscal year (except as otherwise noted below). Dollar amount ranges disclosed are established by the SEC.

Krane’s Portfolio Managers
Name	Funds Covered by this SAI	Dollar Range of Fund Ownership (dollars)
Mark Schlarbaum	KraneShares CICC China Leaders 100 Index ETF (formerly, KraneShares Zacks New China ETF)	None
	KraneShares CSI China Internet ETF	$10,001–$50,000
	KraneShares Electric Vehicles and Future Mobility Index ETF	None
	KraneShares Emerging Markets Consumer Technology Index ETF	None
	KraneShares Emerging Markets Healthcare Index ETF	None
	KraneShares MSCI All China Health Care Index ETF	None
	KraneShares MSCI All China Index ETF	None
	KraneShares MSCI China Environment Index ETF	None
	KraneShares MSCI One Belt One Road Index ETF	None
Jonathan Shelon	KraneShares CICC China Leaders 100 Index ETF (formerly, KraneShares Zacks New China ETF)	None
	KraneShares CSI China Internet ETF	None
	KraneShares Electric Vehicles and Future Mobility Index ETF	None
	KraneShares Emerging Markets Consumer Technology Index ETF	None
	KraneShares Emerging Markets Healthcare Index ETF	None
	KraneShares MSCI All China Health Care Index ETF	None
	KraneShares MSCI All China Index ETF	$1–$10,000
	KraneShares MSCI China Environment Index ETF	None
	KraneShares MSCI One Belt One Road Index ETF	$10,001–$50,000

 53

The KraneShares Asia Robotics and Artificial Intelligence Index ETF, KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF, KraneShares MSCI All China Consumer Discretionary Index ETF, KraneShares MSCI All China Consumer Staples Index ETF, KraneShares MSCI China A Hedged Index ETF, and KraneShares MSCI Emerging Markets ex China Index ETF have not yet commenced operations as of March 31, 2019. Therefore, Messrs. Schlarbaum and Shelon did not beneficially own any shares of these Funds as of that date.

E Fund’s Portfolio Managers
Name	Funds Covered by this SAI	Dollar Range of Fund Ownership (dollars)
Xiaochen Wang	KraneShares E Fund China Commercial Paper ETF	None
Guangdong Qi	KraneShares E Fund China Commercial Paper ETF	None
Grace Zeng	KraneShares E Fund China Commercial Paper ETF	None

Bosera’s Portfolio Manager
Name	Funds Covered by this SAI	Dollar Range of Fund Ownership (dollars)
Qiong Wan	KraneShares Bosera MSCI China A Share ETF	None

CCBS’s Portfolio Manager
Name	Funds Covered by this SAI	Dollar Range of Fund Ownership (dollars)
Yan, Ka Lok “Nelson”	KraneShares CCBS China Corporate High Yield Bond USD Index ETF	None

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Other Accounts. The portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Krane’s Portfolio Managers
Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)

Mark Schlarbaum*	0	$0	1	$41.1	0	$0
Jonathan Shelon*	0	$0	1	$41.1	0	$0

* The information provided is as of March 31, 2019. None of the accounts  paid advisory fees based on the performance of the accounts.

E Fund’s Portfolio Managers
Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)

Xiaochen Wang*	1	18.82	1	18.87	0	0
Guangdong Qi*	1	18.82	2	452.61	0	0
Grace Zeng*	1	18.82	0	0	0	0

* The information provided is as of June 30, 2019. None of the accounts paid advisory fees based on the performance of the accounts.

Bosera’s Portfolio Manager
Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)

Qiong Wan*	0	$0	8	$453.15	0	$0

* The information provided is as of March 31, 2019. None of the accounts paid advisory fees based on the performance of the accounts.

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CCBS’s Portfolio Managers
Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Yan, Ka Lok “Nelson”*	1	$10.1	3	$43.26	13	$214.71

* The information provided is as of June 30, 2019. None of the accounts paid advisory fees based on the performance of the accounts.

Portfolio Manager Compensation

Krane

The portfolio managers receive a fixed base salary and incentive awards based on the profitability of Krane and the satisfaction of the account objectives. The potential conflicts of interest arising with respect to each portfolio manager’s compensation are relatively limited because the Funds seek to track the performance of the underlying index, which makes it unlikely, but not impossible, that the portfolio manager would take undue risks in investing a Fund’s assets to increase performance. Nevertheless, to the extent a portfolio manager would derive additional compensation from managing other accounts, the portfolio manager may be motivated to favor the other accounts.

E Fund

E Fund has adopted a performance-oriented incentive compensation scheme with differentiated key performance indicators (“KPI”), which is set according to each staff member’s position and responsibilities. Within the scheme, both the remuneration incentives and the non-remuneration incentives are arranged based on a performance evaluation. The recruitment, retention and elimination of the key posts are based primarily on the result of performance evaluations. To ensure the stability of staff in key posts, such as investment and research, E Fund has implemented the following measures:

● Externally competitive and internally fair remunerations with staff-friendly and fringe benefits;

● Continuous training; and

 56

● Multiple paths of personal career development

The distribution of performance bonuses will be linked to personal performance.

E Fund assesses not only the investment performance of the portfolio manager, but also the overall performance of E Fund, the contribution of the portfolio manager to E Fund (not only to Fund performance), and the portfolio manager’s compliance with regulations and rules, as well as his or her managerial skills.

Bosera

Bosera has adopted a performance-oriented incentive mechanism with differentiated key performance indicators (“KPI”), which is set according to each staff member’s position and responsibilities. Both the remuneration incentives and the non-remuneration incentives are arranged based on a performance evaluation. The recruitment, retention and elimination of the key posts are based primarily on the result of performance evaluations. To ensure the stability of staff in key posts, such as investment and research, Bosera has implemented the following measures:

●	Externally competitive and internally fair remunerations with staff-friendly and fringe benefits;

●	Continuous training; and

●	Multiple paths of personal career development

The distribution of performance bonuses will be linked to personal performance. The KPI evaluation accounts for 70% of the performance evaluation, while the evaluation of comprehensive qualities accounts for 30% of the performance evaluation.

CCBS

The portfolio manager receives a fixed base salary and is eligible to receive a discretionary bonus based on the profitability of CCBS. The discretionary bonus is not based on the performance of the Fund. The potential conflicts of interest arising with respect to the portfolio manager’s compensation are limited because the Fund seeks to track the performance of the underlying index, which makes it unlikely, but not impossible, that the portfolio manager would take undue risks in investing the Fund’s assets to increase performance.

Description of Material Conflicts of Interest

Krane

A portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the similar investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge of the size, timing and possible market impact of a Fund’s trades, whereby the portfolio manager could use this information to the advantage of other accounts, including personal trading, and to the disadvantage of a Fund. However, Krane has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. Krane monitors and limits personal trading in accordance with its Code of Ethics, as described below.

 57

E Fund

A portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with her management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge of the size, timing and possible market impact of a Fund’s trades, whereby the portfolio manager could use this information to the advantage of other accounts, including personal trading, and to the disadvantage of a Fund. However, E Fund has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. E Fund monitors and limits personal trading in accordance with its Code of Ethics, as described below.

Bosera

The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with her management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. In addition, Bosera is subject to a potential conflict of interest because Bosera allocates its A-Share quota between clients. Another potential conflict could include the portfolio manager’s knowledge of the size, timing and possible market impact of the Fund’s trades, whereby the portfolio manager could use this information to the advantage of other accounts, including personal trading, and to the disadvantage of the Fund. However, Bosera has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated, and Bosera monitors and limits personal trading in accordance with its Code of Ethics, as described below.

CCBS

The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge of the size, timing and possible market impact of the Fund’s trades, whereby the portfolio manager could use this information to the advantage of other accounts, including personal trading, and to the disadvantage of the Fund. However, CCBS has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. CCBS monitors and limits personal trading in accordance with its Code of Ethics, as described below.

CODES OF ETHICS

The Trust, Krane and each sub-adviser have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics apply to the personal investing activities of trustees, directors, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Codes of Ethics, access persons are permitted to engage in personal securities transactions (including investments in securities that may be purchased and held by a Fund), but are required to report their personal securities transactions for monitoring purposes. Each Code of Ethics is on file with the SEC and is available to the public.

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PROXY VOTING POLICY

The Trust has adopted the proxy voting policies of Krane, a summary of which is set forth in the appendix to this SAI. The Trust is required to disclose annually a Fund’s complete proxy voting record on Form N-PX covering the period from July 1 of one year through June 30 of the next and to file Form N-PX with the SEC no later than August 31 of each year. The Form N-PX is available, or will be available, at no charge upon request by calling 1.855.857.2638. A Fund’s Form N-PX is also available or will be available, on the SEC’s website at www.sec.gov.

ADMINISTRATOR

SEI Investments Global Funds Services (the “Administrator”) serves as administrator for the Funds. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. The principal address of the Administrator is One Freedom Valley Drive, Oaks, Pennsylvania 19456. Under an Amended and Restated Administration Agreement with the Trust dated July 9, 2014, as amended (the “Administration Agreement”), the Administrator provides necessary administrative and accounting services for the maintenance and operations of the Trust and the Funds. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services.

For its services under the Administration Agreement, the Administrator is entitled to a fee, based on assets under management, subject to a minimum fee. The Administrator may be reimbursed by the Funds for its out-of-pocket expenses. The Advisory Agreement provides that Krane will pay certain operating expenses of the Trust, including the fees due to the Administrator under the Administration Agreement.

CUSTODIAN AND TRANSFER AGENT

Brown Brothers Harriman & Co. (“BBH”) serves as custodian and transfer agent for the Trust.  The principal address of BBH is 50 Post Office Square, Boston, Massachusetts 02110.  Under the Custodian and Transfer Agent Agreement with the Trust dated December 12, 2012, BBH, in its capacity as custodian, maintains in separate accounts cash, securities and other assets of the Funds, keeps all necessary accounts and records, and provides other services. BBH is required, upon the order of the Trust, to deliver securities held by it, in its capacity as custodian, and to make payments for securities purchased by the Trust for a Fund.

Under the Custodian and Transfer Agent Agreement, foreign securities held by the Funds are generally held by sub-custodians in BBH’s sub-custodian network. The Hongkong and Shanghai Banking Corporation Ltd. serves as the PRC custodian for the KraneShares Bosera MSCI China A Share ETF. China Construction Bank Corporation (“CCB”) serves as the PRC Custodian for the KraneShares E Fund China Commercial Paper ETF.

The majority of PRC debt securities (or “RMB Bonds”) held by the Funds are held in mainland China through an account with the China Interbank Market (“CIBM”). Other PRC debt securities are dealt and held in book-entry form through the China Central Depository and Clearing Corporation Limited (“CCDCC”) and Shanghai Clearing House (“SCH”).

PRC securities, including PRC debt securities and A Shares, purchased by Krane or a sub-adviser in their capacity as RQFII or QFII may be received in a securities account maintained by the PRC Custodian in the joint names of the Funds and Krane or the sub-advisor. Pursuant to a sub-custodian agreement and a supplementary control agreement, the Funds are or would be recognized as the beneficial owner, and control the disposition, of assets in the account, even though, pursuant to Chinese law and regulations, the RQFII or QFII holder (in addition to the Funds) is the legal owner of the account.

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BBH further acts as a transfer agent for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust, under the Custodian and Transfer Agent Agreement.  The Advisory Agreement provides that Krane will pay certain operating expenses of the Trust, including the fees due to BBH under the Custodian and Transfer Agent Agreement.

SECURITIES LENDING ARRANGEMENTS

BBH serves as the securities lending agent for the Trust.  The principal address of BBH is 50 Post Office Square, Boston, Massachusetts 02110.  As the securities lending agent, BBH, among other matters, negotiates the specific loan terms for the Funds to loan their securities and receive compensation therefor, arranges for deliveries of securities and collateral under the securities lending program, and effects the investment of cash collateral received in connection with loaned securities, all as specified in the Securities Lending Agency Agreement and within the parameters established under the Trust’s securities lending program. BBH is authorized to lend Fund securities only to such borrowers as have been approved by the Trust.

As of March 31, 2019, the dollar amounts of gross and net income from securities lending activities received and the related fees and/or compensation paid by each Fund were as follows:

	Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from the Revenue Split	Fees Paid to Krane for Securities Lending-Related Services	Fees Paid for Cash Collateral Management Services (Including Fees Deducted from the Cash Collateral Reinvestment Vehicle)	Borrower Rebates	Aggregate Fees/ Compensation for Securities Lending Activities	Net Income from Securities Lending Activities
KraneShares CSI China Internet ETF	$12,745,956	$2,477,903	$985,825	$356,443	$1,390,600	$2,477,903	$9,911,610
KraneShares Electric Vehicles and Future Mobility Index ETF	$34,420	$6,723	$2,665	$804	$2,759	$6,723	$26,893
KraneShares Emerging Markets Consumer Technology Index ETF	$14,853	$2,832	$1,116	$694	$5,392	$2,832	$11,327
KraneShares MSCI All China Health Care Index ETF	$498	$95	$21	$21	$210	$95	$382

DISTRIBUTOR AND DISTRIBUTION ARRANGEMENTS

SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, serves as Distributor for the Trust. The principal address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Distributor has entered into an Amended and Restated Distribution Agreement with the Trust dated July 9, 2014, (the “Distribution Agreement”) pursuant to which it distributes shares of the Funds. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in the Prospectus and below in the “Creation and Redemption of Creation Units” section. Shares in less than Creation Units are not distributed by the Distributor. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with Krane, the sub-adviser, or any national securities exchange.

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The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by a vote of a majority of the independent Trustees; (ii) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund; or (iii) on at least thirty (30) days’ prior written notice to the other party. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers also may be Authorized Participants (as defined below) or DTC Participants (as defined below).

Distribution Plan. Each Fund has adopted a Distribution Plan applicable to the Fund’s shares. Under the Distribution Plan, the Distributor, or designated service providers, may receive up to 0.25% of a Fund’s assets attributable to shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers, fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of a Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur. The plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred.

No distribution fees are currently charged to the Funds and there are currently no plans to impose these fees. The Plan was adopted in order to permit the implementation of each Fund’s method of distribution. In the event that 12b-1 fees are charged in the future, because a Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment in a Fund.

The Plan will remain in effect for a period of one year and is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of those Independent Trustees who have no direct or indirect financial interest in the Plan (“Rule 12b-1 Trustees”). The Plan may not be amended to increase materially the amount of fees that may be paid by a Fund under the Plan unless such amendment is approved by a 1940 Act majority vote of the outstanding shares and by a Fund’s Trustees in the manner described above. The Plan is terminable with respect to a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares.

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Intermediary Compensation. Krane, a sub-adviser and/or their affiliates, out of their own resources and not out of a Fund’s assets (i.e., without additional cost to a Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”), to the extent permitted by applicable law, for certain activities related to a Fund, including marketing and education support and the sale of a Fund’s shares. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by a Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of a Fund’s Prospectus and they do not change the price paid by investors for the purchase of a Fund’s shares or the amount received by a shareholder as proceeds from the redemption of shares of a Fund.

Such compensation may be paid to Intermediaries that provide services to a Fund, including marketing and education support (such as through conferences, webinars and printed communications). Such compensation may also be paid to Intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs. Krane periodically assesses the advisability of continuing to make these payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend a Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by Krane, a sub-adviser and/or their affiliates to an Intermediary may create an incentive for the Intermediary to encourage customers to buy shares of a Fund.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

All shares of a Fund that have commenced operations are held of record in the name of the DTC or its nominee, Cede & Co. The Trust does not have information concerning the ownership of shares held by DTC Participants or their beneficial shareholders, but as of March 31, 2019, the name, address and percentage ownership of each owner of record of 5% or more of the outstanding shares of a Fund based on 13F filings is set forth in the table below:

	Fund	Participant Name and Address	Percentage of Ownership
KBOT	KraneShares Asia Robotics and Artificial Intelligence Index ETF	N/A	N/A
KBA	KraneShares Bosera MSCI China A Share ETF	New Jersey Division of Investments 50 W State St #9 Trenton, NJ 08608	7.18%
		Morgan Stanley 1585 Broadway New York, NY 10036	6.52%
KCCB	KraneShares CCBS China Corporate High Yield Bond USD Index ETF	Krane Funds Advisors, LLC 1270 Avenue of the Americas New York, NY 10020	47.1%
		Jane Street Group LLC 250 Vesey Street New York, New York 10281	21.50%
KFYP	KraneShares CICC China Leaders 100 Index ETF	Jane Street Group LLC 250 Vesey Street New York, New York 10281	9.79%
KWEB	KraneShares CSI China Internet ETF	Morgan Stanley 1585 Broadway New York, NY 10036	9.06%
		BNP Paribas 787 Seventh Avenue New York, NY 10019	5.45%
		Clal Insurance Enterprise 36 Raul Walenberg Street Tel Aviv, 66184 - Israel	5.21%
KBND	KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF	N/A	N/A
KCNY	KraneShares E Fund China Commercial Paper ETF	N/A	N/A
KARS	KraneShares Electric Vehicles and Future Mobility Index ETF	Krane Funds Advisors, LLC 1270 Avenue of the Americas New York, NY 10020	73.5%
KEMQ	KraneShares Emerging Markets Consumer Technology Index ETF	Krane Funds Advisors, LLC 1270 Avenue of the Americas New York, NY 10020	50.5%
		Susquehanna International Group LLP 401 City Ave Bala Cynwyd, PA 19004 - USA	7.22%
		Cornerstone Wealth Group, LLC 13358 Manchester Rd Des Peres, MO 63131	5.09%
KMED	KraneShares Emerging Markets Healthcare Index ETF	Jane Street Group LLC 250 Vesey Street New York, New York 10281	100%
KBUY	KraneShares MSCI All China Consumer Discretionary Index ETF	N/A	N/A
KSTP	KraneShares MSCI All China Consumer Staples Index ETF	N/A	N/A
KURE	KraneShares MSCI All China Health Care Index ETF	Danske Bank A/S Televisiokatu 1 00075 DANSKE BANK Helsinki	32.56%
		Jane Street Group LLC 250 Vesey Street New York, New York 10281	15.46%
		Flow Traders US, LLC 1114 Avenue of the Americas New York, NY 10036	9.76%
		Raymond James Financial 880 Carillon Parkway Saint Petersburg, FL 33716	5.65%
KALL	KraneShares MSCI All China Index ETF	Krane Funds Advisors, LLC 1270 Avenue of the Americas New York, NY 10020	66.5%
		Jane Street Group LLC 250 Vesey Street New York, New York 10281	11.46%
KBAH	KraneShares MSCI China A Hedged Index ETF	N/A	N/A
KGRN	KraneShares MSCI China Environment Index ETF	Krane Funds Advisors, LLC 1270 Avenue of the Americas New York, NY 10020	41.9%
		Jane Street Group LLC 250 Vesey Street New York, New York 10281	10.33%
		UBS AG 1285 Avenue of the Americas New York, NY 10019	8.04%
KEMX	KraneShares MSCI Emerging Markets ex China Index ETF	N/A	N/A
OBOR	KraneShares MSCI One Belt One Road Index ETF	Krane Funds Advisors, LLC 1270 Avenue of the Americas New York, NY 10020	34.5%

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The KraneShares Asia Robotics and Artificial Intelligence Index ETF, KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF, KraneShares MSCI All China Consumer Discretionary Index ETF, KraneShares MSCI All China Consumer Staples Index ETF, KraneShares MSCI China A Hedged Index ETF and KraneShares MSCI Emerging Markets ex China Index ETF had not yet commenced operations as of March 31, 2019, and, therefore, there were no public shareholders of those Funds as of that date. Krane will own the initial shares issued by each such Fund and can thus approve any matter requiring shareholder approval.

A person owning 25% or more of the voting securities of a Fund is termed a “Control Person” of the Fund. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a Control Person may have effective voting control over a Fund, and large redemptions by a Control Person could cause a Fund's other shareholders to pay a higher pro rata portion of the Fund's expenses.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The shares of a Fund are listed and traded on the Exchange identified on the cover of this SAI at prices that may differ from a Fund’s NAV. There can be no assurance that the Exchange requirements necessary to maintain the listing of the shares of a Fund will continue to be met. The Exchange may, but is not required to, remove the shares of a Fund from listing if, among other matters: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than fifty (50) Beneficial Owners (as that term is defined below) of the shares of a Fund for thirty (30) or more consecutive trading days; (ii) the value of the underlying index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of a Fund from listing and trading upon termination of a Fund.

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Trading prices of Shares on the Exchange may differ from a Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares. To provide additional information regarding the indicative value of Shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, an updated IIV for Shares as calculated by an information provider or market data vendor. The Funds are not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs. The IIV should not be viewed as a “real-time” update of a Fund’s NAV because the IIV may not be calculated in the same manner as the NAV, which is computed only once a day, typically at the end of the business day. The calculation of the IIV is based on the basket of Deposit Securities, if any, and either a designated amount of U.S. cash or other instruments with a readily ascertainable market value, where such cash or other investments represent a Fund’s portfolio holdings that cannot be transacted in kind. The IIV may not represent the best possible valuation of a Fund’s portfolio because the basket of Deposit Securities does not necessarily reflect the precise composition of the current Fund portfolio at a particular point in time and does not include a reduction for the fees, operating expenses, or transaction costs incurred by the Fund. In addition, to the extent that the performance of the cash or other instruments varies from the performance of the portfolio holdings represented, the IIV is likely to vary from a Fund’s actual NAV.

As in the case of other stocks traded on the Exchange, broker’s commissions on purchases or sales of shares in market transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

BOOK ENTRY ONLY SYSTEM

The information below supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information.”

The Depository Trust Company (“DTC”) acts as securities depository for the Funds’ shares. Shares of the Fund are represented by securities registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, the DTC.

The DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own the DTC. More specifically, the DTC is owned by a number of its DTC Participants and by the Exchange, and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by the DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.

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Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and the DTC, the DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of a Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to the DTC or its nominee, Cede & Co., as the registered holder of all shares. The DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of a Fund as shown on the records of the DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between the DTC and DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

The DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for the DTC to perform its functions at a comparable cost.

BROKERAGE TRANSACTIONS

Krane or, as applicable, a Fund sub-adviser assumes general supervision over placing orders on behalf of a Fund for the purchase and sale of portfolio securities.

Although Krane or, as applicable, a Fund sub-adviser strives to obtain the best net price under prevailing circumstances surrounding each trade, the determinative factor is whether a transaction represents the best overall execution for a Fund and not whether the lowest possible transaction cost is obtained. Krane and any sub-adviser consider the full range and quality of a broker-dealer’s servicing in selecting the broker to meet best execution obligations, and may not pay the lowest transaction cost available. Krane or the sub-adviser review trading to ensure best execution, operational performance, and reasonable commission rates. Order flow may go through traditional broker-dealers, but may also be executed on an Electronic Communication Network, Alternative Trading System or other execution system.

As discussed in the Prospectus and this SAI, Chinese regulations and market practice limit the PRC Dealers and/or Brokers that may be available to trade with a Fund. Where multiple broker-dealers are available to execute portfolio transactions, in selecting the brokers or dealers for any transaction in portfolio securities, Krane or a sub-adviser’s policy is to make such selection based on factors deemed relevant, which may include the breadth of the market in the security; the price of the security; the reasonableness of the commission or mark-up or mark-down, if any; execution capability; settlement capability; back office efficiency; and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid or spreads is evaluated by Krane or a sub-adviser generally based upon its knowledge of available information as to the general level of commissions paid or spreads by other institutional investors for comparable services. Brokers or dealers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. Krane or a sub-adviser may also consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions.

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When one or more broker-dealers is believed capable of providing the best combination of price and execution, a broker-dealer need not be selected based solely on the lowest commission rate available for a particular transaction. In such cases, Krane or a sub-adviser may pay a higher commission than otherwise obtainable from other brokers in return for brokerage research services provided to Krane or a sub-adviser consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”). Section 28(e) provides that Krane or a sub-adviser may cause a Fund to pay a broker-dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged as long as Krane or the sub-adviser makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. To the extent Krane or a sub-adviser obtains brokerage and research services that it otherwise would acquire at its own expense, Krane or a sub-adviser may have incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.

The types of products and services that Krane or the sub-adviser may obtain from broker-dealers through such arrangements may include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Krane or a sub-adviser may use products and services provided by brokers in servicing all of its client accounts and not all such products and services may necessarily be used in connection with the account that paid commissions to the broker-dealer providing such products and services. Any advisory or other fees paid to Krane or a sub-adviser are not reduced as a result of the receipt of brokerage and research services.

In some cases, Krane or a sub-adviser may receive a product or service from a broker that has both a “research” and a “non-research” use. When this occurs, Krane or the sub-adviser will make a good faith allocation between the research and non-research uses of the product or service. The percentage of the service that is used for research purposes may be paid for with brokerage commissions, while Krane or the sub-adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, Krane or the sub-adviser faces a potential conflict of interest, but Krane or the sub-adviser believes that its allocation procedures are reasonably designed to appropriately allocate the anticipated use of such products and services to research and non-research uses.

The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act. An affiliated broker-dealer will receive compensation from a Fund in connection with the Fund’s portfolio investment transactions conducted through them. This arrangement may present actual or perceived conflicts of interest, but the 1940 Act permits commissions to be paid by a fund to an “affiliated broker or dealer” if such commissions do not exceed the usual and customary broker’s commission. Accordingly, the Funds have adopted compliance policies and procedures to permits such trades so long as, among other matters, the commissions paid to an affiliated broker-dealer are, in the judgment of the Krane or the subadviser (if applicable), reasonable and fair as compared to the commissions charged by other brokers in connection with comparable transactions involving similar securities.

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An affiliated broker-dealer may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of a Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on a Fund’s performance. Such transactions for an affiliated broker-dealers other client accounts will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. As a result, the affiliated broker-dealer may compete with the Fund for appropriate investment opportunities.

Brokerage Commissions

Aggregate brokerage commissions paid by each of the following operational Funds on portfolio transactions for the fiscal periods shown are set forth in the table below:

	Fiscal Period Ended March 31, 2019	Fiscal Period Ended March 31, 2018	Fiscal Period Ended March 31, 2017
KraneShares Bosera MSCI China A Share ETF	$921,254	$40,713	$68,600
KraneShares CCBS China Corporate High Yield Bond USD Index ETF	$0^	N/A	N/A
KraneShares CICC China Leaders 100 Index ETF (formerly, KraneShares Zacks New China ETF)	$12,443	$17,454	$0
KraneShares CSI China Internet ETF	$3,064,844	$406,395	$14,792
KraneShares E Fund China Commercial Paper ETF	$3,997	$1,980	$712
KraneShares Electric Vehicles and Future Mobility Index ETF	$50,154	$17,722*	N/A
KraneShares Emerging Markets Consumer Technology Index ETF	$113,576	$11,502**	N/A
KraneShares Emerging Markets Healthcare Index ETF	$8,791^^	N/A	N/A
KraneShares MSCI All China Health Care Index ETF	$76,790	$4,267***	N/A
KraneShares MSCI All China Index ETF	$6,049	$197	$0
KraneShares MSCI China Environment Index ETF	$13,373	$3,320****	N/A
KraneShares MSCI One Belt One Road Index ETF	$60,352	$28,415*****	N/A

*For the fiscal period starting from the KraneShares Electric Vehicles and Future Mobility Index ETF’s inception, January 18, 2018, to March 31, 2018.

**For the fiscal period starting from the KraneShares Emerging Markets Consumer Technology Index ETF’s inception, October 11, 2017, to March 31, 2018.

***For the fiscal period starting from the KraneShares MSCI All China Health Care Index ETF’s inception, January 31, 2018, to March 31, 2018.

****For the fiscal period starting from the KraneShares MSCI China Environment Index ETF’s inception, October 12, 2017, to March 31, 2018.

***** For the fiscal period starting from the KraneShares MSCI One Belt One Road Index ETF’s inception, September 7, 2017, to March 31, 2018.

^ For the fiscal period starting from the KraneShares CCBS China Corporate High Yield Bond USD Index ETF’s inception, June 26, 2018, to March 31, 2019.

^^ For the fiscal period starting from the KraneShares Emerging Markets Healthcare Index ETF’s inception, August 29, 2018, to March 31, 2019.

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Because each of the KraneShares Asia Robotics and Artificial Intelligence Index ETF, KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF, KraneShares MSCI All China Consumer Discretionary Index ETF, KraneShares MSCI All China Consumer Staples Index ETF, KraneShares MSCI China A Hedged Index ETF and KraneShares MSCI Emerging Markets ex China Index ETF had not commenced operations prior to the end of the fiscal year ended March 31, 2019, those Funds did not pay any brokerage commissions during the three prior fiscal years.

Directed Brokerage

For the fiscal year/period ended March 31, 2019, the Funds paid the following in commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to Krane or the sub-adviser:

Fund	Brokerage Commissions for Research Services	Transactions Involving Brokerage Commissions for Research Services
KraneShares Bosera MSCI China A Share ETF	$0	$0
KraneShares CCBS China Corporate High Yield Bond USD Index ETF	$0	$0
KraneShares CICC China Leaders 100 Index ETF (formerly, KraneShares Zacks New China ETF)	$[…]	$[…]
KraneShares CSI China Internet ETF	$ […]	$[…]
KraneShares E Fund China Commercial Paper ETF	$0	$0
KraneShares Electric Vehicles and Future Mobility Index ETF	$[…]	$[…]
KraneShares Emerging Markets Consumer Technology Index ETF	$[…]	$[…]
KraneShares Emerging Markets Healthcare Index ETF	$[…]	$[…]
KraneShares MSCI All China Health Care Index ETF	$[…]	$[…]
KraneShares MSCI All China Index ETF	$[…]	$[…]
KraneShares MSCI China Environment Index ETF	$[…]	$[…]
KraneShares MSCI One Belt One Road Index ETF	$[…]	$[…]

Because each of the KraneShares Asia Robotics and Artificial Intelligence Index ETF, KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF, KraneShares MSCI All China Consumer Discretionary Index ETF, KraneShares MSCI All China Consumer Staples Index ETF, KraneShares MSCI China A Hedged Index ETF, and KraneShares MSCI Emerging Markets ex China Index ETF had not commenced operations prior to the end of the fiscal year ended March 31, 2019, those Funds did not pay any brokerage commissions pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to Krane or the sub-adviser during the prior fiscal year.

 69

Affiliated Brokers

Of the aggregate brokerage commissions paid by each of the following operational Funds on portfolio transactions for the fiscal periods shown, below are the commissions paid by the Funds to a broker that is an affiliated person of the Fund:

	Fiscal Period Ended March 31, 2019	Fiscal Period Ended March 31, 2018	Fiscal Period Ended March 31, 2017
KraneShares Bosera MSCI China A Share ETF	$119,907.65	$0	$0
KraneShares CCBS China Corporate High Yield Bond USD Index ETF	$0^	N/A	N/A
KraneShares CICC China Leaders 100 Index ETF (formerly, KraneShares Zacks New China ETF)	$0	$0	$0
KraneShares CSI China Internet ETF	$0	$0	$0**
KraneShares E Fund China Commercial Paper ETF	$0	$0	$0
KraneShares Electric Vehicles and Future Mobility Index ETF	$0	$0***	N/A
KraneShares Emerging Markets Consumer Technology Index ETF	$0	$0****	N/A
KraneShares Emerging Markets Healthcare Index ETF	$0	N/A	N/A
KraneShares MSCI All China Health Care Index ETF	$0	$0*****	N/A
KraneShares MSCI All China Index ETF	$0	$0	$0
KraneShares MSCI China Environment Index ETF	$0	$0******	N/A
KraneShares MSCI One Belt One Road Index ETF	$0	$0*******	N/A

*Bosera, the KraneShares Bosera MSCI China A Share ETF’s subadviser, executed trades for the Fund during the operating period through a broker-dealer affiliated with Krane’s ultimate majority owner. Krane does not influence the broker-dealers selected by the Fund’s subadviser to execute trades. For the fiscal year ended March 31, 2019, approximately 13% of the Fund’s brokerage commissions were paid to such broker-dealer for transactions that, in the aggregate, represented approximately 14% of the Fund’s total dollar amount of transactions involving the payment of commissions.

**During the fiscal year ended March 31, 2017, the KraneShares CSI China Internet ETF paid approximately $40,000 in commissions to an affiliate of China International Capital Corporation (USA) Holdings Inc., which subsequently purchased a controlling interest in Krane.

*** For the fiscal period starting from the KraneShares Electric Vehicles and Future Mobility Index ETF’s inception, January 18, 2018, to March 31, 2018.

****For the fiscal period starting from the KraneShares Emerging Markets Consumer Technology Index ETF’s inception, October 11, 2017, to March 31, 2018.

*****For the fiscal period starting from the KraneShares MSCI All China Health Care Index ETF’s inception, January 31, 2018, to March 31, 2018.

******For the fiscal period starting from the KraneShares MSCI China Environment Index ETF’s inception, October 12, 2017, to March 31, 2018.

******* For the fiscal period starting from the KraneShares MSCI One Belt One Road Index ETF’s inception, September 7, 2017, to March 31, 2018.

^ For the fiscal period starting from the KraneShares CCBS China Corporate High Yield Bond USD Index ETF’s inception, June 26, 2018, to March 31, 2019.

^^ For the fiscal period starting from the KraneShares Emerging Markets Healthcare Index ETF’s inception, August 29, 2018, to March 31, 2019.

 70

Because each of the KraneShares Asia Robotics and Artificial Intelligence Index ETF, KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF, KraneShares MSCI All China Consumer Discretionary Index ETF, KraneShares MSCI All China Consumer Staples Index ETF, KraneShares MSCI China A Hedged Index ETF and KraneShares MSCI Emerging Markets ex China Index ETF had not commenced operations prior to the end of the fiscal year ended March 31, 2019, those Funds did not pay any brokerage commissions to any affiliated brokers during the three prior fiscal years.

Regular Broker-Dealers

Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which a Fund may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of a Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from a Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of a Fund; or (iii) sold the largest dollar amounts of a Fund’s shares. Such information is set out in the table below:

Ownership as of March 31, 2019
KraneShares Bosera MSCI China A Share ETF	None
KraneShares CCBS China Corporate High Yield Bond USD Index ETF	None
KraneShares CICC China Leaders 100 Index ETF (formerly, KraneShares Zacks New China ETF)	None
KraneShares CSI China Internet ETF	None
KraneShares E Fund China Commercial Paper ETF	None
KraneShares Electric Vehicles and Future Mobility Index ETF	None
KraneShares Emerging Markets Consumer Technology Index ETF	None
KraneShares Emerging Markets Healthcare Index ETF	None
KraneShares MSCI All China Health Care Index ETF	None
KraneShares MSCI All China Index ETF	None
KraneShares MSCI China Environment Index ETF	None
KraneShares MSCI One Belt One Road Index ETF	None

Because each of the KraneShares Asia Robotics and Artificial Intelligence Index ETF, KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF, KraneShares MSCI All China Consumer Discretionary Index ETF, KraneShares MSCI All China Consumer Staples Index ETF, KraneShares MSCI China A Hedged Index ETF and KraneShares MSCI Emerging Markets ex China Index ETF had not commenced operations prior to the end of the fiscal year ended March 31, 2019, those Funds did not own any securities of their “regular broker-dealers” as of that time.

Portfolio Turnover

Portfolio turnover may vary from year to year, as well as within a year, and generally relates to changes in the underlying index. High turnover rates are likely to result in comparatively greater brokerage expenses or dealer mark-ups and other transaction costs. The overall reasonableness of brokerage commissions is evaluated by Krane or the sub-adviser based upon their knowledge of available information as to the general level of commissions and spreads paid or incurred by the other institutional investors for comparable services.

 71

During the three prior fiscal years/periods, the Funds’ portfolio turnover rates were as follows:

	Fiscal Period Ended March 31, 2019	Fiscal Period Ended March 31, 2018	Fiscal Period Ended March 31, 2017
KraneShares Bosera MSCI China A Share ETF	106%	52%	95%
KraneShares CCBS China Corporate High Yield Bond USD Index ETF	38%^	N/A	N/A
KraneShares CICC China Leaders 100 Index ETF (formerly, KraneShares Zacks New China ETF)	181%	105%	86%
KraneShares CSI China Internet ETF	70%	29%	35%
KraneShares E Fund China Commercial Paper ETF	0%	0%	0%
KraneShares Electric Vehicles and Future Mobility Index ETF	74%	18%*	N/A
KraneShares Emerging Markets Consumer Technology Index ETF	119%	0%**	N/A
KraneShares Emerging Markets Healthcare Index ETF	57%^^	N/A	N/A
KraneShares MSCI All China Health Care Index ETF	71%	0%***	N/A
KraneShares MSCI All China Index ETF	62%	3%	25%
KraneShares MSCI China Environment Index ETF	147%	36%****	N/A
KraneShares MSCI One Belt One Road Index ETF	72%	1%*****	N/A

*For the fiscal period starting from the KraneShares Electric Vehicles and Future Mobility Index ETF’s inception, January 18, 2018, to March 31, 2018.

**For the fiscal period starting from the KraneShares Emerging Markets Consumer Technology Index ETF’s inception, October 11, 2017, to March 31, 2018.

***For the fiscal period starting from the KraneShares MSCI All China Health Care Index ETF’s inception, January 31, 2018, to March 31, 2018.

****For the fiscal period starting from the KraneShares MSCI China Environment Index ETF’s inception, October 12, 2017, to March 31, 2018.

***** For the fiscal period starting from the KraneShares MSCI One Belt One Road Index ETF’s inception, September 7, 2017, to March 31, 2018.

^ For the fiscal period starting from the KraneShares CCBS China Corporate High Yield Bond USD Index ETF’s inception, June 26, 2018, to March 31, 2019.

^^ For the fiscal period starting from the KraneShares Emerging Markets Healthcare Index ETF’s inception, August 29, 2018, to March 31, 2019.

The portfolio turnover rate for KraneShares Bosera MSCI China A Share ETF and KraneShares CICC China Leaders 100 Index ETF increased significantly during the fiscal period ended March 31, 2019 due to changes in the Funds’ Underlying Indexes.

Because each of the KraneShares Asia Robotics and Artificial Intelligence Index ETF, KraneShares CCBS China Corporate High Yield Bond USD Index ETF, KraneShares MSCI All China Consumer Discretionary Index ETF, KraneShares MSCI All China Consumer Staples Index ETF, KraneShares MSCI China A Hedged Index ETF and KraneShares MSCI Emerging Markets ex China Index ETF had not commenced operations prior to the end of the fiscal year ended March 31, 2019, those Funds do not have portfolio turnover information for the prior fiscal year to report.

 72

CREATION AND REDEMPTION OF CREATION UNITS

Except as otherwise noted below, the following applies to any Fund covered by this SAI:

General

The Trust issues and redeems shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load but subject to the transaction fees described below, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. A “Business Day”, as used herein, is any day on which the New York Stock Exchange (“NYSE”) is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Currently, the number of shares that constitutes a Creation Unit is 50,000 shares (except for the KraneShares MSCI Emerging Markets ex China Index ETF, whose Creation Units consist of 100,000 shares). The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make changes in the number of shares constituting a Creation Unit, including in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Creation Units may be purchased and redeemed only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including those set forth below, the Authorized Participant Agreement and the handbook governing the Authorized Participants. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant to purchase or redeem Creation Units. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement with the Distributor and that Creation Unit orders may have to be placed by the investor’s broker through an Authorized Participant. As a result, orders placed through an Authorized Participant may result in additional charges to such investor. A list of current Authorized Participants may be obtained from the Distributor.

Investors who are not Authorized Participants may purchase and sell shares of the Fund on the secondary market.

Because the portfolio securities of the Fund may trade on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Purchases of Creation Units

The consideration for the purchase of Creation Units of the Fund consists of an in-kind deposit of a designated portfolio of securities (or cash for all or any portion of such securities (“Deposit Cash”) (collectively, the “Deposit Securities”) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Deposit Securities. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit.”

The Custodian or the Administrator makes available through the National Securities Clearing Corporation (“NSCC”) on each Business Day, prior to the opening of regular trading on the Exchange, the list of names and the required number of shares of each Deposit Security and Deposit Cash, as applicable, and the estimated amount of the Cash Component to be included in the current Fund Deposit. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced Fund Deposit is made available. The means by which the Deposit Securities and Cash Component are to be delivered by the Authorized Participant to the Fund are set forth in the Authorized Participant Agreement and the handbook governing the Authorized Participants, except to the extent the Distributor and the Authorized Participant otherwise agree. Fund shares will be settled through the DTC system.

 73

The identity and number of shares of the Deposit Securities change pursuant to, among other matters, changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Fund’s Underlying Index.

The Trust reserves the right to permit or require the substitution of an amount of cash to replace any Deposit Security: (i) if, on a given Business Day, the Fund announces before the open of trading that all purchases on that day will be made entirely in cash; (ii) if, upon receiving a purchase order from an Authorized Participant, the Fund determines to require the purchase to be made entirely in cash; (iii) if, on a given Business Day, the Fund requires all Authorized Participants purchasing shares on that day to deposit cash in lieu of some or all of the Deposit Securities solely because: (a) such instruments are not eligible for transfer through either the NSCC or DTC systems; or (b) such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (iv) if the Fund permits an Authorized Participant to deposit cash in lieu of some or all of the Deposit Securities solely because: (a) such instruments are not available in sufficient quantity; or (b) such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting (together, “custom orders”).

The Trust also reserves the right to include or remove Deposit Securities from the Fund Deposit for one or more of the following reasons: (i) in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (ii) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots; (iii) TBA Transactions, short positions and other positions that cannot be transferred in-kind, including instruments that can be transferred in-kind only with the consent of the original counterparty; (iv) to the extent the Fund determines, on a given Business Day, to use a representative sampling of the Fund’s portfolio; or (v) for temporary periods, to effect changes in the Fund’s portfolio as a result of the rebalancing of its Underlying Index.

Cash purchases of Creation Units will be effected in essentially the same manner as in-kind purchases. The Authorized Participant will pay the cash equivalent of the Deposit Securities as Deposit Cash plus or minus the same Cash Component.

Krane or the sub-adviser, as applicable, on behalf of the Fund, will convert subscriptions that are made in whole or in part in cash into the relevant foreign currency prior to investment at the applicable exchange rate and subject to the applicable spread. Those purchasing Creation Units of the Fund bear the risk associated with changes in the currency exchange rate between the time they place their order and the time that the Fund converts any cash received into foreign investments.

Placement of Purchase Orders

To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order in proper form to purchase shares of the Fund generally between 4:15 p.m. and 5:00 p.m. Eastern Time. Authorized Participants may also submit to the Distributor an irrevocable order in proper form to purchase shares of the Fund generally anytime on a Business Day, except from 4:00 p.m. to 4:15 Eastern Time, but orders submitted on a Business Day before 4:00 p.m. Eastern Time will normally be charged the maximum transaction fees and Authorized Participants are encouraged to submit orders generally between 4:15 p.m. and 5:00 p.m. Eastern Time. For a purchase order to be processed based on the NAV calculated on a particular Business Day, the purchase order must be received in proper form and accepted by the Trust prior to the time as of which the NAV is calculated (“Cutoff Time”). Investors who are not Authorized Participants and seek to place a purchase order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cutoff Time on such Business Day.

 74

The Authorized Participant Agreement and the handbook governing the Authorized Participants set forth the different methods whereby Authorized Participants can submit purchase orders. A purchase order is considered to be in “proper form” if a request in a form satisfactory to the Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the purchase order, such as, in the case of purchase orders submitted through the Distributor’s website, the completion of all required fields, and otherwise set forth in the Authorized Participant Agreement and handbook governing the Authorized Participants are properly followed.

Creation Unit orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions between the Distributor and an Authorized Participant. Orders to create shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the Fund may invest are closed may not be accepted or may be charged the maximum transaction fee. The Distributor, in its discretion, may permit the submission of orders and requests by or through an Authorized Participant via communication through the facilities of the Distributor’s proprietary website maintained for this purpose. A Purchase order, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.

Acceptance of Orders for, and Issuance of, Creation Units

All questions as to whether an order has been submitted in proper form and the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

The Fund reserves the absolute right to reject or revoke acceptance of a creation order, including if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of a Fund Deposit would, in the discretion of the Fund or Krane, have an adverse effect on the Fund or the rights of Beneficial Owners; or (vii) circumstances outside the control of the Fund, the Distributor and Krane make it impracticable to process purchase orders. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of the rejection or revocation of acceptance of such order. The Fund, the Custodian, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Except as provided in the following paragraph, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component, Deposit Cash and creation transaction fees have been completed. In this regard, the Custodian will require, prior to the issuance of a Creation Unit, that the sub-custodian confirm to the Custodian that the Deposit Securities have been delivered to the account of the Fund at the sub-custodian(s). If the Fund does not receive the foregoing by the time specified herein the Creation Unit may not be delivered or the purchase order may ultimately be rejected.

The Fund may issue Creation Units to an Authorized Participant, notwithstanding the fact that all Deposit Securities have not been received, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value of up to 115% of the value of the missing Deposit Securities. The only collateral that is acceptable is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time on the contractual settlement date of the Creation Unit(s). The Fund may buy the missing Deposit Securities at any time, and the Authorized Participant will be liable for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral. In addition, the cash collateral may be invested at the risk of the Authorized Participant, and any income on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor.

 75

In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.

Once the Fund has accepted a purchase order, upon the next determination of the NAV of the shares, the Fund may confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order. Creation Units typically are settled on a “T+2 basis” (i.e., two Business Days after trade date), subject to certain exceptions. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+2, including in order to accommodate non-U.S. market holiday schedules, closures and settlement cycles, and to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates.

Creation Transaction Fees

A standard creation transaction fee is imposed to offset transfer and other costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day.

The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses. Authorized Participants will also bear the costs of transferring the Deposit Securities, including any stamp duty or other similar fees and expenses. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The standard creation transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:

FUND	STANDARD TRANSACTION FEE	MAXIMUM VARIABLE TRANSACTION FEE*
KraneShares Asia Robotics and Artificial Intelligence Index ETF	$1,000	2.00%
KraneShares Bosera MSCI China A Share ETF	$5,800	2.00%
KraneShares CCBS China Corporate High Yield Bond USD Index ETF	$1,000	2.00%
KraneShares CICC China Leaders 100 Index ETF (formerly, KraneShares Zacks New China ETF)	$2,500	2.00%
KraneShares CSI China Internet ETF	$500	2.00%
KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF	$2,000	2.00%
KraneShares E Fund China Commercial Paper ETF	$1,000	2.00%
KraneShares Electric Vehicles and Future Mobility Index ETF	$1,100	2.00%
KraneShares Emerging Markets Consumer Technology Index ETF	$1,500	2.00%
KraneShares Emerging Markets Healthcare Index ETF	$2,800	2.00%
KraneShares MSCI All China Consumer Discretionary Index ETF	$1,800	2.00%
KraneShares MSCI All China Consumer Staples Index ETF	$900	2.00%
KraneShares MSCI All China Healthcare Index ETF	$1,320	2.00%
KraneShares MSCI All China Index ETF	$2,500	2.00%
KraneShares MSCI China A Hedged Index ETF	$250	2.00%
KraneShares MSCI China Environment Index ETF	$750	2.00%
KraneShares MSCI Emerging Markets ex China Index ETF	$17,500	2.00%
KraneShares MSCI One Belt One Road Index ETF	$3,900	2.00%

* As a percentage of the Creation Unit(s) purchased.

 76

The Adviser may adjust the transactions fees from time to time based on actual experience.

Redemptions of Creation Units

The consideration paid by the Fund for the redemption of Creation Units consists of an in-kind basket of a designated portfolio of securities (or cash for all or any portion of such securities (“Redemption Cash”)) (collectively, the “Fund Securities”) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Fund Securities. Together, the Fund Securities and the Cash Component constitute the “Fund Redemption.”

The Custodian or the Administrator makes available through NSCC on each Business Day, prior to the opening of regular trading on the Exchange, the list of names and the number of shares of each Fund Security and Redemption Cash, as applicable, and the estimated amount of the Cash Component to be included in the current Fund Redemption. Such Fund Redemption is applicable, subject to any adjustments as described below, for redemptions of Creation Units of the Fund until such time as the next-announced Fund Redemption is made available. The delivery of Fund shares will be settled through the DTC system. The means by which the Fund Securities and Cash Component are to be delivered to the Authorized Participant by the Fund are set forth in the Authorized Participant Agreement and the handbook governing the Authorized Participants, except to the extent the Distributor and the Authorized Participant otherwise agree.

The identity and number of shares of the Fund Securities change pursuant to, among other matters, changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time. The composition of the Fund Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Fund’s Underlying Index and may not be the same as the Deposit Securities.

The Trust reserves the right to permit or require the substitution of an amount of cash to replace any Redemption Security: (i) if, on a given Business Day, the Fund announces before the open of trading that all redemptions on that day will be made entirely in cash; (ii) if, upon receiving a redemption order from an Authorized Participant, the Fund determines to require the redemption to be made entirely in cash; (iii) if, on a given Business Day, the Fund requires all Authorized Participants redeeming shares on that day to receive cash in lieu of some or all of the Fund Securities solely because: (a) such instruments are not eligible for transfer through either the NSCC or DTC systems; or (b) such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (iv) if the Fund permits an Authorized Participant to receive cash in lieu of some or all of the Fund Securities solely because: (a) such instruments are not eligible for trading by an Authorized Participant or the redeemer on whose behalf the Authorized Participant is acting; or (b) a shareholder would be subject to unfavorable income tax treatment if the shareholder receives redemption proceeds in kind (together, “custom orders”).

 77

The Trust also reserves the right to include or remove Fund Securities from the Fund Redemption for one or more of the following reasons: (i) in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (ii) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots; (iii) TBA Transactions, short positions and other positions that cannot be transferred in-kind, including instruments that can be transferred in-kind only with the consent of the original counterparty; (iv) to the extent the Fund determines, on a given Business Day, to use a representative sampling of the Fund’s portfolio; or (v) for temporary periods, to effect changes in the Fund’s portfolio as a result of the rebalancing of its Underlying Index.

Cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions. The Authorized Participant will receive the cash equivalent of the Fund Securities as Redemption Cash plus or minus the same Cash Component.

Krane or the sub-adviser, as applicable, on behalf of the Fund, will sell investments denominated in foreign currencies and convert such proceeds into U.S. Dollars at the applicable exchange rate and subject to the applicable spread for redemptions that are made in whole or in part for cash. Those redeeming Creation Units of the Fund bear the risk associated with changes in the currency exchange rate between the time they place their order and the time that the Fund converts any investments into U.S. Dollars.

Placement of Redemption Orders

To initiate a redemption order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order in proper form to redeem shares of the Fund generally between 4:15 p.m. and 5:00 p.m. Eastern Time. Authorized Participants may also submit to the Distributor an irrevocable order in proper form to redeem shares of the Fund generally anytime on a Business Day, except from 4:00 p.m. to 4:15 Eastern Time, but orders submitted on a Business Day before 4:00 p.m. Eastern Time will normally be charged the maximum transaction fees and Authorized Participants are encouraged to submit orders generally between 4:15 p.m. and 5:00 p.m. Eastern Time. For a redemption order to be processed based on the NAV calculated on a particular Business Day, the order must be received in proper form and accepted by the Trust prior to the time as of which the NAV is calculated (“Cutoff Time”). Investors who are not Authorized Participants and seek to place a redemption order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the redemption order to the Distributor by the Cutoff Time on such Business Day.

The Authorized Participant Agreement and the handbook governing the Authorized Participants set forth the different methods whereby Authorized Participants can submit redemption orders. A redemption request is considered to be in “proper form” if a request in a form satisfactory to the Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the redemption order, such as, in the case of redemption orders submitted through the Distributor’s website, the completion of all required fields, and otherwise set forth in the Authorized Participant Agreement and handbook governing the Authorized Participants are properly followed.

Creation Unit orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions between the Distributor and an Authorized Participant. Orders to redeem shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the Fund may invest are closed may be charged the maximum transaction fee. The Distributor, in its discretion, may permit the submission of orders and requests by or through an Authorized Participant via communication through the facilities of the Distributor’s proprietary website maintained for this purpose. A redemption request, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.

 78

Acceptance of Orders for, and Redemption of, Creation Units

All questions as to whether an order has been submitted in proper form and the requisite number of Fund shares and transaction fees have been delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

The Fund reserves the absolute right to reject a redemption order if the order is not in proper form. In addition, the right of redemption may be suspended or the date of payment postponed with respect to the Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the NYSE is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC. The Fund or Distributor will notify the Authorized Participant of such rejection, but the Fund, Custodian, sub-custodian and Distributor shall not be liable for any failure to give such notification.

The payment by the Fund of the Fund Securities, Redemption Cash, and Cash Component will not be issued until the transfer of the Creation Unit(s) and the applicable redemption transaction fees has been completed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities and the applicable redemption transaction fees by the required time, the redemption request may be rejected. Further, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction where Fund Securities are customarily traded and will be delivered. If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Trust may redeem shares in Redemption Cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds as Redemption Cash.

Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering a Fund Security under such laws.

Once the Fund has accepted a redemption order, upon the next determination of the NAV of the shares, the Fund may confirm the redemption of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order. Deliveries of redemption proceeds by the Fund typically are settled on a “T+2”basis” (i.e., two Business Days after trade date), but may be made up to seven days later, particularly in stressed market conditions, except as further set forth herein. The Fund reserves the right to settle redemption transactions on another basis to accommodate non-U.S. market holiday schedules (see below for further information), closures and settlement cycles, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances. The Regular Holidays section hereto identifies the expected instances, if any, where more than seven days would be needed to deliver redemption proceeds consisting of Fund Securities. Pursuant to an order of the SEC, the Trust will make delivery of redemption proceeds within the number of days stated in the Regular Holidays section to be the maximum number of days necessary to deliver redemption proceeds due to foreign holidays.

 79

In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.

Redemption Transaction Fees

A standard redemption transaction fee is imposed to offset transfer and other costs associated with the redemption of Creation Units. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day.

The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses. Authorized Participants will also bear the costs of transferring the Fund Securities, including any stamp duty or other similar fees and expenses. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The standard redemption transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:

FUND	STANDARD TRANSACTION FEE	MAXIMUM VARIABLE TRANSACTION FEE*
KraneShares Asia Robotics and Artificial Intelligence Index ETF	$1,000	2.00%
KraneShares Bosera MSCI China A Share ETF	$5,800	2.00%
KraneShares CCBS China Corporate High Yield Bond USD Index ETF	$1,000	2.00%
KraneShares CICC China Leaders 100 Index ETF (formerly, KraneShares Zacks New China ETF)	$2,500	2.00%
KraneShares CSI China Internet ETF	$500	2.00%
KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF	$2,000	2.00%
KraneShares E Fund China Commercial Paper ETF	$1,000	2.00%
KraneShares Electric Vehicles and Future Mobility Index ETF	$1,100	2.00%
KraneShares Emerging Markets Consumer Technology Index ETF	$1,500	2.00%
KraneShares Emerging Markets Healthcare Index ETF	$2,800	2.00%
KraneShares MSCI All China Consumer Discretionary Index ETF	$1,800	2.00%
KraneShares MSCI All China Consumer Staples Index ETF	$900	2.00%
KraneShares MSCI All China Healthcare Index ETF	$1,320	2.00%
KraneShares MSCI All China Index ETF	$2,500	2.00%
KraneShares MSCI China A Hedged Index ETF	$250	2.00%
KraneShares MSCI China Environment Index ETF	$750	2.00%
KraneShares MSCI Emerging Markets ex China Index ETF	$17,500	2.00%
KraneShares MSCI One Belt One Road Index ETF	$3,900	2.00%

* As a percentage of the Creation Unit(s) redeemed.

 80

The Adviser may adjust the transactions fees from time to time based on actual experience.

Taxation on Creation and Redemptions of Creation Units

An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss will generally equal the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor and any net amount of cash paid for the Creation Units. However, the U.S. Internal Revenue Service may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisers.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Regular Holidays

For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within normal settlement period. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances, but in no event longer than fourteen calendar days. The current scheduled holidays applicable to a Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Holidays may occur on different dates in subsequent years. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein.

In the calendar years 2019 and 2020, the dates of regular holidays affecting the relevant securities markets in which the Funds may invest are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

ANGOLA
January 1	March 8	April 21	November 2
February 4	April 4	May 1	November 11
March 5	April 19	September 17	December 25

ARGENTINA
January 1	April 18	June 20	October 20
March 4	April 19	July 8	November 18
March 5	May 1	July 9	December 8
March 24	May 25	August 19	December 25
April 2	June 17	October 14

 81

AUSTRALIA
January 1	April 22	August 5	December 25
January 28	April 25	October 7	November 5
April 19	May 6

AUSTRIA
January 1	May 30	August 15	December 8
January 6	June 10	October 26	December 25
April 22	June 20	November 1	December 26
May 1

AZERBAIJAN
January 1	March 21	May 28	August 12
January 2	March 22	June 5	August 13
January 21	March 25	June 6	October 18
March 8	March 26	June 17	November 11
March 20	May 9	June 26	December 31

BAHRAIN
January 1	June 9	September 1	December 16
May 1	August 12	September 9	December 17
June 5	August 13	September 10
June 6	August 14	November 10

BARBADOS
January 1	April 28	August 1	December 26
January 21	April 29	August 5
April 19	May 1	November 30
April 22	June 10	December 25

BELARUS
January 1	March 8	May 7	July 3
January 7	May 1	May 9	November 7
December 25
BELGIUM
January 1	May 30	August 15	December 25
April 22	June 10	November 1
May 1	July 21	November 11

BELIZE
January 1	April 22	September 23	December 26
March 11	May 1	October 14
April 19	May 27	November 19
April 20	September 10	December 25

BERMUDA
January 1	June 17	September 2	December 25
April 19	August 1	November 4	December 26
May 24	August 2	November 11

 82

BOTSWANA
January 1	May 1	July 15	October 1
April 19	May 30	July 16	December 25
April 22	July 1	September 20	December 26
BRAZIL
January 1	March 6	June 20	November 2
January 25	April 19	July 9	November 15
March 4	April 21	September 7	December 25
March 5	May 1	October 12

BULGARIA
January 1	April 27	May 24	December 24
March 3	April 28	September 6	December 25
March 4	May 1	September 22	December 26
April 26	May 6	September 23

CAMBODIA
January 1	May 1	June 18	October 29
January 7	May 13	September 24	November 9
February 19	May 14	September 27	November 10
March 8	May 15	September 28	November 11
April 14	May 18	September 29	November 12
April 15	May 20	September 30	November 13
April 16	May 22	October 15	December 10
April 17	June 1	October 23

CANADA
January 1	April 19	July 1	November 11
February 11	April 22	August 5	December 25
February 18	May 20	September 2	December 26
February 19	June 21	October 14

CAYMAN ISLANDS
January 1	April 19	June 10	December 25
January 28	April 22	July 1	December 26
March 6	May 20	November 11

CHILE
January 1	May 21	September 18	November 1
April 19	July 1	September 19	December 8
April 20	July 16	October 14	December 25
May 1	August 15

CHINA
January 1	February 7	June 7	October 3
February 4	February 8	September 13	October 4
February 5	April 5	October 1	October 7
February 6	May 1	October 2

 83

COLOMBIA
January 1	May 1	August 7	December 8
January 7	June 3	August 19	December 25
March 25	June 24	October 14
April 18	July 1	November 4
April 19	July 20	November 11

CONGO
January 1	January 17	June 29	December 25
January 4	May 1	June 30
January 16	May 17	August 1

COSTA RICA
January 1	April 17	July 25	October 12
April 11	April 18	August 2	December 25
April 15	April 19	August 15
April 16	May 1	September 15

CROATIA
January 1	June 20	August 15	December 26
January 6	June 22	October 8
April 22	June 25	November 1
May 1	August 5	December 25

CYPRUS
January 1	April 1	May 1	October 28
January 6	April 26	June 17	December 25
March 11	April 28	August 15	December 26
March 25	April 30	October 1

CZECH REPUBLIC
January 1	May 8	September 28	December 24
April 19	July 5	October 28	December 25
April 22	July 6	November 17	December 26
May 1

DENMARK
January 1	April 22	June 5	December 25
April 18	May 17	June 10	December 26
April 19	May 30	December 24	December 31

DOMINICAN REPUBLIC
January 1	February 27	May 26	September 24
January 7	April 19	June 20	November 6
January 21	April 21	July 28	December 25
January 25	May 1	August 16

ECUADOR
January 1	April 21	August 9	November 4
March 4	May 1	August 10	December 6
March 5	May 24	October 9	December 25
April 19	July 24	November 1

 84

EL SALVADOR
January 1	April 21	August 4	December 24
April 18	May 1	August 5	December 25
April 19	May 10	August 6	December 31
April 20	June 17	September 15

EGYPT*
January 7	May 1	July 23	September 1
January 25	June 5	August 12	October 6
April 25	June 6	August 13	November 10
April 28	June 7	August 14

FINLAND
January 1	April 22	December 6	December 25
January 6	May 1	December 24	December 26
April 19	May 30

FRANCE
January 1	May 8	July 14	November 11
April 22	May 30	August 15	December 25
May 1	June 10	November 1	December 26

GABON
January 1	May 30	August 15	December 25
April 17	June 4	August 16
April 22	June 10	August 17
May 1	August 11	November 1

GEORGIA
January 1	March 8	April 29	October 14
January 2	April 9	May 8	November 23
January 7	April 26	May 9
January 19	April 27	May 26
March 3	April 28	August 28

GERMANY
January 1	May 1	June 10	December 25
April 9	May 30	October 3	December 26
April 22

GHANA
January 1	May 1	August 12	December 26
March 6	May 25	September 21
April 19	June 5	December 6
April 22	July 1	December 25

GREECE
January 1	March 25	May 1	October 28
January 6	April 26	June 17	December 25
March 11	April 29	August 15	December 26

 85

GUATEMALA
January 1	April 20	September 15	December 25
April 18	May 1	October 20
April 19	June 30	November 1

GUERNSEY
January 1	April 22	May 9	August 26
April 19	May 6	May 27	December 25
December 26

HONDURAS
January 1	April 19	September 15	October 11
April 14	April 20	October 3	December 25
April 18	May 1	October 5

HONG KONG
January 1	April 5	May 13	October 1
February 4	April 19	June 7	October 7
February 5	April 20	July 1	December 25
February 6	April 22	September 14	December 26
February 7	May 1

HUNGARY
January 1	May 1	August 19	November 1
March 15	June 9	August 20	December 25
April 19	June 10	October 23	December 26
April 22

INDIA
January 26	March 21	May 1	October 2
February 19	April 19	August 15	December 25
March 4

INDONESIA
January 1	April 19	June 1	August 17
February 5	May 1	June 5	September 1
March 7	May 19	June 6	November 10
April 3	May 30	August 12	December 25

IRAQ
January 1	May 1	August 12	October 3
January 6	June 4	August 13	November 9
March 5	June 5	August 14	December 10
March 21	July 14	August 31	December 25
April 9	August 11	September 9

IRELAND
January 1	April 22	August 5	December 26
March 18	May 6	October 28	December 27
April 19	June 3	December 25

 86

ISLE OF MAN
January 1	May 6	July 5	December 26
April 19	May 27	August 26
April 22	June 7	December 25

ISRAEL*
March 21	May 9	September 30	October 14
April 21	June 10	October 1	October 22
April 27	August 11	October 9

ITALY
January 1	April 22	June 2	December 8
January 6	April 25	August 15	December 25
April 19	May 1	November 1	December 26

IVORY COAST
January 1	June 2	August 11	November 10
April 22	June 4	August 12	November 15
May 1	June 10	August 15	December 25
May 30	August 7	November 1

JAMAICA
January 1	April 22	August 6	December 26
March 6	May 23	October 21
April 19	August 1	December 25

JAPAN
January 1	March 21	July 15	October 14
January 2	April 19	August 12	November 4
January 3	May 3	September 16	November 25
January 14	May 4	September 23	December 23
February 11	May 6

JERSEY
January 1	April 22	May 9	August 26
April 19	May 6	May 27	December 25
December 26

JORDAN
January 1	June 5	August 12	September 1
April 28	June 6	August 13	November 10
May 1	June 7	August 14	December 25
May 25

KAZAKHSTAN
January 1	March 22	May 9	December 2
January 7	March 25	July 8	December 16
March 8	May 1	August 12	December 17
March 21	May 7	August 30

 87

KENYA
January 1	May 1	October 10	December 25
March 30	June 1	October 20	December 26
April 2	June 15	December 12

KUWAIT*
January 1	April 3	June 6	August 13
February 25	June 5	August 12	August 14
February 26

LATVIA
January 1	May 1	June 24	December 26
April 19	May 6	November 18	December 31
April 22	June 23	December 25

LEBANON
January 1	April 19	May 25	September 10
January 6	April 21	June 5	November 10
February 9	April 26	August 12	November 22
February 14	April 28	August 15	December 25
March 25	May 1	September 1

LITHUANIA
January 1	April 22	June 24	December 24
February 16	May 1	July 6	December 25
March 11	May 5	August 15	December 26
April 21	June 1	November 1

LUXEMBOURG
January 1	May 1	June 23	December 25
April 19	May 30	August 15	December 26
April 22	June 10	November 1

MACAU
January 1	April 19	September 14	December 8
February 5	April 20	October 1	December 20
February 6	May 1	October 2	December 22
February 7	May 12	October 7	December 24
April 5	June 7	November 2	December 25

MALAYSIA
January 1	March 1	June 5	September 9
January 21	March 19	June 6	September 16
February 1	March 22	August 12	November 10
February 5	May 1	August 31	December 25
February 6	May 19	September 1

MALTA
January 1	April 19	August 15	December 13
February 10	May 1	September 8	December 25
March 19	June 7	September 21
March 31	June 29	December 8

 88

MAURITIUS
January 1	February 5	May 1	October 27
January 2	March 4	June 5	November 2
January 21	March 12	August 15	December 25
February 1	April 6	September 2

MEXICO
January 1	April 18	May 5	December 12
February 4	April 19	September 16	December 25
March 18	May 1	November 18

MONACO
January 1	May 1	June 20	November 19
January 27	May 30	August 15	December 8
April 22	June 10	November 1	December 25

MONGOLIA
January 1	March 8	July 13	November 27
February 5	June 1	July 14	December 29
February 6	July 11	July 15
February 7	July 12	November 26

MOROCCO
January 1	July 29	August 20	November 6
January 11	August 12	August 21	November 10
May 1	August 14	September 1	November 18

NAMIBIA
January 1	April 22	May 25	December 10
March 21	May 1	May 30	December 25
April 19	May 4	August 26	December 26
NETHERLANDS
January 1	April 27	May 30	December 25
April 19	May 4	June 10	December 26
April 22	May 5

NEW ZEALAND
January 1	April 19	June 3	December 25
January 2	April 22	October 28	December 26
February 6	April 25

NIGERIA
January 1	April 22	June 5	December 25
March 8	May 1	August 12	December 26
April 19	May 29	October 1

NORWAY
January 1	April 22	May 30	December 25
April 18	May 1	June 10	December 26
April 19	May 17	December 24

 89

OMAN*
January 1	June 6	August 13	November 18
April 3	July 23	August 14	November 19
June 5	August 12	August 15

PAKISTAN
February 5	June 6	August 13	September 10
May 1	June 7	August 14	December 25
June 5	August 12	September 9

PANAMA
January 1	March 6	November 4	December 8
January 9	April 19	November 5	December 25
March 4	May 1	November 10
March 5	November 3	November 28

PARAGUAY
January 1	April 19	June 12	December 8
March 1	May 1	August 15	December 25
April 18	May 14	September 29

PERU
January 1	May 1	July 29	November 1
April 18	June 29	August 30	December 8
April 19	July 28	October 8	December 25

PHILIPPINES
January 1	April 19	August 12	December 24
February 5	May 1	August 21	December 25
April 9	June 5	August 26	December 30
April 18	June 12	November 1	December 31

POLAND
January 1	May 1	August 15	December 25
January 6	May 3	November 1	December 26
April 22	June 20	November 11

PORTUGAL
January 1	May 1	August 15	December 1
April 19	June 10	October 5	December 8
April 25	June 20	November 1	December 25

PUERTO RICO
January 1	March 22	June 16	November 11
January 6	April 19	July 4	November 19
January 7	April 21	July 25	November 28
January 21	May 12	September 2	December 25
February 18	May 27	October 14

 90

QATAR*
February 12	June 6	August 13	August 15
June 4	August 12	August 14	December 18
June 5
REPUBLIC OF KOREA
January 1	May 1	June 13	September 26
February 4	May 5	August 15	October 3
February 5	May 7	September 23	October 9
February 6	May 22	September 24	December 25
March 1	June 6	September 25
ROMANIA
January 1	April 26	June 17	December 25
January 2	April 29	August 15	December 26
January 24	May 1

RUSSIA
January 1	January 4	March 8	June 12
January 2	January 7	May 1	November 4
January 3	February 23	May 9

SAUDI ARABIA
June 4	June 6	August 11	August 13
June 5	August 10	August 12	September 23

SENEGAL
January 1	May 30	August 15	November 9
April 4	June 4	September 9	December 25
April 22	June 10	October 17
May 1	August 11	November 1

SERBIA
January 1	January 14	April 27	May 2
January 2	February 15	April 28	May 9
January 7	February 16	April 29	November 11
January 8	April 26	May 1

SINGAPORE
January 1	April 19	June 5	October 27
February 5	May 1	August 9	December 25
February 6	May 19	August 12

SLOVAKIA
January 1	May 1	September 1	December 24
January 6	May 8	September 15	December 25
April 19	July 5	November 1	December 26
April 22	August 29	November 17

SOUTH AFRICA
January 1	April 22	June 17	December 16
March 21	April 27	August 9	December 25
April 19	May 1	September 24	December 26

 91

SPAIN
January 1	April 22	September 11	December 6
January 6	May 1	October 12	December 8
April 18	July 25	November 1	December 25
April 19	August 15

SRI LANKA
January 15	April 13	June 5	October 13
January 20	April 14	June 16	October 27
February 4	April 19	July 16	November 10
February 19	May 1	August 12	November 12
March 4	May 18	August 15	December 11
March 20	May 19	September 13	December 25
SWAZILAND
January 1	April 25	July 22	December 25
April 19	May 1	September 2	December 26
April 22	May 30	September 6	December 28

SWEDEN
January 1	May 1	June 22	December 25
January 6	May 30	November 2	December 26
April 19	June 6	December 24	December 31
April 22	June 21

SWITZERLAND
January 1	April 22	June 10	December 25
January 2	May 30	August 1	December 26
April 19

TAIWAN
January 1	February 7	February 23	April 5
February 4	February 8	February 28	June 7
February 5	February 9	March 1	September 13
February 6	February 19	April 4	October 10

THAILAND
January 1	April 15	July 17	October 23
February 19	April 16	July 29	December 5
April 8	April 17	August 12	December 10
April 13	May 1	October 14	December 31
April 14	May 19

TRINIDAD & TOBAGO
January 1	May 30	August 1	October 28
March 30	June 5	August 31	December 25
April 19	June 19	September 24	December 26
April 22	June 20	October 27

 92

TUNISIA
January 1	May 1	July 25	September 1
January 14	June 5	August 12	October 15
March 20	June 6	August 13	November 10
April 9	June 7	August 14

TURKEY
January 1	May 19	August 13	August 30
April 23	June 5	August 14	October 29
May 1	August 12	August 15

UKRAINE
January 1	April 29	June 17	August 26
January 7	May 1	June 28	October 14
March 8	May 9	August 24	December 25
April 28

UNITED ARAB EMIRATES*
January 1	August 11	August 14	November 30
April 3	August 12	September 1	December 2
June 5	August 13	November 10	December 3
June 6

UNITED KINGDOM
January 1	May 6	August 5	December 25
April 19	May 27	August 6	December 26
April 22

UNITED STATES
January 1	April 19	July 4	November 28
January 21	May 27	September 2	December 25
February 18

URUGUAY
January 1	April 16	May 18	November 2
January 6	April 17	June 19	December 25
March 4	April 18	July 18
March 5	April 19	August 25
April 15	May 1	October 12
VENEZUELA
January 1	April 19	July 24	December 31
March 4	May 1	October 12
March 5	June 24	December 24
April 18	July 5	December 25

VIETNAM
January 1	February 6	April 15	May 1
February 4	February 7	April 30	September 2
February 5	February 8

 93

ZAMBIA
January 1	April 20	July 1	October 24
March 8	April 22	July 2	December 25
March 12	May 1	August 5
April 19	May 25	October 18

* These markets are closed every Friday.

2020

AUSTRALIA
January 1	April 10	April 13	December 25
January 26	April 11	April 25	December 26
January 27	April 12	April 27	December 28
AUSTRIA
January 1	May 21	October 26	December 26
January 6	June 1	November 1
April 13	June 11	November 8
May 1	August 15	December 25
BELGIUM
January 1	May 1	June 1	November 1
April 12	May 21	July 21	November 11
April 13	May 31	August 15	December 25

BERMUDA
January 1	June 15	September 7	December 28
April 10	July 30	November 11
May 29	July 31	December 25
BOTSWANA
January 1	May 1	July 20	October 1
April 10	May 21	July 21	December 25
April 13	July 1	September 30	December 26

BRAZIL
January 1	April 21	September 7	November 15
February 25	May 1	October 12	December 25
April 10	June 11	November 2
CANADA
January 1	May 18	September 7	December 25
April 10	July 1	October 12
April 13	August 3	November 11

CAYMAN ISLANDS
January 1	April 10	June 15	December 25
January 27	April 13	July 6	December 26
February 26	May 18	November 9	December 28

 94

CHILE
January 1	May 21	September 18	November 1
April 10	June 29	September 19	November 2
April 11	July 16	October 12	December 8
May 1	August 15	October 31	December 25
CHINA
January 1	January 29	May 1	October 5
January 24	January 30	June 25	October 6
January 25	January 31	October 1	October 7
January 26	April 4	October 2
January 27	April 5	October 3
January 28	April 6	October 4
COLUMBIA
January 1	May 1	July 20	November 16
January 6	May 25	August 7	December 8
March 19	June 15	August 17	December 25
April 9	June 22	October 12
April 10	June 29	November 2

CZECH REPUBLIC
January 1	May 8	October 28	December 26
April 10	July 5	November 17
April 13	July 6	December 24
May 1	September 28	December 25
DENMARK
January 1	April 12	May 21	December 24
April 9	April 13	May 31	December 25
April 10	May 8	June 1	December 26
EGYPT*
January 7	May 1	June 30	August 3
January 25	May 24	July 23	August 20
April 19	May 25	July 31	October 6
April 20	May 26	August 1	October 29
April 25	May 27	August 2

FINLAND
January 1	May 1	November 1	December 26
January 6	May 21	December 6
April 10	June 19	December 24
April 13	June 20	December 25
FRANCE
January 1	May 21	November 1
April 13	June 1	November 11
May 1	July 14	December 25
May 8	August 15

 95

GERMANY
January 1	May 1	October 3
April 10	May 21	December 25
April 13	June 1	December 26
GHANA
January 1	May 1	July 31	December 25
March 6	May 24	August 4	December 26
April 10	May 25	September 21
April 13	July 1	December 4
GREECE
January 1	March 25	May 1	October 28
January 6	April 17	June 8	December 25
March 2	April 19	August 15	December 26
April 20

HONG KONG
January 1	April 10	May 1	October 2
January 25	April 11	June 25	October 25
January 27	April 13	July 1	October 26
January 28	April 30	October 1	December 25
April 4			December 28
HUNGARY
January 1	April 13	August 20	December 25
March 15	May 1	August 21	December 26
April 10	May 31	October 23
April 12	June 1	November 1
INDIA
January 26	April 14	August 15	October 29
February 21	May 7	August 29	November 14
April 6	July 31	October 2	November 30
April 10	August 12	October 25	December 25

INDONESIA
January 1	May 1	June 1	December 25
January 25	May 7	July 31
March 22	May 21	August 17
March 25	May 24	August 20
April 10	May 26	October 29

IRELAND
January 1	May 4	October 26	December 28
March 17	June 1	December 25
April 13	August 3	December 26

ISLE OF MAN
January 1	May 4	July 6	December 28
April 10	May 25	August 31
April 13	June 12	December 25

 96

ISRAEL*
March 10	April 16	July 30	September 28
March 11	April 29	August 19	October 3
April 4	May 8	August 20	October 10
April 9	May 29	September 19	October 11
April 15	May 31	September 20
ITALY
January 1	April 25	August 15	December 25
January 6	May 1	November 1	December 26
April 13	June 2	December 8

IVORY COAST
January 1	May 21	August 7	November 15
April 13	May 24	August 15	December 25
May 1	June 1	October 29
May 20	July 31	November 1
JAPAN
January 1	May 3	August 11	November 23
January 13	May 4	September 21	December 23
February 11	May 5	September 22
March 20	May 6	October 12
April 29	July 20	November 3
KENYA
January 1	May 1	October 10	December 25
April 10	May 24	October 20	December 26
April 13	June 1	December 12
MALAYSIA
January 25	May 7	July 31	September 16
January 26	May 24	August 20	October 29
January 27	May 25	August 31	December 25
May 1	May 26	September 9

MALTA
January 1	April 10	August 15	December 13
February 10	May 1	September 8	December 25
March 19	June 7	September 21
March 31	June 29	December 8
MAURITIUS
January 1	February 8	May 1	November 2
January 2	February 21	May 24	November 14
January 25	March 12	August 15	December 25
February 1	March 25	August 22

MEXICO
January 1	April 9	September 16	November 16
February 3	April 10	October 12	November 20
March 16	May 1	November 2	December 25

 97

MOROCCO
January 1	July 30	August 20	November 18
January 11	July 31	August 21
May 1	August 1	October 29
May 24	August 14	November 6

NAMIBIA
January 1	April 13	May 21	December 10
March 21	May 1	May 25	December 16
April 10	May 4	August 26	December 25
NETHERLANDS
January 1	April 27	May 31	December 26
April 12	May 5	June 1
April 13	May 21	December 25

NEW ZEALAND
January 1	April 10	June 1	December 26
January 2	April 13	October 26
February 6	April 27	December 25
NIGERIA
January 1	May 1	June 12	December 25
April 10	May 24	July 31	December 28
April 13	May 25	October 1

NORWAY
January 1	April 13	May 21	December 26
April 9	May 1	June 1
April 10	May 17	December 25

PERU
January 1	June 29	August 30	December 25
April 9	July 27	October 8
April 10	July 28	November 1
May 1	July 29	December 8

PHILIPPINES
January 1	May 1	August 31	December 25
January 25	May 24	November 1	December 30
April 9	June 12	November 30	December 31
April 10	July 31	December 8
April 11	August 21	December 24
POLAND
January 1	May 1	August 15	December 26
January 6	May 3	November 1
April 12	May 31	November 11
April 13	June 11	December 25

 98

PORTUGAL
January 1	May 1	October 5	December 25
April 10	June 10	November 1
April 12	June 11	December 1
April 25	August 15	December 8

QATAR*
February 11	May 26	July 31	August 4
March 11	May 27	August 1	December 18
May 24	May 28	August 2
May 25	July 30	August 3

REPUBLIC OF KOREA
January 1	January 27	May 1	October 1
January 24	March 1	May 5	October 3
January 25	April 15	June 6	October 9
January 26	April 30	August 15	December 25
September 30

RUSSIA
January 1	January 7	May 1	May 12
January 2	February 23	May 4	November 4
January 3	February 24	May 9
January 6	March 9	May 11
SINGAPORE
January 1	May 1	August 9	October 28
February 5	May 19	August 11	December 25
February 6	May 20	August 12
April 19	June 5	October 27

SOUTH AFRICA
January 1	April 27	August 10	December 28
March 21	May 1	September 24
April 10	June 16	December 16
April 13	August 9	December 25
SPAIN
January 1	May 1	November 1	December 25
January 6	August 15	December 6
April 19	October 12	December 8
SWAZILAND			December 26
January 1	April 20	August 31
April 10	May 1	September 6
April 13	May 21	September 7
April 19	July 22	December 25
SWEDEN
January 1	April 13	June 6	December 24
January 6	May 1	June 19	December 25
April 10	May 21	June 20	December 26
April 12	May 31	November 1	December 31

 99

SWITZERLAND
January 1	May 21	August 1	December 26
April 10	May 31	September 20
April 13	June 1	December 25

TAIWAN
January 1	January 28	April 5	October 1
January 24	January 29	April 6	October 9
January 25	February 28	May 1	October 10
January 26	April 3	June 25	December 31
January 27	April 4	June 26
THAILAND
January 1	April 13	May 21	October 23
January 2	April 14	July 5	December 7
January 25	April 15	July 28	December 10
March 9	May 1	August 12	December 31
April 6	May 7	October 13

TURKEY
January 1	May 24	July 15	August 3
April 23	May 25	July 31	August 30
May 1	May 26	August 1	October 29
May 19	May 27	August 2

UNITED ARAB EMIRATES*
January 1	May 26	August 2	December 2
March 22	July 30	August 20	December 3
May 24	July 31	October 29
May 25	August 1	November 30

UNITED KINGDOM
January 1	May 4	August 31	December 26
April 10	May 25	December 25	December 28

UNITED STATES
January 1	April 10	September 7
January 20	May 25	November 26
February 17	July 3	December 25
VIETNAM
January 1	January 26	January 29	May 1
January 24	January 27	April 2	September 2
January 25	January 28	April 30

ZAMBIA
January 1	April 11	July 6	October 24
March 9	April 13	July 7	December 25
March 12	May 1	August 3
April 10	May 25	October 19

* These markets are closed every Friday.

 100

The longest redemption cycle for the Funds is a function of the longest redemption cycle among the countries whose securities comprise the Funds. In the calendar years 2019 and 2020, the dates of regular holidays affecting the following securities markets present the worst-case (longest) redemption cycle* for the Funds are as follows:

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2019	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
Australia	4/18/2019	4/26/2019	8

Brazil	2/27/2019	3/7/2019	8
	2/28/2019	3/8/2019	8
	3/1/2019	3/11/2019	10

China	1/30/2019	2/11/2019	12
	1/31/2019	2/12/2019	12
	2/1/2019	2/11/2019	10
	2/1/2019	2/13/2019	12
Czech Republic
	1/30/2019	2/11/2019	12
	1/31/2019	2/12/2019	12
	2/1/2019	2/13/2019	12
	2/4/2019	2/13/2019	9
	2/5/2019	2/13/2019	8
	9/25/2019	10/8/2019	13
	9/26/2019	10/8/2019	12
	9/27/2019	10/9/2019	12

Egypt	8/7/2019	8/19/2019	12
	8/8/2019	8/20/2019	12
	8/9/2019	8/20/2019	11

Finland	12/23/2019	12/31/2019	8

Ghana	4/24/2019	5/2/2019	8
	4/25/2019	5/3/2019	8

Hong Kong	1/31/2019	2/8/2019	8
	2/1/2019	2/11/2019	10

Israel	10/7/2019	10/15/2019	8

Japan	12/26/2018	1/4/2019	9
	12/27/2018	1/7/2019	11
	12/28/2018	1/8/2019	11

Kuwait	8/8/2019	8/19/2019	11
	8/9/2019	8/19/2019	10

Malaysia	1/30/2019	2/7/2019	8
	1/31/2019	2/8/2019	8

Morocco	8/9/2019	8/19/2019	10

New Zealand	4/18/2019	4/26/2019	8

Russia	12/31/2018	1/8/2019	8

Taiwan	2/1/2019	2/11/2019	10

Turkey	5/31/2019	6/10/2019	10

Vietnam	1/31/2019	2/11/2019	11
	2/1/2019	2/12/2019	11

 101

2020

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2020	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
Botswana	7/17/2020	7/27/2020	9

China	1/22/2020	2/3/2020	12
	1/23/2020	2/3/2020	12
	1/24/2020	2/5/2020	12
	1/27/2020	2/5/2020	9
	1/28/2020	2/5/2020	8
	9/28/20	10/8/20	10
	9/29/20	10/9/20	10
	9/30/20	10/12/20	12

Egypt	5/19/2020	6/2/2020	13
	5/20/2020	6/2/2020	12
	5/21/2020	6/2/2020	11

Hong Kong	1/22/2020	2/3/2020	12
	1/23/2020	2/4/2020	12
	1/24/2020	2/5/2020	12
	1/27/2020	2/5/2020	9
	1/28/2020	2/5/2020	8

Japan	1/10/2020	1/20/2020	9
	4/28/2020	5/7/2020	8
	4/29/2020	5/8/2020	8
	4/30/2020	5/11/2020	10
	5/1/2020	5/12/2020	11

Kenya	4/3/2020	4/14/2020	9
	4/6/2020	4/15/2020	8
	4/7/2020	4/16/2020	8
	4/8/2020	4/17/2020	8
	4/9/2020	4/20/2020	10

Mexico	1/31/2020	2/11/2020	10

Peru	7/24/2020	8/3/2020	9

Russia	1/2/2020	1/14/2020	12
	1/3/2020	1/14/2020	11
	1/6/2020	1/14/2020	8

Spain	1/2/2020	1/14/2020	13
	1/3/2020	1/15/2020	12
	1/3/2020	1/16/2020	12
	4/22/2020	5/4/2020	11
	4/23/2020	5/5/2020	11
	4/24/2020	5/6/2020	11
	4/27/2020	5/7/2020	9
	4/28/2020	5/8/2020	9
	4/29/2020	5/11/2020	11
	4/30/2020	5/12/2020	11
	10/1/2020	10/13/2020	11
	10/2/2020	10/14/2020	11
	10/5/2020	10/15/2020	9
	10/6/2020	10/16/2020	9
	10/7/2020	10/19/2020	11
	10/8/2020	10/20/2020	11
	10/9/2020	10/21/2020	11
	11/27/2020	12/9/2020	11
	11/30/2020	12/10/2020	9
	12/1/2020	12/11/2020	9
	12/2/2020	12/14/2020	9
	12/3/2020	12/15/2020	9
	12/4/2020	12/16/2020	9
	12/7/2020	12/17/2020	9
	12/16/2020	12/28/2020	11
	12/17/2020	12/29/2020	11
	12/18/2020	12/30/2020	11
	12/21/2020	12/31/2020	10
	12/22/2020	1/4/2021	12
	12/23/2020	1/5/2021	12
	12/24/2020	1/6/2021	12

Taiwan	1/23/2020	2/3/2020	10

Vietnam	1/31/2020	1/31/2020	8
	2/3/2020	2/3/2020	10

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

 102

The right of redemption may also be suspended or the date of payment postponed (1) for any period during which the relevant Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the relevant Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

TAXES

The following discussion of certain U.S. federal income tax consequences of investing in a Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in a Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state, and local tax laws.

Qualification as a RIC

The Funds each have elected or intend to elect to be treated, and intend to qualify each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, a Fund must, among other things:

(a) derive at least 90% of its gross income each year from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of a Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs and other securities, with investments in such other securities limited with respect to any one issuer to an amount not greater than 5% of the value of a Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by a Fund and that are engaged in the same, similar or related trades or businesses or (2) the securities of one or more qualified publicly traded partnerships; and

 103

(c) distribute with respect to each taxable year at least the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income.

In general, for purposes of the 90% of gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in (a)(i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the 90% test described in (a) above if such gains are not directly related to a fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of a Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing a Fund’s status as a RIC for all years to which the regulations are applicable.

Taxation of a Fund

If a Fund qualifies as a RIC, a Fund will not be subject to federal income tax on income and gains that are distributed in a timely manner to its shareholders in the form of dividends.

If a Fund fails to satisfy the qualifying income test in any taxable year or the diversification requirements for any quarter, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. If these relief provisions are not available to a Fund for any year in which it fails to qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and lower tax rates on qualified dividend income for individual shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders substantially all of its taxable income and its net capital gains. Taxable income that is retained by a Fund will be subject to tax at regular corporate rates. If a Fund retains any net capital gain, that gain will be subject to tax at corporate rates, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

 104

Deferral of Late Year Losses

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing the Fund’s distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital Loss Carryovers

If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of a Fund’s next taxable year. Such capital loss carryover can be used to offset capital gains of the Fund in succeeding taxable years. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Excise Tax

If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by each Fund on December 31 of the preceding year if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Each Fund intends to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund Distributions

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Moreover, distributions are generally subject to federal income tax as described herein to the extent they do not exceed a Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s NAV also reflects unrealized losses.

Distributions by a Fund of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated those gains, rather than how long a shareholder has owned his or her Fund shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Preferential long-term capital gain rates apply to individuals at a maximum rate of 20% for individuals with taxable income exceeding certain thresholds. Such preferential rates also apply to qualified dividend income if certain holding period requirements are met. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, which includes China (but not Hong Kong which is treated as a separate jurisdiction), or the stock of which is readily tradable on an established securities market in the United States). In order for some portion of the dividends received by a Fund’s shareholders to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.

 105

Some portion of the dividends paid by a Fund investing in equity securities is expected to be eligible for qualified dividend income treatment. A Fund investing in fixed income securities would not expect to distribute qualified dividend income.

Given each Fund’s investment objective, it is not expected that Fund distributions will be eligible for the corporate dividends received deduction on Fund distributions attributable to dividends received.

For U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), a 3.8% Medicare contribution tax will apply on all or a portion of their “net investment income,” including interest, dividends, and capital gains, which generally includes taxable distributions received from a Fund. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

If a Fund makes distributions to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sale or Exchange of Shares

A sale or exchange of shares in a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

As noted above, for U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), a 3.8% Medicare contribution tax will apply on “net investment income,” including interest, dividends, and capital gains, which generally includes taxable distributions received from a Fund and taxable gains on the disposition of shares of a Fund.

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Backup Withholding

A Fund (or a financial intermediary, such as a broker, through which a shareholder holds Fund shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The backup withholding tax rate is currently 24%.

Federal Tax Treatment of Certain Fund Investments

Transactions of a Fund in options, futures contracts, hedging transactions, forward contracts, swap contracts, straddles and foreign currencies may be subject to various special and complex tax rules, including mark-to-market, constructive sale, straddle, wash sale and short sale rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund’s ability to recognize losses. These rules may in turn affect the amount, timing or character of the income distributed to shareholders by a Fund.

A Fund is required, for federal income tax purposes, to mark to market and recognize as income for each taxable year its net unrealized gains and losses as of the end of such year on certain regulated futures contracts, foreign currency contracts and options that qualify as Section 1256 contracts in addition to the gains and losses actually realized with respect to such contracts during the year. Except as described below under “Certain Foreign Currency Tax Issues,” gain or loss from Section 1256 contracts that are required to be marked to market annually will generally be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders.

Some debt obligations that are acquired by a Fund may be treated as having original issue discount (“OID”). Generally, a Fund will be required to include OID in taxable income over the term of the debt security, even though payment of the OID is not received until a later time, usually when the debt security matures. If a Fund holds such debt instruments, it may be required to pay out as distributions each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary. A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net gains from such transactions, its shareholders may receive larger distributions than they would have in the absence of such transactions.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gains on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Certain Foreign Currency Tax Issues

A Fund’s gain or loss on foreign currency denominated debt securities and on certain other financial instruments, such as forward currency contracts and currency swaps, that is attributable to fluctuations in exchange rates occurring between the date of acquisition and the date of settlement or disposition of such securities or instruments generally will be treated under Section 988 of the Code as ordinary income or loss. A Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency forward contracts to the extent that (i) such contract is a capital asset in the hands of a Fund and is not part of a straddle transaction and (ii) a Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss.

A Fund’s forward contracts may qualify as Section 1256 contracts if the underlying currencies are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange. However, a forward currency contract that is a Section 1256 contract would, absent an election out of Section 988 of the Code as described in the preceding paragraph, be subject to Section 988. Accordingly, although such a forward currency contract would be marked to market annually like other Section 1256 contracts, the resulting gain or loss would be ordinary. If a Fund were to elect out of Section 988 with respect to forward currency contracts that qualify as Section 1256 contracts, the tax treatment generally applicable to Section 1256 contracts would apply to those forward currency contracts: that is, the contracts would be marked to market annually and gains and losses with respect to the contracts would be treated as long-term capital gains or losses to the extent of 60% thereof and short-term capital gains or losses to the extent of 40% thereof. If a Fund were to elect out of Section 988 with respect to any of its forward currency contracts that do not qualify as Section 1256 contracts, such contracts will not be marked to market annually and the Fund will recognize short-term or long-term capital gain or loss depending on the Fund’s holding period therein. A Fund may elect out of Section 988 with respect to some, all or none of its forward currency contracts.

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Finally, regulated futures contracts and non-equity options that qualify as Section 1256 contracts and are entered into by a Fund with respect to foreign currencies or foreign currency denominated debt instruments will be subject to the tax treatment generally applicable to Section 1256 contracts unless the Fund elects to have Section 988 apply to determine the character of gains and losses from all such regulated futures contracts and non-equity options held or later acquired by the Fund.

Foreign Investments

Income received by a Fund from sources within foreign countries (including, for example, interest on securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. If as of the end of a Fund’s taxable year more than 50% of the Fund’s assets consist of foreign securities, the Fund is expected to make an election to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund during that taxable year to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder not getting a full credit or deduction for the amount of such taxes. Because a foreign tax credit is only available for foreign taxes paid by a Fund, no such credit may be available for a reduction in a Fund’s net asset value to reflect a reserve (if any) for Chinese withholding taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit, but not a deduction, for such foreign taxes.

Passive Foreign Investment Companies

If a Fund purchases shares in a PFIC, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, a Fund may make a mark-to-market election that would result in a Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, a Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

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Tax-Exempt Shareholders

Under current law, income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Non-U.S. Shareholders

In general, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. If a Fund were to recognize short-term capital gains or U.S.-source portfolio interest, properly reported short-term capital gain dividends and interest-related dividends paid by a Fund would not be subject to such withholding tax.

A beneficial holder of shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a U.S. income tax deduction for losses) realized on a sale of shares of a Fund or on Capital Gain Dividends or short-term capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend or short-term capital gains dividends and certain other conditions are met.

In order for a non-U.S. investor to qualify for an exemption from backup withholding, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

A beneficial holder of shares who is a non-U.S. person may be subject to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any income or gain effectively connected with a U.S. trade or business will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax will be imposed on dividends paid by a Fund to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the Internal Revenue Service information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement a similar reporting regime will be exempt from this withholding tax if the shareholder and the applicable foreign government comply with the terms of such agreement. A Shareholder subject to such withholding tax will not receive additional amounts from the Fund to compensate for such withholding. Recently issued proposed regulations (which are effective while pending) eliminate the application of the FATCA withholding tax to capital gain dividends and redemption proceeds that was scheduled to take effect in 2019.

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Creation and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year.

Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

Section 351

The Trust on behalf of a Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a Fund and if, pursuant to Section 351 of the Code, a Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more in any single tax year or, for a corporate shareholder, $10 million or more in any single tax year, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Chinese Tax Considerations

Although Chinese law provides for a 10% withholding tax (“WHT”) on capital gains realized by non-residents, significant uncertainties remain regarding the implementation of this law. Such uncertainties may result in capital gains taxes imposed upon a Fund relative to securities of companies headquartered, managed or listed in China. While the application and enforcement of this law with respect to a Fund remain subject to clarification, to the extent that such taxes are imposed on any capital gains of a Fund, a Fund’s NAV or returns may be adversely impacted.

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In addition, there is uncertainty as to the application of China’s value added tax to a Fund’s activities. The imposition of such taxes, as well as future changes in applicable PRC tax law, may adversely affect a Fund. In light of this uncertainty, each Fund reserves the right to establish a reserve for such tax, although none currently does so. If a Fund establishes such a reserve but is not ultimately subject to these taxes, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax. Investors should note that such provision, if any, may be excessive or inadequate to meet actual Chinese tax liabilities (which could include interest and penalties) on the Fund’s investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities.

Per a circular (Caishui [2014] 79), the Fund is temporarily exempt from the Chinese tax on capital gains (“CGT”) on trading in A-Shares as a QFII or RQFII on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect as of November 17, 2014, and the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect as of December 5, 2016. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, a Fund may be subject to such taxes in the future. If Krane expects such CGT on trading in domestic Chinese equity securities to be re-imposed, the Fund reserves the right to establish a reserve for such tax. If a Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if a Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund’s payment of it. On November 7, 2018, the Chinese government issued a three-year exemption from the corporate income tax withholding tax and value added tax for China-sourced bond interest derived by overseas institutional investors, but its application, such as with respect to the type of debt issuers covered by the exemption, and whether such taxes will be implemented again after November 6, 2021, remains unclear in certain respects.

The Funds reserve the right to establish a reserve for taxes which present uncertainty as to whether they will be assessed, although it currently does not do so. If a Fund establishes such a reserve but is not ultimately subject to these taxes, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if a Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax. Investors should note that such provision, if any, may be excessive or inadequate to meet actual tax liabilities (which could include interest and penalties) on the Fund’s investments. Any taxes imposed in connection with a Fund’s activities will be borne by the Fund. To the extent Krane or a sub-adviser, through the use of a QFII or RQFII license, pays any taxes in connection with a Fund’s transactions in PRC securities, the Fund will repay them for such tax expenses. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

As discussed above under “— Foreign Investments,” even if a Fund qualifies and elects to pass through foreign taxes to its shareholders, your ability to claim a credit for such taxes may be limited.

General Considerations

The U.S. federal income tax discussion and the discussion of Chinese tax considerations set forth above are for general information only. Prospective investors should consult their tax advisers regarding the specific federal income tax consequences of purchasing, holding and disposing of shares of a Fund, as well as the effect of state, local and foreign tax law and any proposed tax law changes.

DETERMINATION OF NAV

This information supplements and should be read in conjunction with the section in the Prospectus entitled “Calculating NAV.”

The NAV per share of a Fund is computed by dividing the value of the net assets of a Fund (i.e., the value of its total assets less total liabilities and withholdings) by the total number of shares of a Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per share for a Fund normally is calculated by the Administrator and determined as of the regularly scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the Exchange is open.

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In calculating the values of a Fund’s portfolio securities, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at the time as of which a Fund’s NAV is calculated if a security’s exchange is normally open at that time). If there is no such reported sale, such securities are valued at the most recently reported bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. The value of a swap contract is equal to the obligation (or rights) under the swap contract, which will generally be equal to the net amounts to be paid or received under the contract based upon the relative values of the positions held by each party to the contract as determined by the applicable independent, third party pricing agent. Exchange-traded options are valued at the last reported sales price on the exchange on which they are listed. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. OTC options are valued based upon prices determined by the applicable independent, third party pricing agent. Futures are valued at the settlement price established by the board of trade on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate and the 30-, 60-, 90- and 180-day forward rates provided by an independent pricing agent. The exchange rates used for valuation are captured as of the close of the London Stock Exchange each day normally at 4:00 p.m. Greenwich Mean Time. Prices for most securities held by a Fund are provided daily by independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain bid and ask prices from two broker-dealers who make a market in the portfolio instrument and determines the average of the two.

Investments in open-end investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end investment companies that trade on an exchange are valued at the last reported sale price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. If there is no such reported sale, such securities are valued at the most recently reported bid price.

Securities issued by a wholly owned subsidiary of a Fund will be valued at the subsidiary’s net asset value, which will be determined using the same pricing policies and procedures applicable to the Fund.

Investments for which market prices are not “readily available,” such as during a foreign market holiday, or are not deemed to reflect current market values, or are investments where no evaluated price is available from the Trust’s third-party pricing agents pursuant to established methodologies, are fair valued in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Some of the more common reasons that may necessitate that an investment be valued using “fair value” pricing may include, but are not limited to: the investment’s trading has been halted or suspended; the investment’s primary trading market is temporarily closed; or the investment has not been traded for an extended period of time. A Fund may fair value certain of the foreign investments held by a Fund each day a Fund calculates its NAV.

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In addition, a Fund may fair value its securities if an event that may materially affect the value of a Fund’s securities that trade outside of the United States (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector, country or region. Events that may be Significant Events may include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

If Krane becomes aware of a Significant Event that has occurred with respect to a portfolio instrument or group of portfolio instruments after the closing of the exchange or market on which the portfolio instrument or portfolio instruments principally trade, but before the time at which a Fund calculates its NAV, it will notify the Administrator and may request that an ad hoc meeting of the Fair Valuation Committee be called.

With respect to trade-halted securities, the Trust typically will fair value a trade-halted security by adjusting the security’s last market close price by the security’s sector performance, as measured by a predetermined index, unless Krane recommends and the Trust’s Fair Valuation Committee determines to make additional adjustments. Certain foreign securities exchanges have mechanisms in place that confine one day’s price movement in an individual security to a pre-determined price range based on that day’s opening price (“Collared Securities”). Fair value determinations for Collared Securities will generally be capped based on any applicable pre-determined “limit down” or “limit up” prices established by the relevant foreign securities exchange. As an example, China A-Shares can only be plus or minus ten percent in one day of trading in the relevant mainland China equity market. As a result, the fair value price determination on a given day will generally be capped plus or minus ten percent.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could actually be realized upon the sale of the security or that another fund that uses market quotations or its own fair value procedures to price the same securities. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Underlying Index. This may adversely affect a Fund’s ability to track the Underlying Index.

Trading in securities on many foreign exchanges is normally completed before the close of business on each Business Day. In addition, securities trading in a particular country or countries may not take place on each Business Day or may take place on days that are not Business Days. Changes in valuations on certain securities may occur at times or on days on which a Fund’s NAV is not calculated and on which Fund shares do not trade and sales and redemptions of shares do not occur. As a result, the value of a Fund’s portfolio securities and the net asset value of its shares may change on days when you will not be able to purchase or sell your shares.

Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. No secondary sales will be made to brokers or dealers at a concession by the Distributor or by a Fund. Purchases and sales of shares in the secondary market, which will not involve a Fund, will be subject to customary brokerage commissions and charges. Transactions in Fund shares will be priced at NAV only if you purchase or redeem shares directly from a Fund in Creation Units.

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DIVIDENDS AND DISTRIBUTIONS

Each Fund, except for the KraneShares CCBS China Corporate High Yield Bond USD Index ETF and the KraneShares E Fund China Commercial Paper ETF, intends to pay out dividends, if any, at least annually; the KraneShares CCBS China Corporate High Yield Bond USD Index ETF and the KraneShares E Fund China Commercial Paper ETF intend to pay out dividends, if any, at least monthly. Each Fund also distributes its net realized capital gains, if any, to investors annually. Each Fund may make distributions on a more frequent basis. A Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable.

OTHER INFORMATION

Portfolio Holdings

The Board has approved portfolio holdings disclosure policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of a Fund’s portfolio holdings and the use of material non-public information about a Fund’s holdings. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of Krane, a sub-adviser, the Distributor, or any affiliated person of a Fund, Krane, a sub-adviser or the Distributor. The policies and procedures apply to all officers, employees, and agents of a Fund, including Krane and a sub-adviser.

Each Fund discloses on its website at the start of each Business Day the identities and quantities of the securities and other assets held by a Fund that will form the basis of a Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day. This information is generally used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Exchange, the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of a Fund in the secondary market.

Daily access to non-public information concerning a Fund’s portfolio holdings also is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants, and (ii) to other personnel of Krane and other service providers, such as a sub-adviser, the administrator, the custodian and the fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with a Fund and/or the terms of a Fund’s current registration statement.

From time to time, non-public information concerning Fund portfolio holdings also may be provided to other entities that provide services to a Fund, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information. Portfolio holdings information made available in connection with the creation and redemption process may be provided to other entities that provide services to a Fund in the ordinary course of business after it has been disseminated to the NSCC.

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A Fund’s chief compliance officer, or a compliance manager designated by the chief compliance officer, also may grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where a Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event will a Fund, Krane, a sub-adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s portfolio holdings.

The Board exercises continuing oversight of the disclosure of a Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Trust’s the portfolio holdings policies and procedures by a Fund’s chief compliance officer and a Fund, (2) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act) that may arise in connection with any portfolio holdings policies and procedures, and (3) considering whether to approve or ratify any amendment to any of the portfolio holdings policies and procedures. The Board and a Fund reserve the right to amend the policies and procedures in their sole discretion at any time and from time to time without prior notice to shareholders. For purposes of the policies and procedures, the term “portfolio holdings” means investment positions held by a Fund that are not publicly disclosed.

In addition to the permitted disclosures described above, a Fund must publicly disclose its complete holdings quarterly in SEC filings. These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov.

No person is authorized to disclose a Fund’s portfolio holdings or other investment positions except in accordance with the Trust’s policies and procedures.

Voting Rights

Each share of a Fund is entitled to one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shareholders receive one vote for every full Fund share owned. Shareholders of each Fund will vote separately on matters relating solely to that Fund. All shares of a Fund are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings unless otherwise required by the 1940 Act. However, for the purpose of considering removal of a Trustee as provided in Section 16(c) of the 1940 Act, a special meeting may be called by shareholders owning at least 10% of the outstanding shares of the Trust. Shareholder inquiries can be made by contacting the Trust at the number and website address provided under “Shareholder Inquiries” below.

Shareholder Inquiries

Shareholders may visit the Trust’s web site at www.kraneshares.com or call 1.855.857.2638 or call to obtain information about account statements, procedures, and other related information.

COUNSEL

K&L Gates LLP, 1601 K Street NW, Washington, DC 20006, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103, the Trust’s independent registered public accounting firm, provides audit and tax services with respect to filings with the SEC.

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FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal periods ended March 31, 2019, March 31, 2018, and March 31, 2017, including Notes thereto and the report of KPMG LLP, the Funds independent registered public accounting firm, are incorporated by reference into this SAI. The Funds’ audited financial statements for the fiscal periods ended March 31, 2016, March 31, 2015 and March 31, 2014, including Notes thereto and the report of the Funds’ prior independent registered public accounting firm are also incorporated by reference into this SAI.

Once available, KraneShares Asia Robotics and Artificial Intelligence Index ETF, KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF, KraneShares MSCI All China Consumer Discretionary Index ETF, KraneShares MSCI All China Consumer Staples Index ETF, KraneShares MSCI China A Hedged Index ETF, and KraneShares MSCI Emerging Markets ex China Index ETF’s financial statements will be incorporated by reference into this SAI.

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APPENDIX A - PROXY VOTING POLICY

Form N-1A requires an investment company to describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities. In connection with this requirement, the Trust’s Board has delegated voting of the Fund’s proxies to Krane Funds Advisors, LLC (“Adviser” or “KFA”), subject to the Board’s oversight. The Board has directed that proxies be voted consistent with the Fund and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted the following as its proxy voting policies and procedures:

Proxy Voting Policies and Procedures

Background

An investment adviser has a duty of care and loyalty to its Clients and Investors with respect to monitoring corporate events and exercising proxy authority in the best interests of such Clients and Investors. KFA will adhere to Rule 206(4)-6 of the Advisers Act and all other applicable laws and regulations in regard to the voting of proxies.

Policies and Procedures

Proxy Voting

KFA votes proxies for the securities in the KraneShares Trust, on behalf of each series of the Trust (the “Funds”) for which it has been granted investment authority using the following guidelines to comply with Rule 206(4)-6 under the Advisers Act. Specifically, Rule 206(4)-6 requires that the Adviser:

●	Adopt and implement written policies and procedures reasonably designed to ensure that it votes client securities in the best interest of clients;
●	Disclose to clients how they may obtain information from KFA about how KFA voted proxies for their securities; and
●	Describe KFA’s proxy voting policies and procedures to clients and furnish them with a copy of such policies and procedures on request.

Objective

Where KFA is given responsibility for voting proxies, KFA must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of the Funds, which generally means voting proxies with a view to enhancing the value of the shares of stock held in a Fund’s portfolio.

KFA has retained Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to track the Fund’s proxy votes and the subsequent action the Fund took upon receipt of the vote, and where applicable, the issuer’s management and shareholder recommendations.

General Guidelines

KFA generally votes in accordance with Glass Lewis & Co.’s pre-determined proxy voting guidelines (“Guidelines”), unless KFA believes it is in the best interest of a Fund to vote differently.

Conflicts of Interests

KFA has adopted procedures that are designed to identify conflicts or potential conflicts that could arise between its own interests and those of the Funds. For example, conflicts of interest may arise when:

●	Proxy votes regarding non-routine matters are solicited by an issuer that has an institutional separate account relationship with KFA;[1]
●	a proponent of a proxy proposal has a business relationship with KFA; or
●	KFA has business relationships with participants in proxy contests, corporate directors or director candidates.

KFA’s senior management, in coordination with its CCO, are primarily responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. Any person with knowledge of a personal conflict of interest relating to a particular matter shall disclose that conflict to the CCO and may be required to recuse him or herself from the proxy voting process. If it is determined that a conflict of interest or potential conflict of interest is material, the CCO will work with appropriate personnel to agree upon a method to resolve such conflict before voting proxies affected by the conflict. It is KFA’s expectation that voting in accordance with the Guidelines should, in most cases, adequately address any possible conflicts of interest. All overrides to vote contrary to the Guidelines must be documented and approved by KFA’s CCO.

Special Issues with Voting Foreign Proxies

Although KFA has arrangements with the proxy vendor to vote foreign proxies, voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Logistical problems in voting foreign proxies include the following:

●	Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.
●	To vote shares in some countries, the shares may be “blocked” by the custodian or depository (or bearer shares deposited with a specified financial institution) fora specified number of days (usually five or fewer but sometimes longer) before or after the shareholder meeting. When blocked, shares typically may not be traded until the day after the blocking period. KFA may refrain from voting shares of foreign stocks subject to blocking restrictions where, in KFA’s judgment, the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares. This decision generally is made on a case-by-case basis based on relevant factors, including the length of the blocking period, the significance of the holding, and whether the stock is considered a long-term holding..
●	Often it is difficult to ascertain the date of a shareholder meeting because certain countries, such as France, do not require companies to publish announcements in any official stock exchange publication.
●	Timeframes between shareholder notification, distribution of proxy materials, book-closure and the actual meeting date may be too short to allow timely action.
●	Language barriers will generally mean that an English translation of proxy information must be obtained or commissioned before the relevant shareholder meeting.
●	Some companies and/or jurisdictions require that, in order to be eligible to vote, the shares of the beneficial holders be registered in the company’s share registry.
●	Lack of a “proxy voting service” by custodians in certain countries.

Proxy Voting Reporting

Information regarding how KFA, on behalf of the Funds, voted proxies is available on the SEC’s website at http://sec.gov.

KFA must provide the Funds’ Board with a report that describes any significant issues that arose during the year as they relate to voting proxies including any votes that were made inconsistent with KFA’s stated proxy voting policies and procedures. Additionally, on an at least annual basis, any changes to KFA’s proxy voting policies and procedure as they relate to the Funds, must be reported to the Board, which shall review and in its discretion, approve the use of such amended proxy voting policies and procedures.

1        For this purpose, KFA generally will consider as “non-routine” any matter listed in New York Stock Exchange Rule 452.11, relating to when a member adviser may not vote a proxy without instructions from its customer (for example, contested matters are deemed non-routine).

Securities Lending

Voting rights on the loaned securities may pass to the borrower, provided that KFA must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. KFA may instruct its securities lending agent to terminate loans and recall securities so that the securities may be voted by KFA if so determined by KFA consistent with its fiduciary duty to each Fund. Such notice shall be provided no less than the normal settlement period for the securities in question prior to the record date for the proxy vote or other corporate entitlement.

Class Actions

KFA does not commit to participate in all class actions that may arise with regard to Fund portfolio securities. Upon receipt of class action information, the COO or CCO will evaluate the costs versus the benefits of participation in the suit for each pertinent Fund. Unless the COO or CCO determines that it would be in the best interest of the Fund, KFA will not participate in the class action on behalf of the Fund. The COO or CCO will either return to the sender any documents inadvertently received by Adviser regarding class actions or forward the documents to the pertinent Fund(s). If a determination is made that the benefits of participating in a class action outweigh the cost of participation, the Adviser will distribute any compensation received pro rata to the investors in the Fund(s) based on the current percentage holdings in the Fund or as otherwise appropriately arranged and disclosed to investors.

Class Action Notices should be forwarded to the CCO upon receipt.

2019

PROXY PAPER™

GUIDELINES

AN OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE

UNITED STATES

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 Guidelines Introduction

SUMMARY OF CHANGES FOR THE 2019 UNITED STATES POLICY GUIDELINES

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we’ve made noteworthy revisions in the following areas, which are summarized below but discussed in greater detail in the relevant section of this document:

BOARD GENDER DIVERSITY

Our policy regarding board gender diversity, announced in November 2017, will take effect for meetings held after January 1, 2019. Under the updated policy, Glass Lewis will generally recommend voting against the nominating committee chair of a board that has no female members. Depending on other factors, including the size of the company, the industry in which the company operates and the governance profile of the company, we may extend this recommendation to vote against other nominating committee members. Also, when making these voting recommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending shareholders vote against directors of companies outside the Russell 3000 index, or when boards have provided a sufficient rationale for not having any female board members. Such rationale may include, but is not limited to, a disclosed timetable for addressing the lack of diversity on the board, and any notable restrictions in place regarding the board’s composition, such as director nomination agreements with significant investors.

CONFLICTING AND EXCLUDED PROPOSALS

We have codified our policy regarding conflicting special meeting shareholder resolutions:

●	In instances where companies place on the ballot both a management and shareholder proposal requesting different thresholds for the right to call a special meeting, Glass Lewis will generally recommend voting for the lower threshold (in most instances, the shareholder proposal) and recommend voting against the higher threshold.

●	In instances where there are conflicting management and shareholder special meeting proposals and the company does not currently maintain a special meeting right, Glass Lewis may consider recommending that shareholders vote in favor of the shareholder proposal and recommending that shareholders abstain from voting on management’s proposal.

●	In instances where companies have excluded a special meeting shareholder proposal in favor of a management proposal ratifying an existing special meeting right, Glass Lewis will typically recommend against the ratification proposal as well as members of the nominating and governance committee.

Glass Lewis will also be making note of instances where the SEC has allowed companies to exclude shareholder proposals, which may result in recommendations against members of the governance committee. In recent years, we have seen the dynamic nature of the considerations given by the SEC when determining whether companies may exclude certain shareholder proposals. We understand that not all shareholder proposals serve the long-term interests of shareholders and value and respect the limitations placed on shareholder proponents when submitting proposals to a vote of shareholders, as certain shareholder proposals can unduly burden companies. However, in the event that we believe that the exclusion of a shareholder proposal was detrimental to shareholders, we may, in very limited circumstances, recommend against the members of the governance committee.

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ENVIRONMENTAL AND SOCIAL RISK OVERSIGHT

We have codified our approach to reviewing how boards are overseeing environmental and social issues. For large cap companies and in instances where we identify material oversight issues, Glass Lewis will review a company’s overall governance practices and identify which directors or board-level committees have been charged with oversight of environmental and/or social issues. Glass Lewis will also note instances where such oversight has not been clearly defined by companies in their governance documents.

Further, we have clarified that, in instances where it is clear that companies have not properly managed or mitigated environmental or social risks to the detriment of shareholder value, or when such mismanagement has threatened shareholder value, Glass Lewis may consider recommending that shareholders vote against members of the board who are responsible for oversight of environmental and social risks. In the absence of explicit board oversight of environmental and social issues, Glass Lewis may recommend that shareholders vote against members of the audit committee. In making these determinations, Glass Lewis will carefully review the situation, its effect on shareholder value, as well as any corrective action or other response made by the company.

RATIFICATION OF AUDITOR: ADDITIONAL CONSIDERATIONS

We have codified additional factors we will consider when reviewing auditor ratification proposals, and extended our discussion of auditor ratification to reflect updated disclosure standards. Specifically, additional factors we will consider include the auditor’s tenure, a pattern of inaccurate audits, and any ongoing litigation or significant controversies which call into question an auditor’s effectiveness. In limited cases, these factors may contribute to a recommendation against auditor ratification.

VIRTUAL-ONLY SHAREHOLDER MEETINGS

Our policy regarding virtual-only shareholder meetings, announced in November 2017, will take effect for meetings held after January 1, 2019. Under this new policy, for companies that opt to hold their annual shareholder meeting by virtual means, and without the option of attending the meeting in person, Glass Lewis will examine the company’s disclosure of its virtual meeting procedures and may recommend voting against members of the governance committee if the company does not provide disclosure assuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

Examples of effective disclosure include: (i) addressing the ability of shareholders to ask questions during the meeting, including time guidelines for shareholder questions, rules around what types of questions are allowed, and rules for how questions and comments will be recognized and disclosed to meeting participants; (ii) procedures, if any, for posting appropriate questions received during the meeting, and the company’s answers, on the investor page of their website as soon as is practical after the meeting; (iii) addressing technical and logistical issues related to accessing the virtual meeting platform; and (iv) procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting.

EXECUTIVE COMPENSATION

ADDED EXCISE TAX GROSS-UPS

When analyzing the performance of the board’s compensation committee, we will now include the inclusion of new excise tax gross-up provisions as an additional factor that may contribute to a negative voting recommendation. When new excise tax gross-ups are provided for in executive employment agreements, we will consider recommending against members of the compensation committee, particularly in situations where a company previously committed not to provide any such entitlements in the future.

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CONTRACTUAL PAYMENTS AND ARRANGEMENTS

We have extended our policy regarding contractual payments and arrangements, and clarified the terms that may contribute to a negative voting recommendation on a say-on-pay proposal. When evaluating severance and sign-on arrangements, we consider general U.S. market practice, as well as the size and design of entitlements.

EXECUTIVE COMPENSATION DISCLOSURE FOR SMALLER REPORTING COMPANIES

When analyzing the performance of a board’s compensation committee, we will consider the impact of materially decreased CD&A disclosure when formulating our recommendations and may consider recommending against members of the committee where a reduction in disclosure substantially impacts shareholders’ ability to make an informed assessment of the company’s executive pay practices.

In June 2018, the SEC adopted amendments to raise the thresholds in the definition of “smaller reporting company” (or “SRC”), thereby significantly expanding the number of companies eligible to comply with reduced disclosure requirements. Specifically, a company with less than $250 million of public float, or a company with less than $100 million in annual revenues and either no public float or a public float of less than $700 million will be eligible. Under the lower disclosure standard, a company is only required to disclose two years of summary compensation table information rather than three, and for the top three named executive officers rather than five. Additionally, SRCs are not required to provide a compensation discussion and analysis, or tables detailing grants of plan-based awards to executives.

GRANTS OF FRONT-LOADED AWARDS

We have added a discussion of grants of front-loaded awards. We believe that there are certain risks associated with the use of this structure. When evaluating such awards, Glass Lewis takes quantum, design and the company’s rationale for granting awards under this structure into consideration.

RECOUPMENT PROVISIONS (“CLAWBACKS”)

We have clarified our policy regarding “Recoupment Provisions (“Clawbacks”)”, as we are increasingly focusing attention on the specific terms of recoupment policies beyond whether a company maintains a “clawback” that simply satisfies the minimum legal requirements.

OTHER EXECUTIVE COMPENSATION CLARIFICATIONS

In addition to the above, we have clarified and formalized several aspects of our current executive compensation policy guidelines. These include updated language in our discussion of how peer groups contribute to recommendations, revising our description of the pay-for-performance model, and adding discussion on the consideration of discretion in incentive plans. We have also added an explanation of the structure and disclosure ratings in our Proxy Papers and addressed certain recent developments in our discussion of director compensation and bonus plans.

CLARIFYING AMENDMENTS

While we have not changed our current approach to the following topics, we have codified our policies pertaining to the following:

AUDITOR RATIFICATION PROPOSALS AT BUSINESS DEVELOPMENT COMPANIES (“BDCS”)

We have clarified why we do not recommend voting against members of the audit committees of business development companies for failing to include auditor ratification on the ballot alongside a proposal to issue shares below NAV.

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DIRECTOR RECOMMENDATIONS ON THE BASIS OF COMPANY PERFORMANCE

With regard to our voting recommendations on the basis of company performance, we have clarified that in addition to the company’s stock price performance, we consider the company’s overall corporate governance, pay-for-performance alignment and responsiveness to shareholders, and that our recommendation is not based solely on stock price performance in the bottom quartile of the company’s sector.

DIRECTOR AND OFFICER INDEMNIFICATION

We have added a section clarifying our approach to analyzing indemnification provisions for directors and officers. While Glass Lewis strongly believes that directors and officers should be held to the highest standard when carrying out their duties to shareholders, some protection from liability is reasonable to protect them against certain suits so that these officers feel comfortable taking measured risks that may benefit shareholders. As such, we find it appropriate for a company to provide indemnification and/or enroll in liability insurance to cover its directors and officers so long as the terms of such agreements are reasonable.

NOL PROTECTIVE AMENDMENTS

Previously, when companies proposed the adoption of a NOL Poison Pill in addition to a separate proposal seeking approval of “protective amendments” to restrict certain share transfers, we would generally support adoption of the NOL Pill while opposing the protective amendment, on the grounds that the pill itself would be sufficiently restrictive to protect the company’s deferred tax assets. Given that it is common practice in the United States to seek approval of both proposals simultaneously in order to appropriately protect such assets, we have clarified that in cases where companies propose adoption of both a NOL Poison Pill and an additional bylaw amendment restricting certain share transfers, we may support both as long as we find the terms to be reasonable.

OTC-LISTED COMPANIES

We have added a section clarifying our approach to analyzing OTC-listed companies and our recommendations relating to lack of sufficient disclosure. Specifically, we have clarified that in cases where shareholders are not provided with information regarding the composition of the board, its key committees or other basic governance practices, we generally hold the chair of the board’s governance committee responsible, or the chair of the board in cases where no governance committee is disclosed.

QUORUM REQUIREMENTS

We have added a section clarifying our approach to analyzing quorum requirements for shareholder meetings. Glass Lewis generally believes that a company’s quorum requirement should be set at a level high enough to ensure that a broad range of shareholders is represented in person or by proxy, but low enough that the company can transact necessary business.

We generally believe that a majority of outstanding shares entitled to vote is an appropriate quorum for the transaction of business at shareholder meetings. However, should a company seek shareholder approval of a lower quorum requirement we will generally support a reduced quorum of at least one-third of shares entitled to vote, either in person or by proxy. When evaluating such proposals, we also consider the specific facts and circumstances of the company such as size and shareholder base.

HOUSEKEEPING CHANGES

Lastly, we have made several minor edits of a housekeeping nature, including the removal of several outdated references, in order to enhance clarity and readability.

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A Board of Directors that Serves the Interests of Shareholders

ELECTION OF DIRECTORS

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium-and long-term. We believe that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.

INDEPENDENCE

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board, and therefore believe such a director’s independence may be hampered, in particular when serving on the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director — An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test.

Affiliated Director — An affiliated director has, (or within the past three years, had) a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the company.3 In addition, we view a director who either owns or controls 20% or more of the company’s voting stock, or is an employee or affiliate of an entity that controls such amount, as an affiliate.4

1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

2 If a company does not consider a non-employee director to be independent, Glass Lewis will classify that director as an affiliate.

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We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Glass Lewis applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.

Definition of “Material”: A material relationship is one in which the dollar value exceeds:

●	$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

●	$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services.[5] This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;[6] and any aircraft and real estate dealings between the company and the director’s firm; or

●	1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).[7]

Definition of “Familial” — Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if: i) he or she has a family member who is employed by the company and receives more than $120,000 in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual’s compensation.

Definition of “Company” — A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director — An inside director simultaneously serves as a director and as an employee of the company. This category may include a board chair who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

3 We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

4 This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

5 We may deem such a transaction to be immaterial where the amount represents less than 1% of the firm’s annual revenues and the board provides a compelling rationale as to why the director’s independence is not affected by the relationship.

6 We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, we will consider the director to be independent.

7 This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.

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Additionally, we believe a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position.

VOTING RECOMMENDATIONS ON THE BASIS OF BOARD INDEPENDENCE

Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically8 recommend voting against some of the inside and/ or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chair’s presence.

In addition, we scrutinize avowedly “independent” chairs and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

COMMITTEE INDEPENDENCE

We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.9 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board’s considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the “Fees Factor”); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the “Affiliation Factor”).

Glass Lewis believes it is important for boards to consider these enhanced independence factors when assessing compensation committee members. However, as discussed above in the section titled Independence, we apply our own standards when assessing the independence of directors, and these standards also take into account consulting and advisory fees paid to the director, as well as the director’s affiliations with the company and its subsidiaries and affiliates. We may recommend voting against compensation committee members who are not independent based on our standards.

8 With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the issue giving rise to the concern is not resolved.

9 We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

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INDEPENDENT CHAIR

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chair creates a better governance structure than a combined CEO/chair position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/chair presumably will have a significant influence over the board.

While many companies have an independent lead or presiding director who performs many of the same functions of an independent chair (e.g., setting the board meeting agenda), we do not believe this alternate form of independent board leadership provides as robust protection for shareholders as an independent chair.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chair controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chair can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chair is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chair fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction — one study indicates that only 10 percent of incoming CEOs in 2014 were awarded the chair title, versus 48 percent in 2002.10 Another study finds that 51 percent of S&P 500 boards now separate the CEO and chair roles, up from 37 percent in 2009, although the same study found that only 28 percent of S&P 500 boards have truly independent chairs.11

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically recommend that our clients support separating the roles of chair and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Further, where the company has neither an independent chair nor independent lead director, we will recommend voting against the chair of the governance committee.

10 Ken Favaro, Per-Ola Karlsson and Gary L. Nelson. “The $112 Billion CEO Succession Problem.” (Strategy+Business, Issue 79, Summer 2015).

11 Spencer Stuart Board Index, 2017, p. 24.

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PERFORMANCE

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred serving on the boards of companies with similar problems. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

VOTING RECOMMENDATIONS ON THE BASIS OF PERFORMANCE

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, auditor accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders. We will reevaluate such directors based on, among other factors, the length of time passed since the incident giving rise to the concern, shareholder support for the director, the severity of the issue, the director’s role (e.g., committee membership), director tenure at the subject company, whether ethical lapses accompanied the oversight lapse, and evidence of strong oversight at other companies.

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

We believe shareholders should avoid electing directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.[12]

2.	A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4.	A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

Furthermore, with consideration given to the company’s overall corporate governance, pay-for-performance alignment and board responsiveness to shareholders, we may recommend voting against directors who served throughout a period in which the company performed significantly worse than peers and the directors have not taken reasonable steps to address the poor performance.

12 However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

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BOARD RESPONSIVENESS

Glass Lewis believes that any time 20% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders. These include instances when 20% or more of shareholders (excluding abstentions and broker non-votes): WITHHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 20% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not a board response was warranted and, if so, whether the board responded appropriately following the vote, particularly in the case of a compensation or director election proposal. While the 20% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a say-on-pay proposal, etc.), it may be a contributing factor to our recommendation to vote against management’s recommendation in the event we determine that the board did not respond appropriately.

With regards to companies where voting control is held through a dual-class share structure with disproportionate voting and economic rights, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a management proposal, we believe the board should demonstrate an appropriate level of responsiveness.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g., the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company’s last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:

●	At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;

●	Any revisions made to the company’s articles of incorporation, bylaws or other governance documents;

●	Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and

●	Any modifications made to the design and structure of the company’s compensation program, as well as an assessment of the company’s engagement with shareholders on compensation issues as discussed in the CD&A, particularly following a material vote against a company’s say-on-pay.

Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current voting recommendations.

THE ROLE OF A COMMITTEE CHAIR

Glass Lewis believes that a designated committee chair maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific voting recommendations are against the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chair but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

●	If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e., in either case, the “senior director”); and

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●	If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.

On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair, but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

AUDIT COMMITTEES AND PERFORMANCE

Audit committees play an integral role in overseeing the financial reporting process because stable capital markets depend on reliable, transparent, and objective financial information to support an efficient and effective capital market process. Audit committees play a vital role in providing this disclosure to shareholders.

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting — the full board including the audit committee, financial management including the internal auditors, and the outside auditors — form a ’three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ’first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

STANDARDS FOR ASSESSING THE AUDIT COMMITTEE

For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”13

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. While we will not necessarily recommend voting against members of an audit committee when such expertise is lacking, we are more likely to recommend voting against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

13 Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

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When assessing the decisions and actions of the audit committee, we typically defer to its judgment and generally recommend voting in favor of its members. However, we will consider recommending that shareholders vote against the following:14

1.	All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2.	The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least four times during the year.

4.	The audit committee chair, if the committee has less than three members.

5.	Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.[15]

6.	All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.	The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.	All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board (“PCAOB”).

9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11.	The audit committee chair[16] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.	All members of an audit committee where the auditor has resigned and reported that a section 10A17 letter has been issued.

14 As discussed under the section labeled “Committee Chair,” where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

15 Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

16 As discussed under the section labeled “Committee Chair,” in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

17 Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

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13.	All members of an audit committee at a time when material accounting fraud occurred at the company.[18]

14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

●	The restatement involves fraud or manipulation by insiders;

●	The restatement is accompanied by an SEC inquiry or investigation;

●	The restatement involves revenue recognition;

●	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

●	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15.	All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last five quarters.

16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17.	All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.

18.	All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).

19.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.[19]

20.	All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

COMPENSATION COMMITTEE PERFORMANCE

Compensation committees have a critical role in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

18 Research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).

19 The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

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Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the board’s compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant’s conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (“CD&A”) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.

When assessing the performance of compensation committees, we will consider recommending that shareholders vote against the following:20

1.	All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 20% of votes cast) against the say-on-pay proposal in the prior year, if the board did not respond sufficiently to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chair of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.

2.	All members of the compensation committee who are up for election and served when the company failed to align pay with performance if shareholders are not provided with an advisory vote on executive compensation at the annual meeting.[21]

20 As discussed under the section labeled “Committee Chair,” where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

21 If a company provides shareholders with a say-on-pay proposal, we will initially only recommend voting against the company’s say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. However, if the company repeatedly fails to align pay and performance, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal. For cases in which the disconnect between pay and performance is marginal and the company has outperformed its peers, we will consider not recommending against compensation committee members. In addition, if a company provides shareholders with a say-on-pay proposal, we will initially only recommend voting against the company’s say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. However, if the company repeatedly fails to align pay and performance, we will then recommend against the members of the compensation committee in addition to recommending voting against the sayon-pay proposal.

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3.	Any member of the compensation committee who has served on the compensation committee of at least two other public companies that have consistently failed to align pay with performance and whose oversight of compensation at the company in question is suspect.

4.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

5.	All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.

7.	The compensation committee chair if the compensation committee did not meet during the year.

8.	All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

9.	All members of the compensation committee when vesting of in-the-money options is accelerated.

10.	All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

12.	All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13.	The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14.	All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[22]

15.	All members of the compensation committee when the board has materially decreased proxy statement disclosure regarding executive compensation policies and procedures in a manner which substantially impacts shareholders’ ability to make an informed assessment of the company’s executive pay practices.

16.	All members of the compensation committee when new excise tax gross-up provisions are adopted in employment agreements with executives, particularly in cases where the company previously committed not to provide any such entitlements in the future.

22 In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

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NOMINATING AND GOVERNANCE COMMITTEE PERFORMANCE

The nominating and governance committee, as an agent for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. (At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsibilities are apportioned among two separate committees.)

Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience, board tenure and culture.

Regarding the committee responsible for governance, we will consider recommending that shareholders vote against the following:23

1.	All members of the governance committee[24] during whose tenure a shareholder proposal relating to important shareholder rights received support from a majority of the votes cast (excluding abstentions and broker non-votes) and the board has not begun to implement or enact the proposal’s subject matter.[25] Examples of such shareholder proposals include those seeking a declassified board structure, a majority vote standard for director elections, or a right to call a special meeting. In determining whether a board has sufficiently implemented such a proposal, we will examine the quality of the right enacted or proffered by the board for any conditions that may unreasonably interfere with the shareholders’ ability to exercise the right (e.g., overly restrictive procedural requirements for calling a special meeting).

2.	The governance committee chair,[26] when the chair is not independent and an independent lead or presiding director has not been appointed.[27]

3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4.	The governance committee chair, when the committee fails to meet at all during the year.

5.	The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a share-holder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements).

23 As discussed in the guidelines section labeled “Committee Chair,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

24 If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, we will recommend voting against all director nominees up for election.

25 Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

26 As discussed in the guidelines section labeled “Committee Chair,” if the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

27 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against the governance committee chair as we believe the lack of fixed lead or presiding director means that, effectively, the board does not have an independent board leader.

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6.	The governance committee chair, when during the past year the board adopted a forum selection clause (i.e., an exclusive forum provision)[28] without shareholder approval, or if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

7.	All members of the governance committee during whose tenure the board adopted, without shareholder approval, provisions in its charter or bylaws that, through rules on director compensation, may inhibit the ability of shareholders to nominate directors.

8.	The governance committee chair when the board takes actions to limit shareholders’ ability to vote on matters material to shareholder rights (e.g., through the practice of excluding a shareholder proposal by means of ratifying a management proposal that is materially different from the shareholder proposal).

In addition, we may recommend that shareholders vote against the chair of the governance committee, or the entire committee, where the board has amended the company’s governing documents to reduce or remove important shareholder rights, or to otherwise impede the ability of shareholders to exercise such right, and has done so without seeking shareholder approval. Examples of board actions that may cause such a recommendation include: the elimination of the ability of shareholders to call a special meeting or to act by written consent; an increase to the ownership threshold required for shareholders to call a special meeting; an increase to vote requirements for charter or bylaw amendments; the adoption of provisions that limit the ability of shareholders to pursue full legal recourse — such as bylaws that require arbitration of shareholder claims or that require shareholder plaintiffs to pay the company’s legal expenses in the absence of a court victory (i.e., “fee-shifting” or “loser pays” bylaws); the adoption of a classified board structure; and the elimination of the ability of shareholders to remove a director without cause.

Regarding the nominating committee, we will consider recommending that shareholders vote against the following:29

1.	All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.	The nominating committee chair, if the nominating committee did not meet during the year.

3.	In the absence of a governance committee, the nominating committee chair[30] when the chair is not independent, and an independent lead or presiding director has not been appointed.[31]

4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.[32]

28 A forum selection clause is a bylaw provision stipulating that a certain state, typically where the company is incorporated, which is most often Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g., shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and related relief offered under that state’s laws and rulings.

29 As discussed in the guidelines section labeled “Committee Chair,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

30 As discussed under the section labeled “Committee Chair,” if the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longestserving board member on the committee.

31 In the absence of both a governance and a nominating committee, we will recommend voting against the board chair on this basis, unless if the chair also serves as the CEO, in which case we will recommend voting against the longest-serving director.

32 In the absence of both a governance and a nominating committee, we will recommend voting against the board chair on this basis, unless if the chair also serves as the CEO, in which case we will recommend voting against the the longest-serving director.

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5.	The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[33]

6.	The nominating committee chair when the board has no female directors and has not provided sufficient rationale or disclosed a plan to address the lack of diversity on the board.

In addition, we may consider recommending shareholders vote against the chair of the nominating committee where the board’s failure to ensure the board has directors with relevant experience, either through periodic director assessment or board refreshment, has contributed to a company’s poor performance.

BOARD-LEVEL RISK MANAGEMENT OVERSIGHT

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee’s poor oversight contributed to the loss, we will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)34, we will consider recommending to vote against the board chair on that basis. However, we generally would not recommend voting against a combined chair/CEO, except in egregious cases.

ENVIRONMENTAL AND SOCIAL RISK OVERSIGHT

Glass Lewis understands the importance of ensuring the sustainability of companies’ operations. We believe that an inattention to material environmental and social issues can present direct legal, financial, regulatory and reputational risks that could serve to harm shareholder interests. Therefore, we believe that these issues should be carefully monitored and managed by companies, and that companies should have an appropriate oversight structure in place to ensure that they are mitigating attendant risks and capitalizing on related opportunities to the best extent possible.

33 Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the severity of the issue(s) that initially raised shareholder concern as well as company responsiveness to such matters, and will only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 20% or more) vote against based on the same analysis.

34 A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

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Glass Lewis believes that companies should ensure appropriate board-level oversight of material risks to their operations, including those that are environmental and social in nature. Accordingly, for large cap companies and in instances where we identify material oversight issues, Glass Lewis will review a company’s overall governance practices and identify which directors or board-level committees have been charged with oversight of environmental and/or social issues. Glass Lewis will also note instances where such oversight has not been clearly defined by companies in their governance documents.

Where it is clear that a company has not properly managed or mitigated environmental or social risks to the detriment of shareholder value, or when such mismanagement has threatened shareholder value, Glass Lewis may consider recommending that shareholders vote against members of the board who are responsible for oversight of environmental and social risks. In the absence of explicit board oversight of environmental and social issues, Glass Lewis may recommend that shareholders vote against members of the audit committee. In making these determinations, Glass Lewis will carefully review the situation, its effect on shareholder value, as well as any corrective action or other response made by the company.

DIRECTOR COMMITMENTS

We believe that directors should have the necessary time to fulfill their duties to shareholders. In our view, an overcommitted director can pose a material risk to a company’s shareholders, particularly during periods of crisis. In addition, recent research indicates that the time commitment associated with being a director has been on a significant upward trend in the past decade.35 As a result, we generally recommend that shareholders vote against a director who serves as an executive officer of any public company while serving on more than two public company boards and any other director who serves on more than five public company boards.

Because we believe that executives will primarily devote their attention to executive duties, we generally will not recommend that shareholders vote against overcommitted directors at the companies where they serve as an executive.

When determining whether a director’s service on an excessive number of boards may limit the ability of the director to devote sufficient time to board duties, we may consider relevant factors such as the size and location of the other companies where the director serves on the board, the director’s board roles at the companies in question, whether the director serves on the board of any large privately-held companies, the director’s tenure on the boards in question, and the director’s attendance record at all companies. In the case of directors who serve in executive roles other than CEO (e.g., executive chair), we will evaluate the specific duties and responsibilities of that role in determining whether an exception is warranted.

We may also refrain from recommending against certain directors if the company provides sufficient rationale for their continued board service. The rationale should allow shareholders to evaluate the scope of the directors’ other commitments, as well as their contributions to the board including specialized knowledge of the company’s industry, strategy or key markets, the diversity of skills, perspective and background they provide, and other relevant factors. We will also generally refrain from recommending to vote against a director who serves on an excessive number of boards within a consolidated group of companies or a director that represents a firm whose sole purpose is to manage a portfolio of investments which include the company.

35 For example, the 2015-2016 NACD Public Company Governance Survey states that, on average, directors spent a total of 248.2 hours annual on board-related matters during the past year, which it describes as a “historically high level” that is significantly above the average hours recorded in 2006. Additionally, the 2015 Spencer Stuart Board Index indicates that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.7 in 2009 and 0.9 in 2004.

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OTHER CONSIDERATIONS

In addition to the three key characteristics — independence, performance, experience — that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of directors:

1.	A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2.	A director who provides — or a director who has an immediate family member who provides — material consulting or other material professional services to the company. These services may include legal, consulting,[36] or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

3.	A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

4.	Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[37]

5.	All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.[38] In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justification, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

36 We will generally refrain from recommending against a director who provides consulting services for the company if the director is excluded from membership on the board’s key committees and we have not identified significant governance concerns with the board.

37 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.

38 Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

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Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the chair of the nominating committee (or the governance committee, in the absence of a nominating committee) at a board with fewer than five directors or more than 20 directors.

CONTROLLED COMPANIES

We believe controlled companies warrant certain exceptions to our independence standards. The board’s function is to protect shareholder interests; however, when an individual, entity (or group of shareholders party to a formal agreement) owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds board independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

1.	We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

●	We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

●	Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3.	Controlled companies do not need an independent chair or an independent lead or presiding director. Although an independent director in a position of authority on the board — such as chair or presiding director — can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

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Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

Despite a controlled company’s status, unlike for the other key committees, we nevertheless believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

Board Responsiveness at Dual-Class Companies

With regards to companies where voting control is held through a dual-class share structure with disproportionate voting and economic rights, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a management proposal, we believe the board should demonstrate an appropriate level of responsiveness.

SIGNIFICANT SHAREHOLDERS

Where an individual or entity holds between 20-50% of a company’s voting power, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.

GOVERNANCE FOLLOWING AN IPO OR SPIN-OFF

We believe companies that have recently completed an initial public offering (“IPO”) or spin-off should be allowed adequate time to fully comply with marketplace listing requirements and meet basic corporate governance standards. Generally speaking, Glass Lewis refrains from making recommendations on the basis of governance standards (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, some cases warrant shareholder action against the board of a company that have completed an IPO or spin-off within the past year. When evaluating companies that have recently gone public, Glass Lewis will review the terms of the applicable governing documents in order to determine whether shareholder rights are being severely restricted indefinitely. We believe boards that approve highly restrictive governing documents have demonstrated that they may subvert shareholder interests following the IPO. In conducting this evaluation, Glass Lewis will consider:

1.	The adoption of anti-takeover provisions such as a poison pill or classified board

2.	Supermajority vote requirements to amend governing documents

3.	The presence of exclusive forum or fee-shifting provisions

4.	Whether shareholders can call special meetings or act by written consent

5.	The voting standard provided for the election of directors

6.	The ability of shareholders to remove directors without cause

7.	The presence of evergreen provisions in the Company’s equity compensation arrangements

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8.	The presence of a dual-class share structure which does not afford common shareholders voting power that is aligned with their economic interest

In cases where a board adopts an anti-takeover provision preceding an IPO, we will consider recommending to vote against the members of the board who served when it was adopted if the board: (i) did not also commit to submit the anti-takeover provision to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide a sound rationale or sunset provision for adopting the anti-takeover provision in question.

In our view, adopting an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a classified board with an infinite duration or a poison pill with a five-to ten-year term immediately prior to going public, thereby insulated management for a substantial amount of time.

In addition, shareholders should also be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time, long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

DUAL-LISTED OR FOREIGN-INCORPORATED COMPANIES

For companies that trade on multiple exchanges or are incorporated in foreign jurisdictions but trade only in the U.S., we will apply the governance standard most relevant in each situation. We will consider a number of factors in determining which Glass Lewis country-specific policy to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market; (ii) the nature of the proposals; (iii) the location of the company’s primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company’s SEC filings.

OTC-LISTED COMPANIES

Companies trading on the OTC Bulletin Board are not considered “listed companies” under SEC rules and therefore not subject to the same governance standards as listed companies. However, we believe that more stringent corporate governance standards should be applied to these companies given that their shares are still publicly traded.

When reviewing OTC companies, Glass Lewis will review the available disclosure relating to the shareholder meeting to determine whether shareholders are able to evaluate several key pieces of information, including: (i) the composition of the board’s key committees, if any; (ii) the level of share ownership of company insiders or directors; (iii) the board meeting attendance record of directors; (iv) executive and non-employee director compensation; (v) related-party transactions conducted during the past year; and (vi) the board’s leadership structure and determinations regarding director independence.

We are particularly concerned when company disclosure lacks any information regarding the board’s key committees. We believe that committees of the board are an essential tool for clarifying how the responsibilities of the board are being delegated, and specifically for indicating which directors are accountable for ensuring: (i) the independence and quality of directors, and the transparency and integrity of the nominating process; (ii) compensation programs that are fair and appropriate; (iii) proper oversight of the company’s accounting, financial reporting, and internal and external audits; and (iv) general adherence to principles of good corporate governance.

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In cases where shareholders are unable to identify which board members are responsible for ensuring oversight of the above-mentioned responsibilities, we may consider recommending against certain members of the board. Ordinarily, we believe it is the responsibility of the corporate governance committee to provide thorough disclosure of the board’s governance practices. In the absence of such a committee, we believe it is appropriate to hold the board’s chair or, if such individual is an executive of the company, the longest-serving non-executive board member accountable.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s advisor are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1.	Size of the board of directors — The board should be made up of between five and twenty directors.

2.	The CFO on the board — Neither the CFO of the fund nor the CFO of the fund’s registered investment advisor should serve on the board.

3.	Independence of the audit committee — The audit committee should consist solely of independent directors.

4.	Audit committee financial expert — At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1.	Independence of the board — We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.	When the auditor is not up for ratification — We do not recommend voting against the audit committee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.	Non-independent chair — The SEC has proposed that the chair of the fund board be independent. We agree that the roles of a mutual fund’s chair and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chair of an investment company’s nominating committee as well as the board chair if the chair and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chair and we agree with them that “an independent board chair would be better able to create conditions favoring the long-term interests of fund shareholders than would a chair who is an executive of the advisor.” (See the comment letter sent to the SEC in support of the proposed rule at http://www.sec.gov/news/studies/indchair.pdf.)

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4.	Multiple funds overseen by the same director — Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s (“ICI”) Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) staggered boards are associated with a reduction in a firm’s valuation; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Some research has indicated that shareholders are worse off when a staggered board blocks a transaction; further, when a staggered board negotiates a friendly transaction, no statistically significant difference in premium occurs.39 Additional research found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”40 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”41

Shareholders have increasingly come to agree with this view. In 2016, 92% of S&P 500 companies had declassified boards, up from approximately 40% a decade ago.42 Management proposals to declassify boards are approved with near unanimity and shareholder proposals on the topic also receive strong shareholder support; in 2014, shareholder proposals requesting that companies declassify their boards received average support of 84% (excluding abstentions and broker non-votes), whereas in 1987, only 16.4% of votes cast favored board declassification.43 Further, a growing number of companies, nearly half of all those targeted by shareholder proposals requesting that all directors stand for election annually, either recommended shareholders support the proposal or made no recommendation, a departure from the more traditional management recommendation to vote against shareholder proposals.

Given our belief that declassified boards promote director accountability, the empirical evidence suggesting staggered boards reduce a company’s value and the established shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

BOARD COMPOSITION AND REFRESHMENT

Glass Lewis strongly supports routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. Further, we believe the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of the director evaluations, as opposed to relying solely on age or tenure limits. When necessary, shareholders can address concerns regarding proper board composition through director elections.

39 Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002).

40 Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

41 Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.

42 Spencer Stuart Board Index, 2016, p. 14.

43 Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy”.

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In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. This said, we recognize that in rare circumstances, a lack of refreshment can contribute to a lack of board responsiveness to poor company performance.

On occasion, age or term limits can be used as a means to remove a director for boards that are unwilling to police their membership and enforce turnover. Some shareholders support term limits as a way to force change in such circumstances.

While we understand that age limits can aid board succession planning, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. We believe that shareholders are better off monitoring the board’s overall composition, including the diversity of its members, the alignment of the board’s areas of expertise with a company’s strategy, the board’s approach to corporate governance, and its stewardship of company performance, rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

BOARD DIVERSITY

Glass Lewis recognizes the importance of ensuring that the board is comprised of directors who have a diversity of skills, thought and experience, as such diversity benefits companies by providing a broad range of perspectives and insights.44 Glass Lewis closely reviews the composition of the board for representation of diverse director candidates and will generally recommend against the nominating committee chair of a board that has no female members.

Depending on other factors, including the size of the company, the industry in which the company operates, the state in which the company is headquartered, and the governance profile of the company, we may extend this recommendation to vote against other nominating committee members. When making these voting recommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending shareholders vote against directors of companies outside the Russell 3000 index, or when boards have provided a sufficient rationale for not having any female board members. Such rationale may include, but is not limited to, a disclosed timetable for addressing the lack of diversity on the board and any notable restrictions in place regarding the board’s composition, such as director nomination agreements with significant investors.

In September 2018, California Governor Jerry Brown signed into law Senate Bill 826, which requires all companies headquartered in the state to have one woman on their board by the end of 2019. In addition, by the end of 2021, companies must have at least two women on boards of five members and at least three women on boards with six or more directors. Accordingly, during the 2019 proxy season, if a company headquartered in California does not have at least one woman on its board, we will generally recommend voting against the chair of the nominating committee unless the company has disclosed a clear plan for how they intend to address this issue prior to the end of 2019.

44 http://www.glasslewis.com/wp-content/uploads/2017/03/2017-In-Depth-Report-Gender-Diversity.pdf.

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PROXY ACCESS

In lieu of running their own contested election, proxy access would not only allow certain shareholders to nominate directors to company boards but the shareholder nominees would be included on the company’s ballot, significantly enhancing the ability of shareholders to play a meaningful role in selecting their representatives. Glass Lewis generally supports affording shareholders the right to nominate director candidates to management’s proxy as a means to ensure that significant, long-term shareholders have an ability to nominate candidates to the board.

Companies generally seek shareholder approval to amend company bylaws to adopt proxy access in response to shareholder engagement or pressure, usually in the form of a shareholder proposal requesting proxy access, although some companies may adopt some elements of proxy access without prompting. Glass Lewis considers several factors when evaluating whether to support proposals for companies to adopt proxy access including the specified minimum ownership and holding requirement for shareholders to nominate one or more directors, as well as company size, performance and responsiveness to shareholders.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis’ Proxy Paper Guidelines for Shareholder Initiatives, available at www.glasslewis.com.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

Majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

The number of shareholder proposals requesting that companies adopt a majority voting standard has declined significantly during the past decade, largely as a result of widespread adoption of majority voting or director resignation policies at U.S. companies. In 2017, 89% of the S&P 500 Index had implemented a resignation policy for directors failing to receive majority shareholder support, compared to 76% in 2011.45

THE PLURALITY VOTE STANDARD

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including that director, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard is the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.”

ADVANTAGES OF A MAJORITY VOTE STANDARD

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. Given that so few directors (less than 100 a year) do not receive majority support from shareholders, we think that a majority vote standard is reasonable since it will neither result in many failed director elections nor reduce the willingness of qualified, shareholder-focused directors to serve in the future. Further, most directors who fail to receive a majority shareholder vote in favor of their election do not step down, underscoring the need for true majority voting.

45 Spencer Stuart Board Index, 2017, p. 16.

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We believe that a majority vote standard will likely lead to more attentive directors. Although shareholders only rarely fail to support directors, the occasional majority vote against a director’s election will likely deter the election of directors with a record of ignoring shareholder interests. Glass Lewis will therefore generally support proposals calling for the election of directors by a majority vote, excepting contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (i.e., a resignation policy) to actually requiring a majority vote of outstanding shares to elect directors.

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

CONFLICTING AND EXCLUDED PROPOSALS

SEC Rule 14a-8(i)(9) allows companies to exclude shareholder proposals “if the proposal directly conflicts with one of the company’s own proposals to be submitted to shareholders at the same meeting.” On October 22, 2015, the SEC issued Staff Legal Bulletin No. 14H (“SLB 14H”) clarifying its rule concerning the exclusion of certain shareholder proposals when similar items are also on the ballot. SLB 14H increased the burden on companies to prove to SEC staff that a conflict exists; therefore, many companies still chose to place management proposals alongside similar shareholder proposals in many cases.

During the 2018 proxy season, a new trend in the SEC’s interpretation of this rule emerged. Upon submission of shareholder proposals requesting that companies adopt a lower special meeting threshold, several companies petitioned the SEC for no-action relief under the premise that the shareholder proposals conflicted with management’s own special meeting proposals, even though the management proposals set a higher threshold than those requested by the proponent. No-action relief was granted to these companies; however, the SEC stipulated that the companies must state in the rationale for the management proposals that a vote in favor of management’s proposal was tantamount to a vote against the adoption of a lower special meeting threshold. In certain instances, shareholder proposals to lower an existing special meeting right threshold were excluded on the basis that they conflicted with management proposals seeking to ratify the existing special meeting rights. We find the exclusion of these shareholder proposals to be especially problematic as, in these instances, shareholders are not offered any enhanced shareholder right, nor would the approval (or rejection) of the ratification proposal initiate any type of meaningful change to shareholders’ rights.

In instances where companies have excluded shareholder proposals, such as those instances where special meeting shareholder proposals are excluded as a result of “conflicting” management proposals, Glass Lewis will take a case-by-case approach, taking into account the following issues:

●	The threshold proposed by the shareholder resolution;

●	The threshold proposed or established by management and the attendant rationale for the threshold;

●	Whether management’s proposal is seeking to ratify an existing special meeting right or adopt a bylaw that would establish a special meeting right; and

●	The company’s overall governance profile, including its overall responsiveness to and engagement with shareholders.

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Glass Lewis generally favors a 10-15% special meeting right. Accordingly, Glass Lewis will generally recommend voting for management or shareholder proposals that fall within this range. When faced with conflicting proposals, Glass Lewis will generally recommend in favor of the lower special meeting right and will recommend voting against the proposal with the higher threshold. However, in instances where there are conflicting management and shareholder proposals and a company has not established a special meeting right, Glass Lewis may recommend that shareholders vote in favor of the shareholder proposal and that they abstain from a management-proposed bylaw amendment seeking to establish a special meeting right. We believe that an abstention is appropriate in this instance in order to ensure that shareholders are sending a clear signal regarding their preference for the appropriate threshold for a special meeting right, while not directly opposing the establishment of such a right.

In cases where the company excludes a shareholder proposal seeking a reduced special meeting right by means of ratifying a management proposal that is materially different from the shareholder proposal, we will generally recommend voting against the chair or members of the governance committee.

In other instances of conflicting management and shareholder proposals, Glass Lewis will consider the following:

●	The nature of the underlying issue;

●	The benefit to shareholders of implementing the proposal;

●	The materiality of the differences between the terms of the shareholder proposal and management proposal;

●	The context of a company’s shareholder base, corporate structure and other relevant circumstances; and

●	A company’s overall governance profile and, specifically, its responsiveness to shareholders as evidenced by a company’s response to previous shareholder proposals and its adoption of progressive shareholder rights provisions.

In recent years, we have seen the dynamic nature of the considerations given by the SEC when determining whether companies may exclude certain shareholder proposals. We understand that not all shareholder proposals serve the long-term interests of shareholders, and value and respect the limitations placed on shareholder proponents, as certain shareholder proposals can unduly burden companies. However, Glass Lewis believes that shareholders should be able to vote on issues of material importance.

We view the shareholder proposal process as an important part of advancing shareholder rights and encouraging responsible and financially sustainable business practices. While recognizing that certain proposals cross the line between the purview of shareholders and that of the board, we generally believe that companies should not limit investors’ ability to vote on shareholder proposals that advance certain rights or promote beneficial disclosure. Accordingly, Glass Lewis will make note of instances where a company has successfully petitioned the SEC to exclude shareholder proposals. If after review we believe that the exclusion of a shareholder proposal is detrimental to shareholders, we may, in certain very limited circumstances, recommend against members of the governance committee.

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Transparency and Integrity in Financial Reporting

AUDITOR RATIFICATION

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”46

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.

On June 1, 2017, the PCAOB adopted new standards to enhance auditor reports by providing additional important information to investors. For companies with fiscal year end dates on or after December 15, 2017, reports were required to include the year in which the auditor began serving consecutively as the company’s auditor. For large accelerated filers with fiscal year ends of June 30, 2019 or later, and for all other companies with fiscal year ends of December 15, 2020 or later, communication of critical audit matters (“CAMs”) will also be required. CAMs are matters that have been communicated to the audit committee, are related to accounts or disclosures that are material to the financial statements, and involve especially challenging, subjective, or complex auditor judgment.

Glass Lewis believes the additional reporting requirements are beneficial for investors. The additional disclosures can provide investors with information that is critical to making an informed judgment about an auditor’s independence and performance. Furthermore, we believe the additional requirements are an important step toward enhancing the relevance and usefulness of auditor reports, which too often are seen as boilerplate compliance documents that lack the relevant details to provide meaningful insight into a particular audit.

46 “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

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VOTING RECOMMENDATIONS ON AUDITOR RATIFICATION

We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chair. When there have been material restatements of annual financial statements or material weaknesses in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2.	Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[47]

3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4.	When audit fees are excessively low, especially when compared with other companies in the same industry.

5.	When the company has aggressive accounting policies.

6.	When the company has poor disclosure or lack of transparency in its financial statements.

7.	Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

9.	In determining whether shareholders would benefit from rotating the company’s auditor, where relevant we will consider factors that may call into question an auditor’s effectiveness, including auditor tenure, a pattern of inaccurate audits, and any ongoing litigation or significant controversies.

PENSION ACCOUNTING ISSUES

A pension accounting question occasionally raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

47 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

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The Link Between Compensation and Performance

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short-and long-term incentives in addition to fixed pay elements while promoting a prudent and sustainable level of risk-taking.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is aligned with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of “against” or “abstain” votes indicates substantial shareholder concern about a company’s compensation policies and procedures.

Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

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Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

Glass Lewis reviews say-on-pay proposals on both a qualitative basis and a quantitative basis, with a focus on several main areas:

●	The overall design and structure of the company’s executive compensation programs including selection and challenging nature of performance metrics;

●	The implementation and effectiveness of the company’s executive compensation programs including pay mix and use of performance metrics in determining pay levels;

●	The quality and content of the company’s disclosure;

●	The quantum paid to executives; and

●	The link between compensation and performance as indicated by the company’s current and past pay-for-performance grades.

We also review any significant changes or modifications, and the rationale for such changes, made to the company’s compensation structure or award amounts, including base salaries.

SAY-ON-PAY VOTING RECOMMENDATIONS

In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay-for-performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

●	Inappropriate or outsized peer groups and/or benchmarking issues such as compensation targets set well above peers;

●	Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes;

●	Problematic contractual payments, such as guaranteed bonuses;

●	Targeting overall levels of compensation at higher than median without adequate justification;

●	Performance targets not sufficiently challenging, and/or providing for high potential payouts;

●	Performance targets lowered without justification;

●	Discretionary bonuses paid when short-or long-term incentive plan targets were not met;

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●	Executive pay high relative to peers not justified by outstanding company performance; and

●	The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives”).

The aforementioned issues may also influence Glass Lewis’ assessment of the structure of a company’s compensation program. We evaluate structure on a “Good, Fair, Poor” rating scale whereby a “Good” rating represents a compensation program with little to no concerns, a “Fair” rating represents a compensation program with some concerns and a “Poor” rating represents a compensation program that deviates significantly from best practice or contains one or more egregious compensation practices.

We believe that it is important for companies to provide investors with clear and complete disclosure of all the significant terms of compensation arrangements. Similar to structure, we evaluate disclosure on a “Good, Fair, Poor” rating scale whereby a “Good” rating represents a thorough discussion of all elements of compensation, a “Fair” rating represents an adequate discussion of all or most elements of compensation and a “Poor” rating represents an incomplete or absent discussion of compensation. In instances where a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

In general, most companies will fall within the “Fair” range for both structure and disclosure, and Glass Lewis largely uses the “Good” and “Poor” ratings to highlight outliers.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year. Such practices may include: approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

COMPANY RESPONSIVENESS

At companies that received a significant level of shareholder opposition (20% or greater) to their say-on-pay proposal at the previous annual meeting, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent, particularly in response to shareholder engagement. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, given that the average approval rate for say-on-pay proposals is about 90% we believe the compensation committee should provide some level of response to a significant vote against, including engaging with large shareholders to identify their concerns. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding accordingly, we may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition, giving careful consideration to the level of shareholder protest and the severity and history of compensation problems.

PAY FOR PERFORMANCE

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Our proprietary pay-for-performance model was developed to better evaluate the link between pay and performance of the top five executives at U.S. companies. Our model benchmarks these executives’ pay and company performance against peers across five performance metrics. The comparator companies are selected using Equilar’s market-based peer groups. After a comparison of both pay and performance against the Equilar peer group, the pay-for-performance model generates two weighted-average percentile rankings for a company: (i) a weighted-average percentile rank in compensation, and (ii) a weighted-average percentile rank in performance.

By measuring the magnitude of the gap between these two weighted-average percentiles, we assign companies a letter grade of A, B, C, D or F. The grades guide our evaluation of compensation committee effectiveness, and we generally recommend voting against compensation committee members at companies with a pattern of failing our pay-for-performance analysis.

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The grades derived from the Glass Lewis pay for performance analysis do not follow the traditional U.S. school letter grade system. Rather, the grades are generally interpreted as follows:

A.	The company’s percentile rank for pay is significantly less than its percentile rank for performance

B.	The company’s percentile rank for pay is moderately less than its percentile rank for performance

C.	The company’s percentile rank for pay is approximately aligned with its percentile rank for performance

D.	The company’s percentile rank for pay is higher than its percentile rank for performance

E.	The company’s percentile rank for pay is significantly higher than its percentile rank for performance

For the avoidance of confusion, the above grades encompass the relationship between a company’s percentile rank for pay and its percentile rank in performance. Separately, a specific comparison between the company’s executive pay and its peers’ executive pay levels is discussed in the analysis for additional insight into the grade. Likewise, a specific comparison between the company’s performance and its peers’ performance is reflected in the analysis for further context.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a “D” or “F” from our proprietary model, we are more likely to recommend that shareholders vote against the say-on-pay proposal. However, other qualitative factors such as an effective overall incentive structure, the relevance of selected performance metrics, significant forthcoming enhancements or reasonable long-term payout levels may give us cause to recommend in favor of a proposal even when we have identified a disconnect between pay and performance.

SHORT-TERM INCENTIVES

A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on company-wide or divisional financial measures as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. While we recognize that companies operating in different sectors or markets may seek to utilize a wide range of metrics, we expect such measures to be appropriately tied to a company’s business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential target and maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation of why these significant short-term payments were made. In addition, we believe that where companies use non-GAAP or bespoke metrics, clear reconciliations between these figures and GAAP figures in audited financial statement should be provided.

Given the pervasiveness of non-formulaic plans in this market, we do not generally recommend against a pay program on this basis alone. If a company has chosen to rely primarily on a subjective assessment or the board’s discretion in determining short-term bonuses, we believe that the proxy statement should provide a meaningful discussion of the board’s rationale in determining the bonuses paid as well as a rationale for the use of a non-formulaic mechanism. Particularly where the aforementioned disclosures are substantial and satisfactory, such a structure will not provoke serious concern in our analysis on its own. However, in conjunction with other significant issues in a program’s design or operation, such as a disconnect between pay and performance, the absence of a cap on payouts, or a lack of performance-based long-term awards, the use of on a non-formulaic bonus may help drive a negative recommendation.

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LONG-TERM INCENTIVES

Glass Lewis recognizes the value of equity-based incentive programs, which are often the primary long-term incentive for executives. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:

●	No re-testing or lowering of performance conditions;

●	Performance metrics that cannot be easily manipulated by management;

●	Two or more performance metrics;

●	At least one relative performance metric that compares the company’s performance to a relevant peer group or index;

●	Performance periods of at least three years;

●	Stretching metrics that incentivize executives to strive for outstanding performance while not encouraging excessive risk-taking; and

●	Individual limits expressed as a percentage of base salary.

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business. As with short-term incentive plans, the basis for any adjustments to metrics or results should be clearly explained.

While cognizant of the inherent complexity of certain performance metrics, Glass Lewis generally believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric; further, reliance on just one metric may focus too much management attention on a single target and is therefore more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed and transparent. The rationale behind the selection of a specific index or peer group should also be disclosed. Internal benchmarks should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained. Similarly, actual performance and vesting levels for previous grants earned during the fiscal year should be disclosed.

We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance when evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade (see below for more information) and specifically the proportion of total compensation that is stock-based.

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GRANTS OF FRONT-LOADED AWARDS

Many U.S. companies have chosen to provide large grants, usually in the form of equity awards, that are intended to serve as compensation for multiple years. This practice, often called front-loading, is taken up either in the regular course of business or as a response to specific business conditions and with a predetermined objective. We believe shareholders should generally be wary of this approach, and we accordingly weigh these grants with particular scrutiny.

While the use of front-loaded awards is intended to lock-in executive service and incentives, the same rigidity also raises the risk of effectively tying the hands of the compensation committee. As compared with a more responsive annual granting schedule program, front-loaded awards may preclude improvements or changes to reflect evolving business strategies. The considerable emphasis on a single grant can place intense pressures on every facet of its design, amplifying any potential perverse incentives and creating greater room for unintended consequences. In particular, provisions around changes of control or separations of service must ensure that executives do not receive excessive payouts that do not reflect shareholder experience or company performance.

We consider a company’s rationale for granting awards under this structure and also expect any front-loaded awards to include a firm commitment not to grant additional awards for a defined period, as is commonly associated with this practice. Even when such a commitment is provided, unexpected circumstances may lead the board to make additional payments or awards for retention purposes, or to incentivize management towards more realistic goals or a revised strategy. If a company breaks its commitment not to grant further awards, we may recommend against the pay program unless a convincing rationale is provided.

The multiyear nature of these awards generally lends itself to significantly higher compensation figures in the year of grant than might otherwise be expected. In analyzing the grant of front-loaded awards to executives, Glass Lewis considers the quantum of the award on an annualized basis, rather than the lump sum, and may compare this result to prior practice and peer data, among other benchmarks.

ONE-TIME AWARDS

Glass Lewis believes shareholders should generally be wary of awards granted outside of the standard incentive schemes, as such awards have the potential to undermine the integrity of a company’s regular incentive plans or the link between pay and performance, or both. We generally believe that if the existing incentive programs fail to provide adequate incentives to executives, companies should redesign their compensation programs rather than make additional grants.

However, we recognize that in certain circumstances, additional incentives may be appropriate. In these cases, companies should provide a thorough description of the awards, including a cogent and convincing explanation of their necessity and why existing awards do not provide sufficient motivation. Further, such awards should be tied to future service and performance whenever possible.

Additionally, we believe companies making supplemental or one-time awards should also describe if and how the regular compensation arrangements will be affected by these additional grants. In reviewing a company’s use of supplemental awards, Glass Lewis will evaluate the terms and size of the grants in the context of the company’s overall incentive strategy and granting practices, as well as the current operating environment.

CONTRACTUAL PAYMENTS AND ARRANGEMENTS

We acknowledge that there may be certain costs associated with transitions at the executive level. We believe that sign-on arrangements should be clearly disclosed and accompanied by a meaningful explanation of the payments and the process by which the amounts were reached. Further, the details of and basis for any “makewhole” payments (paid as compensation for awards forfeited from a previous employer) should be provided. Nonetheless, sign-on awards that are excessive may support or drive a negative recommendation. Lastly, some employment arrangements provide for a minimum payout level under a given incentive arrangement. These guaranteed bonuses are not exceedingly problematic in the short term, but multiyear guarantees may drive against recommendations on their own.

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With respect to severance, we believe companies should abide by the predetermined payouts in most circumstances. While in limited circumstances some deviations may not be inappropriate, we believe shareholders should be provided with a meaningful explanation of any additional or increased benefits agreed upon outside of the regular arrangements.

In the U.S. market, most companies maintain severance entitlements based on a multiple of salary and in many cases bonus. In almost all instances we see, the relevant multiple is three or less, even in the case of a change in control. We believe the basis and total value of severance should be reasonable and should not exceed the upper limit of general market practice. Particularly given the commonality of accelerated vesting and the proportional weight of long-term incentives as a component of total pay, we consider the inclusion of long-term incentives in the cash severance calculations to be inappropriate. Additional considerations, however, will be taken into account when reviewing atypically structured compensation approaches.

In evaluating the size of both severance and sign-on arrangements, we may consider the executive’s regular target compensation level, or the sums paid to other executives (including the recipient’s predecessor, where applicable) in evaluating the appropriateness of such an arrangement. We will consider severance sums actually paid to departing executives and, in special cases, their appropriateness given the circumstances of the executive’s departure.

Beyond the quantum of contractual payments, Glass Lewis will also weigh the design of any entitlements. Executive employment terms including but not limited to key man clauses, board continuity conditions, excessively broad change in control triggers, and poor wording of employment agreements may help drive a negative recommendation. In general, we are wary of terms that are excessively restrictive in favor of the executive or could potentially incentivize behaviors that are not in a company’s best interests.

Among other entitlements, Glass Lewis is strongly opposed to excise tax gross-ups related to IRC § 4999 and their expansion, especially where no consideration is given to the safe-harbor limit. We believe that under no normal circumstance is the inclusion of excise tax gross-up provisions in new agreements or the addition of such provisions to amended agreements acceptable. In light of the fact that minor increases in change-in-control payments can lead to disproportionately large excise taxes, the potential negative impact of tax gross-ups far outweighs any retentive benefit. Depending on the circumstances, the addition of new gross-ups around this excise tax in particular may lead to negative recommendations for a company’s say-on-proposal, the chair of the compensation committee, or the entire committee, particularly in cases where a company had committed not to provide any such entitlements in future. With respect to gross-ups on other excise taxes or executive benefits, we review those issues on a case-by-case basis.

RECOUPMENT PROVISIONS (“CLAWBACKS”)

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule is more stringent than Section 304 of the Sarbanes-Oxley Act and applies to incentive-based compensation paid to current or former executives in the case of a financial restatement — specifically, the recoupment provision applies in cases where the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws. Although the SEC has yet to finalize the relevant rules, we believe it is prudent for boards to adopt detailed bonus recoupment policies that go beyond Section 304 of the Sarbanes-Oxley Act to prevent executives from retaining performance-based awards that were not truly earned.

We are increasingly focusing attention on the specific terms of recoupment policies beyond whether a company maintains a clawback that simply satisfies the minimum legal requirements. We believe that clawbacks should be triggered, at a minimum, in the event of a restatement of financial results or similar revision of performance indicators upon which bonuses were based. Such policies allow the board to review all performance-related bonuses and awards made to senior executives during a specified lookback period and, to the extent feasible, allow the company to recoup such bonuses where appropriate. Notwithstanding the foregoing, in cases where a company maintains only a bare-minimum clawback, the absence of more expansive recoupment tools may inform our overall view of the compensation program.

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HEDGING OF STOCK

Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their share ownership in the company.

PLEDGING OF STOCK

Glass Lewis believes that shareholders should examine the facts and circumstances of each company rather than apply a one-size-fits-all policy regarding employee stock pledging. Glass Lewis believes that shareholders benefit when employees, particularly senior executives have “skin-in-the-game” and therefore recognizes the benefits of measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.

However, we also recognize that the pledging of shares can present a risk that, depending on a host of factors, an executive with significant pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long-term. We also recognize concerns regarding pledging may not apply to less senior employees, given the latter group’s significantly more limited influence over a company’s stock price. Therefore, we believe that the issue of pledging shares should be reviewed in that context, as should polices that distinguish between the two groups.

Glass Lewis believes that the benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, Glass Lewis reviews all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:

●	The number of shares pledged;

●	The percentage executives’ pledged shares are of outstanding shares;

●	The percentage executives’ pledged shares are of each executive’s shares and total assets;

●	Whether the pledged shares were purchased by the employee or granted by the company;

●	Whether there are different policies for purchased and granted shares;

●	Whether the granted shares were time-based or performance-based;

●	The overall governance profile of the company;

●	The volatility of the company’s stock (in order to determine the likelihood of a sudden stock price drop);

●	The nature and cyclicality, if applicable, of the company’s industry;

●	The participation and eligibility of executives and employees in pledging;

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●	The company’s current policies regarding pledging and any waiver from these policies for employees and executives; and

●	Disclosure of the extent of any pledging, particularly among senior executives.

COMPENSATION CONSULTANT INDEPENDENCE

As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors (https://www.sec.gov/rules/final/2012/33-9330.pdf, p.31-32) in assessing compensation advisor independence. According to the SEC, “no one factor should be viewed as a determinative factor.” Glass Lewis believes this six-factor assessment is an important process for every compensation committee to undertake but believes companies employing a consultant for board compensation, consulting and other corporate services should provide clear disclosure beyond just a reference to examining the six points, in order to allow shareholders to review the specific aspects of the various consultant relationships.

We believe compensation consultants are engaged to provide objective, disinterested, expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, we believe the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Glass Lewis will, when relevant, note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceeds those paid for compensation consulting.

CEO PAY RATIO

As mandated by Section 953(b) of the Dodd-Frank Wall Street Consumer and Protection Act, beginning in 2018, issuers will be required to disclose the median annual total compensation of all employees except the CEO, the total annual compensation of the CEO or equivalent position, and the ratio between the two amounts. Glass Lewis will display the pay ratio as a data point in our Proxy Papers, as available. While we recognize that the pay ratio has the potential to provide additional insight when assessing a company’s pay practices, at this time it will not be a determinative factor in our voting recommendations.

FREQUENCY OF SAY-ON-PAY

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

VOTE ON GOLDEN PARACHUTE ARRANGEMENTS

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements benefits all shareholders. Glass Lewis analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the nature of the change-in-control transaction, the ultimate value of the payments particularly compared to the value of the transaction, any excise tax gross-up obligations, the tenure and position of the executives in question before and after the transaction, any new or amended employment agreements entered into in connection with the transaction, and the type of triggers involved (i.e., single vs. double).

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EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards, when not abused, are useful for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis recognizes that equity-based compensation plans are critical components of a company’s overall compensation program and we analyze such plans accordingly based on both quantitative and qualitative factors.

Our quantitative analysis assesses the plan’s cost and the company’s pace of granting utilizing a number of different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

We compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We then consider qualitative aspects of the plan such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions. We also closely review the choice and use of, and difficulty in meeting, the awards’ performance metrics and targets, if any. We believe significant changes to the terms of a plan should be explained for shareholders and clearly indicated. Other factors such as a company’s size and operating environment may also be relevant in assessing the severity of concerns or the benefits of certain changes. Finally, we may consider a company’s executive compensation practices in certain situations, as applicable.

We evaluate equity plans based on certain overarching principles:

●	Companies should seek more shares only when needed;

●	Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently);

●	If a plan is relatively expensive, it should not grant options solely to senior executives and board members;

●	Dilution of annual net share count or voting power, along with the “overhang” of incentive plans, should be limited;

●	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;

●	The expected annual cost of the plan should be proportional to the business’s value;

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●	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results;

●	Plans should not permit re-pricing of stock options;

●	Plans should not contain excessively liberal administrative or payment terms;

●	Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers;

●	Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and

●	Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

OPTION EXCHANGES AND REPRICING

Glass Lewis is firmly opposed to the repricing of employee and director options regardless of how it is accomplished. Employees should have some downside risk in their equity-based compensation program and repricing eliminates any such risk. As shareholders have substantial risk in owning stock, we believe that the equity compensation of employees and directors should be similarly situated to align their interests with those of shareholders. We believe this will facilitate appropriate risk-and opportunity-taking for the company by employees.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program may be acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing if the following conditions are true:

●	Officers and board members cannot participate in the program;

●	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

●	The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs;

●	The vesting requirements on exchanged or repriced options are extended beyond one year;

●	Shares reserved for options that are reacquired in an option exchange will permanently retire (i.e., will not be available for future grants) so as to prevent additional shareholder dilution in the future; and

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●	Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

OPTION BACKDATING, SPRING-LOADING AND BULLET-DODGING

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.48

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

48 Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

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DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and potentially compromise the objectivity and independence of non-employee directors. We will consider recommending support for compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design, equity grants to directors should not be performance-based. Where an equity plan exclusively or primarily covers non-employee directors as participants, we do not believe that the plan should provide for performance-based awards in any capacity.

When non-employee director equity grants are covered by the same equity plan that applies to a company’s broader employee base, we will use our propriety model and analyst review of this model to guide our voting recommendations. If such a plan broadly allows for performance-based awards to directors or explicitly provides for such grants, we may recommend against the overall plan on this basis, particularly if the company has granted performance-based awards to directors in past.

EMPLOYEE STOCK PURCHASE PLANS

Glass Lewis believes that employee stock purchase plans (“ESPPs”) can provide employees with a sense of ownership in their company and help strengthen the alignment between the interests of employees and shareholders. We evaluate ESPPs by assessing the expected discount, purchase period, expected purchase activity (if previous activity has been disclosed) and whether the plan has a “lookback” feature. Except for the most extreme cases, Glass Lewis will generally support these plans given the regulatory purchase limit of $25,000 per employee per year, which we believe is reasonable. We also look at the number of shares requested to see if a ESPP will significantly contribute to overall shareholder dilution or if shareholders will not have a chance to approve the program for an excessive period of time. As such, we will generally recommend against ESPPs that contain “evergreen” provisions that automatically increase the number of shares available under the ESPP each year.

EXECUTIVE COMPENSATION TAX DEDUCTIBILITY — AMENDMENT TO IRS 162(M)

The “Tax Cut and Jobs Act” had significant implications on Section 162(m) of the Internal Revenue Code, a provision that allowed companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid under shareholder-approved plans. Glass Lewis does not generally view amendments to equity plans and changes to compensation programs in response to the elimination of tax deductions under 162(m) as problematic. This specifically holds true if such modifications contribute to the maintenance of a sound performance-based compensation program.

As grandfathered contracts may continue to be eligible for tax deductions under the transition rule for Section 162(m), companies may therefore submit incentive plans for shareholder approval to take of advantage of the tax deductibility afforded under 162(m) for certain types of compensation.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan or individual maximum award limit is excessive when compared with the plans of the company’s peers.

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The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

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Governance Structure and the Shareholder Franchise

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

●	The form of offer is not required to be an all-cash transaction;

●	The offer is not required to remain open for more than 90 business days;

●	The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

●	There is no fairness opinion requirement; and

●	There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL POISON PILLS

Similarly, Glass Lewis may consider supporting a limited poison pill in the event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”49 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

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Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/ or shareholder ratification. In many cases, companies will propose the adoption of bylaw amendments specifically restricting certain share transfers, in addition to proposing the adoption of a NOL pill. In general, if we support the terms of a particular NOL pill, we will generally support the additional protective amendment in the absence of significant concerns with the specific terms of that proposal.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

FAIR PRICE PROVISIONS

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority shareholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested shareholder” by 51% of the voting stock of the company, excluding the shares held by the interested shareholder. An interested shareholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested shareholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

49 Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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QUORUM REQUIREMENTS

Glass Lewis believes that a company’s quorum requirement should be set at a level high enough to ensure that a broad range of shareholders are represented in person or by proxy, but low enough that the company can transact necessary business. Companies in the U.S. are generally subject to quorum requirements under the laws of their specific state of incorporation. Additionally, those companies listed on the NASDAQ Stock Market are required to specify a quorum in their bylaws, provided however that such quorum may not be less than one-third of outstanding shares. Prior to 2013, the New York Stock Exchange required a quorum of 50% for listed companies, although this requirement was dropped in recognition of individual state requirements and potential confusion for issuers. Delaware, for example, required companies to provide for a quorum of no less than one-third of outstanding shares; otherwise such quorum shall default to a majority.

We generally believe a majority of outstanding shares entitled to vote is an appropriate quorum for the transaction of business at shareholder meetings. However, should a company seek shareholder approval of a lower quorum requirement we will generally support a reduced quorum of at least one-third of shares entitled to vote, either in person or by proxy. When evaluating such proposals, we also consider the specific facts and circumstances of the company, such as size and shareholder base.

DIRECTOR AND OFFICER INDEMNIFICATION

While Glass Lewis strongly believes that directors and officers should be held to the highest standard when carrying out their duties to shareholders, some protection from liability is reasonable to protect them against certain suits so that these officers feel comfortable taking measured risks that may benefit shareholders. As such, we find it appropriate for a company to provide indemnification and/or enroll in liability insurance to cover its directors and officers so long as the terms of such agreements are reasonable.

REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the company benefit from shifting jurisdictions including the following:

●	Is the board sufficiently independent?

●	Does the company have anti-takeover protections such as a poison pill or classified board in place?

●	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

●	Do shareholders have the right to call special meetings of shareholders?

●	Are there other material governance issues of concern at the company?

●	Has the company’s performance matched or exceeded its peers in the past one and three years?

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●	How has the company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

●	Does the company have an independent chair?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM AND FEE-SHIFTING BYLAW PROVISIONS

Glass Lewis recognizes that companies may be subject to frivolous and opportunistic lawsuits, particularly in conjunction with a merger or acquisition, that are expensive and distracting. In response, companies have sought ways to prevent or limit the risk of such suits by adopting bylaws regarding where the suits must be brought or shifting the burden of the legal expenses to the plaintiff, if unsuccessful at trial.

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g., Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; (iii) narrowly tailors such provision to the risks involved; and (iv) maintains a strong record of good corporate governance practices.

Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chair of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

Similarly, some companies have adopted bylaws requiring plaintiffs who sue the company and fail to receive a judgment in their favor pay the legal expenses of the company. These bylaws, also known as “fee-shifting” or “loser pays” bylaws, will likely have a chilling effect on even meritorious shareholder lawsuits as shareholders would face an strong financial disincentive not to sue a company. Glass Lewis therefore strongly opposes the adoption of such fee-shifting bylaws and, if adopted without shareholder approval, will recommend voting against the governance committee. While we note that in June of 2015 the State of Delaware banned the adoption of fee-shifting bylaws, such provisions could still be adopted by companies incorporated in other states.

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1.	Stock Split — We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

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2.	Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3.	Financing for Acquisitions — We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4.	Financing for Operations — We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares generally dilutes existing holders in most circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares. Similar concerns may also lead us to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VIRTUAL SHAREHOLDER MEETINGS

A relatively small but growing contingent of companies have elected to hold shareholder meetings by virtual means only. Glass Lewis believes that virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation of shareholders who are unable to attend a shareholder meeting in person (i.e. a “hybrid meeting”). However, we also believe that virtual-only meetings have the potential to curb the ability of a company’s shareholders to meaningfully communicate with the company’s management.

Prominent shareholder rights advocates, including the Council of Institutional Investors, have expressed concerns that such virtual-only meetings do not approximate an in-person experience and may serve to reduce the board’s accountability to shareholders. When analyzing the governance profile of companies that choose to hold virtual-only meetings, we look for robust disclosure in a company’s proxy statement which assures shareholders that they will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

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Examples of effective disclosure include: (i) addressing the ability of shareholders to ask questions during the meeting, including time guidelines for shareholder questions, rules around what types of questions are allowed, and rules for how questions and comments will be recognized and disclosed to meeting participants; (ii) procedures, if any, for posting appropriate questions received during the meeting and the company’s answers, on the investor page of their website as soon as is practical after the meeting; (iii) addressing technical and logistical issues related to accessing the virtual meeting platform; and (iv) procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting.

We will generally recommend voting against members of the governance committee where the board is planning to hold a virtual-only shareholder meeting and the company does not provide such disclosure.

VOTING STRUCTURE

DUAL-CLASS SHARE STRUCTURES

Glass Lewis believes dual-class voting structures are typically not in the best interests of common shareholders. Allowing one vote per share generally operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are able to weigh in on issues set forth by the board.

Furthermore, we believe that the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders. On matters of governance and shareholder rights, we believe shareholders should have the power to speak and the opportunity to effect change. That power should not be concentrated in the hands of a few for reasons other than economic stake.

We generally consider a dual-class share structure to reflect negatively on a company’s overall corporate governance. Because we believe that companies should have share capital structures that protect the interests of non-controlling shareholders as well as any controlling entity, we typically recommend that shareholders vote in favor of recapitalization proposals to eliminate dual-class share structures. Similarly, we will generally recommend against proposals to adopt a new class of common stock.

With regards to our evaluation of corporate governance following an IPO or spin-off within the past year, we will now include the presence of dual-class share structures as an additional factor in determining whether shareholder rights are being severely restricted indefinitely.

When analyzing voting results from meetings of shareholders at companies controlled through dual-class structures, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a management proposal, we believe the board should demonstrate an appropriate level of responsiveness.

CUMULATIVE VOTING

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

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Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted anti-takeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

●	The terms of any amended advisory or sub-advisory agreement;

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●	Any changes in the fee structure paid to the investment advisor; and

●	Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement or fund reorganization. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally purchased, and which could therefore potentially negatively impact some investors’ diversification strategies.

REAL ESTATE INVESTMENT TRUSTS

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (“REITs”) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the “100 Shareholder Test”) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.

PREFERRED STOCK ISSUANCES AT REITS

Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.

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BUSINESS DEVELOPMENT COMPANIES

Business Development Companies (“BDCs”) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

AUTHORIZATION TO SELL SHARES AT A PRICE BELOW NET ASSET VALUE

Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (“NAV”). Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:

●	The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);

●	The proposed discount below NAV is minimal (ideally no greater than 20%);

●	The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company’s then-outstanding common stock prior to the issuance); and

●	A majority of the company’s independent directors who do not have a financial interest in the issuance approve the sale.

In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the company’s past below-NAV share issuances have benefitted the company.

AUDITOR RATIFICATION AND BELOW-NAV ISSUANCES

When a BDC submits a below-NAV issuance for shareholder approval, we will refrain from recommending against the audit committee chair for not including auditor ratification on the same ballot. Because of the unique way these proposals interact, votes may be tabulated in a manner that is not in shareholders’ interests. In cases where these proposals appear on the same ballot, auditor ratification is generally the only “routine proposal,” the presence of which triggers a scenario where broker non-votes may be counted toward shareholder quorum, with unintended consequences.

Under the 1940 Act, below-NAV issuance proposals require relatively high shareholder approval. Specifically, these proposals must be approved by the lesser of: (i) 67% of votes cast if a majority of shares are represented at the meeting; or (ii) a majority of outstanding shares. Meanwhile, any broker non-votes counted toward quorum will automatically be registered as “against” votes for purposes of this proposal. The unintended result can be a case where the issuance proposal is not approved, despite sufficient voting shares being cast in favor. Because broker non-votes result from a lack of voting instruction by the shareholder, we do not believe shareholders’ ability to weigh in on the selection of auditor outweighs the consequences of failing to approve an issuance proposal due to such technicality.

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Shareholder Initiatives

Glass Lewis generally believes decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, are best left to management and the board as they in almost all cases have more and better information about company strategy and risk. However, when there is a clear link between the subject of a shareholder proposal and value enhancement or risk mitigation, Glass Lewis will recommend in favor of a reasonable, well-crafted shareholder proposal where the company has failed to or inadequately addressed the issue.

We believe that shareholders should not attempt to micromanage a company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance, as well as those that promote more and better disclosure of relevant risk factors where such disclosure is lacking or inadequate.

ENVIRONMENTAL, SOCIAL & GOVERNANCE INITIATIVES

For a detailed review of our policies concerning compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines for Shareholder Initiatives, available at www.glasslewis.com.

DISCLAIMER

This document is intended to provide an overview of Glass Lewis’ proxy voting policies and guidelines. It is not intended to be exhaustive and does not address all potential voting issues. Additionally, none of the information contained herein should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers and review of relevant studies and surveys, and has not been tailored to any specific person.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on or inability to use any such information. Glass Lewis expects its subscribers possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.

All information contained in this report is protected by law, including but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner or by any means whatsoever, by any person without Glass Lewis’ prior written consent.

© 2018 Glass, Lewis & Co., Glass Lewis Europe, Ltd., and CGI Glass Lewis Pty Ltd. (collectively, “Glass Lewis”). All Rights Reserved.

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APPENDIX B – DESCRIPTION OF SECURITIES RATINGS

Corporate and Municipal Long-Term Bond Ratings

China Lianhe Credit Ratings

AAA: Strong ability to repay debt. Not adversely affected by the economic environment. The risk of default is very low.

AA: Strong ability to repay debt. Less adversely affected by the economic environment. The risk of default is very low.

A: Strong ability to repay debt. More susceptible adversely affected by the economic environment. The risk of default is very low.

BBB: Adequate ability to repay debt. Business is affected by unfavorable economic environment. Greater default risk in general.

BB: Weak ability to repay debt. Business is affected by unfavorable economic environment. Greater default risk in general.

B: Businesses ability to repay debt is largely dependent on favorable economic environment. There is a high risk of default.

CCC: Businesses ability to repay debt is extremely dependent on favorable economic environment. There is a high risk of default.

CC: Businesses ability to repay debt is extremely dependent on favorable economic environment. Business is at risk of bankruptcy or reorganization. Default is likely.

C: Business cannot repay the debt.

In addition to AAA and CCC grade level (inclusive) level, every one credit rating available, “+”, “-” symbol to fine tune, which means that a slightly higher or slightly below this level.

China Chengxin (Asia Pacific) Credit Ratings Company, Limited (“CCXAP”) long-term credit ratings:

AAAg: Capacity to meet the commitment on short-term and long-term debts is extremely strong. Business is operated in a virtuous circle. The foreseeable uncertainty on business operations is minimal.

AAg+, AAg, AAg: Capacity to meet short-term and long-term financial commitment is very strong. Business is operated in a virtuous circle. Foreseeable uncertainty in business operations is relatively low.

Ag+, Ag, Ag-: Capacity to meet short-term and long-term commitment is strong. Business is operated in a virtuous circle. Business operation and development may be affected by internal uncertain factors, which may create fluctuations on profitability and solvency of the issuer.

BBBg+, BBBg, BBBg-: Capacity to meet financial commitment is considered adequate and capacity to meet short-term and long-term commitment is satisfactory. Business is operated in a virtuous circle. Business is affected by internal and external uncertainties. Profitability and solvency may experience significant fluctuation. Principal and interest may not be sufficiently protected by the terms of agreement.

BBg+, BBg, BBg-: Capacity to meet short-term and long-term financial commitment is relatively weak. Financial commitment towards short-term and long-term debts is below average. Status of business operation and development is not good. Solvency is unstable and subject to sustainable risk.

Bg+, Bg, Bg-: Financial commitment towards short-term and long-term debts is bad. Business is affected by internal and external uncertain factors. There are difficulties in business operation. Solvency is uncertain and subject to high credit risk.

CCCg: Financial commitment towards short-term and long-term debts is very bad. Business is affected by internal and external uncertain factors. There are difficulties in business operation. Poor solvency with very high credit risk.

CCg: Financial commitment towards short-term and long-term debts is extremely bad. Business operation is poor. There are very limited positive internal and external factors to support business operation and development. Extremely high credit risk is found.

Cg: Financial commitment towards short-term and long-term debts is insolvent. Business falls in vicious circle. Very limited positive internal and external factors are found to support the business operation and development in positive cycle. Extremely high credit risk is seen and is near default.

Dg: Unable to meet the financial commitments. Default is confirmed.

Dagong Global Credit Rating Co. (“Dagong”) Corporate and Financial Institution Issuer, Borrowing Companies, and Long-term Debt Facility Credit Ratings:

AAA- Highest Credit Quality: “AAA” ratings denote the lowest expectation of default risk. It indicates that the issuer has exceptionally strong capacity for payment of financial commitments. Although the debt protection factors may change, this capacity is highly unlikely to be adversely affected by any foreseeable event. “AAA” is the highest issuer credit rating assigned by Dagong.

AA- Very High Credit Quality: “AA” ratings denote expectations of very low default risk. It indicates that the issuer has very strong capacity for payment of financial commitments. Although due to its relatively higher long-term risk, this capacity is not significantly vulnerable to any foreseeable event.

A- High Credit Quality: “A’ ratings denote expectations of relatively low default risk. The capacity for payment of financial commitments is considered sufficient. However, this capacity may be more vulnerable than those of the higher ratings to adverse business or economic conditions due to any foreseeable event.

BBB- Medium Credit Quality: “BBB” ratings indicate that expectations of default risk are currently low and it has medium default risk. In normal conditions, the capacity for payment of financial commitments is considered adequate, whereas under adverse business or economic conditions risks of default are more likely to exist under this scale.

BB- Low Medium Credit Quality: “BB” ratings indicate that the issuer faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitments.

B- Relatively Low Credit Quality: “B” ratings indicate that expectations of default risk are relatively high but a limited margin of safety remains. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments. This is a lower scale than that of the “BB” rating and an obligor rated “B” is more vulnerable to adverse developments than the obligors rated “BB”.

CCC- Low Credit Quality: “CCC” ratings indicate very high default risk. The issuer is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments. Some practical risks exist and this will impair the obligor’s ability to meet its financial commitments.

CC- Very Low Credit Quality: “CC” ratings indicate that the issuer is currently highly vulnerable and entities with this rating have a seriously high risk of default.

C- Lowest Credit Quality: “C” ratings indicate the highest default risk and the issuer is currently unable to meet its financial commitments or may even be in the process of compulsory debt reconstruction, or a takeover by regulatory organizations or in bankruptcy liquidation.

China Bond Rating Co.

AAAR : Strong ability to repay debt. Basically unaffected by adverse economic conditions, and the risk of default is extremely low.

AAR: Strong ability to repay debt. Not affected by the economic environment. The risk of default is very low.

AR: Strong ability to repay debt. More susceptible adversely affected by the economic environment. The risk of default is very low.

BBBR: Adequate ability to repay debt. Business is affected by unfavorable economic environment. Greater default risk in general.

BBR: Weak ability to repay debt. Business is affected by unfavorable economic environment. Greater default risk in general.

BR: Businesses ability to repay debt is largely dependent on favorable economic environment. There is a high risk of default.

CCCR: Businesses ability to repay debt is extremely dependent on favorable economic environment. There is a high risk of default.

CCR: Businesses ability to repay debt is extremely dependent on favorable economic environment. Business is at risk of bankruptcy or reorganization. Default is likely.

CR: Business cannot repay the debt.

DR Default is confirmed.

In addition to AAA and CCC grade level (inclusive) level, every one credit rating available, “+”, “-” symbol to fine tune, which means that a slightly higher or slightly below this level.

CSCI Pengyuan Credit Rating Co.

AAA: The ability to repay debt is extremely strong. Not adversely affected by the economic environment. The risk of default is very low.

AA: The ability to repay debt is strong. Less adversely affected by the economic environment. The risk of default is very low.

A: Strong ability to repay debt. More susceptible adversely affected by the economic environment. The risk of default is very low.

BBB: Adequate ability to repay debt. Business is affected by unfavorable economic environment. Greater default risk in general.

BB: Weak ability to repay debt. Business is affected by unfavorable economic environment. Greater default risk in general.

B: Businesses ability to repay debt is largely dependent on favorable economic environment. There is a extremely high risk of default.

CCC: Businesses ability to repay debt is extremely dependent on favorable economic environment. There is a high risk of default.

CC: In the case of bankruptcy or restructuring, there is less protection and there is basically no guarantee of repayment of debts..

C: Business cannot repay the debt.

In addition to AAA and CCC grade level (inclusive) level, every one credit rating available, “+”, “-” symbol to fine tune, which means that a slightly higher or slightly below this level.

Standard & Poor’s (“S&P”) Long-Term Issue Credit Ratings:

The following descriptions of S&P’s long-term corporate and municipal bond ratings have been published by Standard & Poor’s Financial Services LLC.

AAA - An obligation rated ’AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated ’AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated ’A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated ’BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated ’BB’, ’B’, ’CCC’, ’CC’, and ’C’ are regarded as having significant speculative characteristics. ’BB’ indicates the least degree of speculation and ’C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ’BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ’B’ is more vulnerable to nonpayment than obligations rated ’BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated ’CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated ’CC’ is currently highly vulnerable to nonpayment. The ’CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated ’C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D - An obligation rated ’D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ’D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ’D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ’D’ if it is subject to a distressed exchange offer.

Plus (+) or Minus (-) - The ratings from ’AA’ to ’CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service, Inc. (“Moody’s”) Global Long-Term Ratings:

The following descriptions of Moody’s long-term corporate bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings Ltd. (“Fitch”) Corporate Bond Ratings:

The following descriptions of Fitch’s long-term corporate bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. ’AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ’AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ’A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ’BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ’BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B - Highly speculative. ’B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. ’CCC’ ratings indicate that default is a real possibility.

CC - Very high levels of credit risk. ’CC’ ratings indicate that default of some kind appears probable.

C - Exceptionally high levels of credit risk. ’C’ indicates that a default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ’C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c. the formal announcement by the issuer or their agent of a distressed debt exchange;

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

D - Default. ’D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Plus (+) or Minus (-) - The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ’AAA’ obligation rating category, or to ratings below the ’CCC’ category.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ’AAA’ to ’BBB’ (investment grade) and ’BB’ to ’D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s Municipal Bond Long-Term Ratings:

The following descriptions of Fitch’s long-term municipal bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. ’AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ’AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ’A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ’BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ’BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B - Highly speculative. ’B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. ’CCC’ ratings indicate that default is a real possibility.

CC - Very high levels of credit risk. ’CC’ ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. ’C’ ratings indicate default appears imminent or inevitable.

D - Default. ’D’ ratings indicate a default. Default generally is defined as one of the following:

● failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

● the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

● the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults – “Imminent” default, categorized under ’C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ’C’ category.

Structured Finance Writedowns - Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “writedown” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ’D’ will be assigned to the instrument. Where the agency believes the “writedown” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ’C’ will typically be assigned. Should the “writedown” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “writedown” later be deemed as irreversible, the credit rating will be lowered to ’D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability. In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

Plus (+) or Minus (-) - The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ’AAA’ obligation rating category, or to ratings below the ’CCC’ category.

Municipal Short-Term Bond Ratings

CCXAP short-term credit ratings:

Ag-1: Capacity to meet short-term financial commitment is extremely strong with high level of safety.

Ag-2: Capacity to meet short-term financial commitment is strong with high level of safety.

Ag-3: Capacity to meet short-term financial commitment is average but the safety may be easily affected by adverse business, financial and economic conditions.

Bg: Capacity to meet short-term financial commitment is weak with high probability of default.

Cg: Capacity to meet short-term financial commitment is very weak and the probability of default is very high.

Dg: Unable to meet the financial commitments. Default is confirmed.

S&P’s Municipal Short-Term Note Ratings:

The following descriptions of S&P’s short-term municipal ratings have been published by Standard & Poor’s Financial Services LLC.

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

D - ’D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s Global Short-Term Ratings:

The following descriptions of Moody’s short-term municipal ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to honor short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to honor short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to honor short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch’s Short-Term Ratings:

The following descriptions of Fitch’s short-term ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ’AAA’ Long-term rating category, to categories below ’CCC’, or to Short-term ratings other than ’F1’.

Commercial Paper Ratings

S&P’s Short-Term Issuer Credit Ratings:

The following descriptions of S&P’s commercial paper ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 - An obligor rated ’A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - An obligor rated ’A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 - An obligor rated ’A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B - An obligor rated ’B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - A short-term obligation rated ’C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D - A short-term obligation rated ’D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ’D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ’D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ’D’ if it is subject to a distressed exchange offer.

Dual Ratings – S&P may assign “dual” ratings to debt issues that have a put option or demand feature as part of their structure. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ’AAA/A-1+’ or ’A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ’SP-1+/A-1+’).

Moody’s U.S. Municipal Short-Term Ratings:

The following descriptions of Moody’s commercial paper ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch’s Commercial Paper Ratings:

The following descriptions of Fitch’s commercial paper ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ’AAA’ Long-term rating category, to categories below ’CCC’, or to Short-term ratings other than ’F1’.

PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Certificate of Trust, as filed with the state of Delaware on February 3, 2012, for KraneShares Trust (the “Registrant” or the “Trust”) is incorporated herein by reference to Exhibit (a)(1) to the Registrant’s initial Registration Statement on Form N-1A as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001193125-12-173444 on April 20, 2012.

(a)(2)	Registrant’s Amended and Restated Declaration of Trust, dated June 7, 2017, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 145 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001144204-17-033078 on June 19, 2017.

(b)	Registrant’s Amended By-Laws, dated June 7, 2017, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 145 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001144204-17-033078 on June 19, 2017.

(c)	Not applicable.

(d)(1)	Investment Advisory Agreement between the Registrant and Krane Funds Advisors, LLC, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 149 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001144204-17-038833 on July 28, 2017.

(d)(2)	Schedule A to the Investment Advisory Agreement between the Registrant and Krane Funds Advisors, LLC, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 180 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001615774-19-004417 on March 22, 2019.

(d)(3)	Schedule B to the Investment Advisory Agreement between the Registrant and Krane Funds Advisors, LLC, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 180 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001615774-19-004417 on March 22, 2019.

(d)(4)	Investment Advisory Agreement between Krane Funds Advisors, LLC, on behalf of the KraneShares Bosera MSCI China A Share ETF, and Bosera Asset Management (International) Co., Ltd., is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 149 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001144204-17-038833 on July 28, 2017.

(d)(5)	Investment Advisory Agreement between Krane Funds Advisors, LLC, on behalf of the KraneShares E Fund China Commercial Paper ETF, and E Fund Management (Hong Kong) Co., Limited, is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 149 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001144204-17-038833 on July 28, 2017.

(d)(6)	Investment Subadvisory Agreement between Krane Funds Advisors, LLC, on behalf of the KraneShares CCBS China Corporate High Yield Bond USD Index ETF, and CCB Securities Ltd., is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 156 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001615774-18-000019 on January 2, 2018.

(d)(7)	Sub-Advisory Agreement between Krane Funds Advisors, LLC, on behalf of the Quadratic Interest Rate Volatility and Inflation Hedge ETF, and Quadratic Capital Management LLC, is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 173 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001615774-19-002177 on February 11, 2019.

(e)(1)	Amended and Restated Distribution Agreement between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(1) of Post-Effective No. 63 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001144204-14-046850 on August 4, 2014.

(e)(2)	Schedule A to the Amended and Restated Distribution Agreement between the Registrant and SEI Investments Distribution Co., is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 180 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001615774-19-004417 on March 22, 2019.

(e)(3)	Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (e)(2) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001144204-13-003143 on January 18, 2013.

(f)	Not applicable.

(g)(1)	Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (g) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001144204-13-003143 on January 18, 2013.

(g)(2)	Form of Adherence and Amendment Agreement to the Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co., to be filed by amendment.

(h)(1)	Amended and Restated Administration Agreement between the Registrant and SEI Global Fund Services is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001144204-14-046850 on August 4, 2014.

(h)(2)	Schedule I to the Amended and Restated Administration Agreement between the Registrant and SEI Global Fund Services, is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 180 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001615774-19-004417 on March 22, 2019.

(h)(3)	Compliance Services Agreement between the Registrant and Quain Compliance Consulting, LLC, is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001144204-15-044651 on July 28, 2015.

(h)(4)

Expense Limitation Agreement between the Registrant and Krane Funds Advisors, LLC, relating to the KraneShares Bosera MSCI China A Share ETF, KraneShares E Fund China Commercial Paper ETF, KraneShares Asia Robotics and Artificial Intelligence Index ETF, and KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF, is filed herewith.

(h)(5)	Expense Limitation Agreement between the Registrant and Krane Funds Advisors, LLC, relating to the KraneShares MSCI All China Index ETF (formerly known as the KraneShares FTSE Emerging Markets Plus ETF) and KraneShares MSCI Emerging Markets ex China Index ETF, is filed herewith.

(h)(6)	Sublicense Agreement between the Registrant and Krane Funds Advisors, LLC, is incorporated herein by reference to Exhibit (h)(11) of Post-Effective Amendment No. 149 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001144204-17-038833 on July 28, 2017.

(h)(7)	Schedule I to the Form of Sublicense Agreement between the Registrant and Krane Funds Advisors, LLC, is filed herewith.

(h)(8)	Securities Lending Agency Agreement between the Registrant and Brown Brothers Harriman & Co., dated February 1, 2018, is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment No. 162 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001615774-18-007036 on July 30, 2018.

(h)(9)	Fee Waiver Agreement between the Registrant and Krane Funds Advisors, LLC, relating to the Quadratic Interest Rate Volatility and Inflation Hedge ETF, is incorporated herein by reference to Exhibit (h)(13) of Post-Effective Amendment No. 182 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001615774-19-005273 on April 2, 2019.

(h)(10)	Fee Waiver Agreement between the Registrant and Krane Funds Advisors, LLC, relating to the KraneShares MSCI All China Index ETF, is filed herewith.

(h)(11)	Expense Limitation Agreement between the Registrant and Krane Funds Advisors, LLC, relating to the KraneShares MSCI All China Health Care Index ETF, is filed herewith.

(i)	Opinion and consent of counsel, filed herewith.

(j)	Consent of independent registered public accountant, KPMG LLP, filed herewith.

(k)	Not applicable.

(l)	Subscription Agreement between the Registrant and Krane Funds Advisors, LLC is incorporated herein by reference to Exhibit (l) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001144204-13-003143 on January 18, 2013.

(m)(1)	Distribution Plan adopted November 8, 2012 and amended January 30, 2019, is incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 172 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001615774-19-001534 on January 31, 2019.

(m)(2)	Exhibit A to the Distribution Plan adopted November 8, 2012 and amended January 30, 2019, is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 180 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001615774-19-004417 on March 22, 2019.

(n)	Not applicable.

(o)	Not applicable.

(p)(1)	Code of Ethics of the Registrant is filed herewith.

(p)(2)	Code of Ethics of Krane Funds Advisors, LLC is filed herewith.

(p)(3)	Code of Ethics of Bosera Asset Management (International) Co., Ltd., sub-adviser to the KraneShares Bosera MSCI China A Share ETF, is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001144204-14-022475 on April 14, 2014.

(p)(4)

Code of Ethics of E Fund Management (Hong Kong) Co., Limited, sub-adviser to the KraneShares E Fund China Commercial Paper ETF is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001144204-14-037621 on June 13, 2014.

(p)(5)	Code of Ethics of CCB Securities Ltd., sub-adviser to the KraneShares CCBS China Corporate High Yield Bond USD Index ETF, is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment No. 156 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001615774-18-000019 on January 2, 2018.

(p)(6)	Code of Ethics of Quadratic Capital Management LLC, sub-adviser to the Quadratic Interest Rate Volatility and Inflation Hedge ETF, is incorporated herein by reference to Exhibit (p)(8) of Post-Effective Amendment No. 182 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001615774-19-005273 on April 2, 2019.

(q)(1)	Powers of Attorney dated September 29, 2015 for Matthew Stroyman and John Ferguson is incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 108 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001144204-16-080317on February 10, 2016.

(q)(2)	Power of Attorney dated August 31, 2017 for Patrick Campo, is incorporated herein by reference to Exhibit (q)(2) of Post-Effective Amendment No. 153 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001615774-17-005305 on September 22, 2017.

Item 29.	Persons Controlled by or under Common Control with the Fund

KraneShares Commodity Strategies Subsidiary, Ltd. is a wholly-owned and controlled subsidiary of the KFA Global Carbon ETF, as further described in Post-Effective Amendment No. 194 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-180870 and 811-22698), as filed with the SEC via EDGAR Accession No. 0001615774-19-009301 on June 11, 2019.

Item 30.	Indemnification

A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust, to the extent provided in Article VII of the Registrant’s Amended and Restated Declaration of Trust, for any act, omission, or obligation of the Trust, of such Trustee, or of any other Trustee. A Trustee shall be liable to the Trust solely for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Investment Adviser, or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Trust shall indemnify each Person who is, or has been, a Trustee, officer, employee or agent of the Trust, any Person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 2 of the Registrant’s Amended and Restated Declaration of Trust shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under Section 2.

All persons extending credit to, contracting with or having any claim against the Trust or the Trustees, officers, employees or agents of the Trust shall look only to the assets of the appropriate Series, or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or Trustees or by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Trustees’ discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a limitation on the liability of each Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust or by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and other Connections of the Investment Adviser

Krane Funds Advisors, LLC

Krane Funds Advisors, LLC (“Krane”) serves as investment adviser for each series of the Trust, except the CICC Global Wealth Preservation Fund and CICC US Government Money Market Fund. The principal address of Krane is 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020. Krane is an investment adviser registered under the Investment Advisers Act of 1940.

Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of Krane during the past two years is incorporated by reference to its Form ADV filed with the SEC (SEC File No. 801-77589).

Bosera Asset Management (International) Co., Ltd.

Bosera Asset Management (International) Co., Ltd. (“Bosera”) serves as investment sub-adviser for the Trust’s KraneShares Bosera MSCI China A Share ETF. The principal address of Bosera is Suite 4109, Jardine House, One Connaught Place, Central, Hong Kong. Bosera is an investment adviser registered under the Investment Advisers Act of 1940.

Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of Bosera during the past two years is incorporated by reference to its Form ADV filed with the SEC (SEC File No. 801-78507).

E Fund Management (Hong Kong) Co., Limited

E Fund Management (Hong Kong) Co., Limited (“E Fund”) serves as investment sub-adviser for the Trust’s KraneShares E Fund China Commercial Paper ETF. The principal address of E Fund is Suite 3501-02 35F, Two International Finance Center, 8 Finance Street, Central, Hong Kong. E Fund is an investment adviser registered under the Investment Advisers Act of 1940.

Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of E Fund during the past two years is incorporated by reference to its Form ADV filed with the SEC (SEC File No. 801-78973).

CCB Securities Ltd.

CCB Securities Ltd. (“CCBS”) serves as investment sub-adviser for the Trust’s KraneShares CCBS China Corporate High Yield Bond USD Index ETF. The principal address of CCBS is 18/F CCB Centre, 18 Wang Chiu Road, Kowloon Bay, Kowloon, Hong Kong. CCBS is an investment adviser registered under the Investment Advisers Act of 1940.

Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of CCBS during the past two years is incorporated by reference to its Form ADV filed with the SEC (SEC File No. 801-112053).

Quadratic Capital Management LLC

Quadratic Capital Management LLC (“Quadratic”) serves as investment sub-adviser for the Trust’s Quadratic Interest Rate Volatility and Inflation Hedge ETF. The principal address of Quadratic is 39 Lewis Street, 4th Floor, Greenwich, Connecticut 06830. Quadratic is an investment adviser registered under the Investment Advisers Act of 1940.

Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of Quadratic during the past two years is incorporated by reference to its Form ADV filed with the SEC (SEC File No. 801-106485).

Item 32.	Principal Underwriters

(a)	Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010

Adviser Managed Trust	December 10, 2010
New Covenant Funds	March 23, 2012
Cambria ETF Trust	August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
SEI Insurance Products Trust	September 10, 2013
The KP Funds	September 19, 2013
The Advisors’ Inner Circle Fund III	February 12, 2014
SEI Catholic Values Trust	March 24, 2015
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund	June 30, 2015
Gallery Trust	January 8, 2016
Schroders Series Trust	February 10, 2017
Schroders Global Series Trust	February 10, 2017
City National Rochdale Select Strategies Fund	March 1, 2017
Metaurus Equity Component Trust	October 2, 2017
Impact Shares Trust	March 1, 2018
City National Rochdale Strategic Credit Fund	May 16, 2018
Symmetry Panoramic Trust	July 23, 2018
Frost Family of Funds	May 31, 2019

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)       Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	—
Paul F. Klauder	Director	—
Wayne M. Withrow	Director	—
Kevin P. Barr	Director, President, & Chief Executive Officer	—
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	—
Jennifer H. Campisi	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
John C. Munch	General Counsel & Secretary	—
Mark J. Held	Senior Vice President	—
John P. Coary	Vice President & Assistant Secretary	—
Lori L. White	Vice President & Assistant Secretary	—
Judith A. Hirx	Vice President	—
Jason McGhin	Vice President	—
Gary Michael Reese	Vice President	—
Robert M. Silvestri	Vice President	—

Item 33. Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

Registrant:

c/o Krane Funds Advisors, LLC

1270 Avenue of the Americas, 22nd Floor

New York, New York 10020

Adviser:

Krane Funds Advisors, LLC

1270 Avenue of the Americas, 22nd Floor

New York, New York 10020

Sub-Advisers:

Bosera Asset Management (International) Co., Ltd.

Suite 4109

Jardine House

One Connaught Place

Central, Hong Kong

E Fund Management (Hong Kong) Co., Limited

3501-02 35F, Two International Finance Center

8 Finance Street

Central, Hong Kong

CCB Securities Ltd.

18/F CCB Centre

18 Wang Chiu Road

Kowloon Bay, Kowloon, Hong Kong

Quadratic Capital Management LLC

39 Lewis Street, 4th Floor

Greenwich, Connecticut 06830

Administrator:

SEI Investments Global Funds Services

1 Freedom Valley Drive

Oaks, Pennsylvania 19456

Distributor:

SEI Investments Distribution Co.

1 Freedom Valley Drive

Oaks, Pennsylvania 19456

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 198 to its Registration Statement (File Nos. 333-180870 and 811-22698) to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, State of New York on this 29th day of July 2019.

KraneShares Trust

/s/ Jonathan Krane
Jonathan Krane
Trustee, Principal Executive Officer and
Principal Financial Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacity and on the date indicated.

Signature	Title	Date

/s/ Jonathan Krane	Trustee, Principal Executive Officer	July 29, 2019
Jonathan Krane	and Principal Financial Officer

/s/ Patrick Campo*	Trustee	July 29, 2019
Patrick Campo

/s/ John Ferguson*	Trustee	July 29, 2019
John Ferguson

/s/ Matthew Stroyman*	Trustee	July 29, 2019
Matthew Stroyman

* /s/ Stacy L. Fuller
Stacy L. Fuller

*	Attorney-in-Fact pursuant to powers of attorney dated September 29, 2015 and August 31, 2017.

Exhibit Index

EX-99.(h)(4)	Expense Limitation Agreement (KraneShares Bosera MSCI China A Share ETF, KraneShares E Fund China Commercial Paper ETF, KraneShares Asia Robotics and Artificial Intelligence Index ETF, and KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF)

EX-99.(h)(5)	Expense Limitation Agreement (KraneShares MSCI All China Index ETF (formerly known as the KraneShares FTSE Emerging Markets Plus ETF) and KraneShares MSCI Emerging Markets ex China Index ETF)

EX-99.(h)(7)	Schedule I to the Form of Sublicense Agreement

EX-99.(h)(10)	Fee Waiver Agreement (KraneShares MSCI All China Index ETF)

EX-99.(h)(11)	Expense Limitation Agreement (KraneShares MSCI All China Health Care Index ETF)

EX-99.(i)	Opinion and consent of counsel

EX-99.(j)	Consent of independent registered public accountant, KPMG LLP

EX-99.(p)(1)	Code of Ethics of the Registrant

EX-99.(p)(2)	Code of Ethics of Krane Funds Advisors, LLC